UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-22153

Dunham Funds

(Exact name of registrant as specified in charter)

10251 Vista Sorrento Pkwy, Ste. 200, San Diego, CA 92121

(Address of principal executive offices) (Zip code)

Emile Molineaux

Gemini Fund Services, LLC., 80Arkay Drive  Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2616

Date of fiscal year end:

10/31

Date of reporting period:10/31/14

Item 1.  Reports to Stockholders.

October 31, 2014	A N N U A L R E P O R T

This report is for the information of shareholders of the Dunham Funds. It may also be used as sales literature when preceded by or accompanied by a current prospectus, which contains information concerning investment objectives, risks, and charges and expenses of the funds. Read the prospectus carefully before investing. For this and other information about the Dunham Funds, contact your financial advisor or call Client Services at (800) 442-4358.

Dunham Corporate/Government Bond Fund

Dunham Monthly Distribution Fund

Dunham Floating Rate Bond Fund

Dunham High-Yield Bond Fund

Dunham International Opportunity Bond Fund

Dunham Dynamic Macro Fund

Dunham Alternative Strategy Fund

Dunham Appreciation & Income Fund

Dunham Large Cap Value Fund

Dunham Alternative Income Fund

Dunham Focused Large Cap Growth Fund

Dunham Real Estate Stock Fund

Dunham International Stock Fund

Dunham Small Cap Value Fund

Dunham Emerging Markets Stock Fund

Dunham Small Cap Growth Fund

Investment Adviser:

Dunham & Associates Investment Counsel, Inc. P.O. Box 910309 San Diego, California 92191

This Annual Report contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements also include those preceded by, followed by or that include the words “believes”, “expects”, “anticipates” or similar expressions. Such statements should be viewed with caution. Actual results or experience could differ materially from the forward-looking statements as a result of many factors. Each Fund makes no commitments to disclose any revisions to forward-looking statements, or any facts, events or circumstances after the date hereof that may bear upon forward-looking statements. In addition, prospective purchasers of the funds should consider carefully the information set forth herein and the applicable fund’s prospectus. Other factors and assumptions not identified above may also have been involved in the derivation of these forward-looking statements, and the failure of these other assumptions to be realized may also cause actual results to differ materially from those projected.

Dear Fellow Shareholders,

The past fiscal year has been filled with highs and lows, both domestically and internationally. After a year of stellar performance, it was widely expected that U.S. stocks would produce mediocre returns, at best, in the following year. However, to many people’s surprise, U.S. equities defied those expectations. To that end, U.S. equity markets have seen 19 record highs from the Dow Jones Industrial Average and 35 record highs from the S&P 500 during the past twelve months.

Similarly, after Federal Reserve comments resulted in a spike in interest rates in mid-2013, the expectation of a continued rise throughout 2014 was widely held. Although 10-Year U.S. Treasury bond yields broke the 3% threshold at the end of 2013, which had not been breached in more than two fiscal years, interest rates began a steady descent throughout 2014, declining to near-historic lows.

U.S. economic data has consistently supported growth, which in addition to steadily increasing Gross Domestic Product throughout most of the fiscal year, has been reflected in employment opportunities for Americans as well as their confidence as consumers. The Federal Reserve ended its quantitative easing program, which may be viewed as the catalyst for the five-year recovery from the Great Recession. U.S. oil prices hit lows unseen in more than two years, and the U.S. dollar’s strength has been increasing relative to major currencies all over the world.

Across both seas, economic difficulties were felt in Europe, Japan, and China. Central banks in all three areas have adopted stimulus measures in hopes of averting global recession. Political unrest in the Ukraine and the Middle-East, along with the Ebola virus making daily headlines and the emergence of ISIS as a global threat, continued to keep investors on edge. In addition to falling oil prices, sanctions against Russia made life in the former Soviet Union difficult and spilled more uncertainty into Europe.

With no shortage of global concerns to impact investment portfolios, we were diligently working to continue to add pieces to the Dunham offering that could position our Shareholders to withstand occurrences that might detract from their investments. To that extent, on the equity side we introduced the Dunham Dynamic Macro Fund to the Dunham family of funds and made changes to the Dunham Appreciation & Income Fund, which included revising its investment strategy and replacing the Sub-Adviser. We felt these modifications might mitigate overall risk and give the Dunham line-up of equity mutual funds an added level of diversification while still allowing for the potential to participate in the upside of the equity markets.

On the fixed income side, we feel we have positioned our risks in such a way as to potentially weather the inevitable rise in interest rates and provide our Shareholders with a reasonable risk-adjusted return on the income-producing side of their portfolio.

As we continue to move toward economic growth in the U.S. and as world economies begin to recover, we will continue to look for ways to grow your investments to the best of our abilities. We thank you for your continued trust and the confidence you have placed in us. We take that trust very seriously and look forward to servicing your investment needs for years to come.

Sincerely,

Jeffrey A. Dunham
President
Dunham & Associates Investment Counsel, Inc.
October 31, 2014

1

Dunham Corporate/Government Bond Fund
Message from the Sub-Adviser (Newfleet Asset Management LLC)

Investment-grade bonds, as measured by the Barclays Aggregate Bond Index, rose 4.1 percent in the fiscal year ended October 31, 2014 after a 1.1 percent decline over the previous fiscal year. Treasuries in the middle of the yield curve, as measured by the BofA ML Treasuries 5-7 Years Index, ended the fiscal year up 2.0 percent, while long-term Treasuries, as measured by the BofA ML Treasuries 10+ Years Index, saw an increase of 12.8 percent over the fiscal year. Corporate bonds, as measured by the BofA ML U.S. Corporate Bond Index, increased more than three times intermediate-term Treasury bonds, rising 6.5 percent over the fiscal year. High-yield bonds, as measured by the BofA ML High-Yield Bond Cash Pay Index, rose 5.8 percent, outperforming the intermediate-term Treasury bonds by 3.8 percent during the fiscal year ended October 31, 2014.

The Fund continued to balance risk versus reward by choosing to emphasize lower duration bonds and overweighting lower credit quality securities, which have been outperforming in anticipation of rising interest rates during the year. The average effective duration of the Fund declined throughout the fiscal year and was roughly 4.09 years while the benchmark index had an average duration of 5.53 years. This allocation generally dragged on performance for the Fund as Treasury yields experienced a down-trend for the year, trading in a relatively broad range of 110 basis points. Long-term Treasuries hit a high of 3.81 percent on the last day of 2013 and hit a low in mid-October of this year of 2.73 percent before settling in and ending the fiscal year at 2.93 percent. The overweight to corporate high-yield securities was the single largest contributor to performance over the fiscal year. The Sub-Adviser maintained an overweight to the sector, investing nearly one-third of the Fund in such securities while the index held less than 1 percent.

A top performing holding in the Fund for the year, which is in the high-yield sector, was First Data Corporation 11.75% due 8/15/2021 (319963BL7) (holdings percentage*: 0.34 percent), a provider of electronic commerce solutions, which announced a $3.5 billion equity infusion which the Sub-Adviser believed would significantly reduce its leverage. These bonds returned 16.7 percent for the fiscal year. Another contributor from the high-yield sector included the San Diego Regional Airport Authority 5.594% due 7/1/2043 (79742GAF8) (holdings percentage*: 0.70 percent), an airport authority based in the County of San Diego in the state of California. This security benefitted mostly from the long duration as the 30-year U.S. Treasury rallied 37 basis points over the period July 31, 2014 through October 22, 2014. The spread was basically unchanged at 130 basis points over that period, therefore the bonds moved in line with the Treasury rally. These bonds gained 3.9 percent in the fiscal year ended October 31, 2014.

One of the top detractors from the Fund was CGG 6.5% due 6/1/2021 (204384AB7) (holdings percentage*: 0.37 percent), a manufacturer and provider of geophysical services, software, and equipment. The company reported weak earnings during the year and continues to face a softer demand environment for its services. The bonds lost 16.92 percent during the fiscal year. Energy XXI Gulf Coast, Inc. 6.875% due 3/15/2024 (29276KAT8) (holdings percentage*: 0.22 percent), is an independent oil and natural gas exploration and production company with operations focused in the United States Gulf Coast and the Gulf of Mexico. The bonds have been under pressure recently with the drop in oil prices. At a yield of 10.5 percent and spreads approaching 900 basis points, the Sub-Adviser believes they are getting paid to take on this risk at this juncture. The bonds were down 18.56 percent for the fiscal year ended October 31, 2014.

The Sub-Adviser continued to overweight commercial mortgage-backed securities during the fiscal year which had minimal impact on performance as security selection in this sector also lagged somewhat. However, the combination contributed 6 basis points to the Fund’s return relative to the benchmark index for the fiscal year.

Exposure to investment-grade corporate bonds enhanced performance on both a relative and absolute basis as security selection in this sector surpassed investment-grade corporate bonds within the benchmark index. Despite the sector underweight, the security selection contributed 47 basis points to the Fund return for the fiscal year.

The Sub-Adviser believes U.S. economic growth will continue to increase in the coming quarter, albeit at a modest pace. An improving job market and relatively low inflation leads the Sub-Adviser to expect the Fed to begin raising interest rates in mid-2015 while expecting the 10-Year Treasury to stay within the 2.5 percent to 3.0 percent range in the meantime. High-yield bond defaults are expected to continue to remain low, which should bode well going forward for the Sub-Adviser’s strategy and investment grade should provide opportunities if profit margins continue their upward trend.

*	Holdings percentage(s) as of 10/31/2014.

Growth of $10,000 Investment - (Unaudited)

Total Returns as of October 31, 2014

		Annualized	Annualized	Annualized Since Inception
	One Year	Three Years	Five Years	(12/10/04)
Class N	3.77%	3.96%	4.68%	4.66%
Class C	3.08%	3.21%	3.91%	3.89%
Class A with load of 4.50%	(1.05)%	2.12%	3.45%	4.12%*
Class A without load	3.59%	3.69%	4.41%	4.73%*
Barclays Aggregate Bond Index	4.14%	2.73%	4.22%	4.68%
Morningstar Intermediate-Term Bond Category	4.06%	3.54%	4.75%	4.21%

*	Class A commenced operations on January 3, 2007.

The Barclays Aggregate Bond Index is an unmanaged index which represents the U.S. investment-grade fixed-rate bond market (including government and corporate securities, mortgage pass-through securities and asset-backed securities). Investors cannot invest directly in an index or benchmark.

The Morningstar Intermediate-Term Bond Category is generally representative of intermediate-term bond mutual funds that primarily invest in corporate and other investment-grade U.S. fixed-income securities and typically have durations of 3.5 to 6.0 years.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including underlying funds, are 1.20% for Class N, 1.95% for Class C and 1.45% for Class A. Class A shares are subject to a sales load of 4.50% and a deferred sales charge of up to 0.75%. The performance data quoted here represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of fund shares or fund distributions. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com.

2

SCHEDULE OF INVESTMENTS

Dunham Corporate/Government Bond Fund
October 31, 2014

	Principal	Interest		Maturity
Security	Amount	Rate		Date	Value
CORPORATE BONDS & NOTES - 60.8%
AEROSPACE/DEFENSE - 0.5%
AAR Corp.	$120,000	7.250%		1/15/2022	$130,800
Spirit AeroSystems, Inc.	30,000	5.250		3/15/2022	30,675
TransDigm, Inc.	110,000	6.000		7/15/2022	111,787
					273,262
AIRLINES ABS - 1.1%
Air Canada 2013-1 Class B Pass Through Trust - 144A	110,102	5.375		5/15/2021	111,478
Continental Airlines 2009-2 Class A Pass Through Trust	240,207	7.250		11/10/2019	281,493
United Airlines 2009-2A Pass Through Trust	175,381	9.750		1/15/2017	194,673
					587,644
AUTO PARTS & EQUIPMENT - 0.5%
Meritor, Inc.	215,000	6.750		6/15/2021	227,900
MPG Holdco I, Inc. - 144A	10,000	7.375		10/15/2022	10,550
					238,450
AUTOMOBILE ABS - 2.3%
California Republic Auto Receivables Trust 2014-3 A4	390,000	1.790		3/16/2020	391,647
Capital Auto Receivables Asset Trust / Ally 2013-1 C	590,000	1.740		10/22/2018	591,737
Ford Credit Auto Owner Trust 2013-B D	194,000	1.820		11/15/2019	196,383
					1,179,767
BANKS - 9.3%
Banco de Credito del Peru - 144A	170,000	6.125	+	4/24/2027	183,600
Banco de Credito e Inversiones - 144A	325,000	4.000		2/11/2023	321,871
Banco Internacional del Peru SAA -144A	200,000	6.625	+	3/19/2029	217,000
Banco Santander Chile - 144A	300,000	3.875		9/20/2022	301,048
Banco Votorantim SA - 144A	275,000	7.375		1/21/2020	304,342
Bank of America Corp	175,000	5.625		7/1/2020	198,983
Barclays Bank PLC - 144A	270,000	6.050		12/4/2017	299,570
Citigroup, Inc.	130,000	4.050		7/30/2022	133,959
Citigroup, Inc.	100,000	5.800	+	Perpetual	100,450
Goldman Sachs Group Inc.	185,000	5.750		1/24/2022	213,318
Goldman Sachs Group Inc.	105,000	5.700	+	Perpetual	107,494
JPMorgan Chase & Co	40,000	6.125		6/27/2017	44,559
JPMorgan Chase & Co	300,000	5.150	+	Perpetual	285,000
Macquarie Bank Ltd. - 144A	17,000	6.625		4/7/2021	19,541
Morgan Stanley	185,000	4.100		5/22/2023	186,927
Morgan Stanley	225,000	6.375		7/24/2042	290,765
Morgan Stanley	105,000	5.450	+	Perpetual	105,623
PNC Financial Services Group, Inc.	255,000	4.850	+	Perpetual	242,887
Turkiye Garanti Bankasi AS - 144A	330,000	5.250		9/13/2022	336,600
UBS AG/Stamford CT	650,000	7.625		8/17/2022	768,258
Zions Bancorporation	115,000	4.500		6/13/2023	121,118
					4,782,913
BUILDING MATERIALS - 0.6%
Builders FirstSource, Inc. - 144A	55,000	7.625		6/1/2021	57,337
Builing Materials Corp of America - 144A	50,000	5.375		11/15/2024	50,375
CPG Merger Sub LLC - 144A	85,000	8.000		10/1/2021	87,550
Masco Corp.	95,000	5.950		3/15/2022	104,975
					300,237
CHEMICALS - 1.4%
Hexion US Finance Corp.	170,000	6.625		4/15/2020	170,850
New Market Corp.	305,000	4.100		12/15/2022	308,884
Ryonies AM Products, Inc. - 144A	70,000	5.500		6/1/2024	66,325
Tronox Finance LLC	175,000	6.375		8/15/2020	180,687
					726,746

See accompanying notes to financial statements.

3

SCHEDULE OF INVESTMENTS

Dunham Corporate/Government Bond Fund (Continued)
October 31, 2014

	Principal	Interest		Maturity
Security	Amount	Rate		Date	Value
COAL - 0.1%
Consol Energy, Inc. - 144A	$70,000	5.8750%		4/15/2022	$71,312

COMMERCIAL MBS - 7.1%
A10 Securitization 2013-1 B LLCA10 2013-1 B - 144A	300,000	4.120		11/15/2025	300,154
Aventura Mall Trust 2013-AVM - 144A	100,000	3.867	+	12/5/2032	102,691
Bear Stearns Commercial Mortgage Securities Trust 2005-PWR9 A4B	580,000	4.943		9/11/2042	596,888
Bear Stearns Commercial Mortgage Securities Trust 2007-TOP28 A3	62,167	5.793		9/11/2042	62,112
Citigroup Commercial Mortgage Trust 2007-C6	290,000	5.899	+	12/10/2049	318,369
Citigroup Commercial Mortgage Trust 2008-C7	95,000	6.338	+	12/10/2049	104,932
Extended Stay America 2013-ESH - 144A	300,000	2.958		12/5/2031	305,117
Government National Mortgage Association 2012-147 AK	493,006	2.587	+	4/16/2054	507,822
JP Morgan Chase Commercial Mortgage Securities Trust 2007-LDP12	470,000	5.882	+	2/15/2051	514,408
LB-UBS Commercial Mortgage Trust 2007-C7 A3	63,940	5.866	+	9/15/2045	71,002
Morgan Stanley Capital I Trust 2005-IQ10 A4B	510,000	5.284	+	9/15/2042	525,757
Morgan Stanley Capital I Trust 2007-IQ14 AM	224,000	5.867	+	4/15/2049	234,457
					3,643,709
COMMERCIAL SERVICES - 1.0%
ADT Corp.	180,000	6.250		10/15/2021	189,450
Ahern Rentals, Inc.- 144A	195,000	9.500		6/15/2018	209,138
Ceridian LLC. -144A	5,000	8.125		11/15/2017	5,012
Interactive Data Corp -144A	80,000	5.875		4/15/2019	80,300
					483,900
DISTRIBUTION / WHOLESALE - 0.5%
Rexal SA - 144A	245,000	5.250		6/15/2020	248,062

DIVERSIFIED FINANCIAL SERVICES - 3.5%
Aircastle Ltd.	200,000	5.125		3/15/2021	203,000
Ford Motor Credit Co. LLC.	270,000	5.750		2/1/2021	309,385
General Electric Capital Corp.	100,000	7.125	+	Perpetual	116,875
General Electric Capital Corp.	200,000	5.250	+	Perpetual	201,000
General Motors Financial Co., Inc.	130,000	3.500		7/10/2019	134,144
Icahn Enterprises LP / Icahn Enterprises Finance Corp.	10,000	4.875		3/15/2019	10,200
Icahn Enterprises LP / Icahn Enterprises Finance Corp.	55,000	6.000		8/1/2020	58,025
Icahn Enterprises LP / Icahn Enterprises Finance Corp.	100,000	5.875		2/1/2022	103,250
Infinity Acquisition LLC / Infinity Acquisition Finance Corp. - 144A	80,000	7.250		8/1/2022	75,200
Macquarie Group Ltd.- 144A	125,000	6.250		1/14/2021	143,045
Nationstar Mortgage LLC / Nationstar Capital Corp.	200,000	6.500		6/1/2022	187,000
Navient LLC.	140,000	5.500		1/25/2023	140,350
Walter Investment Management Corp. - 144A	135,000	7.875		12/15/2021	127,575
					1,809,049
ELECTRIC - 0.6%
Dynergy Finance I, Inc. / Dynergy Finance II, Inc. - 144A	55,000	7.375		11/1/2022	58,231
Dynergy Finance I, Inc. / Dynergy Finance II, Inc. - 144A	20,000	7.625		11/1/2024	21,225
Electricite de France SA - 144A	165,000	5.250	+	Perpetual	171,600
RJS Power Holdings LLC - 144A	60,000	5.125		7/15/2019	60,000
					311,056
ELECTRONICS - 0.1%
Sanmina Corp. - 144A	20,000	4.375		6/1/2019	20,075

ENTERTAINMENT - 1.7%
GLP Capital LP / GLP Financing II Inc.	10,000	4.375		11/1/2018	10,325
GLP Capital LP / GLP Financing II Inc.	85,000	4.875		11/1/2020	88,825
GLP Capital LP / GLP Financing II Inc.	5,000	5.375		11/1/2023	5,288
Isle of Capri Casinos, Inc.	125,000	5.875		3/15/2021	128,750
Mohegan Tribal Gaming Authority	190,000	9.750		9/1/2021	197,600

See accompanying notes to financial statements.

4

SCHEDULE OF INVESTMENTS

Dunham Corporate/Government Bond Fund (Continued)
October 31, 2014

	Principal	Interest		Maturity
Security	Amount	Rate		Date	Value
ENTERTAINMENT - 1.7% (Continued)
Penn National Gaming Inc .	$120,000	5.875%		11/1/2021	$115,200
Scientific Games International, Inc. - 144A	110,000	6.625		5/15/2021	87,862
Six Flags Entertainment Corp. - 144A	245,000	5.250		1/15/2021	247,450
United Artists Theatre Circuit Inc. 1995-A Pass Through Trust *	1,254	9.300		7/1/2015	1,262
					882,562
FOOD - 0.3%
Ingles Markets, Inc.	100,000	5.750		6/15/2023	102,250
WhiteWave Foods Co.	35,000	5.375		10/1/2022	36,925
					139,175
FOREST PRODUCTS & PAPER - 0.6%
Sappi Papier Holding GmbH - 144A	265,000	6.625		4/15/2021	276,925

GAS - 0.1%
NGL Energy Partners LP - 144A	70,000	5.125		7/15/2019	70,525

HEALTHCARE PRODUCTS - 0.2%
Crimson Merger Sub, Inc. - 144A	80,000	6.625		5/15/2022	74,900
Mallinckrodt International Finance SA -144A	40,000	5.750		8/1/2022	41,950
					116,850
HEALTHCARE-SERVICES - 1.1%
Acadia Healthcare Co., Inc.	45,000	5.125		7/1/2022	44,888
CHS/Community Health Systems, Inc. - 144A	30,000	5.125		8/1/2021	31,500
CHS/Community Health Systems, Inc. - 144A	30,000	6.875		2/1/2022	32,437
IASIS Healthcare LLC / IASIS Capital Corp.	70,000	8.375		5/15/2019	74,025
LifePoint Hospitals, Inc.	55,000	5.500		12/1/2021	57,888
Select Medical Corp.	140,000	6.375		6/1/2021	143,850
Tenet Healthcare Corp. - 144A	60,000	5.500		3/1/2019	61,650
Tenet Healthcare Corp.	100,000	8.125		4/1/2022	114,875
					561,113
HOLDING COMPANIES-DIVERSIFIED - 0.6%
Hutchison Whampoa International 12 Ltd. - 144A	185,000	6.000	+	Perpetual	198,590
Leucadia National Corp.	105,000	5.500		10/18/2023	110,374
					308,964
HOME BUILDERS - 0.5%
Brookfield Residential Properties, Inc. - 144A	80,000	6.500		12/15/2020	85,600
Taylor Morrison Communities, Inc. / Monarch Communities, Inc. - 144A	190,000	5.250		4/15/2021	192,305
					277,905
HOME EQUITY ABS - 2.1%
Bayview Financial Mortgage Pass-Through Trust 2006-A 1A4 (a)	560,000	6.087		2/28/2041	580,997
GSAA Trust 2005-1 AF4 (a)	458,613	5.619		11/25/2034	491,508
					1,072,505
INSURANCE - 2.4%
Allstate Corp.	200,000	5.750	+	8/15/2053	213,125
Chubb Corp.	85,000	6.375	+	3/29/2067	93,075
Genworth Holdings, Inc.	205,000	4.900		8/15/2023	213,826
Prudential Financial, Inc.	370,000	5.625	+	6/15/2043	385,725
Teachers Insurance & Annuity Association of America - 144A	110,000	4.375	+	9/15/2054	112,013
Voya Financial, Inc.	125,000	5.650	+	5/15/2053	125,625
York Risk Services Holding Corp. - 144A	65,000	8.500		10/1/2022	66,219
					1,209,608
INVESTMENT COMPANIES - 0.2%
PennantPark Investment Corp.	110,000	4.500		10/1/2019	111,086

See accompanying notes to financial statements.

5

SCHEDULE OF INVESTMENTS

Dunham Corporate/Government Bond Fund (Continued)
October 31, 2014

	Principal	Interest	Maturity
Security	Amount	Rate	Date	Value
IRON / STEEL - 1.7%
Carpenter Technology Corp.	$300,000	4.450%	3/1/2023	$308,087
Gerdau Trade, Inc. - 144A	370,000	4.750	4/15/2023	368,039
United States Steel Corp.	180,000	6.875	4/1/2021	195,300
				871,426
LEISURE TIME - 0.2%
Viking Cruises Ltd. - 144A	105,000	8.500	10/15/2022	114,188

LODGING - 0.8%
Boyd Gaming Corp.	110,000	9.000	7/1/2020	119,213
MGM Resorts International	115,000	6.750	10/1/2020	126,500
Station Casinos LLC	170,000	7.500	3/1/2021	178,500
				424,213
MEDIA - 0.9%
Cequel Communications Holdings I LLC / Cequel Capital Corp. - 144A	105,000	5.125	12/15/2021	103,031
Clear Channel Worldwide Holdings, Inc.	250,000	7.625	3/15/2020	267,188
iHeartCommunications, Inc.	25,000	10.000	1/15/2028	20,984
MHGE Parent Finance, Inc. - 144A	80,000	8.500	8/1/2019	79,300
				470,503
MINING - 2.0%
FMG Resources August 2006 Pty Ltd. - 144A	100,000	8.250	11/1/2019	104,125

OIL & GAS - 4.8%
Atlas Energy Holdings Operating Co. LLC - 144A	40,000	7.750	1/15/2021	36,200
BreitBurn Energy Partners LP / BreitBurn Finance Corp.	190,000	7.875	4/15/2022	183,231
California Resources Corp. - 144A	90,000	6.000	11/15/2024	92,025
Calumet Specialty Products Partners LP / Calumet Finance Corp. - 144A	105,000	6.500	4/15/2021	102,375
Carrizo Oil & Gas, Inc. - 144A	100,000	7.500	9/15/2020	101,500
Citgo Petroleum Corp - 144A	50,000	6.250	8/15/2022	51,125
Denbury Resources, Inc.	105,000	5.500	5/1/2022	103,556
Endeavor Energy Resources LP / EER Finance, Inc. - 144A	55,000	7.000	8/15/2021	55,825
Energy XXI Gulf Coast, Inc. - 144A	140,000	6.875	3/15/2024	110,950
Gulfport Energy Corp. - 144A	70,000	7.750	11/1/2020	71,750
Halcon Resources Corp.	80,000	8.875	5/15/2021	66,000
Linn Energy LLC / Linn Energy Finance Corp.	65,000	6.500	9/15/2021	59,800
Novatek OAO via Novatek Finance Ltd. - 144A	305,000	4.422	12/13/2022	270,688
Pacific Rubiales Energy Corp. - 144A	180,000	5.375	1/26/2019	180,900
Parker Drilling Co.	240,000	7.500	8/1/2020	233,400
Petrobras International Finance Co.	300,000	5.375	1/27/2021	308,658
Petroleos Mexicanos	155,000	3.500	1/30/2023	150,412
Petroleos Mexicanos	45,000	4.875	1/18/2024	47,700
Rosetta Resources, Inc.	110,000	5.875	6/1/2024	105,738
Transocean, Inc.	115,000	3.800	10/15/2022	103,722
				2,435,555
OIL & GAS SERVICES - 0.6%
CCG SA	235,000	6.500	6/1/2021	189,175
Gulfmark Offshore, Inc.	115,000	6.375	3/15/2022	105,225
				294,400
PACKAGING & CONTAINERS - 0.4%
Beverage Packaging Holdings Luxembourg II SA - 144A	200,000	6.000	6/15/2017	200,000

See accompanying notes to financial statements.

6

SCHEDULE OF INVESTMENTS

Dunham Corporate/Government Bond Fund (Continued)
October 31, 2014

	Principal	Interest	Maturity
Security	Amount	Rate	Date	Value
PHARMACEUTICALS - 0.3%
Capsugel SA - 144A (b)	$20,000	7.000%	5/15/2019	$20,375
Catamaran Corp.	85,000	4.750	3/15/2021	84,575
Owens & Minor, Inc.	25,000	3.875	9/15/2021	25,219
				130,169
PIPELINES - 0.9%
Energy Transfer Equity LP	110,000	5.875	1/15/2024	116,050
Sabine Pass Liquefaction LLC - 144A	100,000	6.250	3/15/2022	107,875
Williams Cos., Inc.	230,000	3.700	1/15/2023	216,741
Williams Cos., Inc.	25,000	4.550	6/24/2024	24,540
				465,206
PRIVATE EQUITY - 0.3%
Apollo Management Holdings LP - 144A	135,000	4.000	5/30/2024	136,336

REAL ESTATE - 1.2%
American Homes 4 Rent 2014-SFR2 C Trust	130,000	4.705	10/17/2036	131,329
Countrywide Asset-Backed Certificates 2005-1 AF5A (a)	300,000	5.342	7/25/2035	299,258
Sierra Timeshare 2014-2 Receivables Funding LLC - 144A	86,855	2.050	6/20/2031	86,830
WP Carey, Inc.	110,000	4.600	4/1/2024	114,805
				632,222
REITS - 2.4%
Corporate Office Properties LP	90,000	3.700	6/15/2021	90,193
Corporate Office Properties LP	315,000	3.600	5/15/2023	303,870
CTR Partnership LP / CareTrust Capital Corp.	90,000	5.875	6/1/2021	92,250
Digital Realty Trust LP	160,000	5.250	3/15/2021	175,598
Excel Trust LP	55,000	4.625	5/15/2024	56,676
Healthcare Trust of America Holdings LP	50,000	3.375	7/15/2021	49,974
Highwoods Realty LP	305,000	3.625	1/15/2023	304,347
iStar Financial, Inc.	140,000	5.000	7/1/2019	140,000
MPT Operating Partnership LP / MPT Finance Corp.	35,000	5.500	5/1/2024	36,396
				1,249,304
RETAIL - 1.3%
AmeriGas Finance Corp.	95,000	7.000	5/20/2022	103,075
Guitar Center, Inc. - 144A	25,000	9.625	4/15/2020	18,406
JC Penney Corp, Inc.	25,000	8.125	10/1/2019	24,125
Landry’s, Inc. - 144A	175,000	9.375	5/1/2020	187,906
QVC, Inc.	310,000	4.375	3/15/2023	308,058
				641,570
SOFTWARE - 1.0%
First Data Corp. - 144A	145,000	8.250	1/15/2021	158,050
First Data Corp. - 144A (b)	100,000	8.750	1/15/2022	109,750
First Data Corp.	146,000	11.750	8/15/2021	171,915
First Data Holdings, Inc. - 144A (b)	50,000	14.500	9/24/2019	53,088
Infor Software Parent LLC / Infor Software Parent, Inc. - 144A (b)	30,000	7.125	5/1/2021	30,525
				523,328
TELECOMMUNICATIONS - 3.3%
AT&T, Inc.	315,000	3.875	8/15/2021	330,779
CenturyLink, Inc.	110,000	6.450	6/15/2021	121,000
Cincinnati Bell, Inc.	125,000	8.375	10/15/2020	134,687
Digicel Group Ltd.-144A	200,000	8.250	9/30/2020	210,000
Frontier Communications Corp.	60,000	6.250	9/15/2021	62,137
Intelsat Jackson Holdings SA	210,000	5.500	8/1/2023	211,313
Qualitytech LP - 144A	10,000	5.875	8/1/2022	10,075
Sprint Corp. - 144A	170,000	7.250	9/15/2021	180,200
Telefonica Emisiones SAU	265,000	4.570	4/27/2023	280,656
Windstream Corp.	115,000	7.750	10/15/2020	123,050
				1,663,897

See accompanying notes to financial statements.

7

SCHEDULE OF INVESTMENTS

Dunham Corporate/Government Bond Fund (Continued)
October 31, 2014

	Principal	Interest		Maturity
Security	Amount	Rate		Date	Value
WL COLLATERAL CMO - 2.1%
Banc of America Funding 2005-1 Trust	$109,165	5.500%		2/25/2035	$111,331
Citigroup Mortgage Loan Trust, Inc. 2004-NCM2 2CB2	87,624	6.750		8/25/2034	98,138
Citigroup Mortgage Loan Trust, Inc. 2004-UST1 A3	122,921	2.133	+	8/25/2034	123,208
GSMPS Mortgage Loan Trust 2006-RP1-1A4 - 144A	226,592	8.500		1/25/2036	245,880
MASTR Alternative Loan Trust 2004-4	133,656	5.500		4/25/2034	141,569
MASTR Alternative Loan Trust 2007-1	115,903	0.755	+	10/25/2036	111,569
WaMu Mortgage Pass-Through Certificates Series 2003-S8 A2 Trust	151,972	5.000		9/25/2018	155,268
WinWater Mortgage Loan Trust 2014-1 - 144A	102,047	4.000	+	6/20/2044	106,447
					1,093,410

TOTAL CORPORATE BONDS & NOTES (Cost - $30,757,132)					31,153,252

FOREIGN GOVERNMENT BONDS - 0.8%
El Salvador Government International Bond - 144A	105,000	6.375		1/18/2027	108,150
Morocco Government International Bond - 144A	300,000	4.250		12/11/2022	305,640
TOTAL FOREIGN GOVERNMENT BONDS - (Cost - $404,160)					413,790

MUNICIPAL - 1.3%
Rockdale County Water & Sewerage Authority	305,000	3.060		7/1/2024	306,010
San Diego County Regional Airport Authority	325,000	5.594		7/1/2043	357,116
TOTAL MUNICIPAL - (Cost - $630,000)					663,126

U.S. GOVERNMENT & AGENCY - 23.8%
U.S. GOVERNMENT AGENCY - 10.9%
Fannie Mae Pool 735061	58,112	6.000		11/1/2034	66,171
Fannie Mae Pool 866009	86,834	6.000		3/1/2036	98,633
Fannie Mae Pool 938574	414,359	5.500		9/1/2036	465,779
Fannie Mae Pool 310041	183,315	6.500		5/1/2037	208,193
Fannie Mae Pool 909141	30,710	6.000		1/1/2038	35,243
Fannie Mae Pool 909153	26,549	6.000		2/1/2038	30,435
Fannie Mae Pool 929191	173,580	6.000		3/1/2038	197,585
Fannie Mae Pool 909175	70,816	5.500		4/1/2038	79,247
Fannie Mae Pool 975649	295,325	6.000		7/1/2038	337,766
Fannie Mae Pool 909220	151,415	6.000		8/1/2038	171,178
Fannie Mae Pool AA7001	324,950	5.000		6/1/2039	362,591
Fannie Mae Pool AD0727	487,553	6.000		8/1/2039	553,936
Fannie Mae Pool AO8769	1,669,480	3.500		8/1/2042	1,731,153
Federal Home Loan Pool 962752	53,214	5.000		4/1/2038	59,348
Freddie Mac Gold Pool G01499	34,154	7.000		1/1/2033	40,327
Freddie Mac Gold Pool G06380	503,282	6.500		2/1/2035	584,874
Freddie Mac Gold Pool G01980	389,069	5.000		12/1/2035	433,625
Freddie Mac Gold Pool G05888	93,869	5.500		10/1/2039	105,374
					5,561,458
U.S. TREASURY OBLIGATIONS - 12.9%
United States Treasury Note	235,000	0.375		5/31/2016	235,184
United States Treasury Note	155,000	0.500		6/30/2016	155,363
United States Treasury Note	500,000	0.500		7/31/2016	501,055
United States Treasury Note	440,000	0.875		5/15/2017	441,220
United States Treasury Note	5,140,000	2.375		8/15/2024	5,160,478
United States Treasury Note	120,000	3.125		2/15/2043	121,434
					6,614,734

TOTAL U.S. GOVERNMENT & AGENCY (Cost - $11,923,157)					12,176,192

See accompanying notes to financial statements.

8

SCHEDULE OF INVESTMENTS

Dunham Corporate/Government Bond Fund (Continued)
October 31, 2014

	Principal	Interest		Maturity
Security	Amount	Rate		Date	Value
BANK LOANS - 8.8%
AEROSPACE/DEFENSE - 0.2%
LM US Member LLC	$80,000	9.500	% +	10/25/2020	$79,000

AIRLINES - 0.4%
American Airlines, Inc.	230,088	3.750	+	6/27/2019	227,499

AUTOMOBILES - 0.3%
Navistar Inc.	166,667	5.750	+	8/17/2017	167,552

CHEMICALS - 0.5%
Houghton International, Inc.	240,713	5.250	+	12/20/2019	238,305

COMPUTERS & ELECTRONICS - 0.8%
Applied Systems, Inc.	28,000	7.500	+	1/23/2022	27,953
Blue Coat Systems, Inc.	165,000	9.500	+	6/28/2020	164,794
Kronos, Inc.	83,000	9.750	+	4/30/2020	85,490
Mitchell International, Inc.	80,000	8.500	+	10/11/2021	79,980
Sungard Availability	73,630	6.000	+	3/31/2019	66,021
					424,238
ENTERTAINMENT AND LEISURE - 0.5%
Delta 2 Lux SARL	58,000	7.750	+	7/29/2022	57,964
Zuffa, LLC	223,448	3.750	+	2/25/2020	218,421
					276,385
FINANCIAL SERVICES - 0.2%
Altisource Solutions	138,893	4.500	+	12/9/2020	125,004

GAMING AND HOTELS - 0.7%
Caesers Entertainment	33,915	9.750	+	3/1/2017	31,441
CBAC Borrower, LLC	57,000	8.250	+	7/2/2020	57,713
Peppermill Casinos, Inc.	241,307	7.250	+	11/9/2018	244,248
					333,402
HEALTHCARE - 1.1%
American Renal Holdings, Inc.	279,943	8.500	+	2/20/2020	276,444
Regional Care Hospital, Inc.	46,883	6.000	+	4/23/2019	46,824
Surgery Center	62,000	9.750	+	4/11/2020	62,016
Surgery Center	145,920	5.250	+	11/3/2020	145,921
Surgery Center	40,000	8.500	+	11/3/2021	39,400
					570,605
INSURANCE - 0.2%
Asurion LLC.	80,000	8.500	+	3/3/2021	81,580

MACHINERY - 0.2%
International Equipment Sol	114,117	6.750	+	8/14/2019	114,545

MEDIA - 0.8%
Charter Communications Operations / CCO Safari LLC	61,000	4.250	+	9/10/2021	61,511
Clear Channel Communication, Inc. - Iheart Communications	229,745	6.904	+	1/30/2019	217,343
TWCC Holding Corp.	153,000	7.000	+	6/26/2020	150,354
					429,208
METALS & MINING - 0.5%
Arch Coal, Inc.	104,733	6.250	+	5/16/2018	93,025
Noranda Aluminum Acquisition	185,668	5.750	+	2/28/2019	181,026
					274,051

See accompanying notes to financial statements.

9

SCHEDULE OF INVESTMENTS

Dunham Corporate/Government Bond Fund (Continued)
October 31, 2014

	Principal	Interest		Maturity
Security	Amount	Rate		Date	Value
OIL & GAS - 0.8%
Chief Exploration and Development	$77,000	7.500	% +	5/16/2021	$74,594
Drillships Financing Holding / Drillships Ocean Ventures, Inc.	64,838	5.500	+	7/25/2021	62,422
Fieldwood Energy	140,000	8.375	+	9/30/2020	135,276
Jonah Energy LLC	62,000	7.500	+	5/12/2021	60,140
Seadrill Ltd. - Seadrill Operating LP	75,619	4.000	+	2/21/2021	71,785
					404,217
PROFESSIONAL & BUSINESS SERVICES - 0.7%
CHG Companies - CHG Buyer Corp.	64,478	9.000	+	11/19/2020	65,472
CSC Holdings LLC. - Harland Clarke Holdings	51,013	7.000	+	5/22/2018	51,650
Harland Clarke Holdings	21,588	6.000	+	8/4/2019	21,704
Infinity Acquisition - US LLC 2	52,000	4.250	+	8/6/2021	51,064
Inventiv Health, Inc.	119,990	7.750	+	5/15/2018	118,915
NVA Holdings, Inc.	46,000	8.000	+	8/14/2022	45,770
					354,575
REAL ESTATE - 0.1%
Capital Automotive LP	31,564	6.000	+	4/29/2020	32,038

RETAIL FOOD & DRUG - 0.2%
Albertsons, Inc.	76,000	5.500	+	8/25/2021	76,170
Rite Aid Corp.	16,000	5.750	+	8/21/2020	16,120
					92,290
STEEL - 0.6%
FMG Resources	294,030	3.750	+	6/30/2019	287,448

UTILITIES - 0.0%
Atlantic Power LP	23,956	4.750	+	2/24/2021	23,881

TOTAL BANK LOANS - (Cost - $4,610,919)					4,535,823

	Shares	Dividend Rate
PREFERRED STOCK - 1.5%
BANKS - 1.5%
GMAC Capital Trust I	17,600	8.125	+	2/15/2040	470,448
Zions Bancorporation	10,800	6.950	+	9/15/2028	288,900
TOTAL PREFERRED STOCK - (Cost - $ 710,000)					759,348

SHORT-TERM INVESTMENT - 2.0%
MONEY MARKET FUND - 2.0%
Fidelity Institutional Money Market Funds - Government Portfolio
TOTAL SHORT-TERM INVESTMENT - (Cost - $1,052,461)	1,052,461	0.010	% +		1,052,461

TOTAL INVESTMENTS - 99.0% (Cost - $50,087,829)					$50,753,992
OTHER ASSETS LESS LIABILITIES - 1.0%					507,836
NET ASSETS - 100.0%					$51,261,828

ABS - Asset Backed Security

MBS - Mortgage Back Security

CMO - Collateralized Mortgage Obligation

REIT - Real Estate Investment Trust

Perpetual - Perpetual bonds are fixed income instruments without defined maturity dates

+	Variable rate security. Interest rate is as of October 31, 2014.

*	The value of this security has been determined in good faith under the policies of the Board of Trustees.

144A - Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers.

(a)	Step-Up Bond; the interest rate shown is the rate in effect as of October 31, 2014.

(b)	- Payment in Kind.

See accompanying notes to financial statements.

10

SCHEDULE OF INVESTMENTS

Dunham Corporate/Government Bond Fund (Continued)
October 31, 2014

Portfolio Composition * - (Unaudited)
Corporate Notes & Bonds	61.37%	Short-Term Investments	2.07%
U.S. Government & Agencies Notes & Bonds	23.99%	Foreign Government	0.82%
Bank Loans	8.94%	Municipal	1.31%
Preferred Stocks	1.50%	Total	100.00%

*	Based on total value of investments as of October 31, 2014.

Percentage may differ from Schedule of Investments which is based on Fund net assets.

See accompanying notes to financial statements.

11

Dunham Monthly Distribution Fund
Message from the Sub-Adviser (Westchester Capital Management, LLC)

Event driven strategies, as measured by the Credit Suisse Event Driven Liquid Index, fell 0.5 percent during the most recent fiscal quarter, after falling 1.7 percent in the previous fiscal quarter. As a result of the past two consecutive negative fiscal quarters, event driven strategies only posted a 2.0 percent gain during the fiscal year. Within the event driven space, merger arbitrage strategies, as measured by the Credit Suisse Merger Arbitrage Liquid Index, decreased 4.2 percent after a 1.5 percent drop during the previous fiscal quarter to end the fiscal year down 6.2 percent. Market neutral investment strategies, as measured by the IQ Market Neutral Beta Index, generally experienced a less volatile fiscal year, ending the period up 1.1 percent. Absolute return strategies, as measured by the HFRX Absolute Return Index, fared better rising 2.2 percent during the fiscal year. The Sub-Adviser implements a variety of strategies in the Fund that attempt to take advantage of what it believes are the most attractive rewards for the lowest amount of risk.

Mergers and acquisitions generally experienced a difficult fiscal year as deals that included an element of tax inversion faced increased scrutiny. These cross-border deals drew renewed criticism from Capitol Hill, including harsh rhetoric from the U.S. President. As lawmakers scrambled to devise stop-gaps to prevent these mergers, many pending deals saw decreased support from investors. Deal spreads once in-line with other standard deals widened substantially. For example, pending deals such as the cash and stock acquisition of Covidien PLC (COV) (holdings percentage*: 4.3 percent) by Medtronic, Inc. (MDT) (holdings percentage*: -3.0 percent) saw the spread widen from approximately 6 percent in mid-June to almost 11 percent at the end of August before contracting back to 8.6 percent by the end of the fiscal year. The widely publicized cash and stock acquisition of Tim Hortons, Inc. (THI) (holdings percentage*: 2.7 percent) by Burger King Worldwide, Inc. (BKW) (holdings percentage*: -0.1 percent) also saw spreads tighten from 8.6 percent at the end of August to 4.1 percent at the end of the fiscal year. Some of this negative sentiment surrounding deals with an element of tax inversion did cause some deals to terminate or to be withdrawn, such as the cash and stock acquisition of Ireland-based Shire PLC (SHPG) (holdings percentage*: 0.8 percent) by Abbvie, Inc. (ABBV) (holdings percentage*: -0.4 percent). In mid-October, Abbvie, Inc. withdrew its offer, terminating the largest pharmaceutical acquisition since 2009. Mergers and acquisitions made up approximately 40 percent to 50 percent of the Fund during the fiscal year and between the spreads widening and the termination of the Shire deal, this segment of the Fund generally detracted from performance during the fiscal year.

Even with the widening of merger spreads, the Fund continued to benefit from deals closing during the fiscal year. For example, the third largest therapeutics deal in history was completed between Questar Pharmaceuticals, Inc. (QCOR) (holdings percentage**: 0.2 percent) and Mallinckrodt PLC (MNK) (holdings percentage**: 0.3 percent) in mid-August. The cash only acquisition of Hillshire Brands Co. (HSH) (holdings percentage**: 3.5 percent) by Tyson Foods, Inc. was completed at the end of August. As deals were completed, new deals were added to the Fund, including the discount thrift store deal between Family Dollar Stores, Inc. (FDO) (holdings percentage*: 1.3 percent) and Dollar General Corp.

The Sub-Adviser continued to manage risk by utilizing the various strategies implemented within the Fund. One of the most prominent risk management techniques continued to be the implementation of risk reversal and collar options strategies. These options strategies are often used by the Sub-Adviser to help enhance returns and lower risk on individual holdings involved in divestitures, stock buybacks, and other events, including mergers and acquisitions. By financing the purchase of put options through the writing of call options, the Sub-Adviser retained a portion of the written call option premium while reducing the overall risk profile of the position. This strategy generally helped reduce the negative impact from the termination of the Shire PLC and Abbvie, Inc. merger, where the risk reversal absorbed a significant amount of the spread-widening that commenced immediately following the announcement.

The Sub-Adviser generally maintained a 5 percent to 6 percent allocation to fixed income securities. As interest rates generally remained low and even declined during the fiscal year, holdings in the Fund that offered a fixed coupon generally saw positive performance and the Sub-Adviser continued to use some of these opportunities as strategic exit points. Within the strategy, holdings such as the senior unsecured bonds of B/E Aerospace, Inc.(055381AS6) (holdings percentage*: 0.9 percent) and Gentiva Health Services, Inc. (37247AAB8) (holdings percentage*: 0.8 percent) both generally aided Fund performance since the holdings were added to the Fund during the summer, as these holdings increased 4.6 percent and 4.5 percent, respectively. In addition, the Fund maintained an approximate 8 percent to 9 percent allocation to preferred securities, such as the cumulative preferred stock issued by Kinder Morgan GP Inc. (49455T202) (holdings percentage*: 0.6 percent) and the non-cumulative preferred stock issued by JP Morgan Chase & Co. (481246700) (holdings percentage*: 0.6 percent). These holdings were added to the Fund mid-summer, as well. The aforementioned preferred stocks of Kinder Morgan and JP Morgan increased more than 4.0 percent and 3.4 percent, respectively since they were initially added to the Fund.

The Sub-Adviser remains optimistic that the Fund benefits in these changing market environments from the flexibility to invest across these different investment strategies, allowing it to budget risk and diversify the sources of positive returns. Although merger activity has been increasing and merger spreads have generally widened, the Sub-Adviser remains cautious and selective as it seeks the most attractive risk-adjusted returns.

*	Holdings percentage(s) as of 10/31/2014.

**	Holdings percentage(s) as of the date prior to the sale of the security.

Growth of $10,000 Investment - (Unaudited)

Total Returns as of October 31, 2014

		Annualized	Annualized	Annualized Since
	One Year	Three Years	Five Years	Inception (8/1/08)*
Class N	4.01%	5.98%	5.97%	4.45%**
Class C	2.99%	4.93%	4.92%	2.79%
Class A with load of 5.75%	(2.24)%	3.65%	4.47%	2.64%
Class A without load	3.74%	5.71%	5.71%	3.57%
IQ Hedge Market Neutral Beta Index	1.09%	2.10%	1.82%	2.60%
Morningstar Multialternative Category	2.43%	2.34%	2.74%	0.91%

*	Westchester Capital Management, Inc. was named Sub-Adviser to the Fund on August 1, 2008. Prior to August 1, 2008, the Fund was named Kelmoore Strategy Liberty Fund and was managed under a different adviser.

**	Class N commenced operations on September 29, 2008.

IQ Hedge Market Neutral Beta Index is a benchmark index designed to replicate the risk-adjusted return characteristics of the collective hedge funds using a market neutral investment style. Investors cannot invest directly in an index or benchmark.

The Morningstar Multialternative Category is generally representative of mutual funds with static allocations to alternative strategies and mutual funds that tactically allocate among alternative strategies and asset classes. The gross short exposure in these mutual funds is generally greater than 20%.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses before any fee waiver, including the cost of underlying funds, are 2.37% for Class N, 3.37% for Class C and 2.62% for Class A. Class A shares are subject to a sales load of 5.75% and a deferred sales charge of up to 0.75%. The performance data quoted here represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of fund shares or fund distributions. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com.

12

SCHEDULE OF INVESTMENTS

Dunham Monthly Distribution Fund
October 31, 2014

Security	Shares	Value
COMMON STOCK - 68.1%
ADVERTISING - 0.4%
Lamar Advertising Co. - Class A ^ #	19,500	$1,007,175

AEROSPACE/DEFENSE - 1.7%
B/E Aerospace, Inc. * ^ #	66,800	4,973,260

AGRICULTURE - 0.0%
Lorillard, Inc. ^ #	1,390	85,485

AIRLINES - 0.1%
AMR Corp. *	101,283	169,143

AUTO PARTS & EQUIPMENT - 3.9%
TRW Automotive Holdings Corp. * ^ #	108,065	10,952,388

BANKS - 1.6%
Banco Santander Brasil SA - ADR	34,300	187,964
Citigroup, Inc. ^ #	80,500	4,309,165
		4,497,129
CHEMICALS - 3.6%
Chemtura Corp. * ^ #	2,372	55,244
Dow Chemical Co. ^ #	39,000	1,926,600
EI du Pont de Nemours & Co. ^ #	42,900	2,966,535
Huntsman Corp. ^	8,148	198,811
Sigma-Aldrich Corp. #	38,142	5,183,879
		10,331,069
COMMERCIAL SERVICES - 1.2%
Hertz Global Holdings, Inc. * ^ #	156,017	3,419,893
SFX Entertainment, Inc. * #	1,000	5,140
		3,425,033
ELECTRONICS - 0.4%
Agilent Technologies, Inc. ^ #	22,800	1,260,384

ENGINEERING & CONSTRUCTION - 0.7%
AECOM Technology Corp. *	1	21
Foster Wheeler AG	66,153	2,052,728
		2,052,749
ENTERTAINMENT - 0.7%
International Game Technology ^ #	115,246	1,888,882

FOOD - 1.0%
Safeway, Inc. #	83,819	2,921,930

FOREST PRODUCTS & PAPER - 2.7%
International Paper Co. ^ #	97,750	4,948,105
MeadWestvaco Corp. ^ #	63,400	2,800,378
Veritiv Corp. * #	988	44,569
		7,793,052
GAS - 0.8%
Centerpoint Energy, Inc. ^ #	87,700	2,153,035

See accompanying notes to financial statements.

13

SCHEDULE OF INVESTMENTS

Dunham Monthly Distribution Fund (Continued)
October 31, 2014

Security	Shares		Value
HEALTHCARE-PRODUCTS - 4.5%
Covidien PLC #	139,308		$12,877,632

INSURANCE - 1.0%
American International Group, Inc. ^ #	12,500		669,625
Protective Life Corp. #	31,966		2,227,391
			2,897,016
INTERNET - 2.3%
Conversant, Inc. *	46,302		1,632,146
eBay, Inc. * ^ #	21,600		1,134,000
Equinix, Inc. ^ #	16,800		3,509,520
Yahoo, Inc. * ^ #	5,100		234,855
			6,510,521
MACHINERY-DIVERSIFIED - 0.3%
Manitowoc Co., Inc. ^ #	34,800		725,232

MEDIA - 9.5%
CBS Corp. ^ #	78,139		4,236,697
DIRECTV * #	88,888		7,714,590
DISH Network Corp. - Class A * ^ #	60,400		3,844,460
Liberty Global PLC - Class C	16,931		752,931
LIN Media Corp. * #	350		8,376
Sirius XM Radio, Inc. * ^ #	1,554,964		5,333,527
Time Warner Cable, Inc. #	34,944		5,144,106
			27,034,687
METAL FABRICATE/HARDWARE - 0.2%
Timken Co. ^ #	13,300		571,767

MINING - 0.5%
Newmont Mining Corp. #	73,278		1,374,695

MISCELLANEOUS MANUFACTURING - 0.3%
General Electric Co. #	34,000		877,540

OIL & GAS - 3.6%
Anadarko Petroleum Corp. ^ #	9,600		881,088
BP PLC - ADR ^	63,600		2,764,056
Kodiak Oil & Gas Corp. *	6,040		65,172
Noble Corp PLC ^	55,841		1,168,194
Occidental Petroleum Corp. ^ #	21,400		1,903,102
QEP Resources, Inc. ^ #	140,100		3,512,307
			10,293,919
OIL & GAS SERVICES - 2.6%
Dresser-Rand Group, Inc. * ^ #	90,422		7,387,477

PACKAGING & CONTAINERS - 0.7%
Rock-Tenn Co. ^ #	39,600		2,025,540

PHARMACEUTICALS - 5.3%
Actavis PLC *	0	^^	2
Allergan, Inc. ^ #	39,326		7,474,299
Pfizer, Inc. ^ #	172,964		5,180,272

See accompanying notes to financial statements.

14

SCHEDULE OF INVESTMENTS

Dunham Monthly Distribution Fund (Continued)
October 31, 2014

Security	Shares	Value
PHARMACEUTICALS - 5.3% (Continued)
Shire PLC * ^ #	11,962	$2,390,008
		15,044,581
PIPELINES - 3.8%
Kinder Morgan Energy Partners LP ^ #	61,554	5,773,765
Williams Cos., Inc. ^ #	91,500	5,079,165
		10,852,930
REITS - 2.3%
CYS Investments, Inc. #	9,500	84,835
Equity Commonwealth ^ #	17,200	459,412
Starwood Property Trust, Inc. #	234,850	5,298,216
Starwood Waypoint Residential	22,008	576,169
		6,418,632
RETAIL - 4.6%
Family Dollar Stores, Inc. #	51,134	4,003,281
Tim Hortons, Inc.	98,433	7,975,041
Walgreen Co. ^ #	17,300	1,111,006
		13,089,328
SAVING & LOANS - 2.1%
Beneficial Mutual Bancorp, Inc. * #	21,280	285,790
Hudson City Bancorp, Inc. #	514,303	4,963,024
Investors Bancorp, Inc. #	64,008	688,086
		5,936,900
SEMICONDUCTORS - 3.9%
International Rectifier Corp. * #	78,565	3,124,530
Tokyo Electron Ltd. #	308,787	4,971,471
TriQuint Semiconductor, Inc. * #	134,070	2,899,934
		10,995,935
SOFTWARE - 1.3%
Concur Technologies, Inc. * #	29,664	3,806,484

TELECOMMUNICATIONS - 0.5%
Leap Wireless International, Inc. *	4,071	9,669
T-Mobile US, Inc. * ^ #	28,344	827,363
TW Telecom, Inc. * #	14,442	617,828
		1,454,860

TOTAL COMMON STOCK (Cost - $196,667,911)		193,686,390

CLOSED-END FUNDS - 0.6%
Invesco Senior Income Trust #	240,801	1,126,949
Western Asset High Income Opportunity	106,644	612,136
TOTAL CLOSED-END FUNDS (Cost - $1,899,511)		1,739,085

		Dividend
	Shares	Rate
PREFERRED STOCK - 9.2%
BANKS - 2.5%
GMAC Capital Trust I	80,000	8.1250%	2,138,400
JPMorgan Chase & Co. #	65,950	6.3000	1,646,112
Northern Trust Corp.	132,735	5.8500	3,286,519
			7,071,031

See accompanying notes to financial statements.

15

SCHEDULE OF INVESTMENTS

Dunham Monthly Distribution Fund (Continued)
October 31, 2014

		Dividend
Security	Shares	Rate		Value
DIVERSIFIED FINANCIAL SERVICES - 2.8%
Ally Financial, Inc.	26,300	8.5000%		$696,424
HSBC Finance Corp.	33,345	6.3600		845,296
Kinder Morgan GP, Inc. - 144A #	2,000	4.1286		1,924,500
Morgan Stanley Capital Trust VIII #	50,000	6.4500		1,275,500
SLM Corp. #	45,886	6.9700		2,255,755
SLM Corp. #	13,239	1.9341		955,326
				7,952,801
ELECTRIC - 0.1%
SCE Trust I	6,239	5.6250		152,606

INSURANCE - 0.2%
Allstate Corp.	26,644	6.6250		701,803

REAL ESTATE INVESTMENT TRUSTS - 3.6%
American Homes 4 Rent #	80,000	5.0000	+	1,973,600
American Homes 4 Rent #	68,000	5.0000	+	1,652,400
Equity CommonWealth #	150,000	7.2500		3,804,000
Northstar Realty Finance Corp. #	105,000	8.7500		2,678,550
				10,108,550

TOTAL PREFERRED STOCK (Cost - $25,727,951)				25,986,791

	Principal	Interest		Maturity
BONDS & NOTES - 8.4%	Amount	Rate		Date
ADVERTISING - 0.9%
B/E Aerospace, Inc. ^ #	$2,310,000	5.2500%		4/1/2022	2,581,425

BANKS - 0.7%
JPMorgan Chase & Co. #	2,000,000	6.1000	+	Perpetual	2,000,422

ELECTRIC - 2.5%
Energy Future - 144A ***	3,761,000	11.7500		3/1/2022	4,494,395
Energy Future Intermediate Holding Co LLC	2,526,182	4.2500	+	6/19/2016	2,530,931
					7,025,326
HEALTH-CARESERVICES - 0.8%
Gentiva Health Services, Inc.	2,147,000	11.5000		9/1/2018	2,302,658

OIL & GAS - 1.2%
Drill Rigs Holdings, Inc. 144A #	1,114,000	6.5000		10/1/2017	1,052,730
QR Energy LP #	2,011,000	9.2500		8/1/2020	2,277,458
					3,330,188
OIL & GAS SERVICES - 0.2%
Dresser-Rand Group, Inc.	400,000	6.5000		5/1/2021	434,000

SOFTWARE - 0.9%
Concur Technologies, Inc.	1,929,000	0.5000		6/15/2018	2,547,486

See accompanying notes to financial statements.

16

SCHEDULE OF INVESTMENTS

Dunham Monthly Distribution Fund (Continued)
October 31, 2014

	Principal	Interest	Maturity
Security	Amount	Rate	Date	Value
TELECOMMUNICATIONS - 0.4%
T-Mobile USA, Inc.	$276,000	6.6250%	11/15/2020	$291,870
TW Telecom Holdings, Inc.	238,000	5.3750	10/1/2022	263,883
TW Telecom Holdings, Inc.	543,000	5.3750	10/1/2022	602,051
TW Telecom Holdings, Inc.	98,000	6.3750	9/1/2023	111,963
				1,269,767
MUNICIPAL - 0.8%
Louisiana Public Facilities Authority	2,391,000	9.7500	8/1/2015	2,391,000

TOTAL BONDS & NOTES (Cost - $23,695,793)				23,882,272

PURCHASED PUT OPTIONS - 1.5%			Contracts**	Value
Agilent Technologies, Inc., Expiration November 2014, Exercise Price $45.00			182	2,457
Allergan, Inc., Expiration November 2014, Exercise Price $145.00			100	6,000
Alstom SA, Expiration November 2014, Exercise Price $24.00			256	962
American International Group, Expiration November 2014, Exercise Price $45.00			1,401	11,208
American International Group, Expiration December 2014, Exercise Price $45.00			84	1,344
Anadarko Petroleum Corp., Expiration January 2015, Exercise Price $85.00			462	159,390
Bayer AG, Expiration November 2014, Exercise Price $100.00			72	1,623
Bayer AG, Expiration December 2014, Exercise Price $96.00			51	1,916
B/E Aerospace, Inc., Expiration November 2014, Exercise Price $75.00			500	143,750
Burger King Worldwide, Inc., Expiration January 2015, Exercise Price $39.00			2	1,730
Burger King Worldwide, Inc., Expiration January 2015, Exercise Price $40.00			561	527,339
BP PLC, Expiration December 2014, Exercise Price $40.00			445	15,130
Citigroup, Inc., Expiration January 2015, Exercise Price $47.00			322	12,880
CBS Corp., Expiration December 2014, Exercise Price $52.50			263	48,655
Chemtura Corp., Expiration December 2014, Exercise Price $20.00			194	2,910
Centerpoint Energy Inc., Expiration November 2014, Exercise Price $21.00			614	6,140
Du Pont (EI) De Nemours & Co., Expiration January 2015, Exercise Price $60.00			229	6,412
Du Pont (EI) De Nemours & Co., Expiration January 2015, Exercise Price $62.50			107	4,922
DISH Network Corp., Expiration January 2015, Exercise Price $52.50			382	42,020
DISH Network Corp., Expiration January 2015, Exercise Price $55.00			95	16,388
DOW Chemical Co., Expiration December 2014, Exercise Price $45.00			89	5,607
DOW Chemical Co., Expiration December 2014, Exercise Price $49.00			671	122,457
Dresser-Rand Group, Inc., Expiration December 2014, Exercise Price $70.00			60	1,500
EBay, Inc., Expiration December 2014, Exercise Price $50.00			195	15,990
Equinix Inc., Expiration December 2014, Exercise Price $200.00			122	46,970
Equinix Inc., Expiration January 2015, Exercise Price $180.00			11	2,255
General Motors Co., Expiration November 2014, Exercise Price $28.00			264	2,112
General Motors Co., Expiration December 2014, Exercise Price $30.00			33	2,244
General Motors Co., Expiration January 2015, Exercise Price $27.00			90	2,430
General Motors Co., Expiration January 2015, Exercise Price $28.00			153	6,579
General Motors Co., Expiration January 2015, Exercise Price $29.00			66	3,960
Hess Corp., Expiration November 2014, Exercise Price $80.00			558	63,054
Hess Corp., Expiration December 2014, Exercise Price $80.00			59	10,915
Hertz Global Holdings Inc., Expiration November 2014, Exercise Price $21.00			14	1,260
Hertz Global Holdings Inc., Expiration December 2014, Exercise Price $20.00			44	4,400
Hertz Global Holdings Inc., Expiration December 2014, Exercise Price $21.00			272	35,360
Hertz Global Holdings Inc., Expiration December 2014, Exercise Price $22.00			399	73,815
Hertz Global Holdings Inc., Expiration December 2014, Exercise Price $23.00			200	48,500
Hertz Global Holdings Inc., Expiration December 2014, Exercise Price $24.00			277	85,178
Hertz Global Holdings Inc., Expiration January 2015, Exercise Price $20.00			99	12,870
Kinder Morgan, Inc., Expiration January 2015, Exercise Price $50.00			508	582,930

See accompanying notes to financial statements.

17

SCHEDULE OF INVESTMENTS

Dunham Monthly Distribution Fund (Continued)
October 31, 2014

Security		Contracts**		Value
PURCHASED PUT OPTIONS (Continued) - 1.5%
Kinder Morgan, Inc., Expiration January 2015, Exercise Price $55.00		824		$1,334,879
Huntsman Corp., Expiration November 2014, Exercise Price $23.00		852		21,300
Huntsman Corp., Expiration November 2014, Exercise Price $24.00		1,502		84,112
Huntsman Corp., Expiration January 2015, Exercise Price $22.00		41		2,460
International Paper Co., Expiration January 2015, Exercise Price $45.00		763		64,092
Lamar Advertising Co., Expiration November 2014, Exercise Price $45.00		752		37,600
Lamar Advertising Co., Expiration January 2015, Exercise Price $45.00		100		4,000
Lamar Advertising Co., Expiration January 2015, Exercise Price $47.00		87		5,873
Lamar Advertising Co., Expiration January 2015, Exercise Price $48.00		39		3,510
Manitowoc Co., Inc., Expiration December 2014, Exercise Price $17.00		328		5,740
MeadWestvaco Corp., Expiration December 2014, Exercise Price $35.00		157		3,925
MeadWestvaco Corp., Expiration December 2014, Exercise Price $37.50		424		8,480
Noble Corp., Expiration January 2015, Exercise Price $19.00		110		7,920
Occidental Petroleum Corp., Expiration December 2014, Exercise Price $87.50		379		108,015
Pfizer Inc., Expiration November 2014, Exercise Price $27.00		607		1,821
Pfizer Inc., Expiration December 2014, Exercise Price $26.00		204		1,020
Pfizer Inc., Expiration December 2014, Exercise Price $27.00		421		2,947
QEP Resources Inc., Expiration December 2014, Exercise Price $22.50		981		61,313
QEP Resources Inc., Expiration December 2014, Exercise Price $24.00		280		28,700
Rock-Tenn Co., Expiration January 2015, Exercise Price $40.00		124		3,720
Rock-Tenn Co., Expiration January 2015, Exercise Price $45.00		217		21,158
SPDR S&P 500 ETF Trust, Expiration December 2014, Exercise Price $186.00		143		13,442
SPDR S&P 500 ETF Trust, Expiration December 2014, Exercise Price $192.00		382		62,266
SPDR S&P 500 ETF Trust, Expiration December 2014, Exercise Price $195.00		191		42,784
SPDR S&P 500 ETF Trust, Expiration December 2014, Exercise Price $196.00		145		41,035
Timken Co., Expiration December 2014, Exercise Price $40.00		126		6,930
T-Mobile US, Inc., Expiration November 2014, Exercise Price $26.00		1,077		22,617
T-Mobile US, Inc., Expiration November 2014, Exercise Price $28.00		140		6,230
Vodafone Group PLC, Expiration December 2014, Exercise Price $29.00		93		1,674
Vodafone Group PLC, Expiration December 2014, Exercise Price $30.00		38		1,330
Walgreen Co., Expiration November 2014, Exercise Price $55.00		156		468
Williams Cos., Inc. Expiration November 2014, Exercise Price $50.00		143		6,006
Williams Cos., Inc. Expiration December 2014, Exercise Price $50.00		256		25,600
Williams Cos., Inc. Expiration January 2015, Exercise Price $46.00		96		7,824
Williams Cos., Inc. Expiration January 2015, Exercise Price $47.00		85		7,862
Williams Cos., Inc. Expiration January 2015, Exercise Price $50.00		76		10,792
Yahoo, Inc., Expiration November 2014, Exercise Price $34.00		34		69
TOTAL PURCHASED PUT OPTIONS (Cost - $5,470,611)				4,213,076

		Interest
	Shares	Rate
SHORT-TERM INVESTMENT - 12.6%
MONEY MARKET FUND - 12.6%
First American Government Obligations Fund	36,047,320	0.01	% +	36,047,320
TOTAL SHORT-TERM INVESTMENT (Cost - $36,047,320)

TOTAL INVESTMENTS - 100.4% (Cost - $289,509,097)				$285,554,934
LIABILITIES IN EXCESS OF OTHER ASSETS - (0.4)%				(1,266,818)
NET ASSETS - 100.0%				$284,288,116

See accompanying notes to financial statements.

18

SCHEDULE OF INVESTMENTS

Dunham Monthly Distribution Fund (Continued)
October 31, 2014

*	Non-Income producing security.

**	Each Purchased Option contract allows the Fund to sell 100 shares of the underlying security at the exercise price.

***	Issuer in default on interest payments, non-interest producing security.

REITS - Real Estate Investment Trusts

ADR- American Depositary Receipt.

Perpetual - Perpetual bonds are fixed income instruments without defined maturity dates

+	Variable rate security. Interest rate is as of October 31, 2014.

^	Subject to call option written.

^^	Fractional Shares

++	Each Written Call/Put Option contract allows the holder to purchase/sell 100 shares of the underlying security from/to the Fund at the stated exercise price.

#	All or a portion of the security is segregated as collateral for securities sold short and/or options purchased/written at October 31, 2014. Total collateral had a value of $203,339,709 at October 31, 2014.

144A- Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers.

Security	Contracts ++	Value
WRITTEN CALL OPTIONS - (1.7)%
AbbVie, Inc., Expiration January 2015, Exercise Price $50.00	178	$243,860
Agilent Technologies, Inc., Expiration November 2014, Exercise Price $55.00	228	43,092
Allergan, Inc., Expiration December 2014, Exercise Price $175.00	205	403,850
Alstom SA,, Expiration November 2014, Exercise Price $28.00	504	36,616
American International Group, Inc., Expiration November 2014, Exercise Price $52.50	887	149,903
American International Group, Inc., Expiration December 2014, Exercise Price $52.50	704	134,464
Anadarko Petroleum Corp., Expiration January 2015, Exercise Price $92.50	154	83,930
Anadarko Petroleum Corp., Expiration January 2015, Exercise Price $95.00	462	189,420
B/E Aerospace, Inc., Expiration November 2014, Exercise Price $80.00	501	30,060
Bayer AG, Expiration November 2014, Exercise Price $110.00	94	54,045
Bayer AG, Expiration December 2014, Exercise Price $105.00	63	75,284
BP PLC, Expiration December 2014, Exercise Price $45.00	636	20,352
Burger King Worldwide, Inc., Expiration January 2015, Exercise Price $39.00	2	45
Burger King Worldwide, Inc., Expiration January 2015, Exercise Price $40.00	552	13,800
CBS Corp., Expiration November 2014, Exercise Price $55.00	146	17,520
CBS Corp., Expiration December 2014, Exercise Price $55.00	210	46,200
CBS Corp., Expiration December 2014, Exercise Price $57.50	61	7,015
CBS Corp., Expiration December 2014, Exercise Price $60.00	145	9,425
CenterPoint Energy, Inc., Expiration November 2014, Exercise Price $24.00	877	63,583
Citigroup, Inc., Expiration January 2015, Exercise Price $52.50	402	99,294
DISH Network Corp., Expiration January 2015, Exercise Price $62.50	604	314,080
Dow Chemical Co., Expiration December 2014, Exercise Price $50.00	118	20,178
Dow Chemical Co., Expiration December 2014, Exercise Price $52.50	895	74,285
Dresser-Rand Group, Inc., Expiration December 2014, Exercise Price $80.00	149	23,840
EBay, Inc., Expiration December 2014, Exercise Price $55.00	216	16,848
EI du Pont de Nemours & Co., Expiration January 2015, Exercise Price $67.50	286	77,220
EI du Pont de Nemours & Co., Expiration January 2015, Exercise Price $70.00	142	19,738
Equinix, Inc., Expiration December 2014, Exercise Price $220.00	131	40,283
Equinix, Inc., Expiration January 2015, Exercise Price $200.00	15	22,050
Equity Commonwealth, Expiration January 2015, Exercise Price $27.50	172	10,750

See accompanying notes to financial statements.

19

SCHEDULE OF INVESTMENTS

Dunham Monthly Distribution Fund (Continued)
October 31, 2014

Security	Contracts ++	Value
WRITTEN CALL OPTIONS (Continued) - (1.7)%
General Motors Co., Expiration November 2014, Exercise Price $31.00	264	$23,760
General Motors Co., Expiration December 2014, Exercise Price $33.00	132	5,544
General Motors Co., Expiration January 2015, Exercise Price $32.00	329	32,571
General Motors Co., Expiration January 2015, Exercise Price $33.00	264	16,368
Hertz Global Holdings, Inc., Expiration December 2014, Exercise Price $24.00	1,016	91,440
Hertz Global Holdings, Inc., Expiration December 2014, Exercise Price $26.00	337	15,165
Hertz Global Holdings, Inc., Expiration January 2015, Exercise Price $22.00	124	26,040
Hess Corp., Expiration November 2014, Exercise Price $85.00	294	64,974
Hess Corp., Expiration November 2014, Exercise Price $87.50	186	16,740
Hess Corp., Expiration December 2014, Exercise Price $85.00	82	25,010
Hess Corp., Expiration December 2014, Exercise Price $87.50	182	36,400
Huntsman Corp., Expiration November 2014, Exercise Price $26.00	1,136	17,040
Huntsman Corp., Expiration November 2014, Exercise Price $27.00	1,609	24,135
Huntsman Corp., Expiration January 2015, Exercise Price $25.00	81	7,898
International Game Technology, Expiration January 2015, Exercise Price $17.00	491	27,005
International Paper Co., Expiration January 2015, Exercise Price $49.00	978	322,740
Kinder Morgan, Inc., Expiration January 2015, Exercise Price $50.00	380	2,470
Kinder Morgan, Inc., Expiration January 2015, Exercise Price $55.00	824	4,120
Koninklijke KPN NV, Expiration December 2014, Exercise Price $2.50	1,381	29,407
Koninklijke KPN NV, Expiration December 2014, Exercise Price $2.60	775	9,708
Lamar Advertising Co., Expiration January 2015, Exercise Price $50.00	276	67,620
Lamar Advertising Co., Expiration January 2015, Exercise Price $52.50	1,157	115,700
Level 3 Communications, Inc., Expiration December 2014, Exercise Price $40.00	10	7,200
Level 3 Communications, Inc., Expiration December 2014, Exercise Price $41.00	91	50,960
Manitowoc Co. Inc., Expiration December 2014, Exercise Price $19.00	246	53,382
Manitowoc Co. Inc., Expiration December 2014, Exercise Price $20.00	102	15,810
MeadWestvaco Corp., Expiration December 2014, Exercise Price $40.00	210	94,500
MeadWestvaco Corp., Expiration December 2014, Exercise Price $42.50	424	103,880
Noble Corp PLC, Expiration January 2015, Exercise Price $22.00	138	12,006
Occidental Petroleum Corp., Expiration November 2014, Exercise Price $92.50	93	4,836
Occidental Petroleum Corp., Expiration November 2014, Exercise Price $97.50	333	1,998
Occidental Petroleum Corp., Expiration December 2014, Exercise Price $92.50	116	13,340
Pfizer, Inc., Expiration November 2014, Exercise Price $29.00	227	18,841
Pfizer, Inc., Expiration November 2014, Exercise Price $30.00	304	7,296
Pfizer, Inc., Expiration December 2014, Exercise Price $28.00	209	39,501
Pfizer, Inc., Expiration December 2014, Exercise Price $30.00	725	32,625
QEP Resources, Inc., Expiration December 2014, Exercise Price $27.00	1,401	63,045
Rock-Tenn Co., Expiration January 2015, Exercise Price $47.50	155	76,725
Rock-Tenn Co., Expiration January 2015, Exercise Price $50.00	241	79,530
Shire PLC, Expiration November 2014, Exercise Price $180.00	72	147,600
Sirius XM Holdings, Inc., Expiration December 2015, Exercise Price $3.50	7,749	54,243
Sirius XM Holdings, Inc., Expiration January 2014, Exercise Price $3.50	827	9,097
Timken Co., Expiration December 2014, Exercise Price $45.00	133	6,318
T-Mobile US, Inc., Expiration November 2014, Exercise Price $30.00	1,428	71,400
TRW Automotive Holdings Corp., Expiration January 2015, Exercise Price $105.00	130	1,300
Vivendi SA., Expiration November 2014, Exercise Price $19.00	1,355	108,625
Vivendi SA., Expiration November 2014, Exercise Price $19.50	843	34,846

See accompanying notes to financial statements.

20

SCHEDULE OF INVESTMENTS

Dunham Monthly Distribution Fund (Continued)
October 31, 2014

Security	Contracts ++	Value
WRITTEN CALL OPTIONS (Continued) - (1.7)%
Vivendi SA., Expiration December 2014, Exercise Price $18.50	333	$47,968
Vivendi SA., Expiration December 2014, Exercise Price $19.00	363	35,921
Vivendi SA., Expiration January 2015, Exercise Price $19.50	242	18,491
Vodafone Group PLC, Expiration December 2014, Exercise Price $32.00	151	26,425
Vodafone Group PLC, Expiration December 2014, Exercise Price $33.00	77	7,623
Walgreen Co., Expiration November 2014, Exercise Price $60.00	173	74,390
Williams Cos, Inc., Expiration November 2014, Exercise Price $55.00	216	41,904
Williams Cos, Inc., Expiration December 2014, Exercise Price $55.00	320	84,800
Williams Cos, Inc., Expiration January 2015, Exercise Price $52.50	270	119,070
Williams Cos, Inc., Expiration January 2015, Exercise Price $55.00	109	32,700
Yahoo! Inc., Expiration November 2014, Exercise Price $37.00	51	46,155
WRITTEN CALL OPTIONS - (Premiums Received - $6,095,759)		4,967,234

WRITTEN PUT OPTIONS - 0.0%
AbbVie, Inc., Expiration November 2014, Exercise Price $57.50	195	1,950
SPDR S&P 500 ETF Trust, Expiration December 2014, Exercise Price $169.00	239	5,497
SPDR S&P 500 ETF Trust, Expiration December 2014, Exercise Price $180.00	143	7,579
SPDR S&P 500 ETF Trust, Expiration December 2014, Exercise Price $183.00	95	6,555
SPDR S&P 500 ETF Trust, Expiration December 2014, Exercise Price $186.00	143	13,442
SPDR S&P 500 ETF Trust, Expiration December 2014, Exercise Price $190.00	238	31,654
TOTAL WRITTEN PUT OPTIONS - (Premiums Received - $286,362)		66,677

Security	Shares
SECURITIES SOLD SHORT * - (18.9)%
AbbVie, Inc.	20,080	1,274,277
Alliance Data Systems Corp.	1,389	393,573
American Airlines Group, Inc.	5,300	219,155
Applied Materials, Inc.	250,928	5,543,000
AT&T, Inc.	190,365	6,632,317
Banco Santander SA	24,010	210,568
Barrick Gold Corp.	18,500	219,595
Burger King Worldwide, Inc.	7,825	255,721
Comcast Corp.	181,063	10,021,837
Comcast Corp. - Class A	60,892	3,357,585
Kinder Morgan, Inc.	206	7,972
Liberty Global PLC - Class A	52,359	2,380,764
Liberty Global PLC - Class C	54,591	2,427,662
M&T Bank Corp.	43,138	5,270,601
Media General, Inc.	276	4,123
Medtronic, Inc.	133,158	9,076,049
RF Micro Devices, Inc.	224,569	2,921,643
Valeant Pharmaceuticals International, Inc.	15,603	2,075,823
Verizon Communications, Inc.	25,389	1,275,797
Whiting Petroleum Corp.	1,069	65,464
TOTAL SECURITIES SOLD SHORT - (Proceeds - $49,240,522)		53,633,526

See accompanying notes to financial statements.

21

SCHEDULE OF INVESTMENTS

Dunham Monthly Distribution Fund (Continued)
October 31, 2014

Unrealized
Appreciation/
LONG EQUITY SWAP CONTRACTS - (0.5)%	(Depreciation)
Alstom SA Equity Swap, JP Morgan - May 06, 2015 to receive total return of Alstom SA less USD- 3 Month LIBOR plus 0.30% (NOTIONAL AMOUNT $2,006,889)	$(255,772)

American International Group Equity Swap, JP Morgan - April 09, 2015 to receive total return of American International Group less USD- 3 Month LIBOR plus 0.53% (NOTIONAL AMOUNT $8,172,262)	424,787

Andarko Petroleum Corp. Equity Swap, JP Morgan - December 16, 2014 to receive total return of Andarko Petroleum Corp. less USD- 3 Month LIBOR plus 1.03% (NOTIONAL AMOUNT $4,380,459)	389,043

Apollo Residential Mortgage Equity Swap, JP Morgan - April 19, 2015 to receive total return of Apollo Residential Mortgage less USD- 3 Month LIBOR plus 0.66% (NOTIONAL AMOUNT $1,213,692)	79,425

Apollo Residential Mortgage Equity Swap, JP Morgan - April 21, 2015 to receive total return of Apollo Residential Mortgage less USD- 3 Month LIBOR plus 0.66% (NOTIONAL AMOUNT $522,140)	21,154

Apollo Residential Mortgage Equity Swap, JP Morgan - May 16, 2015 to receive total return of Apollo Residential Mortgage less USD- 3 Month LIBOR plus 0.66% (NOTIONAL AMOUNT $169,411)	4,796

Apollo Residential Mortgage Equity Swap, JP Morgan - May 19, 2015 to receive total return of Apollo Residential Mortgage less USD- 3 Month LIBOR plus 0.66% (NOTIONAL AMOUNT $105,802)	3,063

Bayer AG Equity Swap, JP Morgan - September 19, 2015 to receive total return of Bayer AG less USD- 3 Month LIBOR plus 0.53% (NOTIONAL AMOUNT $2,207,412)	9,050

Blackstone Senior Floating Rate Term Fund Equity Swap, JP Morgan - December 20, 2014 to receive total return of Blackstone Senior Floating Rate Term Fund less USD- 3 Month LIBOR plus 1.03% (NOTIONAL AMOUNT $340,584)	(25,007)

CareFusion Corp. Equity Swap, JP Morgan - October 6, 2015 to receive total return of CareFusion Corp. less USD- 3 Month LIBOR plus 0.53% (NOTIONAL AMOUNT $7,187,637)	65,949

Concur Technologies, Inc. Equity Swap, JP Morgan - October 15, 2015 to receive total return of Concur Technologies, Inc. less USD- 3 Month LIBOR plus 0.53% (NOTIONAL AMOUNT $285,544)	1,841

CSR PLC Equity Swap, JP Morgan - October 20, 2015 to receive total return of CSR PLC less USD- 3 Month LIBOR plus 0.53% (NOTIONAL AMOUNT $427,006)	(4,737)

CSR PLC Equity Swap, JP Morgan - October 30, 2015 to receive total return of CSR PLC less USD- 3 Month LIBOR plus 0.53% (NOTIONAL AMOUNT $161,184)	(251)

See accompanying notes to financial statements.

22

SCHEDULE OF INVESTMENTS

Dunham Monthly Distribution Fund (Continued)
October 31, 2014

Unrealized
Appreciation/
LONG EQUITY SWAP CONTRACTS (Continued) - (0.5)%	(Depreciation)
CYS Investments, Inc. Equity Swap, JP Morgan - May 6, 2015 to receive total return of CYS Investments, Inc. less USD- 3 Month LIBOR plus 0.53% (NOTIONAL AMOUNT $2,345,278)	$85,528

DIRECTV Equity Swap, JP Morgan - October 7, 2015 to receive total return of DIRECTV less USD- 3 Month LIBOR plus 0.53% (NOTIONAL AMOUNT $4,413,413)	(40,411)

Dow Chemical Co. Equity Swap, JP Morgan - February 6, 2015 to receive total return of Dow Chemical Co less USD- 3 Month LIBOR plus 0.53% (NOTIONAL AMOUNT $2,806,958)	268,703

Dresser-Rand Group, Inc. Equity Swap, JP Morgan - October 16, 2015 to receive total return of Dresser-Rand Group, Inc. less USD- 3 Month LIBOR plus 1.03% (NOTIONAL AMOUNT $45,907)	1,553

Eaton Vance Floating Rate, Inc. Equity Swap, JP Morgan - December 19, 2014 to receive total return of Eaton Vance Floating Rate, Inc. less USD- 3 Month LIBOR plus 1.03% (NOTIONAL AMOUNT $3,702,243)	(242,817)

Equity Commonwealth Equity Swap, JP Morgan - August 1, 2015 to receive total return of Equity Commonwealth less USD- 3 Month LIBOR plus 1.03% (NOTIONAL AMOUNT $3,628,073)	(45,670)

First Trust Four Corners Senior Floating Rate Equity Swap, JP Morgan - December 22, 2014 to receive total return of First Trust Four Corners Senior Floating Rate less USD- 3 Month LIBOR plus 1.03% (NOTIONAL AMOUNT $1,215,765)	(83,049)

First Trust MLP & Energy Income Fund Equity Swap, JP Morgan - December 26, 2014 to receive total return of First Trust MLP & Energy Income Fund less USD- 3 Month LIBOR plus 1.03% (NOTIONAL AMOUNT $171,325)	22,073

General Motors Co. Equity Swap, JP Morgan - December 12, 2014 to receive total return of General Motors Co. less USD- 3 Month LIBOR plus 0.53% (NOTIONAL AMOUNT $7,410,355)	(1,725,847)

Grain Corp. Equity Swap, JP Morgan - December 4, 2014 to receive total return of Grain Corp. less USD- 3 Month LIBOR plus 0.63% (NOTIONAL AMOUNT $402,012)	(1,852)

Hess Corp. Equity Swap, JP Morgan - April 3, 2015 to receive total return of Hess Corp. less USD- 3 Month LIBOR plus 0.53% (NOTIONAL AMOUNT $6,146,660)	158,940

Huntsman Corp. Equity Swap, JP Morgan - April 9, 2015 to receive total return of Huntsman Corp. less USD- 3 Month LIBOR plus 0.53% (NOTIONAL AMOUNT $7,070,556)	(237,293)

Jazztel PLC Equity Swap, JP Morgan - October 16, 2015 to receive total return of Jasstel PLC less USD- 3 Month LIBOR plus 0.53% (NOTIONAL AMOUNT $638,839)	(3,874)

See accompanying notes to financial statements.

23

SCHEDULE OF INVESTMENTS

Dunham Monthly Distribution Fund (Continued)
October 31, 2014

Unrealized
Appreciation/
LONG EQUITY SWAP CONTRACTS (Continued) - (0.5)%	(Depreciation)
Koninklijke KPN NV Equity Swap, JP Morgan - September 3, 2015 to receive total return of Koninklijke KPN NV less USD- 3 Month LIBOR plus 0.63% (NOTIONAL AMOUNT $1,931,684)	$(163,416)

Lamar Advertising Co. - Class A Equity Swap, JP Morgan - December 24, 2014 to receive total return of Lamar Advertising Co. - Class A less USD- 3 Month LIBOR plus 0.53% (NOTIONAL AMOUNT $6,613,484)	153,215

Nuveen Energy MLP Total Return Fund Equity Swap, JP Morgan - December 26, 2014 to receive total return of Nuveen Energy MLP Total Return Fund less USD- 3 Month LIBOR plus 1.03% (NOTIONAL AMOUNT $1,220,326)	122,087

Occidental Petroleum Corp. Equity Swap, JP Morgan - February 11, 2015 to receive total return of Occidental Petroleum Corp. less USD- 3 Month LIBOR plus 0.53% (NOTIONAL AMOUNT $2,902,265)	12,613

Protective Life Corp. Equity Swap, JP Morgan - October 16, 2015 to receive total return of Protective Life Corp. less USD- 3 Month LIBOR plus 0.53% (NOTIONAL AMOUNT $58,531)	548

SAI Global Ltd. Equity Swap, JP Morgan - June 3, 2015 to receive total return of SAI Global Ltd. less USD- 3 Month LIBOR plus 0.53% (NOTIONAL AMOUNT $1,076,607)	(265,373)

Sirius XM Radio, Inc. Equity Swap, JP Morgan - January 9, 2015 to receive total return of Sirius XM Radio, Inc. less USD- 3 Month LIBOR plus 0.53% (NOTIONAL AMOUNT $55,134)	(5,362)

T-Mobile US, Inc. Equity Swap, JP Morgan - May 1, 2015 to receive total return of T-Mobile US, Inc. less USD- 3 Month LIBOR plus 0.00% (NOTIONAL AMOUNT $3,217,731)	122,570

Time Warner Cable, Inc. Equity Swap, JP Morgan - March 17, 2015 to receive total return of Time Warner Cable, Inc. less USD- 3 Month LIBOR plus 0.53% (NOTIONAL AMOUNT $7,203,316)	446,577

Verizon Communications, Inc. Equity Swap, JP Morgan - December 15, 2014 to receive total return of Verizon Communications, Inc. less USD- 3 Month LIBOR plus 0.53% (NOTIONAL AMOUNT $1,194,863)	80,100

Vivendi Equity Swap, JP Morgan - May 8, 2015 to receive total return of Vivendi less USD- 3 Month LIBOR plus 0.63% (NOTIONAL AMOUNT $259,430)	(20,546)

Vivendi Equity Swap, JP Morgan - May 13, 2015 to receive total return of Vivendi less USD- 3 Month LIBOR plus 0.63% (NOTIONAL AMOUNT $340,439)	(25,989)

Vivendi Equity Swap, JP Morgan - May 14, 2015 to receive total return of Vivendi less USD- 3 Month LIBOR plus 0.63% (NOTIONAL AMOUNT $507,907)	(32,570)

See accompanying notes to financial statements.

24

SCHEDULE OF INVESTMENTS

Dunham Monthly Distribution Fund (Continued)
October 31, 2014

Unrealized
Appreciation/
LONG EQUITY SWAP CONTRACTS (Continued) - (0.5)%	(Depreciation)
Vivendi Equity Swap, JP Morgan - May 16, 2015 to receive total return of Vivendi less USD- 3 Month LIBOR plus 0.63% (NOTIONAL AMOUNT $461,980)	$(18,324)

Vivendi Equity Swap, JP Morgan - May 21, 2015 to receive total return of Vivendi less USD- 3 Month LIBOR plus 0.63% (NOTIONAL AMOUNT $3,285,053)	(338,214)

Vivendi Equity Swap, JP Morgan - July 10, 2015 to receive total return of Vivendi less USD- 3 Month LIBOR plus 0.63% (NOTIONAL AMOUNT $278,389)	7,758

Vivendi Equity Swap, JP Morgan - July 14, 2015 to receive total return of Vivendi less USD- 3 Month LIBOR plus 0.63% (NOTIONAL AMOUNT $96,694)	3,060

Vivendi Equity Swap, JP Morgan - August 21, 2015 to receive total return of Vivendi less USD- 3 Month LIBOR plus 0.63% (NOTIONAL AMOUNT $665,065)	(36,154)

Vivendi Equity Swap, JP Morgan - September 4, 2015 to receive total return of Vivendi less USD- 3 Month LIBOR plus 0.63% (NOTIONAL AMOUNT $891,514)	(40,771)

Vivendi Equity Swap, JP Morgan - September 17, 2015 to receive total return of Vivendi less USD- 3 Month LIBOR plus 0.63% (NOTIONAL AMOUNT $601,889)	(16,807)

Vivendi Equity Swap, JP Morgan - September 26, 2015 to receive total return of Vivendi less USD- 3 Month LIBOR plus 0.63% (NOTIONAL AMOUNT $602,521)	2,173

Vivendi Equity Swap, JP Morgan - October 1, 2015 to receive total return of Vivendi less USD- 3 Month LIBOR plus 0.63% (NOTIONAL AMOUNT $602,751)	19,074

Vodafone Group PLC Equity Swap, JP Morgan - December 15, 2014 to receive total return of Vodafone Group PLC less USD- 3 Month LIBOR plus 0.53% (NOTIONAL AMOUNT $2,188,676)	(645,275)

Voya Prime Rate Equity Swap, JP Morgan - December 22, 2014 to receive total return of Voya Prime Rate less USD- 3 Month LIBOR plus 0.53% (NOTIONAL AMOUNT $1,240,947)	(101,886)

Ziggo NV Equity Swap, JP Morgan - January 31, 2015 to receive total return of Ziggo NV less USD- 3 Month LIBOR plus 0.63% (NOTIONAL AMOUNT $5,096,212)	461,910
TOTAL LONG EQUITY SWAP CONTRACTS	(1,409,677)

See accompanying notes to financial statements.

25

SCHEDULE OF INVESTMENTS

Dunham Monthly Distribution Fund (Continued)
October 31, 2014

Unrealized
Appreciation/
SHORT EQUITY SWAP CONTRACTS- (0.1)%	(Depreciation)
Amec PLC Equity Swap, JP Morgan - April 2, 2015 to pay total return of Amec PLC less USD- 3 Month LIBOR plus 0.12% (NOTIONAL AMOUNT $1,087,095)	$97,727

Becton Dickinson and Co. Equity Swap, JP Morgan - October 9, 2015 to pay total return of Becton Dickinson Co. less USD- 3 Month LIBOR plus 0.37% (NOTIONAL AMOUNT $1,223,770)	(40,605)

Gtech SPA Equity Swap, JP Morgan - July 15, 2015 to pay total return of Gtech SPA less USD- 3 Month LIBOR plus 0.17% (NOTIONAL AMOUNT $152,342)	14,884
TOTAL SHORT EQUITY SWAP CONTRACTS	72,006

TOTAL EQUITY SWAP CONTRACTS	$(1,337,671)

Portfolio Composition * - (Unaudited)
Financial	23.11%	Short-Term Investment	5.83%
Communications	16.80%	Technology	4.35%
Consumer, Non-cyclical	15.23%	Consumer, Cyclical	3.60%
Energy	11.99%	Utilities	3.07%
Industrial	7.33%	Government	0.93%
Basic Materials	7.04%	Funds	0.72%
* Based on total value of investments as of October 31, 2014		Total	100.00%

Percentage may differ from Schedule of Investments which is based on Fund net assets.

See accompanying notes to financial statements.

26

Dunham Floating Rate Bond Fund

Message from the Sub-Adviser (Newfleet Asset Management, LLC)

Although interest rates slightly increased during the first two months of the fiscal year ended October 31, 2014, interest rates generally declined for the majority of the 2014 calendar year. The yield on 10-year Treasury began the 2014 calendar year at 3.03 percent and ended October at 2.33 percent. The 10-year Treasury saw relatively large fluctuations during the fiscal year, as rates dipped as low as 2.09 percent before slightly rising through the end of the fiscal year. The rate decrease was most prevalent in the long-term end of the yield curve and less dramatic in the intermediate-term and short-term sections. As interest rates have generally declined, so has retail investor appetite for bank loans. This is broadly evidenced by retail investors in general continuing to withdraw, albeit at a lesser rate than in the second and third fiscal quarters of this fiscal year. However, institutional investors have generally continued to increase their bank loan positions, more than offsetting the impact of the negative retail flows. The London Interbank Offered Rate (“LIBOR”) fluctuated similarly to Treasury yields during the fiscal year, and ended the period slightly lower. Three-month LIBOR began the fiscal year at 0.24 percent and ended the 12-month period at 0.23 percent. Bank loans, as measured by the S&P / LSTA Leveraged Loan Index, rose 3.4 percent during the fiscal year as bank loan investors saw a slight decrease in prices, but most of the negative impact from the price decline was offset by the coupons.

The yields on bank loans, as measured by the S&P / LSTA Leveraged Loan 100 Index, generally fluctuated in line with broader Treasury yield movements during the recent fiscal year. Bank loans in general began the fiscal year with a yield-to-maturity of 5.3 percent, approximately 0.9 percent less than their traditional high-yield bond counterparts, as measured by the BofA Merrill Lynch High-Yield Bond Cash Pay Index. Bank loans underperformed traditional high-yield bonds during the period, as traditional high-yield bonds rose 5.8 percent. This performance differential was not significant enough to decrease the yield gap between the bank loans and traditional high-yield bonds. At the end of the fiscal year, the yields on bank loans stood at 4.8 percent and traditional high-yield bonds ended at 6.2 percent. The Fund on average held approximately 5 percent to 7 percent of its assets in traditional high-yield bonds, which generally aided relative performance during the fiscal year. The Fund’s largest traditional high-yield bond holdings were generally focused on intermediate-term maturities, primarily in the five to seven year range.

The Sub-Adviser has continued to hold positions in both the traditional bond and the bank loan for the same issuer. For example, the Fund currently holds the traditional bond (184502BT8) (holdings percentage*: 0.1 percent) of Clear Channel Communications, Inc., a mobile and on-demand entertainment provider, as well as the company’s first lien term bank loan (BL1008384) (holdings percentage*: 1.7 percent). The bank loan declined 2.0 percent while the traditional bond fell 5.4 percent during the most recent fiscal quarter. As the Sub-Adviser continues to find what it believes are attractive opportunities in the hotels and casinos segments, the Fund holds both the collateralized mortgage obligation (43289UBA2) (holdings percentage*: 0.2 percent) and the bank loan (432848AX7) (holdings percentage*: 1.8 percent) of Hilton Hotels Corporation, a global owner/operator of hotels and time shares, as well as both the traditional bond (552953BB6) (holdings percentage*: 0.1 percent) and the bank loan (BL1008558) (holdings percentage*: 1.5 percent) of MGM Resorts International, a global casino and hotel operator. The bank loans of Hilton Hotels Corp. and MGM Resorts International returned 1.6 percent and 0.3 percent, respectively while the collateralized mortgage obligation and traditional bond gained 0.8 percent and 0.5 percent, respectively during the most recent fiscal quarter.

The Sub-Adviser focused on higher-rated loans and first lien loans within the bank loan space, limiting the Fund’s exposure to bank loans rated CCC and lower. The exposure to lower-rated loans and second lien loans has been limited to instances where the Sub-Adviser has determined that the additional reward is expected to significantly outweigh the additional risk. For example, it purchased a bank loan issued by Blue Coat Systems Inc. (BL1028440) (holdings percentage*: 0.3 percent), a web security software provider. The CCC-rated second lien term loan issued by Blue Coat Systems Inc. returned 8.2 percent during the fiscal year, primarily due to collecting the high coupon payments and experiencing only a slight price decline during the period. The Sub-Adviser’s analysis of recovery expectations for each holding has also been beneficial to the Fund. For example Essar Steel Algoma, Inc. (BL0777724) (holdings percentage*: 0.2 percent), a manufacturer and distributor of rolled steel products, defaulted on its debt during the third fiscal quarter. However, due to the senior-secured nature of the bank loans the company was allowed to continue to pay coupons to the loan holders and the bank loans continued to trade near par value, generally benefitting the Fund.

The Sub-Adviser believes that interest rates in general will eventually rise, and that bank loans should benefit as LIBOR increases. Although there is difficulty determining “when” rates will rise, the Sub-Adviser is encouraged by the yields currently represented on bank loans, especially when compared to traditional high-yield bonds. As default rates on bank loans have remained low on a historical basis, and as the Sub-Adviser believes that default rates will remain low in the near future, the Sub-Adviser is excited about the bank loan space and its attractiveness to investors. However, the Sub-Adviser is cautious within the bank loan market as some covenants have become less stringent. Therefore, the Sub-Adviser has stressed the need to be selective and critical of new issuance in the bank loan markets, as it believes that as default rates increase, these more lenient covenants may cause problems for those bondholders.

*	Holdings percentage(s) as of 10/31/2014.

Growth of $10,000 Investment - (Unaudited)

Total Returns as of October 31, 2014

Non-Annualized
Since Inception
(11/1/13)
Class N	1.43%
Class C	0.63%
Class A with load of 4.50%	(3.35)%
Class A without load	1.20%
S&P/LSTA Leverage Loan Index	3.33%
Morningstar Bank Loan Category	2.46%

The S&P/LSTA U.S. Leveraged Loan 100 Index is designed to reflect the performance of the largest facilities in the leveraged loan market. Investors cannot invest directly in an index or benchmark.

The Morningstar Bank Loan Category is generally representative of mutual funds that primarily invest in floating-rate bank loans instead of bonds. These bank loans generally offer interest payments that typically float above a common short-term benchmark such as the London interbank offered rate, or LIBOR.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including cost of underlying funds, are 1.51% for Class N, 2.26% for Class C and 1.76% for Class A. Class A shares are subject to a sales load of 4.50% and a deferred sales charge of up to 0.75%. The performance data quoted here represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of fund shares or fund distributions. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com

27

SCHEDULE OF INVESTMENTS
Dunham Floating Rate Bond Fund
October 31, 2014

Security	Shares			Value
EXCHANGE TRADED FUNDS - 1.5%
DEBT FUNDS - 1.5%
PowerShares Senior Loan Portfolio	33,000			$804,540
SPDR Barclays Short Term High Yield Bond ETF	12,000			359,400
TOTAL EXCHANGE TRADED FUNDS - (Cost $1,191,362)				1,163,940

	Principal	Interest	Maturity
	Amount	Rate	Date
BANK LOANS - 89.0%
AEROSPACE/DEFENSE - 1.5%
Landmark Aviation	$8,301	4.7500%	10/25/2019	8,262
LM US Member LLC	209,149	4.7500	10/25/2019	208,169
LM US Member LLC	65,000	9.5000	10/25/2020	64,188
Spirit Aerosystems, Inc.	221,162	3.2500	9/15/2020	218,213
TransDigm, Inc.	82,793	3.7500	6/4/2021	81,568
TransDigm, Inc.	658,750	3.7500	2/28/2020	649,386
				1,229,786
AIRLINES - 2.1%
Air Canada	204,488	5.5000	9/26/2019	207,128
American Airlines, Inc.	236,000	4.2500	10/10/2021	235,351
American Airlines, Inc.	438,000	3.7500	9/15/2021	434,579
American Airlines, Inc.	272,927	3.7500	6/27/2019	269,857
US Airways Group, Inc.	509,850	3.5000	5/23/2019	499,380
				1,646,295
AUTOMOTIVE - 3.3%
Allison Transmission, Inc.	318,404	3.7500	8/23/2019	316,503
BBB Industries, Inc.	137,000	6.0000	11/3/2021	135,288
Breed Technologies, Inc.	347,000	4.7500	8/29/2021	347,434
Chrysler Group LLC	223,269	3.5000	5/24/2017	222,455
Chrysler Group LLC	199,995	3.2500	12/31/2018	198,395
Cooper-Standard Automotive	216,458	4.0000	4/4/2021	214,564
Federal Mogul Corp.	448,875	4.7500	4/15/2021	447,672
KAR Auction Services, Inc.	315,674	3.5000	3/11/2021	313,701
MPG Holdco, Inc.	132,000	4.5000	10/13/2021	132,275
SRAM, LLC	131,801	4.0000	4/10/2020	129,824
TI Group Automotive Systems, LLC	119,700	4.2500	7/2/2021	118,802
Transtar Holding Co.	34,434	5.5000	10/9/2018	34,305
				2,611,218
BUILDING MATERIALS - 1.8%
American Builders & Contractor Supply Co., Inc.	603,900	3.5000	4/16/2020	592,076
Anchor Glass Containers	400,000	4.2500	6/30/2021	397,564
Ardah Holdings USA, Inc.	46,765	4.0000	12/17/2019	46,414
Libbey Glass, Inc.	201,495	3.7500	4/9/2021	198,724
Quikrete Holdings, Inc.	185,611	4.0000	9/28/2020	184,219
				1,418,997
CHEMICALS - 3.6%
Arizona Chem US, Inc.	148,418	4.5000	6/12/2021	148,557
Berlin Packaging LLC	145,000	4.5000	10/6/2021	144,529
Berry Plastics Group, Inc.	242,538	3.5000	2/8/2020	237,991
Berry Plastics Group, Inc.	239,149	3.7500	1/6/2021	235,412
Huntsman International LLC	290,000	3.7500	10/1/2021	286,858
Ineos US Finance LLC	634,748	3.7500	5/4/2018	627,509
Minerals Technologies, Inc.	223,045	4.0000	5/9/2021	222,768
Reynolds Group Holdings, Inc.	458,096	4.0000	12/1/2018	456,222
Solenis International LP	156,000	4.2500	7/31/2021	154,050
Univar, Inc.	143,512	5.0000	6/30/2017	142,794

See accompanying notes to financial statements.

28

SCHEDULE OF INVESTMENTS
Dunham Floating Rate Bond Fund (Continued)
October 31, 2014

	Principal	Interest	Maturity
Security	Amount	Rate	Date	Value
CHEMICALS (Continued) - 3.6%
W.R. Grace & Co.	$190,621	3.0000%	2/3/2021	$189,549
W.R. Grace & Co.	68,422	3.0000	2/3/2021	68,037
				2,914,276
COMPUTERS & ELECTRONICS - 10.5%
Active Network, Inc.	204,595	5.5000	11/15/2020	203,188
Allflex Holdings III, Inc.	287,100	4.2500	7/17/2020	281,837
Applied Systems, Inc.	240,185	4.2500	1/23/2021	238,173
Applied Systems, Inc.	70,000	7.5000	1/23/2022	69,883
Avago Technologies Cayman Ltd.	367,080	3.7500	5/6/2021	366,599
Blue Coat Systems, Inc.	210,000	9.5000	6/28/2020	209,738
Blue Coat Systems, Inc.	344,272	4.0000	5/31/2019	338,533
CCC Information Services, Inc.	214,454	4.0000	12/17/2019	211,417
CPI International, Inc.	202,154	4.2500	11/17/2017	200,218
Deltek, Inc.	170,000	10.0000	10/10/2019	172,125
Deltek, Inc.	138,588	5.0000	10/30/2020	137,982
Ellucian, Inc.	119,638	4.0000	7/19/2018	118,703
Evergreen Skills Lux S.a.r.l	345,000	5.7500	4/28/2021	341,550
Evergreen Skills Lux S.a.r.l	137,000	9.2500	4/28/2022	130,606
Excelitas Technologies Corp.	158,400	6.0000	10/30/2020	158,729
First Data Corp.	1,308,000	3.5000	3/24/2018	1,297,915
First Data Corp.	114,056	3.5000	9/24/2018	113,129
Freescale Semiconductor, Inc.	287,100	5.0000	1/15/2021	287,152
IMS Health, Inc.	457,204	3.5000	3/17/2021	452,469
Infor, Inc.	474,485	3.7500	6/3/2020	468,950
Infor, Inc.	311,469	3.7500	6/3/2020	307,809
ION Trading Technologies S.a.R.L	200,424	4.2500	6/10/2021	198,921
Kronos, Inc.	611,325	4.5000	10/30/2019	609,797
Kronos, Inc.	50,940	9.7500	4/30/2020	52,468
Mitchell International, Inc.	168,725	4.5000	10/12/2020	167,565
Mitchell International, Inc.	221,000	8.5000	10/11/2021	220,945
RP Crown Parent LLC	219,388	6.0000	12/21/2018	213,218
RP Crown Parent LLC	200,000	11.2500	12/21/2019	188,000
Spectrum Brands, Inc.	242,550	3.5000	9/4/2019	240,822
Sungard Availability Services Capital, Inc.	221,885	6.0000	3/31/2019	198,957
Vision Solutions, Inc.	71,035	6.0000	7/23/2016	70,591
Wall Street Systems Delaware, Inc.	139,650	4.5000	4/30/2021	139,127
				8,407,116
CONSTRUCTION - 0.6%
Brock Holdings III, Inc.	309,152	6.0000	3/16/2017	305,287
USIC Holdings, Inc.	200,117	4.7500	7/29/2020	197,740
				503,027
CONSUMER NON-DURABLE - 0.6%
Prestige Brands, Inc.	506,000	4.5000	9/3/2021	507,503

EDUCATIONAL SERVICES - 0.5%
Laureate Education, Inc.	381,793	5.0000	6/16/2018	369,623

ENTERTAINMENT & LEISURE - 1.4%
Delta 2 Lux S.a.r.l	410,000	4.7500	7/30/2021	407,610
Delta 2 Lux S.a.r.l	105,000	7.7500	7/29/2022	104,935
Live Nation Entertainment, Inc.	198,995	3.5000	8/16/2020	198,497
Oceania Cruises, Inc.	128,296	5.2500	7/2/2020	128,296
Seven Seas Cruises	178,650	3.7500	12/21/2018	178,427
Zuffa, LLC	142,424	3.7500	2/25/2020	139,220
				1,156,985

See accompanying notes to financial statements.

29

SCHEDULE OF INVESTMENTS
Dunham Floating Rate Bond Fund (Continued)
October 31, 2014

	Principal	Interest	Maturity
Security	Amount	Rate	Date	Value
FINANCIAL SERVICES - 1.1%
Altisource Solutions S.a.r.l.	$324,188	4.5000%	12/9/2020	$291,769
Walter Investment Management Corp.	592,044	4.7500	12/18/2020	559,481
				851,250
FOOD AND BEVERAGE - 3.9%
Big Heart Pet Brands	199,000	3.5000	3/8/2020	191,973
De Master Blenders 1753	73,000	4.2500	7/23/2021	71,996
Del Monte Foods Co.	263,675	4.2500	2/18/2021	248,432
Dole Foods, Inc.	146,875	4.5000	11/1/2018	146,553
H.J. Heinz Co.	1,508,068	3.5000	6/5/2020	1,501,636
Old HB, Inc.	288,550	6.7500	3/20/2020	294,503
Pinnacle Foods Finance LLC	713,073	3.2500	4/29/2020	701,104
				3,156,197
GAMING & HOTELS - 7.8%
Boyd Gaming Corp.	346,243	4.0000	8/14/2020	342,240
Caesars Entertainment Operating Co.	137,655	9.7500	3/1/2017	127,612
Caesars Entertainment Operating Co., Inc.	203,234	5.7500	3/1/2017	181,996
Caesars Entertainment Resort Properties, LLC	362,263	7.0000	10/11/2020	346,618
Caesars Growth Properties Holdings, LLC	255,360	6.2500	5/8/2021	242,000
CBAC Borrower, LLC	145,000	8.2500	7/2/2020	146,813
CityCenter Holdings, LLC	375,000	4.2500	10/28/2020	373,406
Great Wolf Resorts, Inc.	143,546	4.5000	8/6/2020	142,051
Hilton Worldwide Finance	1,531,322	3.5000	10/25/2020	1,518,497
Marina District Finance Co.	167,038	6.7500	8/15/2018	167,404
MGM Results International	1,232,211	3.5000	12/20/2019	1,219,630
Mohegan Tribal Gaming Authority	163,233	5.5000	6/15/2018	159,255
Penn National Gaming, Inc.	411,888	3.2500	10/30/2020	406,455
Pinnacle Entertainment, Inc.	218,045	3.7500	8/13/2020	216,137
Scientific Games International, Inc.	218,000	6.0000	10/1/2021	213,882
Shingle Springs Tribal Gaming Authority	167,810	6.2500	8/29/2019	169,908
Station Casinos LLC	269,918	4.2500	3/1/2020	267,556
				6,241,460
HEALTHCARE - 7.6%
Accellent, Inc.	186,065	4.5000	3/21/2021	184,437
Akorn, Inc.	425,000	4.5000	4/16/2021	424,205
Alere, Inc.	234,397	4.2500	6/30/2017	234,104
American Renal Holdings, Inc.	69,986	8.5000	2/20/2020	69,111
Amneal Pharmaceuticals LLC	106,731	4.7500	11/1/2019	105,930
Amsurg Corp.	102,743	3.7500	7/16/2021	102,210
Capsugel Holdings US, Inc.	214,654	3.5000	8/1/2018	212,131
Community Health Systems, Inc.	494,265	4.2500	1/27/2021	495,345
CRC Health Corp.	76,615	5.2500	3/28/2021	76,950
Davita Healthcare Partners, Inc.	207,480	3.5000	6/24/2021	206,146
Devix US, Inc.	113,715	4.2500	5/2/2021	112,862
Endo International PLC	348,250	3.2500	2/28/2021	344,987
Gentiva Health Services, Inc.	228,437	6.5000	10/18/2019	229,103
Hologic, Inc.	199,347	3.2500	8/1/2019	198,649
Kinetic Concepts, Inc.	223,313	4.0000	5/4/2018	221,951
Mallinckrodt International Finance	157,210	3.5000	3/19/2021	155,972
Mallinckrodt International Finance	28,000	3.5000	3/19/2021	27,815
National Surgical Hospitals, Inc.	92,768	4.5000	7/11/2019	92,652
NBTY, Inc.	215,000	3.5000	10/1/2017	210,854
Ortho-Clinical Diagnostics, Inc.	431,918	4.7500	6/30/2021	428,247
Par Pharmaceutical Co., Inc.	127,280	4.0000	9/28/2019	125,583

See accompanying notes to financial statements.

30

SCHEDULE OF INVESTMENTS
Dunham Floating Rate Bond Fund (Continued)
October 31, 2014

	Principal	Interest	Maturity
Security	Amount	Rate	Date	Value
HEALTHCARE (Continued) - 7.6%
Pharmedium Healthcare Corp.	$194,000	4.2500%	1/28/2021	$191,413
Pharmedium Healthcare Corp.	29,000	7.7500	1/28/2022	29,073
Regional Care Hospital, Inc.	178,553	6.0000	4/23/2019	178,329
Surgery Center Holdings, Inc.	189,071	5.2500	11/3/2020	189,072
Surgery Center Holdings, Inc.	118,000	8.5000	11/3/2021	116,231
Surgery Center Holdings, Inc.	95,000	9.7500	4/11/2020	95,024
Surgical Care Affiliates, Inc.	193,045	4.2500	6/30/2018	191,517
US Renal Care, Inc.	375,833	4.2500	7/3/2019	374,110
Valeant Pharmaceuticals International, Inc.	462,020	3.5000	2/13/2019	459,132
				6,083,145
INSURANCE - 2.3%
Asurion, LLC	195,000	8.5000	3/3/2021	198,851
Asurion, LLC	175,183	5.0000	5/24/2019	175,609
Asurion, LLC	111,156	4.2500	7/8/2020	109,905
MPH Acquisition Holdings LLC	312,212	4.0000	3/31/2021	308,086
National Financial Partners Corp.	283,785	4.5000	7/1/2020	282,247
Sedgwick CMS Holdings, Inc.	792,000	3.7500	2/28/2021	771,408
				1,846,106
LEASING - 0.5%
Delos Aircraft, Inc.	381,000	3.5000	3/6/2021	379,810

MACHINERY - 1.8%
Alliance Laundry Systems, LLC	385,796	4.2500	12/10/2018	382,661
Filtration Group Corp.	80,000	8.2500	11/22/2021	79,960
Husky Injection Molding Systems Ltd.	172,342	4.2500	6/30/2018	169,937
McJunkin Red Man Corp.	73,260	4.7500	11/19/2019	73,466
Nortek, Inc.	254,363	3.7500	10/30/2020	250,229
RBS Global, Inc.	242,550	4.0000	8/21/2020	239,639
Spin Holdco, Inc.	238,200	4.2500	11/8/2019	236,354
				1,432,246
MANUFACTURING - 0.8%
Aristocrat Leisure Ltd.	390,000	4.7500	9/29/2021	388,173
Bally Technologies, Inc.	227,463	4.2500	11/25/2020	226,966
				615,139
MEDIA - 7.7%
CCO Safari, LLC	140,000	4.2500	9/12/2021	141,173
Cequel Communications LLC	139,273	3.5000	2/14/2019	138,116
Charter Communications Operating, LLC	831,853	3.0000	7/1/2020	819,030
CSC Holdings LLC	508,265	2.5000	4/17/2020	497,973
Cumulus Media Holdings, Inc.	187,331	4.2500	12/23/2020	185,613
iHeart Communications, Inc.	1,480,000	6.7500	1/30/2019	1,400,110
MCC Iowa LLC	143,546	3.2500	1/29/2021	140,855
MCC Iowa LLC	62,843	0.7500	6/30/2021	61,959
Mediacom Illinois, LLC	158,000	3.7500	6/30/2021	156,420
Numericable US LLC	116,555	4.5000	5/21/2020	117,002
Numericable US LLC	98,644	4.5000	5/21/2020	99,022
Sinclair Television Group, Inc.	375,000	3.5000	7/31/2021	369,750
TWCC Holding Corp.	232,862	3.5000	2/13/2017	229,922
TWCC Holding Corp.	270,000	7.0000	6/26/2020	265,330
Univision Communications, Inc.	1,352,390	4.0000	3/1/2020	1,340,982
Ziggo BV	80,983	3.2500	1/15/2022	79,045
Ziggo BV	52,187	3.2500	1/15/2022	50,938
Ziggo BV	85,829	3.2500	2/1/2022	83,775
				6,177,015

See accompanying notes to financial statements.

31

SCHEDULE OF INVESTMENTS
Dunham Floating Rate Bond Fund (Continued)
October 31, 2014

	Principal	Interest	Maturity
Security	Amount	Rate	Date	Value
METALS & MINING - 0.5%
Arch Coal, Inc.	$304,224	6.2500%	5/16/2018	$270,216
Crown Holdings, Inc.	157,000	4.0000	10/24/2021	157,418
				427,634
NOT FOR PROFIT - 0.3%
National Mentor Holdings, Inc.	238,800	4.7500	1/31/2021	237,532

OIL & GAS - 3.0%
Chief Exploration and Development LLC	172,000	7.5000	5/16/2021	166,625
CITGO Petroleum Corp.	40,000	4.5000	7/29/2021	40,050
Drillships Financing Holding, Inc.	143,546	6.0000	3/31/2021	137,535
Drillships Financing Holding, Inc.	111,720	5.5000	7/25/2021	107,558
Expro Finance Luxembourg	117,000	5.7500	9/2/2021	114,855
Fieldwood Energy LLC	98,070	3.8800	9/25/2018	96,158
Fieldwood Energy LLC	215,850	8.3800	9/30/2020	208,566
FTS International, Inc.	86,400	5.7500	4/16/2021	85,212
Jonah Energy LLC	243,000	7.5000	5/12/2021	235,710
Paragon Offshore Finance Co.	231,000	3.7500	7/18/2021	217,718
Quicksilver Resources, Inc.	100,000	7.0000	6/21/2019	90,750
Seadrill Ltd.	646,113	4.0000	2/21/2021	613,358
Templar Energy, LLC	205,000	8.5000	11/25/2020	186,191
TGGT Holdings, LLC	92,400	6.5000	11/15/2018	91,245
				2,391,531
PRINTING & PUBLISHING - 0.6%
Tribune Publishing Co.	268,335	4.0000	12/27/2020	266,533
Tribune Publishing Co.	218,000	5.7500	8/4/2021	216,910
				483,443
PROFESSIONAL & BUSINESS SERVICES - 7.0%
Acosta, Inc.	233,000	5.0000	9/26/2021	233,670
Advantage Sales & Marketing, Inc.	122,903	4.2500	7/25/2021	122,043
Advantage Sales & Marketing, Inc.	4,097	4.2500	7/25/2021	4,068
Advantage Sales & Marketing, Inc.	195,000	7.5000	7/25/2022	194,415
Allied Security Holdings LLC	78,600	4.2500	2/14/2021	77,834
Allied Security Holdings LLC	38,479	8.0000	8/14/2021	38,175
Ceridian HCM Holding, Inc.	464,577	4.5000	9/14/2020	461,601
Checkout Holdings Corp.	170,573	4.5000	4/9/2021	166,682
CHG Buyer Corp.	373,071	4.2500	11/19/2019	371,579
CHG Buyer Corp.	20,000	9.0000	11/19/2020	20,308
Guggenheim Partners Investment Management Holdings, LLC	183,449	4.2500	7/22/2020	182,876
Harland Clarke Holdings Corp.	180,506	7.0000	5/22/2018	182,763
Harland Clarke Holdings Corp.	67,706	6.0000	8/4/2019	68,073
INC Research, Inc.	117,793	4.2500	7/12/2018	117,154
INC Research, Inc.	145,000	4.7500	10/31/2021	144,879
Interactive Data Corp.	351,205	4.7500	5/2/2021	351,820
Inventiv Health, Inc.	233,269	7.7500	5/15/2018	231,179
Medpace Holdings, Inc.	198,189	4.7500	4/1/2021	197,632
NVA Holdings, Inc.	42,000	4.7500	8/14/2021	41,825
NVA Holdings, Inc.	106,000	8.0000	8/14/2022	105,470
PRA Holdings, Inc.	143,550	4.5000	9/24/2020	142,007
Quintiles Transnational Corp.	508,725	3.7500	6/8/2018	505,335
Symphonyiri Group, Inc.	143,550	4.7500	9/26/2020	143,909
Trans Union LLC	559,756	4.0000	4/9/2021	553,812
US LLC 2	461,000	4.2500	8/6/2021	452,702
Vantiv LLC	1	3.7500	6/13/2021	1
WP Mustang Holdings LLC	264,338	5.5000	5/29/2021	265,109

See accompanying notes to financial statements.

32

SCHEDULE OF INVESTMENTS
Dunham Floating Rate Bond Fund (Continued)
October 31, 2014

	Principal	Interest	Maturity
Security	Amount	Rate	Date	Value
PROFESSIONAL & BUSINESS SERVICES (Continued) - 7.0%
West Corp.	$246,073	3.2500%	6/30/2018	$242,945
				5,619,866
REAL ESTATE - 2.5%
Capital Automotive LP	116,532	4.0000	4/10/2019	116,191
Capital Automotive LP	197,005	6.0000	4/29/2020	199,960
Realogy Group LLC	837,242	3.7500	3/5/2020	831,834
Servicemaster Co.	391,000	4.2500	7/1/2021	388,150
Starwood Property Trust, Inc.	483,885	3.5000	4/19/2020	472,998
				2,009,133
RETAIL FOOD & DRUG - 1.9%
Albertsons, Inc.	253,000	5.5000	8/25/2021	253,565
Albertsons, Inc.	28,000	5.5000	8/25/2021	28,062
General Nutrition Centers, Inc.	572,545	3.2500	3/4/2019	560,138
Rite Aid Corp.	711,961	3.5000	2/21/2020	705,020
				1,546,785
RETAILING - 4.2%
Aramark Corp.	411,930	3.2500	2/24/2021	406,780
Brickman Group Holdings, Inc.	326,535	4.0000	12/18/2020	321,579
Brickman Group Holdings, Inc.	249,000	7.5000	12/18/2021	246,043
CDW LLC	867,181	3.2500	4/29/2020	850,301
HD Supply, Inc.	352,677	4.0000	6/28/2018	350,088
Leslie’s Poolmart, Inc.	402,081	4.2500	10/16/2019	396,050
Michaels Stores, Inc.	287,814	3.7500	1/28/2020	283,272
Michaels Stores, Inc.	167,000	4.0000	1/28/2020	165,270
Neiman Marcus Group, Inc.	353,503	4.2500	10/25/2020	349,488
				3,368,871
SECURITIES & TRUSTS - 0.8%
AlixPartners, LLP	225,000	4.0000	7/2/2020	222,094
Clipper Acquisitions Corp.	297,750	3.0000	2/6/2020	292,353
SAM Finance Lux S.a.r.l	118,108	4.2500	11/26/2020	117,887
				632,334
STEEL - 0.7%
Essar Steel Algoma, Inc.	143,902	9.2500	11/15/2014	144,419
FMG Resources Ltd.	407,097	3.7500	6/30/2019	397,984
				542,403
TELECOMMUNICATIONS - 4.6%
Cincinnati Bell, Inc.	173,250	4.0000	9/10/2020	171,084
Crown Castle Operating Co.	415,913	3.0000	1/31/2021	413,054
Global Tel Link Corp.	307,056	5.0000	5/21/2020	305,368
Intelsat Jackson Holdings	800,000	3.7500	6/30/2019	794,800
IPC Systems, Inc.	121,695	6.0000	11/8/2020	121,809
Level 3 Financing, Inc.	761,000	4.0000	1/15/2020	758,622
SBA Senior Finance II LLC	213,465	3.2500	3/24/2021	210,238
Securus Technologies, Inc.	143,550	4.7500	4/17/2020	142,330
Virgin Media Investment Holdings Ltd.	395,000	3.5000	6/7/2020	390,254
Windstream Holdings, Inc.	143,539	3.5000	1/23/2020	142,418
XO Communications, Inc.	263,675	4.2500	3/19/2021	261,751
				3,711,728
TRANSPORTATION - 0.7%
Dyncorp International, Inc.	233,563	6.2500	7/7/2016	233,563
Envision Healthcare Corp.	193,004	4.0000	5/25/2018	192,039
Travelport Finance Luxem	154,000	6.0000	9/2/2021	154,169
				579,771

See accompanying notes to financial statements.

33

SCHEDULE OF INVESTMENTS
Dunham Floating Rate Bond Fund (Continued)
October 31, 2014

	Principal	Interest		Maturity
Security	Amount	Rate		Date	Value
UTILITIES - 2.8%
Atlantic Power LP	$65,419	4.7500%		2/24/2021	$65,214
Calpine Corp.	234,259	4.0000		10/9/2019	232,649
Calpine Construction Finance Co.	262,816	3.2500		1/31/2022	256,957
Calpine Construction Finance Co.	312,128	3.0000		5/3/2020	304,454
Exgen Renewables I, LLC	84,469	5.2500		2/6/2021	85,736
Granite Acquisition, Inc.	10,326	5.0000		10/15/2021	10,370
Granite Acquisition, Inc.	231,092	5.0000		10/15/2021	232,103
NRG Energy, Inc.	584,631	2.7500		7/1/2018	575,801
Texas Competitive Electric Holdings LLC	639,105	4.5000		10/10/2017	466,773
					2,230,057

TOTAL BANK LOANS (Cost - $72,351,518)					71,328,282

BONDS & NOTES - 7.6%
AIRLINES - 0.1%
Air Canada - 144A	75,000	6.7500		10/1/2019	79,031

AUTO MANUFACTURERS - 0.3%
Jaguar Land Rover Automotive PLC - 144A	200,000	4.2500		11/15/2019	202,000

CHEMICALS - 0.4%
Hexion Nova Scotia Finance	75,000	8.8750		2/1/2018	74,344
Hexion US Finance Corp.	75,000	6.6250		4/15/2020	75,374
Ineos Group Holdings SA - 144A	200,000	5.8750		2/15/2019	200,250
					349,968
CLOSED-END FUNDS - 0.3%
Drawbridge Special Opportunities Fund LP - 144A	260,000	5.0000		8/1/2021	260,000

COMMERCIAL MBS - 0.3%
Hilton USA Trust	150,000	5.2220	+	11/15/2030	153,376
Monty Parent Issuer LLC	53,830	3.4700		11/20/2028	53,922
					207,298
COMMERCIAL SERVICES - 0.3%
Ceridian LLC - 144A	5,000	8.1250		11/15/2017	5,013
Interactive Data Corp. - 144A	125,000	5.8750		4/15/2019	125,469
United Rentals North America, Inc.	75,000	7.3750		5/15/2020	81,750
					212,232
DIVERSIFIED FINANCIAL SERVICES - 0.9%
Aercap Ireland Cap LTD - 144A	150,000	3.7500		5/15/2019	149,063
Aercap Ireland Cap LTD - 144A	115,000	4.5000		5/15/2021	116,293
Aircastle Ltd.	75,000	6.2500		12/1/2019	80,250
Aircastle Ltd.	25,000	4.6250		12/15/2018	25,438
Icahn Enterprises LP	10,000	4.8750		3/15/2019	10,200
International Lease Finance Corp.	120,000	3.8750		4/15/2018	120,601
Nationstar Mortgage LLC	220,000	6.5000		8/1/2018	216,700
Navient Corp.	40,000	4.8750		6/17/2019	40,700
					759,245
ELECTRIC - 0.3%
Dynegy Finance, Inc. - 144A	100,000	6.7500		11/1/2019	103,624
RJS Power Holdings LLC - 144A	100,000	5.1250		7/15/2019	100,000
					203,624
ELECTRONICS - 0.1%
Sanmina Corp. - 144A	40,000	4.3750		6/1/2019	40,150

See accompanying notes to financial statements.

34

SCHEDULE OF INVESTMENTS
Dunham Floating Rate Bond Fund (Continued)
October 31, 2014

	Principal	Interest	Maturity
Security	Amount	Rate	Date	Value
ENTERTAINMENT - 0.2%
GLP Capital LP	$50,000	4.8750%	11/1/2020	$52,250
Isle of Capri Casinos, Inc.	75,000	5.8750	3/15/2021	77,250
				129,500
GAS - 0.1%
NGL Energy Part LP - 144A	105,000	5.1250	7/15/2019	105,788

HEALTHCARE-SERVICES - 0.3%
Community Health Systems, Inc.	75,000	5.1250	8/15/2018	78,188
HCA, Inc.	75,000	4.2500	10/15/2019	76,313
Tenet Healthcare Corp.	75,000	6.0000	10/1/2020	80,813
Tenet Healthcare Corp. - 144A	25,000	5.0000	3/1/2019	25,094
				260,408
HOUSEHOLD PRODUCTS/WARES - 0.1%
Spectrum Brands, Inc.	75,000	6.3750	11/15/2020	79,875

IRON/STEEL - 0.1%
United States Steel Corp.	50,000	6.8750	4/1/2021	54,250

LODGING - 0.4%
MGM Resorts International	75,000	7.6250	1/5/2017	82,031
Wynn Macau Ltd. - 144A	200,000	5.2500	10/15/2021	201,000
				283,031
MEDIA - 0.7%
Cequel Capital Corp. - 144A	50,000	6.3750	9/15/2020	52,375
iHeart Communications, Inc.	120,000	10.0000	1/15/2018	100,725
MHGE Parent LLC/Finance - 144A	90,000	8.5000	8/1/2019	89,213
Numericable Group SA - 144A	200,000	4.8750	5/15/2019	200,250
Sirius XM Holdings, Inc. - 144A	75,000	4.2500	5/15/2020	74,766
Univision Communications, Inc. - 144A	75,000	6.8750	5/15/2019	79,031
				596,360
MINING - 0.3%
FMG Resources August 2006 Pty Ltd. - 144A	120,000	8.2500	11/1/2019	124,950
Vedanta Resources PLC - 144A	100,000	9.5000	7/18/2018	114,250
				239,200
OIL & GAS - 0.2%
California Resources Corp. - 144A	100,000	5.0000	1/15/2020	101,750
Calumet Specialty Products Partners LP - 144A	75,000	6.5000	4/15/2021	73,125
				174,875
OIL & GAS SERVICES - 0.1%
FTS International - 144A	50,000	6.2500	5/1/2022	47,500
PHI, Inc.	25,000	5.2500	3/15/2019	24,822
				72,322
PACKAGING & CONTAINERS - 0.6%
Ardagh Holdings USA, Inc. - 144A	200,000	6.2500	1/31/2019	202,000
Beverage Packaging Holdings Luxembourg II SA - 144A	130,000	6.0000	6/15/2017	130,000
Reynolds Group Issuer, Inc.	50,000	5.7500	10/15/2020	52,250
Reynolds Group Issuer, Inc.	100,000	9.0000	4/15/2019	105,000
				489,250
PHARMACEUTICALS - 0.1%
Capsugel SA - 144A	25,000	7.0000	5/15/2019	25,469
Salix Pharmaceuticals Ltd. - 144A	5,000	6.0000	1/15/2021	5,425
Valeant Pharmaceuticals International, Inc. - 144A	75,000	6.7500	8/15/2018	79,969
				110,863

See accompanying notes to financial statements.

35

SCHEDULE OF INVESTMENTS
Dunham Floating Rate Bond Fund (Continued)
October 31, 2014

	Principal	Interest		Maturity
Security	Amount	Rate		Date	Value
REITS - 0.4%
iStar Financial, Inc.	$100,000	4.0000%		11/1/2017	$99,550
iStar Financial, Inc.	120,000	4.8750		7/1/2018	120,300
iStar Financial, Inc.	60,000	5.0000		7/1/2019	60,000
					279,850
SOFTWARE - 0.4%
First Data Corp.	127,000	11.7500		8/15/2021	149,543
First Data Holdings, Inc. - 144A	115,000	14.5000		9/24/2019	122,101
Infor Software Parent - 144A	80,000	7.1250		5/1/2021	81,400
					353,044
TELECOMMUNICATIONS - 0.6%
Avaya, Inc. - 144A	350,000	7.0000		4/1/2019	345,625
Frontier Communications Corp.	80,000	6.2500		9/15/2021	82,850
Intelsat Jackson Holdings SA	85,000	6.6250		12/15/2022	89,888
Level 3 Financing, Inc.	75,000	7.0000		6/1/2020	80,438
					598,801

TOTAL BONDS & NOTES (Cost - $6,132,372)					6,140,965

	Shares
SHORT-TERM INVESTMENT - 5.0%
MONEY MARKET FUND - 5.0%
Fidelity Institutional Money Market Funds - Government Portfolio
TOTAL SHORT-TERM INVESTMENT - (Cost - $3,616,578)	3,616,578	0.0000	+		3,616,578

TOTAL INVESTMENTS - 103.1% (Cost - $83,291,830)					$82,249,765
LIABILITIES IN EXCESS OF OTHER ASSETS - (3.1)%					(2,077,942)
NET ASSETS - 100.0%					$80,171,823

MBS - Mortgage Back Security

REITs - Real Estate Investment Trusts

+	Variable rate security. Interest rate is as of October 31, 2014.

144A - Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers.

Portfolio Composition * - (Unaudited)
Bank Loans	86.34%	Industrial	0.64%
Financial	1.57%	Technology	0.43%
Communications	1.45%	Utilities	0.37%
Funds	1.41%	Energy	0.30%
Consumer, Cyclical	0.84%	Mortgage Services	0.25%
Consumer, Non-Cyclical	0.80%	Short-Term Investment	4.82%
Basic Materials	0.78%	Total	100.00%

*	Based on total value of investments as of October 31, 2014.

Percentage may differ from Schedule of Investments which are based on Fund net assets.

See accompanying notes to financial statements.

36

Dunham High-Yield Bond Fund

Message from the Sub-Adviser (PENN Capital Management Company, Inc.)

After outperforming investment-grade corporate bonds and Treasury bonds in the previous fiscal year, high-yield bonds, as measured by the BofA ML High-Yield Bond Cash Pay Index, underperformed investment-grade corporate bonds, as measured by the BofA ML Corporate Master Index, but outperformed Treasury bonds, as measured by the BofA ML US Treasury Master Index, for the fiscal year ended October 31, 2014. Interest rates generally increased at the beginning of the fiscal year, hitting a peak on December 31, 2013. They subsequently reversed course and went on a general down-trend for the remainder of the fiscal year, which hurt shorter duration bonds while longer duration bonds benefited. During this fiscal year, Treasury bonds increased 3.22 percent, investment-grade corporate bonds returned 6.49 percent, and high-yield bonds gained 5.77 percent.

Interest rates on 10-year Treasury bonds expanded their range during the fiscal year, fluctuating by 90 basis points. Rates went from a high of 3.03 percent on December 31, 2013 to 2.14 percent in mid-October before settling in and ending the fiscal year at 2.34 percent. The Fund’s single-B focus and shorter duration bias detracted slightly in the fiscal year ended October 31, 2014, as double-B rated bonds and longer duration credit generally outperformed. The Treasury yield curve flattened a bit as longer duration Treasuries rallied due to fear of a global economic slowdown and the threat of ISIS in the Middle East, while the shorter end of the yield curve sold off on the potential for sooner-than-expected Fed rate hikes due to an improving economy. During the fiscal year, bonds rated single-B were up 5.1 percent, bonds rated double-B increased 7.2 percent, while those rated triple-C and below gained 2.9 percent. Currently, the Fund has approximately 65 percent invested in single-B rated credit and 35 percent in double-B rated debt. At this time, the Sub-Adviser holds no triple-C rated bonds as default rates on below investment-grade bonds are near historic lows and if they rise, bonds rated triple-C and lower could be adversely affected.

The Fund continued to maintain a shorter duration relative to the benchmark index, with a bias toward the intermediate segment of the credit curve that matures in three to seven years and historically has exhibited less volatility. The average duration of positions held by the Fund for the fiscal year was 4.07 years versus 4.13 years for bonds contained in the benchmark index. Bonds that have a maturity of more than 10 years have generally been avoided unless purchased at a significant discount to par.

The Sub-Adviser continued to underweight the metals and mining sector as this sector has underperformed in recent quarters without showing many indications of a rebound. One of the contributors in this sector was Kaiser Aluminum Corporation (483007AE0) (holdings percentage**: 0.36 percent), a firm that produces semi-fabricated aluminum products. The security gained 3.9 percent in the Fund during the fiscal year.

Throughout the fiscal year, the energy sector generally did well for the Fund, but due to plummeting oil prices, the sector had the largest negative impact on the Fund relative to the benchmark index, as both security selection and an overweight to the sector detracted from performance for the fiscal year ended October 31, 2014. The Sub-Adviser was overweight the sector by more than 5 percent, while energy bonds in the Fund produced a 4.2 percent gain versus a 8.3 percent gain in energy bonds contained in the benchmark index. Having said that, Rockies Express Pipeline, LLC (77340RAC1) (holdings percentage*: 1.33 percent), a natural gas pipeline system, continued to do well for the Fund and gained 2.1 percent over the fiscal year.

Exposure to the capital goods sector enhanced performance on both a relative and absolute basis as selections in this sector outperformed capital goods securities within the index. A substantial overweight to the sector also added to performance. Renaissance Acquisition Corp. (75966CAA5) (holdings percentage*: 1.09 percent), a manufacturer of stationary air compressors and blowers for industrial applications, increased 1.1 percent in the fiscal year ended October 31, 2014.

Going forward, the Sub-Adviser expects the economy, business and consumer confidence to continue to improve. The Sub-Adviser expects spreads to stay compressed as the credit market stays at cyclical lows. However, it also believes that the high-yield market can sustain a 300 basis point handle on spreads for multiple years, which bodes well for their cost of capital and equities. The Fund plans to focus on a shorter duration and middle tier, single-B credit quality that the Sub-Adviser believes will provide the best risk-adjusted return opportunities, less interest rate sensitivity than double-B rated and high grade credit.

*	Holdings percentage(s) as of 10/31/2014.

**	Holdings percentage(s) as of the date prior to the sale of the security.

Growth of $10,000 Investment - (Unaudited)

Total Returns as of October 31, 2014

		Annualized	Annualized	Annualized Since
	One Year	Three Years	Five Years	Inception(7/1/05)
Class N	3.77%	6.88%	8.27%	5.88%
Class C	3.13%	6.12%	7.47%	5.09%
Class A with load of 4.50%	(1.21)%	4.98%	7.02%	4.78%*
Class A without load	3.49%	6.60%	8.01%	5.39%*
BofA ML BB-B U.S. Non-Distressed HY Index	6.30%	8.83%	9.68%	7.00%
Morningstar High-Yield Bond Category	4.50%	8.29%	9.13%	6.52%

*	Class A commenced operations on January 3, 2007.

BofA ML BB-B U.S. Non-Distressed HY Index is an unmanaged portfolio constructed to mirror the public high-yield corporate debt market and is a subset of the Merrill Lynch High Yield Master II Index. Investors cannot invest directly in an index or benchmark.

The Morningstar High-Yield Category is generally representative of mutual funds that primarily invest in U.S. high-income debt securities where at least 65% or more of bond assets are not rated or are rated by a major agency such as Standard & Poor’s or Moody’s at the level of BB (considered speculative for taxable bonds) and below.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including the cost of underlying funds, are 1.11% for Class N, 1.86% for Class C and 1.36% for Class A. Class A shares are subject to a sales load of 4.50% and a deferred sales charge of up to 0.75%. The performance data quoted here represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of fund shares or fund distributions. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com.

37

SCHEDULE OF INVESTMENTS
Dunham High-Yield Bond Fund
October 31, 2014

			Dividend
Security		Shares	Rate	Value
PREFERRED STOCK - 0.2%
DIVERSIFIED FINANCIAL SERVICES - 0.2%
Ally Financial, Inc. - 144A		328	7.0000%	$330,132
TOTAL PREFERRED STOCK - (Cost - $327,870)

	Principal	Interest	Maturity
	Amount	Rate	Date
BONDS & NOTES - 95.9%
AEROSPACE/DEFENSE - 0.6%
Triumph Group, Inc.	$815,000	4.8750%	4/1/2021	827,225

APPAREL - 1.1%
Air Canada - 144A	325,000	8.7500	4/1/2020	358,312
Air Canada - 144A	360,000	7.7500	4/15/2021	378,000
UAL	639,754	6.6360	7/2/2022	684,537
				1,420,849
APPAREL - 0.9%
Perry Ellis International, Inc.	550,000	7.8750	4/1/2019	563,750
Wolverine World Wide, Inc.	675,000	6.1250	10/15/2020	713,813
				1,277,563
AUTO MANUFACTURERS - 0.6%
Navistar International Corp.	760,000	8.2500	11/1/2021	784,130

AUTO PARTS & EQUIPMENT - 0.9%
Pittsburgh Glass Works LLC - 144A	1,215,000	8.0000	11/15/2018	1,278,788

BANKS - 1.3%
CIT Group, Inc.	295,000	5.3750	5/15/2020	316,388
Popular, Inc.	645,000	7.0000	7/1/2019	653,062
Synovus Financial Corp.	755,000	7.8750	2/15/2019	853,150
				1,822,600
BUILDING MATERIALS - 0.7%
Builders FirstSource, Inc. - 144A	640,000	7.6250	6/1/2021	667,200
Griffon Corp.	345,000	5.2500	3/1/2022	333,356
				1,000,556
CHEMICALS - 1.8%
TPC Group, Inc. - 144A	1,905,000	8.7500	12/15/2020	2,002,631
Tronox Finance LLC	385,000	6.3750	8/15/2020	397,513
				2,400,144
COMMERCIAL SERVICES - 4.3%
Avis Budget Car Rental LLC - 144A	495,000	5.1250	6/1/2022	490,298
Cardtronics, Inc. - 144A	570,000	5.1250	8/1/2022	570,000
Cenveo Corp. - 144A	725,000	6.0000	8/1/2019	701,438
Live Nation Entertainment, Inc. - 144A	555,000	7.0000	9/1/2020	559,162
Live Nation Entertainment, Inc. - 144A	750,000	5.3750	6/15/2022	800,625
Safway Group Holding LLC - 144A	800,000	7.0000	5/15/2018	830,000
United Rentals North America, Inc.	1,015,000	7.6250	4/15/20225	1,136,800
WEX, Inc. - 144A	730,000	4.7500	2/1/2023	698,975
				5,787,298
COMPUTERS - 1.4%
Dell, Inc.	310,000	5.4000	9/10/2040	271,250
NCR Corp.	475,000	6.3750	12/15/2023	503,500
SunGard Data Systems, Inc.	1,040,000	6.6250	11/1/2019	1,081,600
				1,856,350

See accompanying notes to financial statements.

38

SCHEDULE OF INVESTMENTS
Dunham High-Yield Bond Fund (Continued)
October 31, 2014

	Principal	Interest	Maturity
Security	Amount	Rate	Date	Value
COSMETICS/PERSONAL CARE - 0.6%
Revlon Consumer Products Corp.	$760,000	5.7500%	2/15/2021	$763,800

DISTRIBUTION/WHOLESALE - 0.5%
HD Supply, Inc.	610,000	11.0000	4/15/2020	703,025

DIVERSIFIED FINANCIAL SERVICES - 6.4%
Aircastle Ltd.	1,195,000	6.2500	12/1/2019	1,278,650
Ally Financial, Inc.	643,000	8.0000	3/15/2020	774,814
Ally Financial, Inc.	268,000	7.5000	9/15/2020	319,590
Ally Financial, Inc.	540,000	8.0000	11/1/2031	688,500
Cogent Communications Finance, Inc. - 144A	460,000	5.6250	4/15/2021	450,800
CoreLogic, Inc.	1,310,000	7.2500	6/1/2021	1,382,050
Denali Borrower LLC - 144A	760,000	5.6250	10/15/2020	807,975
E*TRADE Financial Corp.	800,000	6.3750	11/15/2019	857,000
Fly Leasing Ltd.	420,000	6.7500	12/15/2020	433,650
Fly Leasing Ltd.	410,000	6.3750	10/15/2021	408,975
International Lease Finance Corp.	1,030,000	8.6250	1/15/2022	1,279,775
				8,681,779
ELECTRIC - 3.3%
Calpine Corp.	350,000	5.3750	1/15/2023	353,938
Calpine Corp.	350,000	5.7500	1/15/2025	354,812
Dynegy, Inc.	705,000	5.8750	6/1/2023	694,425
GenOn Energy, Inc.	525,000	9.5000	10/15/2018	549,938
NRG Energy, Inc.	375,000	7.8750	5/15/2021	408,750
NRG Energy, Inc.	1,700,000	6.2500	7/15/2022	1,785,000
NRG Energy, Inc. - 144A	350,000	6.2500	5/1/2024	363,125
				4,509,988
ELECTRICAL COMPONENTS & EQUIPMENT - 1.3%
Anixter, Inc.	700,000	5.1250	10/1/2021	713,913
Belden, Inc. - 144A	625,000	5.5000	9/1/2022	639,063
WESCO Distribution, Inc.	435,000	5.3750	12/15/2021	439,350
				1,792,326
ELECTRONICS - 0.7%
Viasystems, Inc. - 144A	885,000	7.8750	5/1/2019	942,525

ENGINEERING & CONSTRUCTION - 0.9%
SBA Communications Corp.	1,200,000	5.6250	10/1/2019	1,254,000

ENTERTAINMENT - 3.3%
Isle of Capri Casinos, Inc.	355,000	5.875	3/15/2021	365,650
Palace Entertainment Holdings LLC - 144A	1,140,000	8.875	4/15/2017	1,170,638
Penn National Gaming, Inc.	1,120,000	5.875	11/1/2021	1,075,200
Pinnacle Entertainment, Inc.	780,000	7.500	4/15/2021	836,550
Pinnacle Entertainment, Inc.	495,000	7.750	4/1/2022	543,262
Regal Entertainment Group	550,000	5.750	6/15/203	530,750
				4,522,050
HAND/MACHINE TOOLS - 0.5%
Milacron Finance Corp. - 144A	655,000	7.7500	2/15/2021	684,475

HEALTHCARE-PRODUCTS - 1.0%
Alere, Inc.	540,000	7.2500	7/1/2018	577,800
Kinetics Concepts, Inc.	460,000	10.500	11/1/2018	508,300
Universal Hospital Services, Inc.	340,000	7.6250	8/15/2020	318,783
				1,404,883

See accompanying notes to financial statements.

39

SCHEDULE OF INVESTMENTS
Dunham High-Yield Bond Fund (Continued)
October 31, 2014

	Principal	Interest	Maturity
Security	Amount	Rate	Date	Value
HEALTHCARE-SERVICES - 3.9%
Amsurg Corp. - 144A	$570,000	5.6250%	7/15/2022	$593,440
Community Health Systems, Inc. - 144A	185,000	5.1250	8/1/2021	194,250
Community Health Systems, Inc. - 144A	1,015,000	6.8750	2/1/2022	1,097,469
Envision Healthcare Corp. - 144A	475,000	5.1250	7/1/2022	482,124
Select Medical Corp.	700,000	6.3750	6/1/2021	719,250
Tenet Healthcare Corp.	400,000	6.0000	10/1/2020	431,000
Tenet Healthcare Corp.	1,240,000	8.1250	4/1/2022	1,424,450
WellCare Health Plans, Inc.	335,000	5.7500	11/15/2020	346,658
				5,288,641
HOLDING COMPANIES-DIVERSIFIED - 0.5%
WaveDivision Escrow Corp. - 144A	640,000	8.1250	9/1/2020	699,200

HOME BUILDERS - 1.5%
Taylor Morrison Communities, Inc. - 144A	258,000	7.7500	4/15/2020	277,995
Taylor Morrison Communities, Inc. - 144A	1,065,000	5.2500	4/15/2021	1,077,918
William Lyon Homes, Inc.	655,000	8.5000	11/15/2020	718,863
				2,074,776
HOME FURNISHINGS - 0.6%
Tempur Sealy International, Inc.	780,000	6.8750	12/15/2020	836,550

HOUSEHOLD PRODUCTS - 0.7%
Spectrum Brands, Inc.	190,000	6.7500	3/15/2020	201,400
Spectrum Brands, Inc.	680,000	6.3750	11/15/2020	724,200
				925,600
INTERNET - 0.4%
CyrusOne Finance Corp.	560,000	6.3750	11/15/2022	592,200

LEISURE TIME - 0.8%
NCL Corp. Ltd.	1,110,000	5.0000	2/15/2018	1,115,550

LODGING - 3.3%
Boyd Gaming Corp.	835,000	9.0000	7/1/2020	904,930
Felcor Lodging LP	720,000	5.6250	3/1/2023	721,800
Hilton Worldwide Finance Corp. - 144A	645,000	5.6250	10/15/2021	680,878
MGM Resorts International	390,000	6.7500	10/1/2020	429,000
MGM Resorts International	950,000	7.7500	3/15/2022	1,097,250
MTR Gaming Group	650,000	11.5000	8/1/2019	716,625
				4,550,483
MACHINERY-CONSTRUCTION & MINING - 0.5%
Terex Corp.	600,000	6.0000	5/15/2021	627,000

MACHINERY-DIVERSIFIED - 1.1%
Gardner Denver, Inc. 144A	1,400,000	6.8750	8/15/2021	1,466,500

MEDIA - 10.4%
Cequel Communications Holdings I LLC - 144A	1,280,000	6.3750	9/15/2020	1,340,800
Clear Channel Worldwide Holdings, Inc.	1,140,000	7.6250	3/15/2020	1,218,375
CSC Holdings LLC	240,000	6.7500	11/15/2021	267,900
DISH DBS Corp.	610,000	7.8750	9/1/2019	709,888
Entercom Radio LLC	920,000	10.5000	12/1/2019	1,023,500
Gannett Co., Inc.	605,000	5.1250	10/15/2019	621,638
Gannett Co., Inc. - 144A	85,000	5.5000	9/15/2024	87,975
Gray Television, Inc.	1,680,000	7.5000	10/1/2020	1,766,100

See accompanying notes to financial statements.

40

SCHEDULE OF INVESTMENTS
Dunham High-Yield Bond Fund (Continued)
October 31, 2014

	Principal	Interest	Maturity
Security	Amount	Rate	Date	Value
MEDIA (Continued) - 10.4%
Harron Communications LP - 144A	$700,000	9.1250%	4/1/2020	$766,500
LIN Television Corp.	345,000	8.3750	4/15/2018	359,878
LIN Television Corp.	1,095,000	6.3750	1/15/2021	1,116,900
McClatchy Co.	410,000	9.0000	12/15/2022	462,274
Mediacom LLC	660,000	7.2500	2/15/2022	716,100
Nexstar Broadcasting, Inc.	1,140,000	6.8750	11/15/2020	1,185,600
Sinclair Television Group, Inc.	560,000	6.3750	11/1/2021	586,600
Sinclair Television Group, Inc. - 144A	265,000	5.6250	8/1/2024	263,013
Sirius XM Holdings, Inc. - 144A	545,000	5.2500	8/15/2022	576,338
Townsquare Radio LLC - 144A	310,000	9.0000	4/1/2019	336,350
Videotron Ltd.	675,000	5.0000	7/15/2022	698,625
				14,104,354
MINING - 0.4%
Alcoa, Inc.	505,000	5.1250	10/1/2024	534,154

MISCELLANEOUS MANUFACTURE - 0.7%
EnPro Industries, Inc. - 144A	445,000	5.8750	9/15/2022	457,793
Gates Global LLC - 144A	550,000	6.0000	7/15/2022	536,250
				994,043
OIL & GAS - 11.9%
Berry Petroleum Co - Class A	480,000	6.7500	11/1/2020	458,400
Bill Barrett Corp.	800,000	7.6250	10/1/2019	812,000
Bill Barrett Corp.	345,000	7.0000	10/15/2022	329,475
Bonanza Creek Energy, Inc.	1,155,000	6.7500	4/15/2021	1,163,663
Chaparral Energy, Inc.	300,000	8.2500	9/1/2021	303,000
Chaparral Energy, Inc.	1,230,000	7.6250	11/15/2022	1,205,400
Chesapeake Energy Corp.	620,000	6.1250	2/15/2021	691,300
Comstock Resources, Inc.	330,000	7.7500	4/1/2019	325,050
Comstock Resources, Inc.	540,000	9.5000	6/15/2020	572,400
Drill Rigs Holdings, Inc. - 144A	1,015,000	6.5000	10/1/2017	959,175
Energy XXI Gulf Coast, Inc.	715,000	7.5000	12/15/2021	597,025
EXCO Resources, Inc.	400,000	7.5000	9/15/2018	355,000
Gastar Exploration, Inc.	495,000	8.6250	5/15/2018	478,294
Gulfport Energy Corp. - 144A	160,000	7.7500	11/1/2020	164,000
Gulfport Energy Corp.	1,495,000	7.7500	11/1/2020	1,532,375
Memorial Resource Development Corp. - 144A	675,000	5.8750	7/1/2022	659,813
Offshore Group Investment Ltd.	690,000	7.5000	11/1/2019	591,675
Pacific Drilling SA - 144A	825,000	5.3750	6/1/2020	741,984
Parker Drilling Co.	700,000	6.7500	7/15/2022	642,250
Rex Energy Corp. 144A	415,000	6.2500	8/1/2022	391,656
Rice Energy Corp. - 144A	760,000	6.2500	5/1/2022	738,625
Sanchez Energy Corp.	580,000	7.7500	6/15/2021	594,500
Swift Energy Co.	355,000	7.8750	3/1/2022	322,162
W&T Offshore, Inc.	220,000	8.5000	6/15/2019	215,600
Western Refining, Inc.	1,340,000	6.2500	4/1/2021	1,353,400
				16,198,222
OIL & GAS SERVICES - 0.9%
Basic Energy Services, Inc.	575,000	7.7500	10/15/2022	563,500
Key Energy Services, Inc.	730,000	6.7500	3/1/2021	653,350
				1,216,850
PACKAGING & CONTAINERS - 0.8%
Reynolds Group Issuer, Inc. .	1,050,000	5.7500	10/15/2020	1,097,250

See accompanying notes to financial statements.

41

SCHEDULE OF INVESTMENTS
Dunham High-Yield Bond Fund (Continued)
October 31, 2014

	Principal	Interest	Maturity
Security	Amount	Rate	Date	Value
PHARMACEUTICALS - 1.3%
Valeant Pharmaceuticals International - 144A	$860,000	6.3750%	10/15/2020	$885,800
Valeant Pharmaceuticals International - 144A	910,000	6.7500	8/15/2021	942,988
				1,828,788
PIPELINES - 6.6%
MarkWest Energy Partners LP	360,000	4.5000	7/15/2023	370,800
NGPL PipeCo LLC - 144A	665,000	7.1190	12/15/2017	669,988
NGPL PipeCo LLC - 144A	590,000	7.7680	12/15/2037	613,600
Rockies Express Pipeline LLC - 144A	270,000	6.0000	1/15/2019	287,550
Rockies Express Pipeline LLC - 144A	825,000	5.6250	4/15/2020	866,250
Rockies Express Pipeline LLC - 144A	1,600,000	6.8750	4/15/2040	1,788,000
Sabine Pass LNG LP	325,000	6.5000	11/1/2020	345,313
Sabine Pass Liquefaction LLC	1,395,000	5.6250	2/1/2021	1,468,238
Sabine Pass Liquefaction LLC - 144A	860,000	6.2500	3/15/2022	927,725
Sabine Pass Liquefaction LLC	365,000	5.6250	4/15/2023	379,600
Sabine Pass Liquefaction LLC - 144A	515,000	5.7500	5/15/2024	534,955
Tesoro Logistics LP - 144A	650,000	5.5000	10/15/2019	669,500
				8,921,519
REITS - 2.1%
iStar Financial, Inc.	1,130,000	7.1250	2/15/2018	1,214,750
iStar Financial, Inc.	350,000	5.0000	7/1/2019	350,000
RHP Hotel Properties LP	1,230,000	5.0000	4/15/2021	1,230,000
				2,794,750
RETAIL - 0.7%
Men’s Wearhouse, Inc. - 144A	855,000	7.0000	7/1/2022	890,269

SOFTWARE - 0.9%
First Data Corp.	515,000	11.2500	1/15/2021	594,825
Nuance Communications, Inc. - 144A	685,000	5.3750	8/15/2020	691,850
				1,286,675
TELECOMMUNICATIONS - 12.7%
Cincinnati Bell, Inc.	1,415,000	8.3750	10/15/2020	1,524,663
CommScope, Inc. - 144A	350,000	5.0000	6/15/2021	350,875
CommScope, Inc. - 144A	350,000	5.5000	6/15/2024	355,688
EarthLink, Inc.	720,000	8.8750	5/15/2019	703,800
EarthLink, Inc.	960,000	7.3750	6/1/2020	984,000
Fairpoint Communications, Inc. - 144A	1,350,000	8.7500	8/15/2019	1,431,000
Frontier Communications Corp.	490,000	8.1250	10/1/2018	558,845
Frontier Communications Corp.	730,000	8.5000	4/15/2020	844,975
Frontier Communications Corp.	855,000	9.2500	7/1/2021	1,022,794
Frontier Communications Corp.	115,000	6.2500	9/15/2021	119,097
Frontier Communications Corp.	140,000	6.8750	1/15/2025	142,100
Intelsat Jackson Holdings SA	1,375,000	7.7500	6/1/2021	1,442,031
Intelsat Jackson Holdings SA	315,000	8.1250	6/1/2023	336,263
Level 3 Financing, Inc.	830,000	7.0000	6/1/2020	890,175
Level 3 Financing, Inc.	315,000	8.6250	7/15/2020	348,075
Level 3 Financing, Inc. - 144A	925,000	6.1250	1/15/2021	973,563
Level 3 Escrow II, Inc. - 144A	520,000	5.3750	8/15/2022	530,400
Sprint Capital Corp.	335,000	6.8750	11/15/2028	327,462
Sprint Communications, Inc.	975,000	7.0000	8/15/2020	1,038,375
Sprint Communications, Inc.	1,175,000	11.5000	11/15/2021	1,515,750
Sprint Corp. - 144A	635,000	7.8750	9/15/2023	688,975
ViaSat, Inc.	675,000	6.8750	6/15/2020	717,188
Windstream Corp.	350,000	7.7500	10/15/2020	374,500
				17,220,594

See accompanying notes to financial statements.

42

SCHEDULE OF INVESTMENTS
Dunham High-Yield Bond Fund (Continued)
October 31, 2014

	Principal	Interest		Maturity
Security	Amount	Rate		Date	Value
TRANSPORTATION - 1.1%
Hornbeck Offshore Services, Inc.	$315,000	5.8750%		4/1/2020	$297,675
Hornbeck Offshore Services, Inc.	400,000	5.0000		3/1/2021	358,000
Navios Maritime Acquisition Corp. - 144A	325,000	8.1250		11/15/2021	332,312
Watco Cos LLC - 144A	510,000	6.3750		4/1/2023	520,200
					1,508,187

TOTAL BONDS & NOTES (Cost - $129,370,478)					130,486,509

		Interest
Security	Shares	Rate
SHORT-TERM INVESTMENT - 2.5%
MONEY MARKET FUND - 2.5%
First American Government Obligations Fund	3,401,865	0.01	% +		3,401,865
TOTAL SHORT-TERM INVESTMENT (Cost - $ 3,401,865)

TOTAL INVESTMENTS - 98.6% (Cost - $ 133,100,213)					$134,218,506
OTHER ASSETS LESS LIABILITIES - 1.4%					1,868,073
NET ASSETS - 100.0%					$136,086,579

+	Variable rate security. Interest rate is as of October 31, 2014.

144A- Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers.

REITS - Real Estate Investment Trusts

Portfolio Composition * - (Unaudited)
B3	36.7%	Caa2	2.1%
B1	19.5%	Ba2	5.7%
B2	12.0%	Short-Term Investment	2.5%
Ba3	11.1%	Ba1	1.4%
Caa1	8.1%	Baa3	0.9%
		Total	100.0%

*	Based on total value of investments as of October 31, 2014.

Percentage may differ from Schedule of Investments which is based on Fund net assets.

See accompanying notes to financial statements.

43

Dunham International Opportunity Bond Fund

Message from the Sub-Adviser (Rogge Global Partners PLC)

Over the most recent fiscal year, the backdrop for financial markets was highlighted by extreme weather, escalating geopolitical conflicts, and the uncertainty regarding the duration of the Federal Reserve (Fed) Quantitative Easing program. The first quarter of the fiscal period was overshadowed by extreme weather and a government shutdown. As the markets bounced back from a rough beginning to 2014, Federal Reserve Chairman Ben Bernanke passed the baton to Janet Yellen as the new Federal Chairperson. Through the end of the fiscal year, geopolitical concerns in the Ukraine and middle-east, and an Ebola outbreak dominated headlines. Despite these headwinds, domestic markets continued to hit new all-time highs to close out the fiscal year.

International Bonds, as measured by the Barclay’s Global Aggregate Ex-U.S. Bond Index, had a disappointing fiscal year ended October 31, 2014, falling 1.8 percent. The index was helped by the relatively stronger performance of emerging Markets bonds, as measured by the Barclay’s Emerging Markets Ex-U.S. Aggregate Bond Index, which increased 6.0 percent for the fiscal year. When compared with the United States bond market, as measured by the Barclay’s U.S. Aggregate Bond Index, Global Bonds were significantly outpaced during the fiscal year as U.S. Bonds rose 4.1 percent. However, compared to the broad equities market, as measured by the S&P 500 Index, both domestic and international bonds trailed their equity counterparts as the S&P 500 rose by 17.3 percent during the fiscal year.

The Sub-Adviser implements a four-step investment process using four key macroeconomic factors in four major asset classes to achieve returns in five unique areas. The four macroeconomic factors are: global economic outlook, inflation, interest rates and event risk. The four major asset classes are: developed sovereign (government debt), investment grade credit (corporate debt), high yield and emerging markets. The four-step investment process has the following stages: assess relative value, manage risk, micro-level analysis and implementation. Finally, the five return components are: country, currency, yield curve, duration and spread/sector. They seek to identify healthy countries by measuring the sustainability of public borrowing and the private sector as well as the effectiveness and credibility of that nation’s authorities.

Over the most recent fiscal year, the largest currency exposure within the Fund was its exposure to the U.S. Dollar. As the U.S. Dollar outperformed all major currencies, this significant exposure contributed to the performance of the Fund. However, the Sub-Advisers overweighting to the Canadian Dollar detracted from performance as the Canadian Dollar declined relatively. Albeit the Sub-Adviser increased the allocation to the British Pound towards the tail end of the fiscal year, it is still relatively underweight. Along with the British Pound, the Sub-Advisers underweighting to the Japanese Yen, Euro, and New Zealand Dollar contributed to performance over the fiscal period. As the US Dollar strengthened, EM currencies weakened, detracting from portfolio performance. The Sub-Advisers currency selection was the largest contributor to performance over the most recent fiscal year.

The largest detractor from the Funds performance over the fiscal year was the Sub-Adviser’s Country Selection. Throughout the fiscal year, the Sub-Adviser increased the weighting to Japan however it’s relative underweighting detracted from the overall performance of the Fund. The Sub-Advisers allocation to the United Kingdom followed the same path detracting from performance. The overweighting to core Europe added value to the Fund as Core Europe performed strongly. Although emerging markets bonds underperformed, the Sub-Advisers positioning contributed overall.

Looking forward to the next fiscal year, the Sub-Adviser sees favorable global growth through the end of 2014 and is cautiously optimistic for 2015. Long term growth potential in developed markets has shifted lower as debt has reached unprecedented levels. A lot of the volatility appears to be in long-term bonds with rising rates being on the minds of most fixed income investors. Additional volatility is present as a result of geopolitical concerns however the Sub-adviser currently sees G4 bond markets as being less sensitive to this volatility. In emerging markets, the countries matter more to the Sub-Adviser as each emerging market economy presents idiosyncratic risks due to their unique economic identities. As global economic growth continues to improve, there will be more opportunities for the Sub-Adviser to take advantage of that growth.

Growth of $10,000 Investment – (Unaudited)

Total Returns as of October 31, 2014

Annualized Since
Inception (11/1/13)
Class N	(2.99)%
Class C	(3.72)%
Class A with load of 4.50%	(7.56)%
Class A without load	(3.22)%
Barclays Global ex-US Aggregate Bond Index Unhedged	(1.78)%
Morningstar World Bond Category	2.55%

The Barclays Global ex US Aggregate Bond Index Unhedged is designed to be a broad based measure of the global investment-grade, fixed rate, fixed income corporate markets outside the United States. Investors cannot invest directly in an index or benchmark.

The Morningstar World Bond Category A fund that invests at least 40% of bonds in foreign markets. Investors cannot invest directly in an index or benchmark.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including underlying funds, are 1.52% for Class N, 2.27% for Class C and 1.77% for Class A. Class A shares are subject to a sales load of 4.50% and a deferred sales charge of up to 0.75%. The performance data quoted here represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of fund shares or fund distributions. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com.

44

SCHEDULE OF INVESTMENTS
Dunham International Opportunity Bond Fund
October 31, 2014

Security	Principal Amount	Interest		Maturity Date	Value
CORPORATE BONDS & NOTES - 41.0%
AGRICULTURE - 0.4%
Imperial Tobacco Finance PLC	100,000 GBP	5.5000%		11/22/2016	$171,724

AUTO MANUFACTURERS - 2.9%
BMW Finance NV	350,000 EUR	3.2500		1/28/2016	453,932
Daimler AG	350,000 EUR	4.1250		1/19/2017	474,020
Volkswagen International Finance NV	350,000 EUR	1.8750		5/15/2017	454,739
					1,382,691
AUTO PARTS & EQUIPMENT - 0.3%
Schaeffler Fiance BV	100,000 EUR	7.7500		2/15/2017	141,310

BANKS - 24.0%
Abbey National Treasury Services PLC	200,000 GBP	2.0000		1/14/2019	262,960
ABN AMRO Bank NV	50,000 EUR	4.3100	+	Perpetual	63,614
ABN AMRO Bank NV	200,000 EUR	6.3750		4/27/2021	308,874
Barclays Bank PLC	100,000 GBP	6.0000		1/14/2021	151,218
Barclays Bank PLC	100,000 GBP	5.7500		8/17/2021	187,778
BNP Paribas SA	250,000 EUR	2.8750		9/26/2023	349,854
BPCE SA	50,000 EUR	4.6250	+	Perpetual	63,145
BPCE SA	350,000 EUR	3.7500		7/21/2017	477,284
Commonwealth Bank of Australia	300,000 AUD	5.5000		8/6/2019	446,663
Commonwealth Bank of Australia	250,000 AUD	4.2500		11/10/2016	337,332
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA	300,000 EUR	4.3750		5/5/2016	398,264
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA	300,000 EUR	5.8750		5/20/2019	451,546
Credit Agricole SA	200,000 EUR	3.8750		2/13/2019	285,053
Credit Suisse AG	300,000 CHF	5.1250		9/18/2017	425,437
Danske Bank AG	150,000 DKK	3.8750		2/28/2017	202,733
DNB Bank ASA	200,000 NOK	3.0000	+	9/26/2023	263,412
HSBC Bank PLC	300,000 GBP	3.7500		11/30/2016	403,006
HSBC Holdings PLC	200,000 GBP	6.0000		6/10/2019	302,476
ING BANK NV	100,000 EUR	6.8750	+	5/29/2023	178,211
ING BANK NV	100,000 EUR	6.1250	+	5/29/2023	143,390
Intesa Sanpaolo SpA	200,000 EUR	4.3750		10/15/2019	290,070
KBC Internationale Financieringsmaatschappij NV	350,000 EUR	2.1250		9/10/2018	462,844
Lloyds Bank PLC	350,000 GBP	4.8750		3/30/2027	664,087
Lloyds Bank PLC	200,000 GBP	6.5000		3/24/2020	307,010
National Australia Bank Ltd.	100,000 AUD	5.1250		12/9/2021	184,422
National Australia Bank Ltd.	250,000 AUD	4.6250		2/10/2020	362,662
Royal Bank of Scotland PLC	150,000 GBP	5.1250		1/13/2024	286,031
Santander International Debt SAU	100,000 EUR	4.0000		1/24/2020	145,315
Societe Generale SA	350,000 EUR	2.7500		10/12/2017	360,480
Societe Generale SA	200,000 EUR	2.2500		1/23/2020	269,086
Sumitomo Mitsui Banking Corp.	350,000 JPY	1.5000		1/18/2018	345,843
Svenska Handelsbanken AB	300,000 SEK	3.7500		2/24/2017	405,104
Swedbank AB	300,000 SEK	3.3750		2/9/2017	400,460
Toronto-Dominion Bank	350,000 CAD	1.4000		4/30/2018	345,949
UBS AG/London	250,000 CHF	6.6250		4/11/2018	462,410
UniCredit SpA	100,000 EUR	3.3750		1/11/2018	135,360
Westpac Banking Corp.	250,000 AUD	2.1250		7/9/2019	337,936
					11,467,319
CHEMICALS - 1.1%
Linde Fiance BV	300,000 EUR	4.7500		4/24/2017	415,840
SPCM SA	100,000 EUR	5.5000		6/15/2020	133,793
					549,633

See accompanying notes to financial statements.

45

SCHEDULE OF INVESTMENTS
Dunham International Opportunity Bond Fund (Continued)
October 31, 2014

Security	Principal Amount	Interest	Maturity Date	Value
COMMERCIAL SERVICES - 0.4%
AA Bond Co. Ltd.	100,000 GBP	9.5000%	7/31/2019	$176,650

DIVERSIFIED FINANCIAL SERVICES - 0.3%
Arrow Global Finance PLC	100,000 GBP	7.8750	3/1/2020	163,314

ELECTRIC - 2.6%
Electricite de France	300,000 EUR	2.7500	3/10/2023	419,197
GDF Suez	300,000 EUR	3.5000	10/18/2022	442,357
Iberdrola Finanzas	250,000 EUR	4.1250	3/23/2020	362,922
				1,224,476
ELECTRONICS - 0.3%
Trionista Holdco GmbH	100,000 EUR	5.0000	4/30/2020	129,704

ENGINEERING & CONSTRUCTION - 0.6%
Abengoa	50,000 EUR	8.5000	3/31/2016	66,721
Deutsche Raststaetten Gruppe IV GmbH	100,000 EUR	6.7500	12/30/2020	132,855
Heathrow Fiance PLC	50,000 GBP	7.1250	3/1/2017	85,547
				285,123
FOOD SERVICE - 0.3%
Brakes Capital - 144A	100,000 GBP	7.1250	12/15/2018	156,925

GAS - 0.8%
National Grid PLC	250,000 GBP	4.3750	3/10/2020	370,021

INSURANCE - 2.0%
Allianz Finance II BV	250,000 EUR	4.7500	7/22/2019	374,446
Allianz Finance II BV	150,000 EUR	4.0000	11/23/2016	201,723
Hastings Insurance Group Finance PLC - 144A	100,000 GBP	8.0000	10/21/2020	166,129
Willow No 2 Ireland PLC for Zurich Insurance Co. Ltd.	150,000 EUR	3.3750	6/27/2022	216,145
				958,443
MACHINERY DIVERSIFIED - 0.3%
Kion Finance SA	100,000 EUR	6.7500	2/15/2020	134,668

OIL & GAS - 0.5%
ONGC Videsh Ltd.	200,000 INR	2.7500	7/15/2021	252,901

PHARMACEUTICALS - 0.9%
GlaxoSmithKline Capital PLC	350,000 GBP	3.8750	7/6/2015	448,598

REITS - 0.6%
Societe Fonciere Lyonnaise SA	200,000 EUR	4.6250	5/25/2016	266,239

SAVINGS & LOANS - 1.3%
Coventry Building Society	150,000 GBP	2.2500	12/4/2017	196,525
Nationwide Building Society	150,000 GBP	5.6250	9/9/2019	275,850
Silverstone Master Issuer PLC	100,000 GBP	5.0630	10/21/2016	171,159
				643,534

See accompanying notes to financial statements.

46

SCHEDULE OF INVESTMENTS
Dunham International Opportunity Bond Fund (Continued)
October 31, 2014

Security	Principal Amount	Interest Rate	Maturity Date	Value
TELECOMMUNICATIONS - 1.4%
America Movil SAB de CV	200,000 MXN	3.0000%	7/12/2021	$278,269
Deutsche Telekom International Finance BV	100,000 EUR	4.7500	5/31/2016	133,939
Play Finance 2 SA	100,000 EUR	5.2500	2/1/2019	129,316
Telecom Italia SpA	50,000 EUR	6.3750	6/24/2019	86,570
UPCB Finance Ltd.	50,000 GBP	7.6250	1/15/2020	65,630
				693,724

TOTAL CORPORATE BONDS & NOTES (Cost - $20,490,166)				19,616,997

FOREIGN GOVERNMENT BONDS - 55.0%
Austria Government Bond - 144A	250,000 EUR	3.4000	11/22/2022	377,605
Belgium Government Bond - 144A	100,000 EUR	5.0000	3/28/2035	188,134
Belgium Government Bond	200,000 EUR	4.2500	9/28/2022	316,734
Bundesrepublik Deutschland	300,000 EUR	4.7500	7/4/2034	579,852
Bundesrepublik Deutschland	200,000 EUR	4.7500	7/4/2040	409,011
Canadian Government Bond	250,000 CAD	5.7500	6/1/2033	328,785
Canadian Government Bond	250,000 CAD	4.0000	6/1/2041	280,532
Denmark Government Bond	1,750,000 DKK	3.0000	11/15/2021	344,962
Dominican Republic International Bond - 144A	100,000 USD	5.8750	4/18/2024	106,000
France Government Bond OAT	170,000 EUR	4.7500	4/25/2035	311,217
France Government Bond OAT	800,000 EUR	2.2500	5/25/2024	1,105,548
France Government Bond OAT	200,000 EUR	4.5000	4/25/2041	367,102
Indonesia Government International Bond - 144A	150,000 EUR	2.8750	7/8/2021	190,842
Italy Buoni Poliennali Del Tesoro	450,000 EUR	3.7500	9/1/2024	630,874
Italy Buoni Poliennali Del Tesoro	300,000 EUR	4.5000	2/1/2020	436,682
Italy Buoni Poliennali Del Tesoro	750,000 EUR	4.7500	9/15/2016	1,008,618
Italy Buoni Poliennali Del Tesoro	300,000 EUR	5.0000	9/1/2040	460,196
Italy Buoni Poliennali Del Tesoro	350,000 EUR	4.5000	3/1/2024	519,487
Italy Buoni Poliennali Del Tesoro	150,000 EUR	5.5000	11/1/2022	235,005
Japan Government Ten Year Bond	171,800,000 JPY	1.9000	6/20/2017	1,604,018
Japan Government Ten Year Bond	200,050,000 JPY	1.4000	9/20/2019	1,891,098
Japan Government Thirty Year Bond	119,400,000 JPY	2.5000	6/20/2036	1,281,688
Japan Government Thirty Year Bond	90,400,000 JPY	2.0000	9/20/2041	886,233
Japan Government Twenty Year Bond	184,350,000 JPY	2.1000	12/20/2027	1,921,515
Japan Government Twenty Year Bond	53,050,000 JPY	1.9000	9/20/2023	534,927
Mexican Bonos	9,900,000 MXN	7.5000	6/3/2027	813,152
Mexican Bonos	15,250,000 MXN	6.5000	6/9/2022	1,185,217
New Zealand Government Bond	1,350,000 NZD	5.5000	4/15/2023	1,163,364
Norway Government Bond	4,650,000 NOK	2.0000	5/24/2023	689,945
Poland Government Bond	300,000 PLN	5.7500	9/23/2022	110,673
Russian Foreign Bond - Eurobond	100,000 EUR	3.6250	9/16/2020	129,250
Spain Government Bond	150,000 EUR	4.2000	1/31/2037	216,819
Spain Government Bond - 144A	300,000 EUR	3.8000	4/30/2024	433,279
Spain Government Bond	700,000 EUR	4.2500	10/31/2016	939,736
Spain Government Bond - 144A	250,000 EUR	4.4000	10/31/2023	377,191
Spain Government Bond - 144A	100,000 EUR	5.4000	1/31/2023	159,989
Sweden Government Bond	2,700,000 SEK	4.2500	3/12/2019	427,266
Switzerland Government Bond	400,000 CHF	4.0000	2/11/2023	538,360
United Kingdom Gilt	200,000 GBP	4.2500	6/7/2032	387,349
United Kingdom Gilt	370,000 GBP	4.5000	12/7/2042	767,103
United Kingdom Gilt	150,000 GBP	4.2500	12/7/2055	314,702
United Kingdom Gilt Inflation Linked	150,000 GBP	1.2500	11/22/2027	385,643
United Kingdom Gilt Inflation Linked	400,000 GBP	1.8750	11/22/2022	955,447
TOTAL FOREIGN GOVERNMENT BONDS (Cost - $26,874,307)				26,311,150

See accompanying notes to financial statements.

47

SCHEDULE OF INVESTMENTS
Dunham International Opportunity Bond Fund (Continued)
October 31, 2014

Security	Principal Amount	Interest Rate		Maturity Date	Value
COLLATERALIZED MORTGAGE BACK SECURITIES - EURO - 0.5%
German Residential Funding PLC 2013-1A	97,724	1.3330	% +	8/27/2024	$123,865
Tauras CMBS PLC 2013-GMF1 A	97,932	1.1310	+	5/21/2024	124,322
TOTAL COLLATERALIZED MORTGAGE BACK SECURITIES - EURO (Cost - $265,140)					248,187

SHORT-TERM INVESTMENTS - 0.9%	Shares
MONEY MARKET FUND - 0.9%
Fidelity Institutional Money Market Funds - Government Portfolio
(Cost - $419,435)	419,435	0.0001	+		419,435

TOTAL INVESTMENTS - 97.4% (Cost - $48,049,048)					$46,595,769
OTHER ASSETS LESS LIABILITIES - 2.6%					1,235,438
NET ASSETS - 100.0%					$47,831,207

MBS - Mortgage Back Security	CHF - Swiss Franc	INR - Indian Rupee	NZD - New Zealand Dollar
REIT - Real Estate Investment Trust	DKK - Danish Krone	JPY - Japanese Yen	PLN - Polish Zloty
AUD - Australian Dollar	EUR - EURO	MXN - Mexican Peso	SEK - Swedish Krona
CAD - Canadian Dollar	GBP - United Kingdom Pound	NOK - Norwegian Krone

+	Variable rate security. Interest rate is as of October 31, 2014.

144A - Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers.

Futures Contracts	Contracts	Unrealized Appreciation (Depreciation)
OPEN LONG FUTURES CONTRACTS *
Canadian 10 Year Bond maturing December, 2014
(Underlying Face Amount at Value 968,840 CAD)	8	$6,469
10 YR AUD Government Bond maturing December, 2014
(Underlying Face Amount at Value 646,481 AUD)	6	15,205
NET UNREALIZED GAIN FROM OPEN LONG FUTURES CONTRACTS		21,674

OPEN SHORT FUTURES CONTRACTS *
Long Gilt Future maturing December, 2014
(Underlying Face Amount at Value (2,757,570) GBP)	(15)	(53,634)
Euro Schatz maturing December, 2014
(Underlying Face Amount at Value (2,636,383) EUR)	(19)	(1,306)
Euro BOBL Future maturing December, 2014
(Underlying Face Amount at Value (320,228) EUR)	(2)	(25)
NET UNREALIZED LOSS FROM OPEN SHORT FUTURES CONTRACTS		(54,965)

NET UNREALIZED LOSS FROM OPEN FUTURES CONTRACTS		$(33,291)

*	Face amounts are the underlying reference notional amounts to stock exchange indices upon which the fair value of the futures contracts traded by the Fund are based. While face amounts do not represent the current fair value and are not necessarily indicative of the future cash flows of the Fund’s futures contracts, the underlying price changes in relation to the variables specified by the face amounts affect the fair value of these derivative financial instruments.

Portfolio Composition * - (Unaudited)
Other Countries	20.04%	Italy	5.38%
Japan	17.57%	Mexico	4.90%
Britain	15.62%	Canada	3.79%
France	10.70%	Australia	3.59%
Netherlands	9.00%	Switzerland	3.07%
Spain	6.34%	Total	100.00%

*	Based on total value of investments as of October 31, 2014.

Percentage may differ from Schedule of Investments which are based on Fund net assets.

See accompanying notes to financial statements.

48

Dunham Dynamic Macro Fund

Message from the Sub-Adviser (Mellon Capital Management Corporation)

Over the most recent fiscal year, the backdrop for the financial markets was highlighted by extreme weather, escalating geopolitical conflicts, and the uncertainty regarding the duration of the Federal Reserve (Fed) Quantitative Easing program. While this was occurring the strategy and Sub-Adviser changed on October 1, 2014. The Fund changed from a Long/Short equity to a Global Macro strategy that is now run by Mellon Capital.

During the first eleven months of the fiscal quarter year October 31, 2014, the Sub-Adviser continued to seek stocks that generate income within the Fund, focusing on companies that pay what it believes to be attractive dividends. In addition to income generation, the Sub-Adviser was also opportunistic with regards to companies it believes are at attractive valuation levels or have the potential for significant capital appreciation. In addition, it employed an inverse ETF strategy as a hedging mechanism to provide downside protection in falling markets. Long/short investment strategies, as measured by the IQ Long/Short Equity Beta Index, increased 4.5 percent over the eleven-month period ended September 30, 2014. This was significantly lower than most U.S. long equity indexes, such as the S&P 500 Index, which rose 14.4 percent during the same time period.

Long/short strategies will rarely, if ever, completely remove hedging positions and as markets rallied during the fiscal year, the Funds’ equity hedges detracted from performance. Short positions represented by inverse ETFs had a negative impact on performance, as stocks rallied during the eleven month period ended September 30, 2014. Specifically the Proshares Pro Short S&P 500 (SPXU) (Holding Percentage**: 8.1 percent), an inverse of the S&P 500 Index, detracted from performance. During the fiscal year until October 1, 2014 when the holding was eliminated from the portfolio, the Proshares Pro Short S&P 500 decreased 36.9 percent. The significant cash allocation within the Fund is implemented as a strategic hedge against downturns in the market. Just as the short positions detracted from performance, this hedging position also detracted from the Fund’s overall performance over the first eleven months of the fiscal period.

The long stock portion of the Fund generally contributed positively and is divided into two tranches, an income tranche and a growth and income tranche. The income tranche generally includes business development companies, mortgage REITs, master limited partnerships and electric utilities. Approximately 40 percent of the holdings are devoted to this sleeve with about 60 percent in business development companies and the other 40 percent invested in a mixture of REITs, energy and global telecom and utility firms. The growth and income tranche comprises approximately 60 percent of the long stock positions and includes a variety of other sectors, such as technology, consumer staples, industrials and healthcare stocks. In this tranche, the Fund will mainly buy large blue chip companies that pay a relatively large dividend yet have prospects for substantial growth.

The long stock holdings CYS Investments (CYS) (Holding Percentage**: 1.3 percent) and Two Harbors Investment Corp (TWO) (Holding Percentage**: 4.5 percent) contributed positively to the overall performance of the Fund during the first eleven months of the fiscal year. The Fund’s position in CYS Investments, a specialty finance company created with the objective of achieving consistent risk-adjusted investment income, increased 12.9 percent over the first eleven months of the fiscal year while Two Harbors Investment Corp, a company focused on investing in financing and managing residential mortgage-backed securities, residential mortgage loans, residential real properties, and other financial assets, increased 15.0 percent over the same time-period.

As previously mentioned, the Fund undertook a strategy change on October 1, 2014. As of that date, the Fund was run by Mellon Capital Management. Mellon Capital Management implements a volatility targeted global macro strategy attempting to participate in bull markets while mitigating downside risk. During the final month of the fiscal period ended October 31, 2014, global macro strategies, as measured by the IQ Hedge Global Macro Beta Index, increased 0.7 percent. This underperformed the S&P 500, which increased 2.4 percent over the same time period.

Mellon Capital Management invested approximately half of the Fund assets on October 1 and gradually became fully invested by October 6. This gradual movement towards being fully invested benefited the Fund, as markets declined the first half of October. With the market declining, the Sub-Adviser initiated a put option on October 10 to limit U.S. equity downside. By the end of the month, the Sub-Adviser’s exposure to domestic equities, through the SPDR S&P 500 ETF Trust (SPY) (Holding Percentage*: 36.9 percent), increased 3.8 percent.

Overall, the Fund benefited across the board from the holdings within the portfolio with the exception of the slight drawdown in the commodity investments. The Powershares DB Commodity Index (DBC) (Holding Percentage*: 2.9 percent) declined 3.6 percent over the last month of the fiscal period.

The Sub-Adviser is optimistic for the coming quarter and fiscal year. The Sub-Adviser believes that its volatility targeted strategy will provide the investor with more consistent returns than traditional asset classes. It believes that through the flexibility of the strategy and the use of alternative investments the Fund may provide equity-like returns with less risk, lower beta, and less correlation than traditional equity investments.

*	Holdings percentage(s) as of 10/31/2014.

**	Holdings percentage(s) as of the date prior to the sale of the security.

Growth of $10,000 Investment - (Unaudited)

Total Returns as of October 31, 2014

	One	Annualized	Annualized Since Inception
	Year	Three Years	(4/30/2010)
Class N	1.80%	1.92%	1.72%
Class C	0.78%	0.92%	0.72%
Class A with load of 5.75%	(4.30)%	(0.29)%	0.13%
Class A without load	1.52%	1.69%	1.45%
IQ Hedge Global Macro Beta Index	1.87%	0.86%	2.48%
IQ Hedge Long/Short Beta Index	6.35%	7.58%	6.40%
Morningstar Long/Short Equity Category	4.85%	6.24%	4.41%

The IQ Hedge Macro Index seeks to replicate the risk-adjusted return characteristics of a combination of hedge funds pursuing a macro strategy and hedge funds pursuing an emerging markets strategy.

The IQ Hedge Long/Short Beta Index attempts to replicate the risk-adjusted return characteristics of the collective hedge funds using a long/short equity investment style.

Investors cannot invest directly in an index or benchmark.

The Morningstar Long/Short Equity Category is generally representative of mutual funds that primarily invest in both long and short positions in equities and related derivatives.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including underlying funds, are 3.69% for Class N, 4.69% for Class C and 3.94% for Class A. Class A shares are subject to a sales load of 5.75% and a deferred sales charge of up to 0.75%. The performance data quoted here represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of fund shares or fund distributions. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com.

49

SCHEDULE OF INVESTMENTS
Dunham Dynamic Macro Fund
October 31, 2014

Security	Shares	Value
EXCHANGE TRADED FUNDS - 41.3%
COMMODITY FUND - 2.3%
PowerShares DB Commodity Index Tracking Fund *	15,898	$354,843

DEBT FUND - 4.8%
SPDR Barclays High Yield Bond ETF	18,071	729,346

EQUITY FUNDS - 34.2%
iShares MSCI Emerging Markets ETF	17,696	745,886
SPDR S&P 500 ETF Trust	22,054	4,447,410
		5,193,296

TOTAL EXCHANGE TRADED FUNDS (Cost - $6,099,390)		6,277,485

OPTIONS - 3.2%
CALL OPTION ON FUTURES PURCHASED - 3.1%	Contacts
US 10 Year Future, Expiration December 22, 2014
Exercise Price $115 * (Cost - $419,055)	41	466,375

PUT OPTION ON FUTURES PURCHASED - 0.1%
S & P 500 Index, Expiration December 19, 2014
Exercise Price $1835 * (Cost - $113,361)	60	19,500

TOTAL OPTIONS (Cost - $532,416)		485,875

	Principal	Discount
	Amount ($)	Rate	Maturity
SHORT-TERM INVESTMENTS - 54.5%
U.S. GOVERNMENT SECURITIES - 33.9%
US Treasury Bill	4,700,000	0.0500%	1/22/2015	4,699,901
US Treasury Bill	400,000	0.0099%	3/15/2015	399,982
US Treasury Bill	10,000	0.0223%	3/15/2015	9,999
US Treasury Bill	5,000	0.0224%	3/15/2015	5,000
US Treasury Bill	35,000	0.0225%	3/15/2015	34,997
TOTAL U.S. GOVERNMENT SECURITIES				5,149,879

MONEY MARKET FUND - 20.6%
STIT- Liquid Assets - Institutional Class - 0.07% +	3,126,273			3,126,273

TOTAL SHORT-TERM INVESTMENTS (Cost - $8,276,152)				8,276,152
TOTAL INVESTMENTS - 99.0% (Cost - $14,907,958)				$15,039,512
OTHER ASSETS LESS LIABILITIES - 1.0%				159,530
NET ASSETS - 100.0%				$15,199,042

ETF - Exchange Traded Fund

*	Non income producing security.

+	Variable rate security. Interest rate is as of October 31, 2014.

**	The amounts shown are the underlying reference notional amounts to stock exchange indices, debt securities and equities upon which the fair value of the futures contracts held by the Fund are based. Notional values do not represent the current fair value of, and are not necessarily indicative of the future cash flows of the Fund’s futures contracts. Further, the underlying price changes in relation to the variables specified by the notional values affects the fair value of these derivative financial instruments. The notional values as set forth within this schedule do not purport to represent economic value at risk to the Fund.
		Unrealized
		Appreciation
Security	Contracts	(Depreciation)

FUTURES CONTRACTS PURCHASED ** - 1.0%
10 YR AUD Government Bond, December 2014
(Underlying Face Amount at Value $22,331,585)	3	$2,869
AEX Index (Amsterdam), November 2014
(Underlying Face Amount at Value $641,114)	5	27,246
CAC 40 10 Euro Future, November 2014
(Underlying Face Amount at Value $859,870)	13	30,767
Canadian 10 Year Bond, December 2014
(Underlying Face Amount at Value $214,061)	2	(1,962)
DAX Index, December 2014
(Underlying Face Amount at Value $251,505)	4	13,580
FTSE/MIS Index Future, December 2014
(Underlying Face Amount at Value $308,197)	2	(7,227)
Hang Seng Index Future, November 2014
(Underlying Face Amount at Value $99,530)	5	25,695
Long Gilt Future, December 2014
(Underlying Face Amount at Value $1,468,130)	5	(5,111)
S&P TSX 60 IX Future, December 2014
(Underlying Face Amount at Value $264,887)	2	(2,758)
TOPIX Index Future, December 2014
(Underlying Face Amount at Value $15,893)	15	66,551
US 10 Year Future, December 2014
(Underlying Face Amount at Value $252,718)	2	219
TOTAL FUTURES CONTRACTS PURCHASED		$149,869

FUTURES CONTRACTS SOLD ** - (0.2)%
10 YR Mini JBG Future, December 2014
(Underlying Face Amount at Value $17,440)	(15)	$(6,082)
Euro-Bund Future, December 2014
(Underlying Face Amount at Value $1,415,688)	(6)	(4,652)
FTSE 100 Index, December 2014
(Underlying Face Amount at Value $331,917)	(2)	(6,033)
IBEX-35 Index, November 2014
(Underlying Face Amount at Value $163,073)	(1)	(5,544)

TOTAL FUTURES CONTRACTS SOLD		$(22,311)

Portfolio Composition * - (Unaudited)
Equity Funds	34.54%	Call Options On Futures Purchased	3.10%
U.S. Government Securities	34.24%	Commodity Fund	2.36%
Money Market Fund	20.79%	Put Option On Futures Purchased	0.13%
Debt Fund	4.85%	Total	100.00%

*	Based on total value of investments as of October 31, 2014.

Percentage may differ from Schedule of Investments which is based on Fund net assets.

See accompanying notes to financial statements.

50

Dunham Alternative Strategy Fund

Message from the Sub-Adviser (Market Concepts, LLC)

Managed futures strategies, as measured by the Credit Suisse Managed Futures Liquid Index, rose 8.9 percent during the most recent fiscal quarter ended October 31, 2014, placing index performance back into positive territory when measured since the start of the fiscal year. For the 12-month period ended October 31, 2014 managed futures strategies increased 8.6 percent while domestic equity markets, as measured by the S&P 500 Index, generally saw a stronger increases, up 17.3 percent. Emerging markets equities, as measured by the MSCI Emerging Markets Index, generally experienced a mixed fiscal year, as emerging markets equities declined 9.2 percent in the first fiscal quarter, subsequently rose 15.7 percent in the proceeding six-month period, then declined 4.2 percent over the final three-month period to end the fiscal year nearly flat, up 0.6 percent. Foreign developed markets, as measured by the MSCI EAFE Index, declined 0.6 percent, lagging their developing counterparts. With the exposure to multiple asset classes, managed futures may provide non-correlated returns as reflected in the performance of the Credit Suisse Managed Futures Liquid Index. The Sub-Adviser continues to believe that the trend conditions of the various asset classes offer the Fund an advantageous investment environment on the back-drop of the multiple year divergence that has occurred between the domestic equity markets and other investment asset classes.

Commodities, as measured by the Thomson Reuters / Jefferies CRB Commodity index, dropped 2.1 percent during the fiscal year. The most recent two fiscal quarters combined resulted in a 12.1 percent decline in the index, which came on the heels of a 11.4 percent rise in the first six months of the fiscal year. Most of this decline was realized in July and September, as commodities slid 4.5 percent and 4.8 percent in those two months alone. The Sub-Adviser had established positions exposed to metals and oil such as the PowerShares DB Oil Fund (DBO) (holdings percentage**: 1.8 percent). The PowerShares DB Oil Fund experienced a significant loss during the fiscal year, plummeting 16.3 percent in the last fiscal quarter to end the year down 10.6 percent. The Fund sustained less of an impact from the long exposure to oil, as the stop losses built into the Sub-Adviser’s strategy triggered the Fund to exit the position at the beginning of October, before the PowerShares DB Oil Fund fell 10.9 percent further through the end of the fiscal quarter. The 21.4 percent decline from the end of June through the end of the fiscal year coincided with broad oil prices declining substantially based upon news that Saudi Arabian exporters would be lowering the target price per barrel shipped to the U.S. Another commodity-related holding was the PowerShares DB Gold Short ETN (DGZ) (holdings percentage*: 2.0 percent), which attempts to replicate the inverse performance of gold price movements. The PowerShares DB Gold Short ETN generally followed an inverse pattern to the PowerShares DB Oil Fund, as the PowerShares DB Gold Short ETN was in negative territory in June and subsequently increased 12.9 percent through the end of the fiscal year as gold prices broadly fell. The PowerShares DB Gold Short ETN finished the fiscal year up 10.2 percent primarily due to the strong performance in the final months.

Precious metals and related mining companies have ebbed and flowed between adding and detracting value from the Fund as the Market Vectors Gold Miners ETF (GDX) (holdings percentage**: 1.8 percent) and Market Vectors Junior Gold Miners ETF (GDXJ) (holdings percentage**: 2.7 percent) both saw severe declines during the fiscal year as a whole, down 30.8 percent and 34.9 percent, respectively. However, the majority of this decline occurred in the final two months of the fiscal year when the Market Vectors Gold Miners ETF and the Market Vectors Junior Gold Miners ETF declined 35.5 percent and 41.9 percent, respectively. In the fiscal quarter prior to the fourth fiscal quarter’s decline, these same ETFs rose 7.5 percent and 14.0 percent, respectively. Overall, due to the magnitude of the losses in gold and mining companies in general, the Fund’s overall long exposure to these related holdings detracted from performance, but the inverse positions in the gold-related ETN and the Sub-Adviser’s stop-loss strategy generally helped to offset some of the losses experienced in the final months of the fiscal quarter.

The Sub-Adviser utilized various U.S. sector ETFs during the fiscal year such as the Utilities Select Sector SPDR Fund (XLU) (holdings percentage*: 3.9 percent), Health Care Select Sector SPDR Fund (XLV) (holdings percentage*: 6.3 percent), and Consumer Staples Select Sector SPDR Fund (XLP) (holdings percentage*: 2.1 percent). During the fiscal year, the Utilities Select Sector SPDR Fund, Health Care Select Sector SPDR Fund, and Consumer Staples Select Sector SPDR Fund rose 21.6 percent, 29.4 percent, and 13.2 percent, respectively. These holdings generally detracted from performance when the broad market saw declines in July.

The Sub-Adviser’s discipline of investing in established trends generally benefitted the portfolio as the varied exposure of its holdings provided pockets of positive performance. The Sub-Adviser plans to continue to seek exposure to the various asset classes through its risk management strategies. The Sub-Adviser remains confident that we are approaching an environment that will offer greater trend following opportunities in a growing number of the asset classes that it follows.

*	Holdings percentage(s) as of 10/31/2014.

**	Holdings percentage(s) as of the date prior to the sale of the security.

Growth of $10,000 Investment - (Unaudited)

Total Returns as of October 31, 2014

		Annualized	Annualized	Annualized Since
	One Year	Three Years	Five Years	Inception (2/12/09)
Class N	2.99%	0.50%	(0.10)%	1.41%
Class C	1.95%	(0.56)%	(1.14)%	(0.21)%*
Class A with load of 5.75%	(3.18)%	(1.73)%	(1.55)%	0.32%**
Class A without load	2.73%	0.23%	(0.38)%	1.39%**
Credit Suisse Managed Futures Liquid Index	8.62%	1.22%	1.06%	0.55%
Morningstar Managed Futures Category	5.25%	(1.62)%	(1.55)%	(2.19)%

*	Inception date for Class C is May 14, 2009.

**	Inception date for Class A is March 25, 2009, performance for Class A includes the operations of the predecessor, Sherwood Forest Alternative Fund (formerly Class P).

Class N and Class C performance includes the operations of the predecessor, Sherwood Forest Alternative Fund (formerly Class I and Class C, respectively).

The Credit Suisse Managed Futures Liquid Index allocates assets among four major asset classes (equities, fixed-income, commodities and currencies) represented by 18 trading vehicles using a methodology that, in part, seeks to replicate a managed futures strategy that historically has produced gains during periods of rising and declining markets. Investors cannot invest directly in an index or benchmark.

The Morningstar Managed Futures Category is generally representative of funds that trade liquid global futures, options, swaps, and foreign exchange contracts, both listed and over-the-counter. A majority of these funds follow trend-following, price-momentum strategies.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including underlying funds, are 2.19% for Class N, 3.19% for Class C and 2.44% for Class A. Class A shares are subject to a sales load of 5.75% and a deferred sales charge of up to 0.75%. The performance data quoted here represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of fund shares or fund distributions. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com.

51

SCHEDULE OF INVESTMENTS
Dunham Alternative Strategy Fund
October 31, 2014

Security	Shares	Value
EXCHANGE TRADED FUNDS - 72.2%
CONSUMER STAPLES - 2.1%
Consumer Staples Select Sector SPDR Fund	8,300	$387,693

COUNTRY FUND - 4.8%
iShares India 50 ETF	16,800	527,856
WisdomTree Japan Hedged Equity Fund	6,800	365,976
		893,832
CURRENCY - 2.3%
PowerShares DB US Dollar Index Bullish Fund *	15,000	346,350
ProShares UltraShort Yen *	1,000	79,020
		425,370
FINANCIAL SERVICES - 7.3%
Financial Select Sector SPDR Fund	56,000	1,335,040

GROWTH & INCOME - LARGE CAP - 15.5%
SPDR Dow Jones Industrial Average ETF Trust	8,000	1,387,600
SPDR S&P 500 ETF Trust	7,300	1,472,118
		2,859,718
GROWTH & INCOME - SMALL CAP - 5.9%
iShares Russell 2000 ETF	9,300	1,084,008

HEALTH & BIOTECHNOLOGY - 9.2%
Health Care Select Sector SPDR Fund	17,200	1,157,044
iShares Nasdaq Biotechnology ETF	1,800	533,916
		1,690,960
INDUSTRIAL - 1.9%
Industrial Select Sector SPDR Fund	6,400	353,408

LEISURE - 3.9%
Consumer Discretionary Select Sector SPDR Fund	10,500	715,050

Security	Shares	Value

REAL ESTATE - 3.9%
iShares US Real Estate ETF	9,500	$712,310

TECHNOLOGY - 11.5%
PowerShares QQQ Trust Series 1	15,500	1,571,700
Technology Select Sector SPDR Fund	13,400	543,236
		2,114,936
UTILITY - 3.9%
Utilities Select Sector SPDR Fund	15,900	722,973

TOTAL EXCHANGE TRADED FUNDS - (Cost - $12,663,477)		13,295,298

EXCHANGE TRADED NOTE - 1.9%
COMMODITY - 1.9%
PowerShares DB Gold Short ETN *	22,800	361,380
(Cost - $340,559)

SHORT - TERM INVESTMENT - 25.4%
MONEY MARKET FUND - 25.4%
Invesco STIT-Treasury Portfolio - 0.01% +
(Cost - $4,671,650)	4,671,650	4,671,650

TOTAL INVESTMENTS - 99.5% (Cost - $17,675,686)		$18,328,328
OTHER ASSETS LESS LIABILITIES - 0.5%		93,164
NET ASSETS - 100.0%		$18,421,492

ETN - Exchange Traded Note

ETF - Exchange Traded Fund

*	Non income producing security.

+	Variable rate security. Interest rate is as of October 31, 2014

Portfolio Composition * - (Unaudited)
Growth & Income - Large Cap	15.6%	Leisure Industry	3.9%
Technology	11.5%	Real Estate	3.9%
Health & Biotechnology	9.2%	Currency	2.3%
Financial Services	7.3%	Consumer Staple	2.1%
Growth & Income - Small Cap	5.9%	Commodity	2.0%
Country Fund	4.9%	Industrial	1.9%
Utility	3.9%	Cash & Other Assets in Excess of Liabilities	25.6%
		Total	100.0%

*	Based on total value of investments as of October 31, 2014.

Percentage may differ from Schedule of Investments which are based on Fund net assets

See accompanying notes to financial statements.

52

Dunham Appreciation & Income Fund

Message from the Sub-Adviser (PENN Capital Management Company, Inc.)

Convertible securities, as measured by the Bank of America/Merrill Lynch All US Convertibles Index, increased 13.5 percent in the 12–month period ended October 31, 2014. Convertibles underperformed broader equity indexes, such as the S&P 500 Index, which increased 17.3 percent during the same time period. Convertible securities slightly outperformed bonds in general, as the Barclays Aggregate Bond Index rose just 4.1 percent. Although issuance of new convertible bonds is still low by historical standards, 2014 is on track to see its best issuance year since 2008. With interest rates still at historical lows it is generally cheaper for companies to issue traditional bonds than it is to issue convertible debt.

In the first three fiscal quarters, the Sub-Adviser maintained its bias toward equities, holding approximately 50 percent in stocks, 48 percent in convertible bonds and 2 percent in cash. A moderate overweight to the energy sector added to performance during this time period, but detracted in the fourth fiscal quarter after a sharp decline in oil prices. National Oilwell Varco, Inc. (NOV) (holdings percentage**: 0.9 percent), a large oil and gas equipment and services company, increased 1.1 percent over the fiscal year. Exposure to the technology sector detracted somewhat from performance during the first three fiscal quarters, mainly due to a relatively pronounced underweight in the sector.

Near the end of the fourth fiscal quarter, substantial changes were made to the Fund as the Sub-Adviser was replaced as of October 1, 2014. It was felt that a shift in strategy was necessary to continue to deliver outstanding performance in this asset class. The previous Sub-Adviser focused on middle to higher credit quality convertible bonds while the new Sub-Adviser allocates more than 77 percent of the Fund to non-rated convertibles. The idea is that they will be able to create more alpha by exploiting higher inefficiencies in these non-rated securities that are less followed by analysts.

Another core premise of the new strategy is to be more focused with only 35 to 40 securities in the Fund, whereas, the previous Sub-Adviser often held 100 or more securities. A narrower focus allows portfolio managers to select only securities for which they have a very strong conviction and allows them to better stay abreast of any new developments that may lead them to sell or add to a position. And finally, the previous Sub-Adviser invested approximately 50 percent of the Fund in equities as opposed to convertible bonds. The new Sub-Adviser holds nearly 100 percent in convertibles minus a small amount of cash that is needed to manage redemptions.

This strategy had a slightly negative impact on performance in October since convertibles, as measured by the Bank of America/Merrill Lynch All US Convertibles Index, rose 1.5 percent versus the broader equity market, as measured by the S&P 500 Index, which gained 2.4 percent. In September, the previous Sub-Adviser outperformed with 50 percent of the portfolio in equities as the S&P 500 Index declined by 1.4 percent while the Bank of America/Merrill Lynch All US Convertibles Index lost 3.0 percent. August was something of a wash with the S&P 500 Index gaining 4.0 percent and the Bank of America/Merrill Lynch All US Convertibles Index increasing 3.5 percent.

The new Sub-Adviser proceeded to make the changes described above in the first two weeks of October. Aside from reducing the number of securities held, the new Sub-Adviser increased an existing overweight to the energy sector, moved from a moderate underweight in the healthcare sector to a severe overweight, moved from a slight underweight in the financials sector to a severe underweight and severely underweighted the consumer discretionary sector that had previously been a mild overweight.

Going forward, the Sub-Adviser believes the US economy will continue to expand. Innocuous credit markets that continue to be aided by tailwinds of a dovish Fed suggest there is more opportunity than threat. Corporate cash flows are strong due to low absolute interest rates that have been locked in from refinancing, which enhances interest coverage and free cash flow. The Fund sees low maturity and default risk as well, due to the 2009-2013 refinancing boom. Low credit quality non-refinance issuance has remained relatively low, signaling a low default environment, in turn signaling a positive GDP path. As a result, convertible securities appear to be an attractive investment in the current market conditions.

**	Holdings percentage(s) as of the date prior to the sale of the security.

Growth of $10,000 Investment – (Unaudited)

Total Returns as of October 31, 2014

		Annualized	Annualized	Annualized Since
	One Year	Three Years	Five Years	Inception (12/10/04)
Class N	9.37%	9.10%	9.79%	6.40%
Class C	8.21%	7.97%	8.68%	5.34%
Class A with load of 5.75%	2.87%	6.69%	8.23%	5.13%*
Class A without load	9.10%	8.82%	9.53%	5.92%*
ML Conv. ex Mandatory Index	13.80%	15.51%	13.66%	7.87%
Merrill Lynch All Convertibles All Qualities Index	13.48%	15.36%	13.37%	7.38%
Morningstar Moderate Allocation Category	8.07%	10.83%	9.86%	5.57%

*	Class A commenced operations on January 3, 2007.

The Bank of America Merrill Lynch Convertibles ex Mandatory Index measures the performance of convertible securities of all corporate sectors with a par amount of $25 million or more and a maturity of at least one year and excludes preferred equity redemption stocks and converted securities. Investors cannot invest directly in an index or benchmark.

The Merrill Lynch All Convertibles All Qualities Index is a widely used index that measures convertible securities’ performance. It measures the performance of U.S. dollar-denominated convertible securities not currently in bankruptcy with a total market value greater than $50 million at issuance.

The Morningstar Moderate Allocation Category is generally representative of mutual funds that typically have 50% to 70% of assets in equities and the remainder in fixed income securities and cash.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including the cost of underlying funds, are 1.64% for Class N, 2.64% for Class C and 1.89% for Class A. Class A shares are subject to a sales load of 5.75% and a deferred sales charge of up to 0.75%. The performance data quoted here represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of fund shares or fund distributions. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com.

53

SCHEDULE OF INVESTMENTS
Dunham Appreciation & Income Fund
October 31, 2014

Security			Shares	Value
COMMON STOCK - 3.4%
INSURANCE - 3.4%
Maiden Holdings Ltd. *			20,000	$934,600
TOTAL COMMON STOCK (Cost - $889,132)

	Principal	Interest	Maturity
	Amount	Rate	Date
CONVERTIBLE BONDS - 82.8%
AIRLINES - 1.4%
AirTran Holdings, Inc.	$150,000	5.2500%	11/1/2016	377,719

APPAREL - 2.6%
Iconix Brand Group, Inc.	514,000	1.5000	3/15/2018	696,149

AUTO MANUFACTURING - 2.9%
Navistar International Corp.	800,000	4.5000	10/15/2018	783,000

BIOTECHNOLOGY - 15.9%
Acorda Therapeutics, Inc.	1,000,000	1.7500	6/15/2021	1,065,000
Cubist Pharmaceuticals, Inc.	1,000,000	1.8750	9/1/2020	1,170,000
Illumina, Inc. - 144A	600,000	0.5000	6/15/2021	692,625
Illumina, Inc. - 144A	325,000	0.0000	6/15/2019	360,344
Medivation, Inc.	500,000	2.6250	5/1/2016	1,036,875
				4,324,844
COMPUTERS - 3.2%
Spansion LLC	540,000	2.0000	9/1/2020	867,375

DIVERSIFIED FINANCIAL SERVICES - 2.8%
FXCM, Inc.	715,000	2.2500	6/15/2018	757,900

ELECTRICAL COMPONENTS & EQUIPMENT - 2.8%
SunPower Corp. - 144A	750,000	0.8750	6/1/2021	765,469

ELECTRONICS - 3.4%
Fluidigm Corp.	1,000,000	2.7500	2/1/2034	926,875

HEALTHCARE-PRODUCTS - 0.3%
Insulet Corp.	65,000	2.0000	6/15/2019	74,669

HEALTHCARE-SERVICES - 3.5%
Molina Healthcare, Inc.	725,000	1.1250	1/15/2020	946,578

HOME BUILDERS - 2.1%
Standard Pacific Corp.	500,000	1.2500	8/1/2032	567,813

LODGING - 1.4%
MGM Resorts International	300,000	4.2500	4/15/2015	385,500

MEDIA - 2.2%
Liberty Media Corp. - 144A	588,000	1.3750	10/15/2023	587,633

See accompanying notes to financial statements.

54

SCHEDULE OF INVESTMENTS
Dunham Appreciation & Income Fund (Continued)
October 31, 2014

	Principal	Interest	Maturity
Security	Amount	Rate	Date	Value
MISCELLANEOUS MANUFACTURING - 1.2%
Trinity Industries, Inc.	$200,000	3.8750%	6/1/2036	$315,500

OIL & GAS - 1.8%
Goodrich Petroleum Corp.	610,000	5.0000	10/1/2032	500,962

OIL & GAS SERVICES - 2.0%
Helix Energy Solutions Group, Inc.	425,000	3.2500	3/15/2032	539,750

PHARMACEUTICALS - 7.9%
Depomed, Inc.	1,000,000	2.5000	9/1/2021	1,066,875
Mylan, Inc.	100,000	3.7500	9/15/2015	402,500
Salix Pharmaceuticals Ltd.	305,000	1.5000	3/15/2019	683,009
				2,152,384
SEMICONDUCTORS - 6.3%
ON Semiconductor Corp.	500,000	2.6250	12/15/2026	552,500
Rambus, Inc.	1,000,000	1.1250	8/15/2018	1,157,500
				1,710,000
SOFTWARE - 10.4%
Akamai Technologies, Inc. - 144A	750,000	0.0000	2/15/2019	761,254
Dealertrack Technologies, Inc.	750,000	1.5000	3/15/2017	1,030,312
Medidata Solutions, Inc.	630,000	1.0000	8/1/2018	683,156
Salesforce.com, Inc.	285,000	0.2500	4/1/2018	337,191
				2,811,913
TELECOMMUNICATIONS - 2.6%
Finisar - 144A	782,000	0.5000	12/15/2033	716,019

TRANSPORTATION - 6.1%
Scorpio Tankers, Inc. - 144A	1,140,000	2.3750	7/1/2019	1,106,511
UTI Worldwide, Inc. - 144A	500,000	4.5000	3/1/2019	539,063
				1,645,574

TOTAL CONVERTIBLE BONDS (Cost - $21,654,147)				22,453,626

		Dividend
	Shares	Rate
PREFERRED STOCK - 8.6%
DIVERSIFIED FINANCIAL SERVICES - 1.3%
AMG Capital Trust II	5,500	5.1500%	339,281

OIL & GAS - 1.1%
Chesapeake Energy Corp. - 144A	135	5.7500	148,753
Chesapeake Energy Corp. - 144A	140	5.7500	152,513
			301,266
REITS - 6.2%
American Tower Corp.	2,370	5.2500	257,832
Crown Castle International Corp.	5,200	4.5000	528,372
iStar Financial, Inc.	15,000	4.5000	894,000
			1,680,204

TOTAL PREFERRED STOCK (Cost - $2,101,080)			2,320,751

See accompanying notes to financial statements.

55

SCHEDULE OF INVESTMENTS
Dunham Appreciation & Income Fund (Continued)
October 31, 2014

		Interest
Security	Shares	Rate		Value
SHORT-TERM INVESTMENT - 4.7%
MONEY MARKET FUND - 4.7%
First American Government Obligations Fund	1,286,103	0.01	% +	$1,286,103
TOTAL SHORT-TERM INVESTMENT (Cost - $1,286,103)

TOTAL INVESTMENTS - 99.5% (Cost - $25,930,462)				$26,995,080
OTHER ASSETS LESS LIABILITIES - 0.5%				136,125
TOTAL NET ASSETS - 100.0%				$27,131,205

*	Non-income producing security.

+	Variable rate security. Interest rate is as of October 31, 2014.

REITS - Real Estate Investment Trusts

144A- Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers.

Portfolio Composition * - (Unaudited)
Convertible Bonds	83.2%
Preferred Stock	8.6%
Short-Term Investment	4.8%
Common Stock	3.4%
Total	100.0%

*	Based on total value of investments as of October 31, 2014.

Percentage may differ from Schedule of Investments which are based on Fund net assets.

See accompanying notes to financial statements.

56

Dunham Large Cap Value Fund

Message from the Sub-Adviser (C.S. McKee, L.P.)

In a strong fiscal year for equities, large cap value stocks, as measured by the Russell 1000 Value Index, rose 15.7 percent in the 12-month period ending October 31, 2014. Large cap value stocks underperformed large cap growth stocks, as measured by the Russell 1000 Growth Index, which tacked on 16.5 percent during the same time period. An expanding U.S. economy and strengthening job market helped to bolster large companies that often outperform late in the economic cycle. Small company stocks, which often outperform early in an expansion, only achieved about half of the returns of their large cap brethren. Small cap stocks, as measured by the Russell 2000 Index, gained only 8.1 percent over the fiscal year. In the Fund, the information technology and financials sectors were top performers while industrials and energy lagged.

The information technology sector was a top contributor to performance in three of the four fiscal quarters. Exposure to the sector added to performance on a relative basis over the full fiscal year as selections by the Sub-Adviser outperformed technology stocks within the benchmark. The Sub-Adviser maintained an average overweight of 4.8 percent to this relatively large index component. Apple, Inc. (AAPL) (holdings percentage*: 3.4 percent), a manufacturer of electronic devices, was the largest technology holding in the Fund and returned a whopping 47.9 percent in the 12-month period ended October 31, 2014.

Stocks in the energy sector detracted somewhat from performance over the full fiscal year, though it was a positive contributor in two of the four fiscal quarters. A large decline in the price of oil in September and October weighed heavily on energy companies. Energy firms contained in the benchmark lost more than 8 percent in the three-month period ended October 31, 2014. One of the better performing stocks held by the Sub-Adviser was ConocoPhillips (COP) (holdings percentage*: 2.3 percent), a major integrated oil and gas firm. The company eked out a 2.3 percent gain over the fiscal year.

The financials sector enhanced performance on a relative and absolute basis despite a relatively large underweight and relative underperformance in the fourth fiscal quarter. Security selection was the main driver of performance. The Sub-Adviser maintained an average weight of 21.4 percent toward the financials sector while the benchmark index had an average weight of 28.9 percent, the largest weighting in the index. Relatively large weights in key stocks allowed the Fund to outperform in this sector despite the underweight. Wells Fargo & Company (WFC) (holdings percentage*: 4.3 percent), which provides retail, commercial and corporate banking services to individuals, business and institutions, gained nearly 28 percent in the 12-month period ended October 31, 2014.

Exposure to the industrials sector had a somewhat negative impact on performance. This was mainly due to security selection, though a slight overweight to the sector also had a small effect. General Electric (GE) (holdings percentage*: 3.7 percent), a diversified machinery firm, was one of the larger detractors in the industrials sector. The company gained only 2.1 percent during the fiscal year. The Sub-Adviser still sees value in the firm and believes recent contracts to build more locomotives will help to boost earnings.

Utilities stocks added to performance, mainly due to security selection. A moderate underweight in the sector was a slight detractor as utilities stocks contained in the benchmark index outperformed the overall benchmark. However, outperformance by the Sub-Adviser’s picks in this sector overshadowed any losses due to the underweight. Public Service Enterprise Group, Inc. (PEG) (holdings percentage*: 1.8 percent), a diversified utilities company based in New Jersey, increased by more than 28 percent in the 12-month period ended October 31, 2014. The firm recently beat analyst earnings expectations and the Sub-Adviser believes that it appears to have room for meaningful growth in the future.

Going forward, the Sub-Adviser believes the economy will continue to grow at a moderate pace as lower gasoline prices help drive consumer spending. Corporate profits should continue to be above average, helping stocks to deliver solid returns. The Fund expects interest rates to remain low in the short-term but slowly start to tick up as the U.S. economy strengthens. Overall, the Sub-Adviser believes it is well positioned to the current market conditions and will continue to take advantage of opportunities as they present themselves.

*	Holdings percentage(s) as of 10/31/2014.

Growth of $10,000 Investment - (Unaudited)

Total Returns as of October 31, 2014

		Annualized	Annualized	Annualized Since Inception
	One Year	Three Years	Five Years	(12/10/04)
Class N	12.64%	16.25%	14.12%	6.35%
Class C	11.57%	15.09%	13.00%	5.30%
Class A with load of 5.75%	5.83%	13.70%	12.49%	3.77%*
Class A without load	12.31%	15.95%	13.83%	4.56%*
Russell 1000 Value Index	16.46%	20.42%	16.49%	7.37%
Morningstar Large Cap Value Category	13.52%	17.79%	14.39%	6.41%

*	Class A commenced operations on January 3, 2007.

The Russell 1000 Value Index measures the performance of the 1,000 largest companies in the Russell 3000 Index with lower price-to-book ratios and lower forecasted growth values. Investors cannot invest directly in an index or benchmark.

The Morningstar Large Cap Value Category is generally representative of mutual funds that primarily invest in big (large capitalization) U.S. companies that are less expensive or growing more slowly than other large-cap stocks.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including underlying funds, are 1.00% for Class N, 2.00% for Class C and 1.25% for Class A. Class A shares are subject to a sales load of 5.75% and a deferred sales charge of up to 0.75%. The performance data quoted here represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of fund shares or fund distributions. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com.

57

SCHEDULE OF INVESTMENTS
Dunham Large Cap Value Fund
October 31, 2014

Security	Shares	Value
COMMON STOCK - 98.7%
AEROSPACE/DEFENSE - 2.0%
United Technologies Corp.	10,316	$1,103,812

AGRICULTURE - 1.3%
Philip Morris International, Inc.	8,095	720,536

AUTO & TRUCK PARTS - 1.8%
BorgWarner, Inc.	17,200	980,744

BANKS - 13.5%
The Bank of New York Mellon Corp.	27,300	1,057,056
The Goldman Sachs Group, Inc.	5,700	1,082,943
JPMorgan Chase & Co.	35,202	2,129,017
US Bancorp/MN	19,807	843,778
Wells Fargo & Co.	44,400	2,357,196
		7,469,990
COMPUTERS - 6.5%
Apple, Inc.	17,500	1,890,000
EMC Corp.	28,500	818,805
SanDisk Corp.	9,600	903,744
		3,612,549
COSMETICS / PERSONAL CARE - 1.6%
The Procter & Gamble Co.	10,300	898,881

DIVERSIFIED FINANCIAL SERVICES - 4.6%
American Express Co.	8,800	791,560
Discover Financial Services	27,000	1,722,060
		2,513,620
ELECTRIC - 4.2%
NextEra Energy, Inc.	12,836	1,286,424
Public Service Enterprise Group, Inc.	24,300	1,003,833
		2,290,257
ELECTRONICS - 4.0%
Agilent Technologies, Inc.	16,100	890,008
Honeywell International, Inc.	13,872	1,333,377
		2,223,385
HEALTHCARE PRODUCTS - 2.3%
Baxter International, Inc.	17,800	1,248,492

HEALTHCARE SERVICES - 1.4%
MEDNAX, Inc. *	12,200	761,646

INSURANCE - 4.0%
The Allstate Corp.	16,632	1,078,585
American International Group, Inc.	21,300	1,141,041
		2,219,626
INTERNET - 1.4%
eBay, Inc. *	14,400	756,000

MACHINERY-DIVERSIFIED-1.6%
Deere & Co.	10,600	906,724

MEDIA - 7.0%
CBS Corp.	16,200	878,364
DIRECTV *	15,400	1,336,566
Security	Shares	Value

MEDIA - 7.0% (continued)
Time Warner Cable, Inc.	5,500	$809,655
Time Warner, Inc.	10,600	842,382
		3,866,967
MINING - 1.6%
Freeport-McMoRan Copper & Gold, Inc.	31,000	883,500

MISCELLANEOUS MANUFACTURING - 6.0%
Dover Corp.	15,800	1,255,152
General Electric Co.	80,027	2,065,497
		3,320,649
OIL & GAS - 11.7%
Apache Corp.	11,032	851,671
Chevron Corp.	13,700	1,643,315
ConocoPhillips	19,896	1,435,497
Hess Corp.	17,000	1,441,770
Occidental Petroleum Corp.	12,100	1,076,053
		6,448,306
OIL & GAS SERVICES - 2.2%
Halliburton Co.	22,200	1,224,108

PHARMACEUTICALS - 10.0%
Abbott Laboratories	22,100	963,339
Actavis PLC *	5,780	1,403,037
AmerisourceBergen Corp.	25,200	2,152,332
Express Scripts Holdings Co. *	13,300	1,021,706
		5,540,414
RETAIL - 2.5%
Wal-Mart Stores, Inc.	18,300	1,395,741

SEMICONDUCTORS - 2.9%
Intel Corp.	47,228	1,606,224

SOFTWARE - 3.0%
Microsoft Corp.	18,000	845,100
Oracle Corp.	21,100	823,955
		1,669,055
TELECOMMUNICATIONS - 1.6%
Cisco Systems, Inc.	34,800	851,556

TOTAL COMMON STOCK (Cost - $33,984,846)		54,512,782

SHORT-TERM INVESTMENT - 1.1%
MONEY MARKET FUND - 1.1%
STIT-STIC Prime Portfolio - 0.06% +
(Cost - $613,697)	613,697	613,697

TOTAL INVESTMENTS - 99.8% (Cost - $34,598,543)		$55,126,479
OTHER ASSETS LESS LIABILITIES - 0.2%		114,899
NET ASSETS - 100.0%		$55,241,378

*	Non-income producing security.

+	Variable rate security. Interest rate is as of October 31, 2014.

See accompanying notes to financial statements.

58

SCHEDULE OF INVESTMENTS
Dunham Large Cap Value Fund (Continued)
October 31, 2014

Portfolio Composition * - (Unaudited)
Financial	22.04%	Communications	9.89%
Consumer, Non-Cyclical	16.56%	Consumer, Cyclical	4.29%
Industrial	14.09%	Utilities	4.14%
Energy	13.84%	Basic Materials	1.60%
Technology	12.44%	Short-Term Investment	1.11%
		Total	100.00%

*	Based on total value of investments as of October 31, 2014.

Percentage may differ from Schedule of Investments which are based on Fund net assets.

See accompanying notes to financial statements.

59

Dunham Alternative Income Fund

Message from the Sub-Adviser (Harbor Springs Financial Management LLC)

Dividend paying stocks, as measured by the Dow Jones US Select Dividend Index gained 16.0 percent 12- month period ended October 31, 2014, slightly underperforming the broader equity indexes, such as the S&P 500 Index, which increased 17.3 percent during the same time period. Positive results were achieved in three of the four fiscal quarters, with the largest returns coming in the second and fourth fiscal quarters and only a small 0.8 percent decrease in the third fiscal quarter. The Sub-Adviser made relatively large increases in the utilities sector while decreasing the weighting toward REITs, technology and mining stocks. These adjustments generally had a positive effect on the Fund.

To achieve the dividend yield the Fund seeks, the Sub-Adviser invests approximately 31 percent of the Fund in oil and gas pipeline partnerships, pipeline management firms, and energy management firms. Another 18 percent is invested in utility stocks, 15 percent in telecommunications stocks, 7 percent in technology, 5 percent in tobacco, 3 percent in REITs, 3 percent in cash and cash equivalents, and 1 percent in mining stocks. In addition, approximately 17 percent of the Fund is invested in high dividend-paying international stocks, which are comprised mostly of telecommunications and utilities stocks.

Exposure to the utilities sector enhanced performance on a relative and absolute basis over the fiscal year. The Sub-Adviser significantly increased exposure to this sector at an opportune time in the fourth fiscal quarter, which added further to performance. Sempra Energy (SRE) (holdings percentage*: 1.4 percent), a San Diego based diversified utilities company, was one of the better performing stocks in this sector, returning 23.9 percent in the 12-month period ended October 31, 2014. The Fund prefers to own large utility companies like SRE that have a large footprint and are involved in many aspects of getting energy to the final end user.

The Fund gradually decreased exposure to mining companies from approximately 8 percent of the Fund at the beginning of the fiscal year to only 1 percent currently. Mining stocks in general declined a little more than 4 percent in the first fiscal quarter before rebounding in the second and third fiscal quarter. The fourth fiscal quarter was disastrous as mining stocks tumbled more than 30 percent. The Sub-Adviser wisely started to reduce exposure to this sector in the first fiscal quarter from approximately 8 percent to 5 percent. Smaller decreases were made in subsequent fiscal quarters as the price of gold and mining companies in general continued to fall.

A relatively large weighting toward the telecommunications sector had a positive impact on the Fund. The Sub-Adviser allocated approximately 15 to 17 percent to this sector throughout the fiscal year. One of the better performing stocks in the Fund was CenturyLink, Inc. (CTL) (holdings percentage*: 1.6 percent), a Louisiana based telecom that offers local and long distance calling, broadband communications and other services. The security had a total return of 30.3 percent in the 12-month period ended October 31, 2014.

Exposure to master limited partnerships, the largest concentration in the Fund, detracted slightly from performance as a sharp decline in oil prices in the fourth fiscal quarter had a significant effect on nearly all oil related stocks. Still, master limited partnerships aren’t as affected by oil prices as say, an oil exploration company that needs oil prices to be at a certain level to be profitable. Master limited partnerships are generally in the business of transporting oil and natural gas, so they experienced a significant rebound in October after the dust settled and investors realized that punishing any company even remotely related to oil may have been an overreaction. One such partnership held by the Fund, Magellan Midstream Partners LP (MMP) (holdings percentage*: 2.1 percent), produced a return of 41.0 percent during the fiscal quarter.

Going forward, the Sub-Adviser believes interest rates will remain stable and the U.S. economy should continue to grow moderately as confidence continues to build and inflation remains muted. The Fund has no plans for any major changes to the positioning or strategy of the Fund at this time and believes the current market environment should favor the high dividend-paying securities in which it specializes.

*	Holdings percentage(s) as of 10/31/2014.

Growth of $10,000 Investment – (Unaudited)

Total Returns as of October 31, 2014

	One	Annualized Since
	Year	Inception(9/14/12)
Class N	7.76%	10.00%
Class C	6.68%	8.95%
Class A with load of 5.75%	1.21%	6.73%
Class A without load	7.43%	9.74%
Dow Jones US Select Dividend Index	15.99%	19.10%
Morningstar Aggressive Allocation	8.63%	11.94%
Category

The Dow Jones US Select Dividend Index is a dividend weighted index intended to represent the 100 stocks in the Dow Jones US Total Market Index that have the highest indicated annual dividend yield.

Investors cannot invest directly in an index or benchmark.

The Morningstar Aggressive Allocation Category seek to provide both capital appreciation and income by investing in three major areas: stocks, bonds, and cash. These portfolios tend to hold larger positions in stocks than moderate-allocation portfolios. These portfolios typically have 70% to 90% of assets in equities and the remainder in fixed income and cash. Investors cannot invest directly in an index or benchmark.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including underlying funds, are 2.94% for Class N, 3.94% for Class C and 3.19% for Class A. Class A shares are subject to a sales load of 5.75% and a deferred sales charge of up to 0.75%.The performance data quoted here represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of fund shares or fund distributions. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com.

60

SCHEDULE OF INVESTMENTS
Dunham Alternative Income Fund
October 31, 2014

Security	Shares	Value
COMMON STOCK - 96.2%
AGRICULTURE - 5.3%
Altria Group, Inc.	1,900	$91,846
Lorillard, Inc.	1,200	73,800
Reynolds American, Inc.	4,000	251,640
		417,286
BANKS - 0.5%
Deutsche Bank AG	1,277	39,996

CHEMICALS - 2.5%
Dow Jones Chemical Co.	4,000	197,600
COAL - 0.6%
Natural Resource Partners LP - MLP	4,000	49,880

COMMERCIAL SERVICES - 2.5%
Macquarie Infrastructure Co. LLC	2,000	143,280
RR Donnelley & Sons Co.	3,000	52,350
		195,630
ELECTRIC - 3.6%
Dominion Resources, Inc.	1,000	71,300
MDU Resources Group, Inc.	4,000	112,720
NextEra Energy Inc.	1,000	100,220
		284,240
ENERGY - ALTERNATE SOURCES - 0.9%
Clean Energy Fuels Corp. *	10,000	73,100

ENGINEERING & CONSTRUCTION - 1.4%
Chicago Bridge & Iron Co.	2,000	109,280

ENVIRONMENTAL CONTROL - 4.2%
Coventa Holding Corp.	15,000	331,050

GAS - 8.7%
Atmos Energy Corp.	2,000	106,000
National Grid PLC - ADR	2,000	148,780
NiSource, Inc.	5,000	210,300
ONE Gas, Inc.	3,000	113,850
Sempra Energy	1,000	110,000
		688,930
INTERNET - 2.5%
Alibaba Group Holding Ltd. *	2,000	197,200

IRON / STEEL - 1.2%
Mesabi Trust	5,000	93,000

OIL & GAS - 7.8%
BP PLC	3,000	130,380
ConocoPhillips	2,000	144,300
EQT Corp.	1,000	94,040
Marathon Petroleum Corp.	1,000	90,900
Phillips 66	2,000	157,000
		616,620
PHARMACEUTICALS - 3.6%
AstraZeneca PLC - ADR	2,000	145,880
GlaxoSmithKline PLC - ADR	3,000	136,470
		282,350
PIPELINES - 28.8%
Boardwalk Pipeline Partners LP - MLP	10,000	171,200
Buckeye Partners LP - MLP	1,000	75,400
EnLink Midstream Partners LP - MLP	2,000	60,000
DCP Midstream Partners LP - MLP	1,000	52,950
Enbridge, Inc.	2,000	94,720
Energy Transfer Equity LP - MLP	1,000	58,360
Security	Shares	Value

PIPELINES - 28.8% (Continued)
Energy Transfer Partners LP - MLP	2,000	$128,860
Enterprise Products Partners LP - MLP	3,000	110,700
Kinder Morgan, Inc.	4,000	154,800
Magellan Midstream Partners LP - MLP	2,000	163,740
MarkWest Energy Partners LP - MLP	1,000	70,050
Oneok, Inc.	3,000	176,820
ONEOK Partners LP - MLP	1,000	51,100
Pembina Pipeline Corp.	2,000	82,880
Plains All American Pipeline LP - MLP	2,000	112,700
Regency Energy Partners LP - MLP	3,000	90,000
Spectra Energy Corp.	3,000	117,390
Sunoco Logistics Partners LP - MLP	2,000	95,460
Targa Resources Partners LP - MLP	2,000	122,160
TC Pipelines LP - MLP	1,000	62,350
Williams Cos., Inc.	3,000	166,530
Williams Partners LP - MLP	1,000	51,550
		2,269,720
REITS - 2.3%
Getty Realty Corp.	2,000	37,220
Highwoods Properties, Inc.	1,000	42,870
Lexington Realty Trust	3,000	32,880
Mack-Cali Realty Corp.	1,000	18,730
Universal Health Realty Income Trust	1,000	48,450
		180,150
SEMICONDUCTORS - 3.2%
Intel Corp.	5,000	170,050
Microchip Technology, Inc.	2,000	86,220
		256,270
TELECOMMUNICATIONS - 15.6%
AT&T, Inc.	3,000	104,520
CenturyLink ,Inc.	3,000	124,440
Cisco Systems, Inc.	4,000	97,880
Consolidated Communications Holdings, Inc.	3,000	77,700
Deutsche Telekom AG - ADR	20,000	299,600
Frontier Communications Corp.	15,000	98,100
Verizon Communications, Inc.	2,000	100,500
Vodafone Group PLC - ADR	10,000	332,200
		1,234,940
TRANSPORTATION - 0.9%
Martin Midstream Partners LP - MLP	2,000	70,240

TOTAL COMMON STOCK (Cost - $7,187,323)		7,587,482

EXCHANGE TRADED FUND - 3.0%
EQUITY FUND 3.0%
Ishares Russell 2000 ETF (Cost $220,120)	2,000	233,120

SHORT-TERM INVESTMENTS - 0.2%
MONEY MARKET FUND - 0.2%
Fidelity Institutional Money Market Funds - Money Market Portfolio 0.04% +
(Cost $13,317)	13,317	13,317

TOTAL INVESTMENTS - 99.4% (Cost - $7,420,760)		$7,833,919
OTHER ASSETS LESS LIABILITIES - 0.6%		52,413
NET ASSETS - 100.0%		$7,886,332

ADR - American Depositary Receipt

ETF - Exchange Traded Funds

REIT - Real Estate Investment Trust

MLP - Master Limited Partnership

+	Variable rate security. Interest rate is as of October 31, 2014.

*	Non-income producing security

See accompanying notes to financial statements.

61

SCHEDULE OF INVESTMENTS
Dunham Alternative Income Fund (Continued)
October 31, 2014

Portfolio Composition * - (Unaudited)
Energy	38.41%	Basic Materials	3.71%
Communications	18.28%	Technology	3.27%
Utilities	12.42%	Exchange Traded Fund	2.98%
Consumer, Non-Cyclical	11.43%	Financial	2.81%
Industrial	6.52%	Money Market Fund	0.17%
		Total	100.00%

*	Based on total value of investments as of October 31, 2014.

Percentage may differ from Schedule of Investments which are based on Fund net assets.

See accompanying notes to financial statements.

62

Dunham Focused Large Cap Growth Fund
Message from the Sub-Adviser (The Ithaka Group, LLC)

Over the most recent fiscal year, the backdrop for the financial markets was highlighted by extreme weather, escalating geopolitical conflicts, and the uncertainty regarding the duration of the Federal Reserve (Fed) Quantitative Easing program. Large cap growth stocks, as measured by the Russell 1000 Growth Index, had a relatively strong fiscal year with a return of 17.1 percent. The most recent performance was outpaced by other broader equity indexes, such as the S&P 500 Index, which returned 17.3 percent

The most damaging quarter for the Fund was the second quarter of the most recent fiscal year. The Sub-Adviser attributes this difficult quarter to certain macroeconomic factors, such as investors still getting acquainted with the new Fed Chairperson, Janet Yellen; market uncertainty with the Fed taper; and the slowing real estate market, which helped the country to emerge from the Great Recession. The Sub-Adviser also believes that momentum traders, who caused some of these names to reach sky-high stock prices, are taking profits thus causing a momentum shift to the downside. In the Sub-Adviser’s view, this phenomenon is not reflective of the fundamentals of the companies within the Fund. One holding that detracted from performance during this time was LinkedIn Corp. (LNKD) (Holding Percentage*: 5.1 percent), an online professional network. From the beginning of the fiscal year through April 30, 2014 LinkedIn Corp. declined 31.4 percent. As previously stated, the Sub-Adviser believed that this decline was not reflective of the fundamentals of the company. The Fund was rewarded for its conviction as LinkedIn Corp. increased 39.7 percent to close out the remainder of the fiscal year.

A sector which contributed to the overall performance of the portfolio over the fiscal year was the Healthcare sector. The strongest holding within this sector and the Fund was Gilead Sciences Inc. (GILD) (Holding Percentage*: 5.1 percent), which is a research-based biopharmaceutical company. Gilead Sciences Inc. had seen recent success with its once-a-day Hepatitis C vaccination. Over the most recent fiscal period Gilead Sciences Inc. had climbed 57.4 percent. Regeneron Pharmaceuticals Inc (REGN) (Holding Percentage*: 3.3 percent), an integrated biopharmaceutical company, was also a strong performer from the healthcare sector, climbing 36.9 percent over the fiscal period.

Another strong positive contributor to the Fund was Apple Inc. (AAPL) (Holding Percentage*: 2.9 percent), a company that produces consumer electronics, computer software and personal computers. Over the fiscal year, Apple Inc. increased 47.9 percent amid successful product launches, a 7 for 1 stock split, and a strong earnings report. The largest detractor from performance was FireEye Inc. (FEYE) (Holding Percentage*: 0.6 percent), an information technology company. FireEye Inc. declined 10.3 percent. The Sub-Adviser believes that FireEye Inc. is a next-generation Internet security company with disruptive technologies that may enable it to advance relative to its competition within the fast growing cyber security space. The Sub-Adviser also believes that the continual and dramatic increase in the frequency, scale and publicity of recent attacks (e.g., Target Corp.) will likely lead to an increase in growth rate and allocated the funds allocated to network/endpoint security monitoring.

During the most recent fiscal year, two of the holdings that the Sub-Adviser initiated into the Fund were The Walt Disney Company (DIS) (Holding Percentage*: 2.0 percent), a diversified worldwide entertainment company, and Biogen Idec Inc (BIIB) (Holding percentage*: 1.5 percent), a global biotechnology company. The Sub-Adviser believes that under the strong leadership of CEO Bob Iger, Disney has created and acquired a portfolio of lucrative, complementary assets/products that, when combined, create network-wide synergies. Since the initiation of this position in mid-August through the end of the most recent fiscal period, The Walt Disney Company provided a return of 4.8 percent. The Sub-Adviser is also optimistic for the growth of Biogen Idec Inc. It believes that since arriving in 2010, CEO George Scangos and marketing chief Tony Kingsley have skillfully focused the company’s R&D efforts and revitalized legacy products which may position the company for consistent future growth.

The Sub-Adviser strives to own companies with robust business models and balance sheets that it believes are built to withstand difficult economic environments. With few expectations, each of the companies in the current portfolio historically exhibited strong fundamentals during the 2008/2009 downturn. Those few that did not have since then significantly strengthened their balance sheets. The Sub-Adviser believes that the companies in the Fund have a low risk of poor fundamental performance in an economic downturn, and a low risk of underperforming the market over the course of a business cycle.

The Sub-Adviser claims no expertise in economic or market predictions, and top-down analysis plays no part in their approach to investing. The Sub-Adviser does not try to “guess” where the market is heading in the next quarter or year and therefore chooses to stay fully invested at all times in what it believes are high-quality growth companies. The Sub-Adviser uses a fundamentals-driven, bottom –up process to identify and own companies that may outperform over the long-term. The Sub-Adviser continues to believe that all of the companies in the Fund are well-positioned to outperform over the economic cycle due to the strength of the long-term secular trends underpinning them, coupled with the Sub-Advisers unique abilities to take advantage of these trends.

*	Holdings percentage(s) as of 10/31/2014.

Growth of $10,000 Investment - (Unaudited)

Total Returns as of October 31, 2014

		Annualized Since
		Inception
	One Year	(12/8/11)
Class N	8.48%	15.56%
Class C	7.47%	14.45%
Class A with load of 5.75%	2.02%	12.97%
Class A without load	8.23%	15.30%
Russell 1000 Growth Index	17.11%	20.58%
Morningstar Large Cap Growth Category	14.63%	19.38%

The Russell 1000 Growth Index is a subset of the Russell 1000 Index which measures the performance of the stocks of the 1000 largest companies in the Russell 3000 Index based on market capitalization. The Russell 1000 Growth Index measures the performance of those stocks of the Russell 1000 with higher price-to-book ratios and higher relative forecasted growth rates. Investors cannot invest directly in an index or benchmark.

The Morningstar Large Cap Growth Category is generally representative of mutual funds that primarily invest in big (large capitalization) U.S. companies that are projected to grow faster than other large-cap stocks.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including underlying funds, are 1.74% for Class N, 2.74% for Class C and 1.99% for Class A.Class A shares are subject to a sales load of 5.75% and a deferred sales charge of up to 0.75%. The performance data quoted here represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of fund shares or fund distributions. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com

63

SCHEDULE OF INVESTMENTS
Dunham Focused Large Cap Growth Fund
October 31, 2014

Security	Shares	Value
COMMON STOCK - 99.2%
AEROSPACE/DEFENSE - 3.7%
BE Aerospace, Inc. *	14,923	$1,111,017
TransDigm Group, Inc.	6,325	1,182,965
		2,293,982
APPAREL - 5.9%
Michael Kors Holdings Ltd. *	22,060	1,733,695
Under Armour, Inc. - Class A *	28,469	1,866,997
		3,600,692
BIOTECHNOLOGY - 15.8%
Alexion Pharmaceuticals, Inc. *	6,330	1,211,309
Biogen Idec, Inc. *	2,782	893,245
Celgene Corp. *	22,809	2,442,616
Gilead Sciences, Inc. *	28,210	3,159,520
Regeneron Pharmaceuticals, Inc. *	5,135	2,021,752
		9,728,442
CHEMICALS - 2.0%
Monsanto Co.	10,848	1,247,954

COMMERCIAL SERVICES - 4.0%
MasterCard, Inc. - Class A	28,979	2,426,991

COMPUTERS - 2.9%
Apple, Inc.	16,399	1,771,092

DIVERSIFIED FINANCIAL SERVICES - 4.1%
Visa, Inc. - Class A	10,378	2,505,561

INTERNET - 31.6%
Amazon.com, Inc. *	4,194	1,281,099
Baidu, Inc. - ADR *	5,500	1,313,235
Facebook, Inc. - Class A *	58,145	4,360,293
Fireeye, Inc. *	11,160	379,328
Google, Inc. - Class A *	1,544	876,791
Google, Inc. - Class C *	2,927	1,636,427
LinkedIn Corp. - Class A *	13,736	3,144,995
Priceline Group, Inc. *	2,601	3,137,352
Splunk, Inc. *	20,993	1,387,217
TripAdvisor, Inc. *	12,763	1,131,568
Twitter, Inc. *	18,664	773,996
		19,422,301
Security	Shares	Value
LODGING - 2.5%
Las Vegas Sands Corp.	24,389	$1,518,459

MACHINERY-DIVERSIFIED - 3.6%
Cummins, Inc.	10,363	1,514,863
The Middleby Corp. *	7,658	677,733
		2,192,596
MEDIA - 2.0%
Walt Disney Co.	13,471	1,230,980

METAL FABRICATE/HARDWARE - 2.6%
Precision Castparts Corp.	7,434	1,640,684

PHARMACEUTICALS - 2.1%
Pharmacyclics, Inc. *	10,210	1,334,141

RETAIL - 7.4%
Chipotle Mexican Grill, Inc. - Class A *	2,704	1,725,152
Starbucks Corp.	37,030	2,797,987
		4,523,139
SEMICONDUCTORS - 3.0%
ARM Holdings PLC - ADR	42,731	1,825,041

SOFTWARE - 6.0%
Salesforce.com, Inc. *	36,812	2,355,600
Workday, Inc. - Class A *	13,866	1,323,927
		3,679,527
TOTAL COMMON STOCK
(Cost - $53,202,211)		60,941,582

SHORT-TERM INVESTMENT - 0.9%
MONEY MARKET FUND - 0.9%
First American Obligations Fund, 0.02% +	536,683	536,683
TOTAL SHORT-TERM INVESTMENT (Cost - $536,683)

TOTAL INVESTMENTS - 100.1% (Cost - $53,594,106)		$61,478,265
LIABILITIES IN EXCESS OF OTHER ASSETS - (0.1)%		(62,378)
NET ASSETS - 100.0%		$61,415,887

*	Non-Income producing security.

ADR - American Depositary Receipt.

+	Variable rate security. Interest rate is as of October 31, 2014.

Portfolio Composition * - (Unaudited)
Communications	33.6%	Industrial	10.0%
Consumer, Non-Cyclical	21.9%	Financial	4.1%
Consumer, Cyclical	15.7%	Basic Materials	2.0%
Technology	11.8%	Short-Term	0.9%
		Total	100.0%

*	Based on total value of investments as of October 31, 2014.

Percentage may differ from Schedule of Investments which is based on Fund net assets.

See accompanying notes to financial statements.

64

Dunham Real Estate Stock Fund

Message from the Sub-Adviser (Cornerstone Real Estate Advisors LLC)

The real estate stock market, as measured by the FTSE NAREIT All REIT Index, delivered strong performance during the 12-month period ended October 31, 2014, returning 18.5 percent. It outperformed major US. Stock indexes, such as the S&P 500 Index, which gained 17.3 percent over the same time period. The majority of those gains were logged in the second, third and fourth fiscal quarters. The first fiscal quarter saw a loss of 0.4 percent and was the only negative quarter, though the index did have precipitous 5.6 percent drop in the month of September as spooked investors anticipated the end of the Federal Reserve’s quantitative easing program. Broader equity markets also fell during that month but not to the same extent. In the Fund, self-storage and hotel REITs were among the best performers while industrial and diversified REITs lagged.

Exposure to self-storage REITs added value on both a relative and absolute basis in the 12-month period ended October 31, 2014. The outperformance was mainly driven by security selection, though a slight overweight to the sector added value as well. The Sub-Adviser continues to see strength in these securities because of what it considers to be attractive valuations and the fact that there have been fewer new storage operators entering the business as demand for more storage space has increased. The Fund has focused on smaller firms that can generate outsized growth and more easily grow occupancies. Extra Space Storage, Inc. (EXR) (holdings percentage*: 3.1 percent), a Utah based self-storage company, is one of these smaller companies mentioned above that the Sub-Adviser likes to hold. It produced a 31.0 percent return in the 12-month period ended October 31, 2014.

Industrial REITs had a slightly negative impact on performance as this type of REIT underperformed the overall benchmark index. Though the Sub-Adviser’s selections in this sector outperformed those within the index, aiding relative performance, a relatively severe overweight to the sector detracted from absolute performance. The Fund did decrease the weighting toward this sector in the third and fourth fiscal quarters to below the index weighting but had an average weight that was nearly twice that of the benchmark over the full fiscal year. One holding in this sector, First Industrial Realty Trust, Inc. (FR) (holdings percentage*: 1.4 percent), increased by more than 10 percent during the fiscal year.

Hotel REITs were the largest positive contributor to performance in the Fund. Security selection and a weighting that was nearly double that of the index enhanced performance in this sector. The Sub-Adviser credited a strengthening economy for the outperformance. Chesapeake Lodging Trust (CHSP) (holdings percentage*: 2.2 percent) was the top performing holding within the hotel REIT sector. The firm primarily invests in upscale hotels in major business and convention markets and gained 46.2 percent in the 12-month period ended October 31, 2014.

Investments in the diversified REIT sector detracted somewhat from overall performance, mainly due to security selection, though a slight underweight to the sector also had an impact. The Fund had an average weight of 5.7 percent to diversified REITs over the fiscal year while the index was weighted at 8.0 percent. During this same time period, diversified REITs held by the Fund returned 17.8 percent while those held within the benchmark index rose 21.7 percent. One of the better performing holdings within the diversified REIT sector was Vornado Realty Trust (VNO) (holdings percentage*: 3.7 percent), which climbed 26.7 percent over the fiscal year.

The healthcare sector had a positive impact on performance due to a moderate underweight and security selection. The Sub-Adviser maintained a 4.5 percent underweight to the sector and positive security selections led to outperformance of more than 2 percent versus healthcare REITs contained in the benchmarks index. Health Care REIT, Inc. (HCN) (holdings percentage*: 4.0 percent), which primarily engages in the ownership, acquisition, management, leasing, and development of properties associated with delivery of healthcare services, such as medical office and outpatient facilities, returned 15.4 percent in the 12-month period ended October 31, 2014.

Going forward, the Sub-Adviser believes the United States is in a good position from a macro perspective and will continue to attract investors. Interest rates should stay low while the dollar remains strong. Currently, there is a large demand for dollar denominated assets. The Fund also expects capitalization rates to be relatively low, which is generally beneficial to REITs.

*	Holdings percentage(s) as of 10/31/2014.

Growth of $10,000 Investment - (Unaudited)

Total Returns as of October 31, 2014

	One	Annualized	Annualized	Annualized Since Inception
	Year	Three Years	Five Years	(12/10/04)
Class N	21.09%	15.38%	18.52%	7.31%
Class C	19.88%	14.25%	17.35%	6.24%
Class A with load of 5.75%	13.79%	12.84%	16.82%	3.07%*
Class A without load	20.73%	15.09%	18.22%	3.85%*
FTSE NAREIT All REITs Index	18.52%	15.42%	18.86%	7.36%
Morningstar Real Estate Category	18.66%	14.17%	17.93%	7.21%

*	Class A commenced operations on January 3, 2007.

The FTSE NAREIT All REITs Index is a free float adjusted market capitalization weighted index that includes all tax qualified REITs listed on the NYSE and NASDAQ National Market. Investors cannot invest directly in an index or benchmark.

The Morningstar Real Estate Category is generally representative of mutual funds that primarily invest in REITS of various types. REITs are companies that develop and manage real estate properties.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including the cost of underlying funds, are 1.31% for Class N, 2.31% for Class C and 1.56% for Class A. Class A shares are subject to a sales load of 5.75% and a deferred sales charge of up to 0.75% The performance data quoted here represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of fund shares or fund distributions. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com.

65

SCHEDULE OF INVESTMENTS
Dunham Real Estate Stock Fund
October 31, 2014

Security	Shares	Value
REITS - 99.0%
APARTMENTS - 21.9%
American Campus Communities	25,500	$1,001,385
AvalonBay Communities, Inc.	25,372	3,953,972
Education Realty Trust, Inc.	93,890	1,057,201
Equity Residential	14,600	1,015,576
Essex Property Trust, Inc.	9,520	1,920,755
UDR, Inc.	30,516	922,499
		9,871,388
DIVERSIFIED - 7.3%
Cousins Properties, Inc.	62,760	816,508
Stag Industrial, Inc.	33,975	828,990
Vornado Realty Trust	15,210	1,665,191
		3,310,689
HEALTHCARE - 7.0%
HCP, Inc.	11,500	505,655
Health Care REIT, Inc.	25,490	1,812,594
Physicians Realty Trust	23,470	360,030
Sabra Health Care REIT, Inc.	17,090	488,261
		3,166,540
HOTELS - 12.2%
Ashford Hospitality Trust, Inc.	23,926	270,364
Chesapeake Lodging Trust	30,630	1,012,015
DiamondRock Hospitality Co.	52,240	749,644
FelCor Lodging Trust, Inc.	74,910	803,784
Hersha Hospitality Trust	63,340	461,749
Host Hotels & Resorts, Inc.	67,270	1,568,064
LaSalle Hotel Properties	17,020	667,354
		5,532,974
MORTGAGE - 2.6%
MFA Financial, Inc.	25,140	210,673
Starwood Property Trust, Inc.	36,300	818,928
Two Harbors Investment Corp.	16,297	165,089
		1,194,690
OFFICE PROPERTY - 14.5%
Alexandria Real Estate Equities, Inc.	7,470	620,010
Boston Properties, Inc.	14,900	1,888,575
Brandywine Realty Trust	31,580	487,279
Highwoods Properties, Inc.	34,320	1,471,298
Security	Shares	Value
OFFICE PROPERTY (Continued) - 14.5%
Hudson Pacific Properties, Inc.	26,480	$723,169
Kilroy Realty Corp.	20,103	1,361,777
		6,552,108
REGIONAL MALLS - 16.2%
General Growth Properties, Inc.	44,832	1,161,597
Simon Property Group, Inc.	28,751	5,152,467
Tanger Factory Outlet Centers, Inc.	28,230	1,009,787
		7,323,851
SHOPPING CENTERS - 9.1%
Acadia Realty Trust	47,998	1,497,538
Kite Realty Group Trust	22,032	570,409
Ramco-Gershenson Properties Trust	39,130	683,992
Regency Centers Corp.	21,360	1,296,552
Washington Prime Group, Inc.	4,365	76,955
		4,125,446
STORAGE - 6.8%
CubeSmart	80,170	1,687,579
Extra Space Storage, Inc.	23,830	1,385,952
		3,073,531
WAREHOUSE - 1.4%
First Industrial Realty Trust, Inc.	32,060	626,132

TOTAL REITS (Cost - $35,301,183)		44,777,349

SHORT-TERM INVESTMENT - 1.2%
MONEY MARKET FUND - 1.2%
Fidelity Institutional Money Market
Fund - Government Portfolio, 0.01% +	557,515	557,515
TOTAL SHORT-TERM INVESTMENT
(Cost - $557,515)

TOTAL INVESTMENTS - 100.2% (Cost - $35,858,698)		$45,334,864
LIABILITIES IN EXCESS OF OTHER ASSETS - (0.2)%		(113,215)
TOTAL NET ASSETS - 100.00%		$45,221,649

REIT - Real Estate Investment Trust.

+	Variable rate security. Interest rate is as of October 31, 2014.

Portfolio Composition * - (Unaudited)
Apartments	22.0%	Diversified	7.4%
Regional Mall	16.3%	Health Care	7.1%
Office Property	14.6%	Storage	6.9%
Hotels	12.4%	Mortgage	2.7%
Shopping Centers	9.2%	Warehouse	1.4%
			100.0%

*	Based on total value of investments as of October 31, 2014.

Percentage may differ from Schedule of Investments which are based on Fund net assets.

See accompanying notes to financial statements.

66

Dunham International Stock Fund

Message from the Sub-Adviser (Arrowstreet Capital, L.P.)

The best performing developed market countries as measured by the Index during the fiscal year were Israel, up 27.0 percent, and Denmark, up 21.9 percent. The worst performing developed market countries were Portugal, down 26.2 percent, and Austria, down 24.0 percent. The best performing emerging market countries during the fiscal year as measured by the Index were UAE, up 49.7 percent and Egypt, up 43.1 percent. The worst performing emerging market countries were Greece, down 32.0 percent, and Hungary, down 24.7 percent.

The Sub-Adviser’s investment process is best characterized as a dynamic process that uses quantitative models to evaluate securities to exploit opportunities across companies, sectors, and countries while seeking to avoid long-term systematic biases toward any particular country, sector, style, or market capitalization. These stock selection models are designed to understand what information is likely to impact stock prices with a predictable and measurable lag that allows time to invest and profit. The models obtain the information to forecast individual stock returns by evaluating a stock’s potential on the basis of (1) direct effects - characteristics of the company itself; and (2) indirect effects - characteristics of other companies that are related by virtue of a common country and sector affiliation (called country/sector baskets); a common country affiliation; and a common global sector affiliation, and/or other common linkages. Over any time period, the strategy’s performance relative to the Index is driven by allocations to country/sector baskets, stock selection, and the effects of currency exposures differing from those of the Index.

Countries contributing most to returns relative to the Index during the fiscal year were: Japan, primarily due to overweights to the information technology and health care sectors; and the United Kingdom, primarily due to overweights to the health care sector and underweights to the materials sector. Countries contributing most to underperformance relative to the Index included: Hong Kong, primarily due to underweights to the financials sector; and Russia, primarily due to overweights to the energy and financials sectors.

Sectors contributing most to returns relative to the Index during the fiscal year included: the health care sector, primarily due to overweights in the United Kingdom, Switzerland and Japan; the consumer discretionary sector, primarily due to overweights in the Germany and underweights in France; and the materials sector, primarily due to underweights in the United Kingdom and Canada. The sectors contributing the most to underperformance relative to the Index was the energy sector, primarily due to overweights in Russia and Canada; and the utilities sector, primarily due to overweights in France, Italy, and Brazil.

The stocks contributing most to returns relative to the Index during the fiscal year included: Shire Plc (holdings percentage*: 1.4 percent), a United Kingdom health care company; Actelion Ltd. (holdings percentage*: 0.8 percent), a Swiss health care company; and Astrazeneca (holdings percentage*: 1.5 percent), a United Kingdom health care company. Stocks contributing most to underperformance relative to the Index included: Sanofi (holdings percentage*: 1.9 percent), a French health care company; Sberbank Russia Ojsc (holdings percentage**: 0.1 percent), a Russian financials company; and Vodafone Group Plc (holdings percentage**: 0.2 percent), a United Kingdom telecommunication services company.

The foregoing Sub-Adviser Background and Insights from the Sub-Adviser are provided by Arrowstreet as of October 31, 2014 for informational purposes only and solely with respect to the portfolio of assets in the Fund managed by Arrowstreet. References to specific stocks, countries or sectors are shown for informational purposes only and are not intended as investment advice. Arrowstreet is not responsible for, and makes no representation with respect to, any other information or performance data set forth herein.

*	Holdings percentage(s) as of 10/31/2014.

**	Holdings percentage(s) as of the date prior to the sale of the security.

Growth of $10,000 Investment - (Unaudited)

Total Returns as of October 31, 2014**

		Annualized	Annualized	Annualized Since Inception
	One Year	Three Years	Five Years	(12/10/04)
Class N	1.66%	10.21%	7.94%	5.68%
Class C	0.67%	9.12%	6.86%	4.64%
Class A with load of 5.75%	(4.43)%	7.78%	6.40%	1.26%*
Class A without load	1.42%	9.93%	7.67%	2.03%*
MSCI All Country World ex US Index (net)	0.06%	7.76%	6.08.%	6.09%
Morningstar Foreign Large Cap Blend Category	0.00%	9.28%	6.56%	5.03%

*	Class A commenced operations on January 3, 2007.

**	Arrowstreet became the Sub-Adviser of the Dunham International Stock Fund effective July 1, 2008. The performance returns have been furnished by the Fund. Arrowstreet makes no representation or warranty relating to the accuracy or completeness of such data.

The MSCI All Country World ex US Index (net) is a free float-adjusted market capitalization index designed to measure equity market performance in the global developed and emerging markets excluding holdings in the United States and is net of any withholding taxes. Investors cannot invest directly in an index or benchmark.

The Morningstar Foreign Large Cap Blend Category is generally representative of mutual funds that primarily invest in non-U.S. stocks that have market caps in the top 70% of each economically integrated market (such as Europe or Asia ex-Japan). The blend style is generally applicable where neither growth nor value characteristics predominate.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including underlying funds, are 2.12% for Class N, 3.12% for Class C and 2.37% for Class A. Class A shares are subject to a sales load of 5.75% and a deferred sales charge of up to 0.75%.The performance data quoted here represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of fund shares or fund distribution. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com.

67

SCHEDULE OF INVESTMENTS
Dunham International Stock Fund
October 31, 2014

Security	Shares	Value
COMMON STOCK - 96.7%
AGRICULTURE - 0.5%
Swedish Match AB	10,619	$344,322

AIRLINES - 0.8%
ANA Holdings, Inc.	109,000	252,723
Japan Airlines Co., Ltd.	12,100	324,896
Turk Hava Yollari *	1	3
		577,622
AUTO MANUFACTURERS - 0.9%
Porsche Automobil Holding SE - ADR	6,952	56,728
Suzuki Motor Corp.	4,500	150,827
Tata Motors Ltd. - ADR	9,166	431,719
		639,274
AUTO PARTS & EQUIPMENT - 1.5%
NGK Insulators Ltd.	28,000	603,038
Sumitomo Electric Industries Ltd.	15,100	206,386
Toyota Industries Corp.	4,800	228,548
		1,037,972
BANKS - 11.2%
Asya Katilim Bankasi AS *	36,300	11,773
Banco Bradesco SA - ADR	11,069	165,814
Banco de Sabadell SA	93,091	268,556
Banco do Brasil SA - ADR	9,850	110,123
Banco Santander SA - ADR	43,466	381,197
Banco Santander SA	43,995	387,866
Bank Hapoalim BM	126,613	652,137
Bank Leumi Le-Israel BM *	54,789	195,900
Bank Mandiri Persero Tbk PT	151,100	129,773
Bank of China Ltd.	77,000	36,857
Bank Rakyat Indonesia Persero Tbk PT	304,400	278,951
China Construction Bank Corp - ADR	18,052	267,531
China Construction Bank Corp	895,000	667,772
Corpbanca SA - ADR	4,010	81,002
Credit Agricole SA	9,076	134,014
DNB ASA	18,666	340,918
Grupo Financiero Santander Mexico SAB - ADR	12,365	164,455
Grupo Financiero Santander Mexico SAB	67,700	180,217
HDFC Bank Ltd. - ADR	13,222	693,229
ICICI Bank Ltd. - ADR	14,239	802,510
Industrial & Commercial Bank of China Ltd. - H Shares	621,000	412,327
Intesa Sanpaolo SpA	77,593	227,604
Itau Unibanco Holding SA - ADR	20,488	302,403
Mediobanca SpA	12,940	113,960
Nordea Bank AB	32,371	415,170
Skandinaviska Enskilda Banken AB - A Shares	20,836	266,866
State Bank of India - GDR	1,653	145,108
SVENSKA HANDELSBANKEN - B Shares	1,414	64,770
Turkiye Is Bankasi	61,592	154,188
		8,052,991
BEVERAGES - 0.5%
Anheuser-Busch InBev NV - ADR	1,632	181,119
Heineken NV	2,046	152,509
		333,628
Security	Shares	Value

BIOTECHNOLOGY - 0.8%
CSL Ltd.	7,754	$545,838

BUILDING MATERIALS - 1.8%
Asahi Glass Co., Ltd.	43,000	223,791
Daikin Industries Ltd.	4,400	275,023
HeidelbergCement AG	5,150	350,802
James Hardie Industries PLC - CDI	5,036	53,559
Semen Indonesia Persero Tbk PT	192,500	252,859
Sika AG	18	64,166
TOTO Ltd.	8,000	90,267
		1,310,467
CHEMICALS - 2.0%
Daicel Corp.	23,000	265,120
EMS-Chemie Holding AG	367	131,805
Israel Chemicals Ltd.	10,523	70,983
Lonza Group AG	1,736	190,758
Mitsubishi Chemical Holdings Corp.	22,500	110,828
Sumitomo Chemical Co. Ltd.	44,000	150,933
Yara International ASA	11,600	529,551
		1,449,978
COMMERCIAL SERVICES - 0.4%
Cielo SA	4,500	74,758
Dai Nippon Printing Co. Ltd.	18,000	177,414
Toppan Printing Co. Ltd.	9,000	61,235
		313,407
COMPUTERS - 2.9%
Asustek Computer, Inc.	25,000	254,940
Fujitsu Ltd.	34,000	206,693
Infosys Ltd. - ADR	12,473	833,945
Otsuka Corp.	900	33,463
Quanta Computer, Inc.	57,000	143,322
TDK Corp.	6,600	374,613
Wipro Ltd. -ADR	2,339	28,536
Wistron Corp.	197,000	206,716
		2,082,228
COSMETICS/PERSONAL CARE - 1.5%
Beiersdorf AG	3,878	313,734
Kao Corp. - ADR	5,311	209,253
Unilever NV - Dutch Cert	5,265	203,615
Unilever NV - NY Reg. Shrs	8,317	322,117
		1,048,719
DISTRIBUTION / WHOLESALE - 0.3%
Mitsubishi Corp.	12,300	241,172

DIVERSIFIED FINANANCIAL SERVICES - 0.3%
Hargreaves Lansdown PLC	4,005	63,685
Old Mutual PLC	25,243	78,231
Orix Corp.	5,600	77,726
		219,642

See accompanying notes to financial statements.

68

SCHEDULE OF INVESTMENTS
Dunham International Stock Fund (Continued)
October 31, 2014

Security	Shares	Value
ELECTRIC - 5.3%
E. ON SE - ADR	670	$11,491
E. ON SE	41,594	715,511
Electricite de France SA	6,076	179,021
Enel Green Power SpA	113,281	277,865
Enel SpA	137,940	703,316
Fortum OYJ	19,165	443,495
GDF Suez	8,473	205,272
Iberdrola SA - ADR	2,682	76,035
Iberdrola SA	116,334	821,711
PGE SA	10,136	66,489
Red Electrica Corp. SA	2,104	183,447
RWE AG	4,320	152,945
		3,836,598
ELECTRICAL COMPONENTS & EQUIPMENT - 0.7%
Brother Industries Ltd.	14,500	258,155
Delta Electronics, Inc.	12,000	71,902
Nidec Corp. - ADR	5,842	97,386
Ushio, Inc.	7,600	79,756
		507,199
ELECTRONICS - 3.0%
Hirose Electric Co. Ltd.	1,700	208,428
Hon Hai Precision Industry Co. Ltd.	190,400	601,874
Hoya Corp	5,300	187,542
Ibiden Co. Ltd.	3,600	54,113
Keyence Corp.	200	96,912
Kinsus Interconnect Technology Corp.	18,000	67,657
Kyocera Corp.	1,000	46,089
Murata Manufacturing Co. Ltd.	3,100	348,302
NEC Corp.	77,000	272,289
Nippon Electric Glass Co. Ltd	2,000	9,300
Omron Corp.	5,200	246,129
		2,138,635
ENERGY-ALTERNATE SOURCES - 0.2%
Vestas Wind Systems *	4,960	165,153

ENGINEERING & CONSTRUCTION - 0.2%
Acciona SA *	1,620	112,971

ENTERTAINMENT - 0.4%
OPAP SA	9,387	113,474
Sankyo Co. Ltd.	5,700	207,420
		320,894
FOOD - 3.4%
Aryzta AG	2,251	191,487
Chocoladefabriken Lindt & Sprungli AG	39	195,202
Delhaize Group SA	1,707	116,460
Kerry Group PLC	1,389	94,143
Nestle SA - ADR	3,285	240,889
Nestle SA	6,965	509,369
Orkla ASA - ADR	10,873	83,940
Orkla ASA	18,877	143,484
Security	Shares	Value
FOOD (Continued) - 3.4%
Unilever PLC - ADR	15,455	$621,755
Unilever PLC	6,965	279,621
		2,476,350
GAS - 1.8%
Engas SA	11,881	397,848
Gas Natural SDG SA	14,125	406,989
Snam SpA	85,315	460,327
		1,265,164
HAND/MACHINE TOOLS - 0.1%
Fuji Electric Co. Ltd.	24,000	105,439

HEALTHCARE - PRODUCTS - 1.8%
Coloplast A/S - Class B	5,576	484,876
Sonova Holding AG	3,170	492,943
Sysmex Corp. - ADR	6,308	137,073
Terumo Corp.	6,000	149,985
		1,264,877
HEALTHCARE - SERVICES - 0.3%
Miraca Holdings, Inc.	700	29,384
Ramsay Healthe Care Ltd.	3,644	167,959
		197,343
HOLDING COMPANIES-DIVERSIFIED - 0.4%
Haci Omer Sabanci Holdings AS	1	3
Industrivarden AB - A shares*	7,126	131,314
Industrivarden AB - A shares	4,303	75,168
Swire Pacific Ltd.	30,000	72,740
		279,225
HOME FURNISHINGS - 0.6%
Arcelik AS	1	6
Electrolux AB - Series B	14,329	404,861
		404,867
HOUSEHOLD PRODUCTS/WARES - 0.3%
Unilever Indonesia Tbk PT	97,500	245,482

INSURANCE - 2.1%
Aegon NV	3,802	30,920
Aegon NV - NY Reg. Shares	6,847	55,940
China Life Insurance Co. Ltd. - H Shares	22,000	65,649
CNP Assurances	6,382	119,051
Dai-ichi Life Insurance Co. Ltd.	14,600	220,942
Gjensidige Forsikring ASA	9,570	172,811
Ping An Insurance Group Co. of China Ltd. - H Shares	25,000	204,372
Sampo Oyj	8,875	424,334
Tokio Marine Holdings, Inc.	7,600	243,707
		1,537,726
INTERNET - 0.5%
Tencent Holdings Ltd.	15,100	242,696
United Internet AG	3,514	137,511
		380,207
INVESTMENT COMPANIES - 1.7%
EXOR SpA	3,756	163,539
Investor AB - A shares	8,343	291,951

See accompanying notes to financial statements.

69

SCHEDULE OF INVESTMENTS
Dunham International Stock Fund (Continued)
October 31, 2014

Security	Shares	Value
INVESTMENT COMPANIES (Continued) - 1.7%
Investor AB - B Shares	4,499	$161,024
Pargesa Holding SA	5,418	420,587
Rand Merchant Insurance Holdings Ltd.	46,342	165,155
		1,202,256
LEISURE TIME - 0.3%
Carnival PLC - ADR	3,142	125,177
Yamaha Corp.	8,600	117,874
		243,051
MACHINERY CONSTRUCTION & MINING - 1.8%
Atlas Copco AB - A Shares	6,565	189,622
Atlas Copco AB - B Shares	2,791	73,718
Hitachi Construction Machinery Co. Ltd.	18,700	382,480
Hitachi Ltd.	30,000	235,714
Komatsu Ltd.	7,800	184,145
Mitsubishi Electric Corp.	15,000	193,398
		1,259,077
MACHINERY - DIVERSIFIED - 1.1%
Amada Co. Ltd.	9,000	78,598
Hexagon AB - B Shares	5,707	192,041
Metso OYJ	9,745	317,692
Mitsubishi Heavy Industries Ltd.	30,000	187,133
		775,464
METAL FABRICATE / HARDWARE - 1.0%
Catcher Technology Co. Ltd.	12,000	101,176
NSK Ltd.	3,000	39,293
Tenaris SA - ADR	5,049	200,142
Tenaris SA	19,141	377,676
		718,287
MINING - 1.0%
Boliden AB	13,983	230,448
Mitsubishi Materials Corp.	21,000	65,725
MMC Norilsk Nickel OJSC	3,971	74,218
Norsk Hydro ASA *	56,732	315,768
		686,159
MISCELLANEOUS MANUFACTURING - 1.8%
FUJIFILM Holdings Corp.	12,700	426,302
Konica Minolta Holdings, Inc.	24,000	268,158
Largan Precision Co. Ltd.	3,000	210,488
Wartsila OYJ Abp	7,855	363,420
		1,268,368
OFFICE / BUSINESS EQUIPMENT - 1.3%
Canon, Inc. - ADR	5,612	174,084
Canon, Inc.	15,600	478,589
Ricoh Co. Ltd.	7,800	80,550
Seiko Epson Corp.	3,700	171,690
		904,913
OIL & GAS - 3.1%
Canadian Natural Resources Ltd.	7,463	259,408
Gazprom OAO - ADR	92,312	609,075
Idemitsu Kosan Co. Ltd.	8,000	154,710
Inpex Corp.	15,200	194,406
Neste Oil OYJ	12,039	259,225
Security	Shares	Value
OIL & GAS (Continued) - 3.1%
Rosneft OAO - GDR	8,009	$44,567
Sasol Ltd. - ADR	7,226	362,673
Total SA - ADR	1,050	62,884
Total SA	4,748	282,849
		2,229,797
OIL & GAS SERVICES - 0.0%
Subsea 7 SA - ADR	2,509	27,172

PHARMACEUTICALS - 19.6%
Actelion Ltd.	4,570	542,770
Astellas Pharma, Inc.	30,000	465,594
AstraZeneca PLC - ADR	5,179	377,756
AstraZeneca PLC	9,292	677,630
Bayer AG - ADR	2,020	286,901
Bayer AG	7,901	1,127,535
Celesio AG	13,943	458,996
Chugai Pharmaceutical Co. Ltd.	10,800	337,623
Daiichi Sankyo Co. Ltd.	9,400	141,387
Dr Reddy’s Laboratories Ltd. - ADR	5,324	278,392
GlaxoSmithKline PLC	4,531	102,268
Grifols SA - ADR	3,753	132,819
Grifols SA	5,571	226,988
Kyowa Hakko Kirin Co. Ltd.	1,000	11,663
Medipal Holdings Corp.	9,900	109,729
Novartis AG - ADR	5,408	501,268
Novartis AG	7,142	660,978
Novo Nordisk A/S - ADR	11,576	523,004
Novo Nordisk A/S	16,294	734,814
Otsuka Holdings Co Ltd	6,200	217,474
Roche Holding AG - ADR	16,947	623,819
Roche Holding AG-BR	587	166,740
Roche Holding AG- Genusschein	3,929	1,156,270
Sanofi - ADR	6,977	322,616
Sanofi	11,152	1,009,713
Santen Pharmaceutical Co. Ltd.	2,000	119,368
Shionogi & Co. Ltd.	1,600	41,857
Shire PLC - ADR	4,850	969,030
Sumitomo Dainippon Pharma Co Ltd	29,700	350,324
Suzuken Co. Ltd.	2,500	67,024
Teva Pharmaceutical Industries Ltd. - ADR	10,511	593,556
Teva Pharmaceutical Industries Ltd.	5,321	300,519
UCB SA *	5,448	438,397
		14,074,822
PIPELINES - 0.2%
TransCanada Corp.	2,378	116,746

REAL ESTATE - 0.4%
Hysan Development Co. Ltd.	27,000	123,199
Redefine Properties Ltd. - REIT	222,079	201,090
		324,289
REITS - 0.2%
Link REIT	29,500	173,481

See accompanying notes to financial statements.

70

SCHEDULE OF INVESTMENTS
Dunham International Stock Fund (Continued)
October 31, 2014

Security	Shares	Value
RETAIL - 1.1%
Citizen Holdings Co. Ltd.	6,000	$39,414
Hennes & Mauritz AB - B Shares	11,573	91,311
Mr Price Group Ltd.	30,823	637,722
Woolworths Holdings Ltd.	3,926	27,932
		796,379
SEMICONDUCTORS - 2.1%
Advanced Semiconductor Engineering, Inc. - ADR	23,191	143,089
Infineon Technologies AG	33,725	327,852
MediaTek, Inc.	6,000	85,592
Rohm Co. Ltd.	1,900	115,649
Samsung Electronics Co. Ltd.	166	193,563
Samsung Electronics Co. Ltd. - GDR - Reg S	25	11,430
STMicroelectronics NV - NY Reg. Shares	15,017	100,914
Taiwan Semiconductor Manufacturing Co. Ltd. - ADR	23,996	528,392
		1,506,481
SOFTWARE - 0.9%
Amadeus IT Holding SA - A Shares	9,206	337,966
Oracle Corp. Japan	5,000	193,558
SAP SE - ADR	2,018	137,486
		669,010
STORAGE / WAREHOUSING - 0.7%
Mitsubishi Logistics Corp.	31,000	472,155

TELECOMMUNICATIONS - 8.7%
Alcatel-Lucent - ADR *	172,397	517,191
America Movil SAB de CV - ADR	6,238	152,270
Belgacom SA	6,096	229,732
Bezeq The Israeli Telecommunication Corp Ltd	68,287	116,774
BT Group PLC - ADR	3,487	205,733
BT Group PLC	66,382	390,626
Deutsche Telekom AG - ADR	4,525	67,785
KDDI Corp	3,100	203,566
MTN Group Ltd	10,490	232,118
NICE-Systems Ltd	1,152	46,730
Nippon Telegraph & Telephone Corp	14,000	871,025
Nokia OYJ - ADR	50,839	420,439
Nokia OYJ	40,695	339,297
Orange SA - ADR	9,406	149,461
Orange SA	14,039	223,016
PCCW Ltd	771,000	490,147
Swisscom AG	1,239	728,411
TDC A/S	11,550	88,002
Telecom Italia SpA - ADR	6,102	54,125
Telecom Italia SpA	187,430	211,945
Telefonaktiebolaget LM Ericsson - ADR	13,366	158,254
Telefonaktiebolaget LM Ericsson	28,066	330,701
Telenet Group Holding NV *	370	20,889
		6,248,237
Security		Shares	Value
TRANSPORTATION - 2.9%
AP Moeller - Maersk A/S		83	$193,235
Canadian National Railway Co.		8,548	600,286
Central Japan Railway Co.		1,000	149,142
Deutsche Post AG - ADR		7,242	229,427
Deutsche Post AG		2,163	67,963
DSV A/S		8,466	252,806
East Japan Railway Co.		3,100	242,109
Hankyu Hanshin Holdings, Inc.		41,000	241,052
Nippon Express Co. Ltd.		27,000	118,767
			2,094,787
WATER - 0.3%
Cia de Saneamento Basico do Estado de Sao Paulo		29,500	233,538

TOTAL COMMON STOCK (Cost - $65,956,928)			69,459,859

	Dividend Rate (%)
PREFERRED STOCK - 0.9%
AUTO MANUFACTURERS - 0.4%
Bayerische Motoren Werke AG	2.6200	2,202	176,178
Porsche Automobil Holding SE	2.0100	1,500	122,898
			299,076
BANKS - 0.2%
Itau Unbanco Holding SA	1.1585	7,900	118,534

ELECTRIC - 0.3%
Cia Energetica de Sao Paulo	3.1790	20,600	205,470

TOTAL PREFERRED STOCK (Cost - $658,367)			623,080

SHORT-TERM INVESTMENT - 2.0%
MONEY MARKET FUND - 2.0%
Fidelity Institutional Money Market Funds - Government
Portfolio 0.00% + (Cost - $1,427,180)		1,427,180	1,427,180

TOTAL INVESTMENTS - 99.6% (Cost - $68,042,475)			$71,510,119
OTHER ASSETS LESS LIABILITIES - 0.4%			270,671
NET ASSETS - 100.0%			$71,780,790

*	Non-income producing security.

ADR - American Depositary Receipt.

GDR - Global Depositary Receipt.

NV - Non-Voting

NVDR - Non-Voting Depositary Receipt.

REIT - Real Estate Investment Trust.

+	Variable rate security. Interest rate is as of October 31, 2014.

See accompanying notes to financial statements.

71

SCHEDULE OF INVESTMENTS
Dunham International Stock Fund (Continued)
October 31, 2014

Portfolio Composition * - (Unaudited)
Japan	21.26%	India	4.49%
Switzerland	9.67%	France	4.48%
Germany	6.63%	Finland	3.59%
Spain	5.22%	Denmark	3.41%
Sweden	4.78%	Other Countries	31.79%
Britain	4.68%	Total	100.00%

*	Based on total value of investments as of October 31, 2014.

Percentage may differ from Schedule of Investments which are based on Fund net assets.

See accompanying notes to financial statements.

72

Dunham Small Cap Value Fund

Message from the Sub-Adviser (Piermont Capital Management LLC)

It was a volatile fiscal year for small cap value stocks amid uncertainty over the Fed’s decision to raise interest rates, escalating geopolitical concerns, and a sharp decline in oil prices. Small cap value stocks, as measured by the Russell 2000 Value Index, increased 7.9 percent during the most recent fiscal year. Comparatively, small cap growth stocks in the Russell 2000 Growth Index outperformed value stocks, gaining 8.3 percent over the same time period. While small cap stocks have historically outperformed large cap stocks over long time periods, they have also exhibited more sensitivity to domestic growth expectations. As a result, small cap stocks trailed large cap stocks for the fiscal year. Large cap stocks, as measured by the S&P 500 Index increased 17.3 percent during the most recent fiscal year.

The Sub-Adviser’s strategy continued to focus on what it believes high quality firms, using nine sector specific models that include a total of 40 factors, which measure both fundamental and technical metrics. Stocks must rank in the top 20 percent to be considered for purchase and also undergo a qualitative red flag review. The red flag review may include reviewing news stories that could adversely affect a stock, high turnover in senior management and an accelerating debt ratio, among other factors. Another core premise of the strategy is that the Fund should remain sector and industry neutral so as to avoid large risks by overweighting or underweighting a particular sector. This allows the Sub-Adviser to focus solely on picking the best stocks in each sector and industry rather than trying to predict macroeconomic trends. It is this complete bottom-up selection approach that makes the Sub-Adviser somewhat unique.

The energy sector was the largest contributor to performance during the first half of the fiscal year as selections in this sec tor outperformed those within the benchmark index by a wide margin. However, in the second half of the fiscal year, the energy sector was the largest detractor from performance as the price of oil precipitously fell. A poor performer within the energy sector was Swift Energy Company (SFY) (Holding Percentage*: 0.5 percent) which is an independent oil and gas company that explores, develops, acquires, and operates oil and gas properties. Swift Energy Company was initially purchased on November 13, 2013. Since the time the holding was purchased into the Fund until the end of the fiscal period, Swift Energy Co. declined 51.6 percent. Another detractor from performance was Walter Energy Inc. (WLT) (Holding Percentage**: 0.4 percent), a producer and exporter of metallurgical coals for the global steel industry. Walter Energy Inc. was purchased by the Fund on March 7, 2014 and sold on May 13, 2014. During that time Walter Energy Inc. declined 35.2 percent.

The healthcare sector rebounded from being one of the worst performers early in the fiscal year to be one of the strongest positive contributors to the Fund. Gentiva Sciences, Inc. (GTVI) (Holding Percentage**: 0.9 percent), a provider of home health and hospice services, was one of the strongest contributors over the fiscal year. Over the course of the fiscal year until the position was liquidated on September 3, 2014, Gentiva Sciences, Inc increased 56.1 percent. Another strong performer among the healthcare sector was Charles River Laboratories International Inc (CRL) (Holding Percentage*: 1.1 percent). Charles River Laboratories increased 28.6 percent over the most recent fiscal year.

A high level of merger and acquisition activity helped drive the technology sector to be a positive contributor to the Fund over the most recent fiscal year. Digital River Inc. (DRIV) (Holding Percentage*: 1.3 percent), a provider of electronic commerce outsourcing solutions to software publishers and online retailers, climbed 43.3 percent over the most recent fiscal year. Digital River Inc. was offered a buyout at a 50 percent premium on October 25, 2014. Omnivision Technologies Inc. (OVTI) (Holding Percentage**: 1.4 percent), a provider of integrated single chip semiconductor imaging devices, also contributed to the Fund performance by increasing 50.0 percent while it was held in the Fund. Omnivision Technologies Inc. was offered a buyout at a 30 percent premium on September 12 and was sold on October 1.

Going forward, the Sub-Adviser plans to continue its sector and industry neutral bottom-up stock picking strategy without regard to outside economic factors, interest rate changes or any other top-down methodology. The Sub-Adviser will continue to analyze its multi-factor model, only making adjustments when it is deemed that a particular metric is no longer working properly or it is found that a new fundamental or technical indicator may be useful.

*	Holdings percentage(s) as of 10/31/2014.

**	Holdings percentage(s) as of the date prior to the sale of the security.

Growth of $10,000 Investment – (Unaudited)

Total Returns as of October 31, 2014

				Annualized Since
		Annualized	Annualized	Inception
	One Year	Three Years	Five Years	(12/10/04)
Class N	10.22%	15.78%	15.60%	5.70%
Class C	9.22%	14.64%	14.45%	4.66%
Class A with load of 5.75%	3.69%	13.32%	13.99%	3.99%*
Class A without load	10.02%	15.56%	15.34%	4.77%*
Russell 2000 Value Index	7.89%	17.94%	16.15%	7.04%
Morningstar Small Cap Value Category	7.48%	17.42%	16.19%	7.47%

*	Class A commenced operations on January 3, 2007.

The Russell 2000 Value Index is an unmanaged index that measures the performance of small cap companies in the Russell 3000 Index with lower price-to-book ratios and lower forecasted growth rates.

The Morningstar Small Cap Value Category is generally representative of mutual funds that primarily invest in small (small capitalization) U.S. companies that are less expensive or growing more slowly than other small-cap stocks. Investors cannot invest directly in an index or benchmark.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including underlying funds, are 1.30% for Class N, 1.55% for Class C and 2.30% for Class A. Class A shares are subject to a sales load of 5.75% and a deferred sales charge of up to 0.75%. The performance data quoted here represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of fund shares or fund distributions. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com.

73

SCHEDULE OF INVESTMENTS
Dunham Small Cap Value Fund
October 31, 2014

Security	Shares	Value
COMMON STOCK - 94.6%
AEROSPACE / DEFENSE - 2.8%
Curtiss-Wright Corp.	7,700	$532,917
Ducommun, Inc. *	10,840	286,284
		819,201
AIRLINES - 0.5%
SkyWest, Inc.	11,994	138,171

APPAREL - 0.7%
Unifi, Inc. *	7,850	219,564

AUTO PARTS & EQUIPMENT - 2.3%
Douglas Dynamics, Inc.	9,770	202,532
Standard Motor Products, Inc.	11,780	465,546
		668,078
BANKS - 14.4%
Associated Banc-Corp.	16,000	300,800
BancorpSouth, Inc.	14,120	325,184
Banner Corp.	7,870	340,141
Columbia Banking System, Inc.	11,760	326,693
First Financial Bancorp	13,805	242,140
First Interstate BancSystem, Inc.	10,770	315,992
First Merchants Corp.	6,850	155,153
First Midwest Bancorp, Inc.	19,107	320,807
1st Source Corp.	3,689	115,429
FirstMerit Corp.	17,560	322,226
Old National Bancorp	22,690	330,140
Sandy Spring Bancorp, Inc.	2,343	60,449
State Bank Financial Corp.	7,400	132,608
TCF Financial Corp.	17,710	273,620
Tompkins Financial Corp.	3,040	152,608
Trustmark Corp.	10,400	253,032
Wintrust Financial Corp.	6,173	285,933
		4,252,955
BIOTECHNOLOGY - 1.1%
Charles River Laboratories International, Inc. *	5,000	315,800

CHEMICALS - 2.5%
Cabot Corp.	5,410	251,186
OM Group, Inc.	11,815	307,544
Stepan Co.	4,100	181,548
		740,278
COMMERCIAL SERVICES - 4.8%
Hill International, Inc. *	30,976	120,187
Huron Consulting Group, Inc. *	4,330	301,411
Korn/Ferry International *	8,440	235,729
Matthews International Corp.	6,120	282,010
Quad/Graphics, Inc.	11,500	253,575
SP Plus Corp. *	10,216	222,913
		1,415,825
Security	Shares	Value

COMPUTERS - 1.8%
DST Systems, Inc.	3,070	$295,794
Insight Enterprises, Inc. *	10,440	237,510
		533,304
DIVERSIFIED FINANCIAL SERVICES - 1.5%
FBR & Co. *	5,400	130,356
Piper Jaffray Cos *	5,470	308,836
		439,192
ELECTRIC - 1.0%
PNM Resources, Inc.	10,190	293,981

ELECTRONICS - 2.5%
Checkpoint Systems, Inc. *	10,500	139,230
Sanmina Corp. *	11,130	279,029
Watts Water Technologies, Inc.	5,490	332,859
		751,118
ENGINEERING & CONSTRUCTION - 0.9%
AECOM Technology Corp. *	7,850	255,517

ENTERTAINMENT - 1.3%
Marriott Vacations Worldwide Corp.	5,720	397,197

FOOD - 1.9%
Cal-Maine Foods, Inc.	4,390	385,398
Ingles Markets, Inc.	6,158	165,650
		551,048
FOREST PRODUCTS & PAPER - 0.6%
Neenah Paper, Inc.	3,060	186,691

GAS - 2.9%
Laclede Group, Inc.	6,010	305,128
Northwest Natural Gas Co.	6,200	290,966
Piedmont Natural Gas Co,. Inc.	7,010	266,450
		862,544
HEALTHCARE - PRODUCTS - 2.8%
Alere, Inc. *	8,200	327,754
Greatbatch, Inc. *	10,120	507,923
		835,677
HOME FURNISHINGS - 1.2%
Universal Electronics, Inc. *	6,317	359,374

INSURANCE - 5.2%
American Equity Investment Life Holding Co.	12,917	333,388
First American Financial Corp.	9,520	288,646
Hanover Insurance Group, Inc.	4,950	331,353
Aspen Insurance Holdings Ltd.	6,600	287,958
Endurance Specialty Holdings Ltd.	4,950	286,852
		1,528,197

See accompanying notes to financial statements.

74

SCHEDULE OF INVESTMENTS
Dunham Small Cap Value Fund (Continued)
October 31, 2014

Security	Shares	Value
INVESTMENT COMPANIES - 0.8%
Solar Capital Ltd.	12,620	$234,606

MINING - 1.4%
Coeur Mining, Inc. *	17,020	62,974
Materion Corp.	8,920	351,894
		414,868
MISCELLANEOUS MANUFACTURING - 0.8%
Standex International Corp.	2,838	244,777

OIL & GAS - 3.2%
PBF Energy, Inc.	9,360	244,015
Parker Drilling Co. *	42,950	190,698
Swift Energy Co. *	23,000	157,550
Unit Corp. *	4,500	217,890
Warren Resources, Inc. *	36,819	127,394
		937,547
OIL & GAS SERVICES - 1.0%
Exterran Holdings, Inc.	7,100	279,243

PHARMACEUTICALS - 1.0%
Owens & Minor, Inc.	8,760	291,883

REAL ESTATE - 1.0%
Forestar Group, Inc. *	17,370	303,106

REITS - 14.2%
Chesapeake Lodging Trust	10,670	352,537
CoreSite Realty Corp.	8,529	315,744
Cousins Properties, Inc.	24,720	321,607
First Industrial Realty Trust, Inc.	14,640	285,919
Government Properties Income Trust	10,830	247,141
Gramercy Property Trust, Inc.	51,120	319,500
LaSalle Hotel Properties	8,420	330,148
Lexington Realty Trust	27,240	298,550
PS Business Parks, Inc.	3,087	259,987
Pennsylvania Real Estate Investment Trust	14,700	315,021
RLJ Lodging Trust	10,130	326,389
Ryman Hospitality Properties, Inc.	5,970	294,619
Select Income REIT	8,398	205,835
Sunstone Hotel Investors, Inc.	20,610	315,539
		4,188,536
RETAIL - 5.0%
Ascena Retail Group, Inc. *	24,310	302,660
Big Lots, Inc.	6,330	288,965
Brown Shoe Co, Inc.	13,109	348,568
DineEquity, Inc.	3,000	266,880
Sonic Automotive, Inc.	10,761	267,841
		1,474,914
SAVINGS & LOANS - 2.0%
WSFS Financial Corp.	3,630	285,500
Washington Federal, Inc.	14,460	315,662
		601,162
Security	Shares	Value
SEMICONDUCTORS - 3.3%
Amkor Technology, Inc. *	30,360	$205,841
Emulex Corp. *	56,510	319,847
IXYS Corp.	12,842	149,866
Tessera Technologies, Inc.	10,010	304,204
		979,758
SOFTWARE - 1.7%
Actuate Corp. *	26,000	111,540
Digital River, Inc. *	15,160	387,641
		499,181
TELECOMMUNICATIONS - 2.6%
Atlantic Tele-Network, Inc.	4,540	305,043
Polycom, Inc. *	22,780	297,962
Spok Holdings, Inc.	10,330	167,759
		770,764
TEXTILES - 1.0%
UniFirst Corp.	2,760	307,906

TRANSPORTATION - 1.9%
Con-way, Inc.	5,720	248,076
Werner Enterprises, Inc.	11,320	311,753
		559,829
WATER - 1.0%
American States Water Co	7,960	284,809

TOTAL COMMON STOCK - (Cost - $26,059,427)		27,936,601

EXCHANGE TRADED FUNDS - 3.6%
EQUITY FUND
iShares Russell 2000 Value ETF	10,800	1,080,864
(Cost - $1,031,377)

SHORT-TERM INVESTMENT - 1.7%
MONEY MARKET FUND
Invesco STIT-Treasury Portfolio - 0.02% +	505,644	505,644
(Cost - $505,644)

TOTAL INVESTMENTS - 99.9% (Cost - $27,592,626)		$29,523,109
OTHER ASSETS LESS LIABILITIES - 0.1%		22,022
NET ASSETS - 100.0%		$29,545,131

REIT - Real Estate Investment Trust

ETF - Exchange Traded Fund

+	Variable rate security - interest rate is as October 31, 2014.

*	Non Income producing security.

See accompanying notes to financial statements.

75

SCHEDULE OF INVESTMENTS
Dunham Small Cap Value Fund (Continued)
October 31, 2014

Portfolio Composition * - (Unaudited)
Financial	39.15%	Basic Materials	4.53%
Consumer, Cyclical	12.08%	Energy	4.10%
Consumer, Non-Cyclical	11.49%	Mutual Fund	3.65%
Industrial	8.91%	Communications	2.60%
Technology	6.77%	Short-Term Investment	1.83%
Utilities	4.89%	Total	100.00%

*	Based on total value of investments as of October 31, 2014.

Percentage may differ from Schedule of Investments which are based on Fund net assets.

See accompanying notes to financial statements.

76

Dunham Emerging Markets Stock Fund
Message from the Sub-Adviser (Bailard, Inc.)

The MSCI Emerging Markets Index gained 0.6 percent in the 12-month period ending October 31, 2014, outpacing developed markets, as measured by the MSCI EAFE Index, which declined 0.6 percent over the same time period. After mediocre results the previous fiscal year, fiscal year 2014 began with emerging markets losing 9.2 percent by the end of the first fiscal quarter. However, the next two fiscal quarters saw a rebound, with returns of 6.8 percent and 8.3 percent for the fiscal second and third quarters, respectively. As the fourth fiscal quarter came to a close, emerging markets were, once again, in the negative, down 4.2 percent for the fiscal quarter. As the year played out on a global scale, economic woes were felt throughout Europe, Japan, and China. In the U.S., however, economic recovery and signs of growth piqued the interest of investors, who chose the risk profile of U.S. markets over much of the rest of the world. The MSCI Emerging Markets Index was dwarfed by its U.S. counterpart, as measured by the S&P 500, which gained 17.3 percent in the fiscal year ended October 31, 2014.

The Sub-Adviser continues to focus on individual countries and bottom-up stock selection within those countries, with overweights or underweights to economic sectors being largely incidental. This year, the Sub-Adviser added another factor to its model that is based on investor sentiment. Hundreds of news stories about specific companies are collected on a monthly basis and scored based on how positive or negative the articles are using computer-based textual analysis. The results are somewhat similar to momentum but have a relatively low correlation to other factors, according to the Sub-Adviser. For the year, country selection added to Fund returns but stock selection benefitted the Fund even more.

Exposure to Vietnam enhanced performance on a relative and absolute basis. The benchmark index had no exposure to this country while the Fund held a 1.4 percent position for the fiscal year. The Fund held the Market Vectors Vietnam ETF (VNM) (holdings percentage*: 3.67 percent), whose objective is to replicate as closely as possible the price and yield performance of the Market Vectors Vietnam Index, returned 16.2 percent for the 12 month period ended October 31, 2014. The Sub-Adviser commented that Vietnam is a frontier market that is experiencing better efficiency in the capital markets and could not be ignored despite the fact that the index does not currently have any holdings in this country.

Although the Sub-Adviser held a severe underweight to Russia in the first half of the fiscal year, overall, the Fund was overweight Russia over the entire fiscal year, which detracted from Fund returns. The Fund held the Market Vectors Russia EFT (RSX) (holdings percentage*: 2.02 percent), which measures a broad index of Russian companies, lost 22.79 percent for the fiscal year. Russian stocks had been under intense pressure due to the situation in the Ukraine during the first half of the year. The Sub-Adviser increased the exposure to Russia under the belief that the country had been oversold. In addition to the unrest in the Ukraine, pressures from sanctions and falling oil prices weighed on the performance on Russian stocks.

The overweight to India, 8.83 percent versus the benchmark index weight of 6.57 percent, benefitted the Fund over the fiscal year. This, coupled with stock selection, was one of the highest contributors to Fund performance for the fiscal year ended October 31, 2014. Infosys Limited (INFY) (holdings percentage*: 3.68 percent), a provider of information technology consulting and software services, gained 22.9 percent, and Tata Motors Limited (TTM) (holdings percentage*: 2.70 percent), a manufacturer or cars and commercial automotive vehicles, was up 20.2 percent. These were two holdings that had the largest impact on overall Fund performance for the fiscal year.

The overweight to Egypt enhanced performance on both a relative and absolute basis as Egyptian stocks held by the Fund outperformed those in the benchmark as well as the overall index by a wide margin. The Sub-Adviser overweighted the country by nearly 4.9 percent, which amplified the effect of the outperformance. Commercial International Bank SAE GDR (CBKD.LI) (holdings percentage*: 4.28 percent), which engages in corporate, retail, and investment banking, gained 81.4 percent in the fiscal year ended October 31, 2014.

Going forward, the Sub-Adviser believes some convergence has yet to occur between developed and emerging markets and anticipates that quantitative easing in Europe to spur inflation may help emerging markets more than developed markets. Continued economic strength in the United States may also benefit emerging market countries, although continued strength in the U.S. dollar could present headwinds. The Sub-Adviser believes that emerging market stocks overall still look undervalued with many attractive opportunities. Particularly, the Sub-Adviser believes opportunities exist in India, Pakistan, and Egypt in the near future.

*	Holdings percentage(s) as of 10/31/2014.

Growth of $10,000 Investment - (Unaudited)

Total Returns as of October 31, 2014

		Annualized	Annualized	Annualized Since Inception
	One Year	Three Years	Five Years	(12/10/04)
Class N	0.68%	3.20%	2.35%	7.17%
Class C	(0.43)%	2.17%	1.31%	6.12%
Class A with load of 5.75%	(5.44)%	0.94%	0.90%	(0.11)%*
Class A without load	0.35%	3.96%	2.10%	0.65%*
MSCI Emerging Markets Index (net)	0.64%	3.24%	4.64%	9.98%
Morningstar Diversified Emerging Markets Category	1.40%	4.10%	4.66%	8.81%

*	Class A commenced operations on January 3, 2007.

The MSCI Emerging Markets Index (net) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. Investors cannot invest directly in an index or benchmark.

The Morningstar Diversified Emerging Markets Category is generally representative of mutual funds that primarily invest among 20 or more developing nations, with a general focus on the emerging markets of Asia and Latin America rather than on the emerging markets countries in the Middle East, Africa, or Europe.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including underlying funds, are 2.01% for Class N, 3.01% for Class C and 2.26% for Class A. Class A shares are subject to a sales load of 5.75% and a deferred sales charge of up to 0.75%. The performance data quoted here represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of fund shares or fund distributions. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com.

77

SCHEDULE OF INVESTMENTS
Dunham Emerging Markets Stock Fund
October 31, 2014

Security	Shares	Value
COMMON STOCK - 87.2%
AUTO MANUFACTURERS - 2.7%
Tata Motors Ltd. - ADR	25,000	$1,177,500

BANKS - 20.9%
Banco Macro SA - ADR	10,000	422,400
Bank Negara Indonesia Persero Tbk PT	1,000,000	492,865
Bank Rakyat Indonesia Persero Tbk PT	800,000	733,117
China Construction Bank Corp.	700,000	522,280
Commercial International Bank Egypt SAE - GDR	275,000	1,865,825
FirstRand Ltd.	200,000	856,064
Grupo Financiero Galicia SA - ADR	15,000	220,500
ICICI Bank Ltd. - ADR	30,000	1,690,800
Industrial & Commercial Bank of China Ltd.	800,000	531,178
Kasikornbank PCL - NVDR	60,000	434,246
Krung Thai Bank PCL -NVDR	800,000	571,784
Sberbank of Russia OAO - ADR	13,000	97,630
Sberbank of Russia - ADR	37,000	280,830
United Bank Ltd.	187,700	359,061
		9,078,580
BUILDING MATERIALS - 2.9%
China Resources Cement Holdings Ltd.	400,000	272,005
Lucky Cement Ltd.	100,000	404,025
Semen Indonesia Persero Tbk PT	200,000	262,711
Taiwan Cement Corp.	200,000	305,571
		1,244,312
CHEMICALS - 1.5%
Engro Corp Ltd.	250,000	406,802
PTT Global Chemical PCL - NVDR	120,000	227,534
		634,336
COAL - 0.5%
Adaro Energy Tbk PT	2,400,000	225,691

COMMERCIAL SERVICES - 2.9%
Cielo SA	15,000	249,194
Kroton Educational SA	80,000	576,818
Zhejiang Expressway Co., Ltd.	450,000	453,773
		1,279,785
COMPUTERS - 6.7%
Infosys Ltd. - ADR	24,000	1,604,640
Inventec Corp.	600,000	416,975
Lenovo Group Ltd.	600,000	884,420
		2,906,035
DISTRIBUTION / WHOLESALE - 2.2%
Hanwha Corp.	14,000	358,683
SK Networks Co., Ltd. *	60,000	615,496
		974,179
Security	Shares	Value

DIVERSIFIED FINANCIAL SERVICES - 2.4%
CTBC Financial Holding Co., Ltd.	865,649	$606,316
Mirae Asset Securities Co., Ltd.	10,000	429,535
		1,035,851
ELECTRIC - 2.1%
Cia Energetica de Minas Gerais - ADR	35,000	202,300
Huaneng Power International, Inc.	350,000	430,313
Korea Electric Power Corp.	6,000	263,353
		895,966
ELECTRONICS - 2.5%
Hon Hai Precision Industry Co., Ltd.	224,000	708,087
Pegatron Corp.	200,000	364,050
		1,072,137
ENGINEERING & CONSTRUCTION - 1.4%
Airports of Thailand PCL - NVDR	40,000	296,914
TAV Havalimanlari Holding AS	40,000	335,963
		632,877
ENVIRONMENTAL CONTROL - 1.4%
Coway Co., Ltd.	8,000	611,522

FOOD - 2.1%
Indofood Sukses Makmur Tbk PT	900,000	508,353
Magnit PJSC - GDR	6,000	402,656
		911,009
FOREST PRODUCTS & PAPER - 0.4%
Mondi Ltd.	10,000	167,344

GAS - 0.7%
Perusahaan Gas Negara Persero Tbk PT	600,000	295,554

HEALTHCARE - SERVICES- 0.7%
Netcare Ltd.	100,000	302,326

HOLDING COMPANIES - DIVERSIFIED - 0.4%
Barloworld Ltd	20,000	173,628

INSURANCE - 1.6%
PICC Property & Casualty Co., Ltd.	250,000	458,618
Porto Seguro SA	20,000	242,518
		701,136
INTERNET - 1.2%
MercadoLibre, Inc.	4,000	544,600

IRON / STEEL- 1.0%
Eregli Demir ve Celik Fabrikalari TAS	200,000	417,346

See accompanying notes to financial statements.

78

SCHEDULE OF INVESTMENTS
Dunham Emerging Markets Stock Fund (Continued)
October 31, 2014

Security	Shares	Value

MINING - 1.3%
MMC Norilsk Nickel OJSC - ADR	12,000	$224,280
Sesa Sterlite Ltd. - ADR	20,000	336,800
		561,080
OIL & GAS - 9.0%
Gazprom OAO - ADR	90,000	593,820
Lukoil OAO - ADR	20,000	982,000
Pakistan Petroleum Ltd.	200,000	397,685
PTT PCL - NVDR	60,000	678,325
Reliance Industries Ltd. - GDR	15,000	484,834
Sasol Ltd.	5,000	249,501
YPF SA - ADR	15,000	527,550
		3,913,715
OIL & GAS SERVICES - 1.2%
China Oilfield Services Ltd.	250,000	522,521

PHARMACEUTICALS - 2.7%
Dr Reddy’s Laboratories Ltd. - ADR	15,000	784,350
Sihuan Pharmaceutical Holdings Group Ltd.	500,000	399,258
		1,183,608
REAL ESTATE - 1.2%
Pakuwon Jati Tbk PT	8,000,000	297,918
Shimao Property Holdings Ltd.	100,000	215,228
		513,146
RETAIL - 0.5%
GOME Electrical Appliances Holding Ltd.	1,400,000	220,568

SEMICONDUCTORS - 4.4%
Advanced Semiconductor Engineering, Inc. - ADR	70,000	431,900
Siliconware Precision Industries Co., Ltd - ADR	50,000	356,500
SK Hynx, Inc. *	25,000	1,114,763
		1,903,163
TELECOMMUNICATIONS - 8.8%
China Mobile Ltd.	60,000	746,566
Global Telecom Holding - GDR *	200,000	600,600
Mobile Telesystems OJSC - ADR	20,000	286,000
Samart Corp. PLC - NVDR	400,000	405,289
SK Telecom Co., Ltd.	1,000	250,578
Security	Shares	Value

TELECOMMUNICATIONS - 8.8% (continued)
Telecom Argentina SA - ADR	12,000	$276,840
Telekomunikasi Indonesia Persero Tbk PT	3,500,000	797,116
Turkcell lletisim Hizmetleri AS *	40,000	232,808
Vodacom Group Ltd.	20,000	242,655
		3,838,452

TOTAL COMMON STOCK (Cost - $34,465,192)		37,937,967

PREFERRED STOCK - 3.5%
FOOD - 2.0%
Cia Brasileira de Distribucao	20,000	848,406

HOLDING COMPANIES - DIVERSIFIED - 1.5%
Itausa - Investimentos Itau SA	165,000	666,252

TOTAL PREFERRED STOCK (Cost - $1,387,787)		1,514,658

EXCHANGE TRADED FUNDS - 7.1%
EQUITY FUNDS - 7.1%
iShares MSCI Thailand Capped ETF	7,500	623,400
Market Vectors Russia ETF	40,000	879,200
Market Vectors Vietnam ETF	75,000	1,602,750
TOTAL EXCHANGE TRADED FUNDS (Cost - $3,305,978)		3,105,350

SHORT-TERM INVESTMENT - 2.5%
MONEY MARKET FUND - 2.5%
First American Government Obligations Fund - 0.01% +
(Cost - $1,060,672)	1,060,672	1,060,672

TOTAL INVESTMENTS - 100.3% (Cost - $40,219,630)		$43,618,647
LIABILITIES LESS OTHER ASSETS - (0.3)%		(117,095)
NET ASSETS - 100.0%		$43,501,552

*	Non-income producing security.

+	Variable rate security. Interest rate is as of October 31, 2014.

ADR - American Depositary Receipt.

GDR - Global Depositary Receipt.

NVDR - Non-Voting Depositary Receipt

Portfolio Composition * - (Unaudited)
India	13.94%	Taiwan	7.31%
China	10.14%	Russia	6.57%
United States	9.55%	Brazil	6.39%
South Korea	8.35%	Thailand	5.99%
Indonesia	8.28%	Other Countries	23.48%
		Total	100.00%

*	Based on total value of investments as of October 31, 2014.

Percentage may differ from Schedule of Investments which is based on Fund net assets.

See accompanying notes to financial statements.

79

Dunham Small Cap Growth Fund

Message from the Sub-Adviser (Pier Capital, LLC)

Following a banner year for small capitalization growth stocks, fiscal year 2014 saw increased volatility and tamer returns, as small capitalization growth stocks, measured by the Russell 2000 Growth Index, gained 8.3 percent for the fiscal year ending October 31, 2014. Growth stocks in the small capitalization space lagged their larger capitalization peers, as measured by the Russell 1000 Growth Index, by 8.8 percent for the fiscal year as investors grew cautious of small capitalization growth stocks and opted for their larger brethren as the preferred risk option. Small capitalization growth stocks outpaced small capitalization value stocks, as measured by the Russell 2000 Value Index, by 0.4 percent, which also had a volatile year. Small capitalization growth stocks, in general, lagged the market as a whole, as measured by the Russell 3000 Index, by 7.8 percent for the year ending October 31, 2014.

During the fiscal year, there were no material changes to the Sub-Adviser’s investment decision making process. The Sub-Adviser continued to implement a bottom-up process to selecting stocks for the Fund, focusing on individual firm characteristics rather than sector weightings or the economy as a whole. It seeks companies on the verge of experiencing large increases in market share. By seeking out and identifying market catalysts, the Sub-Adviser believes that the securities it selects for the Fund are tailored towards organic growth due to some kind of market advantage. The Sub-Adviser feels global growth concerns are on the mend in developed markets but, in general, do not impact the Fund, as the holdings are generally U.S.-driven and its confidence in continued growth, albeit at a modest pace, is high.

The sectors which provided a strong benefit to the Fund during the fiscal year were healthcare and industrials. Small cap growth healthcare stocks in the Fund were primarily helped by Intercept Pharmaceuticals, Inc. (ICPT) (holdings percentage**: 0.50 percent), which manufactures and markets biopharmaceutical products, with a focus on the development and commercialization of therapeutics to treat chronic liver diseases utilizing proprietary bile acid chemistry. The company gained as much as 321 percent in early January after stopping the trial of obeticholic acid early when data showed its experimental treatment was effective in treating fatty liver disease. The stock gained 253.1 percent during the fiscal year before the Sub-Adviser exited all positions on October 13. From the Industrials Sector, Spirit Airlines Inc. (SAVE) (holdings percentage*: 0.90 percent), a low-fare airline based in Miramar, Florida, providing travel opportunities principally to and from South Florida, the Caribbean, and Latin America. The stock gained 69.4 percent for the fiscal year, helped in part by falling oil prices.

Speaking of falling oil prices, one of the highest underperforming sectors was energy. Willbros Group, Inc. (WG) (holdings percentage**: 0.46 percent), an independent contractor providing construction, engineering, and specialty services to the oil and gas industry, for private industry, and for government entities worldwide. The stock fell 53.6 percent during the fiscal year on productivity issues and its inability to execute its growth strategy. The Sub-Adviser completely exited the holding on October 22. Another sector that detracted from the Fund was information technology. A10 Networks, Inc. (ATEN) (holdings percentage**: 0.40 percent), a provider of computer networking products and security solutions. The stock lost 71.9 percent in the fiscal year due to business issues in certain markets outside of the U.S., namely Japan, before the Sub-Adviser sold all holdings in the stock on October 8.

The Sub-Adviser believes that stocks are still fairly attractive based on valuations and that corporations are sitting on a lot of cash that could be put to use at some point in the near future. In addition, the Sub-Adviser does not see any significant headwinds to growth on the immediate horizon. Furthermore, as the U.S. economy continues on its modest growth trajectory, the Sub-Adviser is optimistic that there may be a move from bonds to stocks as interest rates potentially increase. This could create an environment in which stocks show strength.

*	Holdings percentage(s) as of 10/31/2014.

**	Holdings percentage(s) as of the date prior to the sale of the security.

Growth of $10,000 Investment - (Unaudited)

Total Returns as of October 31, 2014

		Annualized	Annualized	Annualized Since Inception
	One Year	Three Years	Five Years	(12/10/04)
Class N	3.59%	15.64%	15.66%	8.14%
Class C	2.56%	14.50%	14.51%	7.08%
Class A with load of 5.75%	(2.64)%	13.10%	14.00%	6.97%*
Class A without load	3.30%	15.35%	15.36%	7.79%*
Russell 2000 Growth Index	8.26%	18.42%	18.61%	8.63%
Morningstar Small Cap Growth Category	5.98%	16.42%	16.81%	7.33%

*	Class A commenced operations on January 3, 2007.

The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. Investors cannot invest directly in an index or benchmark.

The Morningstar Small Cap Growth Category is generally representative of mutual funds that primarily invest in small (small capitalization) U.S. companies that are projected to grow faster than other small-cap stocks.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including the cost of underlying funds, are 1.36% for Class N, 2.36% for Class C and 1.61% for Class A. Class A shares are subject to a sales load of 5.75% and a deferred sales charge of up to 0.75%. The performance data quoted here represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of fund shares or fund distributions. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com.

80

SCHEDULE OF INVESTMENTS
Dunham Small Cap Growth Fund
October 31, 2014

Security	Shares	Value
COMMON STOCK - 96.0%
ADVERTISING - 2.0%
Alliance Data Systems Corp. *	958	$271,449
MDC Partners, Inc. - Class A	16,300	337,410
		608,859
AIRLINES - 1.9%
Allegiant Travel Co.	2,395	319,661
Spirit Airlines, Inc. *	3,696	270,214
		589,875
APPAREL - 2.3%
Carter’s, Inc.	3,370	263,298
Sequential Brands Group, Inc. *	11,082	138,968
Skechers U.S.A., Inc. - Class A *	5,711	312,677
		714,943
AUTO PARTS & EQUIPMENT - 1.1%
Motorcar Parts of America, Inc. *	11,806	342,846

BANKS - 4.6%
Bank of the Ozarks	9,317	328,331
BankUnited, Inc.	8,684	259,652
Customers Bancorp, Inc. *	15,973	305,084
Signature Bank *	1,982	240,080
ViewPoint Financial Group	10,728	292,553
		1,425,700
BEVERAGES - 1.0%
Keurig Green Mountain, Inc.	2,028	307,749

BIOTECHNOLOGY - 1.7%
Exact Sciences Corp. *	5,313	127,884
Synageva BioPharma Corp. *	1,675	126,864
Vertex Pharmaceuticals, Inc. *	2,474	278,671
		533,419
BUILDING MATERIALS - 4.1%
Apogee Enterprises, Inc.	8,294	364,107
Caesarstone Sdot-Yam Ltd.	6,794	379,513
NCI Building Systems, Inc. *	15,632	310,608
PGT, Inc. *	19,329	181,789
		1,236,017
COMMERICAL SERVICES - 7.2%
Aaron’s, Inc.	8,639	213,902
Nord Anglia Education, Inc. *	16,702	285,270
PAREXEL International Corp. *	5,083	276,058
Team Health Holdings, Inc. *	4,328	270,673
TriNet Group, Inc. *	18,597	556,422
WEX, Inc. *	2,418	274,588
WuXi Pharma Tech Cayman - ADR *	8,886	335,002
		2,211,915
COMPUTERS - 2.8%
EPAM Systems *	5,944	283,767
iGate Corp. *	7,958	294,844
Manhattan Associates, Inc. *	7,159	287,147
		865,758
DIVERSIFIED FINANCIAL SERVICES - 1.5%
Portfolio Recovery Associates, Inc. *	5,171	327,066
Pzena Investment Management Inc. - Class A	14,109	141,795
		468,861
Security	Shares	Value
ENGINEERING & CONSTRUCTION - 1.1%
Tutor Perini Corp. *	11,721	$328,305

ENTERTAINMENT - 0.9%
AMC Entertainment Holdings, Inc.	10,503	266,776

ENVIRONMENTAL CONTROL - 0.8%
US Ecology, Inc.	5,220	262,462

FOOD - 1.0%
United Natural Foods, Inc. *	4,637	315409

HEALTHCARE-PRODUCTS - 10.9%
Abaxis, Inc.	5,443	286,628
Cepheid, Inc. *	10,675	565,882
Cooper Cos, Inc.	1,415	231,918
DexCom, Inc. *	8,515	382,749
Inogen, Inc. *	6,552	154,693
Insulet Corp. *	3,278	141,511
K2M Group Holdings, Inc. *	19,459	313,290
LDR Holding Corp. *	4,612	158,837
Nanostring Technologies, Inc. *	10,537	112,219
Spectranetics Corp. *	11,508	365,609
STERIS Corp.	4,312	266,482
Zeltiq Aesthetics, Inc. *	14,889	381,754
		3,361,572
HEALTHCARE-SERVICES - 5.0%
Acadia Healthcare Co., Inc. *	4,550	282,328
Centene Corp. *	2,862	265,222
HCA Holdings, Inc. *	3,478	243,634
LifePoint Hospitals, Inc. *	4,063	284,410
Surgical Care Affiliates, Inc. *	14,839	455,260
		1,530,854
INSURANCE - 0.4%
Federated National Holding Co.	3,740	125,140

INTERNET - 6.0%
ComScore, Inc. *	7,701	324,520
GrubHub, Inc. *	7,491	272,373
Marketo, Inc. *	10,331	333,381
TrueCar, Inc. *	10,698	179,726
TubeMogul, Inc. *	9,320	144,833
Zendesk, Inc. *	11,355	295,230
Zulily, Inc. *	8,024	291,913
		1,841,976
LEISURE TIME - 0.5%
Malibu Boats, Inc. *	8,480	158,237

MISCELLANEOUS MANUFACTURING - 2.0%
CLARCOR, Inc.	4,596	307,748
Proto Labs, Inc. *	4,510	294,819
		602,567
OIL & GAS - 3.0%
Diamondback Energy, Inc. *	3,475	237,829
Oasis Petroleum, Inc. *	5,256	157,470

See accompanying notes to financial statements.

81

SCHEDULE OF INVESTMENTS
Dunham Small Cap Growth Fund (Continued)
October 31, 2014

Security	Shares	Value
OIL & GAS (Continued) - 3.0%
PDC Energy, Inc. *	5,784	$252,876
RSP Permian, Inc. *	10,808	264,472
		912,647
PHARMACEUTICALS - 2.3%
Cempra, Inc. *	21,772	296,099
Pacira Pharmaceuticals, Inc. *	1,422	131,990
Quintiles Transnational *	4,869	285,031
		713,120
PIPELINES - 1.0%
Primoris Services Corp.	11,050	317,356

REAL ESTATE - 1.1%
Marcus & Millichap, Inc. *	10,691	332,062

RETAIL - 7.7%
Buffalo Wild Wings, Inc. *	2,160	322,445
Burlington Stores, Inc. *	6,786	284,605
Chuy’s Holdings, Inc. *	8,581	256,658
Five Below, Inc. *	7,503	299,145
Jack in the Box, Inc.	4,153	295,029
Mattress Firm Holding Corp. *	2,074	131,056
Papa John’s Intl., Inc.	5,804	271,395
Red Robin Gourmet Burgers, Inc. *	4,309	236,866
Restoration Hardware Holding *	3,366	270,357
		2,367,556
SEMICONDUCTORS - 6.4%
Ambarella, Inc. *	6,692	296,389
Avago Technologies Ltd.	4,123	355,609
Cavium, Inc. *	6,639	340,647
IPG Photonics Corp. *	4,442	326,087
Mellanox Technologies Ltd. *	3,016	135,087
NXP Semiconductor NV *	3,765	258,505
Silicon Motion Technology Corp. - ADR	10,237	242,719
		1,955,043
SOFTWARE - 10.9%
Benefitfocus, Inc. *	13,525	374,778
Cornerstone OnDemand, Inc. *	7,763	281,564
Security	Shares	Value
SOFTWARE (Continued) - 10.9%
Cvent, Inc. *	17,410	$451,615
Medidata Solutions, Inc. *	6,415	289,381
Paycom Software, Inc. *	7,868	139,657
Pegasystems, Inc.	12,530	271,525
Proofpoint, Inc. *	7,974	351,175
Qlik Technologies, Inc. *	10,719	303,884
SolarWinds, Inc. *	6,652	316,303
Tyler Technologies, Inc. *	2,450	274,204
Verint Systems, Inc. *	5,171	297,281
		3,351,367
TELECOMMUNICATIONS - 0.9%
Fortinet, Inc. *	10,850	282,642

TRANSPORTATION - 3.9%
Old Dominion Freight Line, Inc. *	4,671	340,376
Roadrunner Transportation Systems, Inc. *	10,803	222,650
Saia, Inc. *	7,048	345,493
Swift Transportation Co. *	11,427	282,248
		1,190,767

TOTAL COMMON STOCK		29,521,800
(Cost - $26,377,954)

SHORT-TERM INVESTMENT - 1.7%
MONEY MARKET FUND - 1.7%
Fidelity Institutional Money Market Funds -
Government Portfolio, 0.01% +	528,758	528,758
TOTAL SHORT-TERM INVESTMENT (Cost - $528,758)

TOTAL INVESTMENTS - 97.7% (Cost - $26,906,712)		$30,050,558
OTHER ASSETS LESS LIABILITIES - 2.3%		709,686
NET ASSETS - 100.0%		$30,760,244

ADR - American Depositary Receipt.

*	Non-Income producing security.

+	Variable rate security. Interest rate is as of October 31, 2014.

Portfolio Composition * - (Unaudited)
Consumer, Non-Cyclical	29.9%	Communications	9.1%
Technology	20.5%	Financial	7.8%
Consumer, Cyclical	14.8%	Energy	4.1%
Industrial	12.0%	Short-Term Investment	1.8%
		Total	100.0%

*	Based on total value of investments as of October 31, 2014.

Percentage may differ from Schedule of Investments which is based on Fund net assets.

See accompanying notes to financial statements.

82

STATEMENTS OF ASSETS AND LIABILITIES
October 31, 2014

	Dunham	Dunham			Dunham
	Corporate /	Monthly	Dunham	Dunham	International	Dunham	Dunham	Dunham
	Government	Distribution	Floating Rate	High-Yield	Opportunity	Dynamic Macro	Alternative	Appreciation &
	Bond Fund	Fund	Bond Fund	Bond Fund	Bond Fund	Fund	Strategy Fund	Income Fund
Assets:
Investments in securities, at cost	$50,087,829	$289,509,097	$83,291,830	$133,100,213	$48,049,048	$14,907,958	$17,675,686	$25,930,462
Investments in securities, at value	$50,753,992	$285,554,934	$82,249,765	$134,218,506	$46,595,769	$15,039,512	$18,328,328	$26,995,080
Foreign currency, at value (Cost $541,235 and $215,097, respectively)	—	538,722	—	—	206,494	—	—	—
Deposits with brokers	—	30,926,103	—	—	387,836	4,456	—	—
Unrealized appreciation on swap contracts	—	3,048,136	—	—	—	—	—	—
Unrealized appreciation on futures	—	—	—	—	21,674	166,921	—	—
Cash	—	23,150,000	—	—	—	—	—	—
Receivable for securities sold	672,731	8,337,659	1,475,619	281,269	275,645	—	3,953,688	363,938
Receivable for swaps closed	—	27,557		—	—	—	—	—
Interest and dividends receivable	473,619	723,051	396,146	2,258,977	593,588	3,219	1,425	91,370
Receivable for fund shares sold	841	204,284	31,248	23,635	920	29,046	30,090	32,902
Receivable for open forward foreign currency contracts	—	655,654	—	—	204,700	—	—	—
Prepaid expenses and other assets	21,663	47,617	36,589	23,326	32,357	37,541	20,077	19,110
Total Assets	51,922,846	353,213,717	84,189,367	136,805,713	48,318,983	15,280,695	22,333,608	27,502,400

Liabilities:
Option contracts written (premiums received $6,382,121)	—	5,033,911	—	—	—	—	—	—
Securities sold short (proceeds $49,240,522)	—	53,633,526	—	—	—	—	—	—
Unrealized depreciation on swaps	—	4,385,807	—	—	—	—	—	—
Unrealized depreciation on futures	—	—	—	—	54,965	39,363	—	—
Payable for dividends on short sales	—	138,455	—	—	—	—	—	—
Payable for securities purchased	546,837	4,928,745	3,728,546	454,302	—	—	3,872,766	317,981
Payable for fund shares redeemed	44,420	153,725	199,565	71,496	65,779	255	204	486
Payable for open forward foreign currency contracts	—	13,745		—	305,677	—	—	—
Distributions payable	837	105,501	1,925	42,636	70	—	—	—
Payable to adviser	21,786	164,285	40,748	69,249	25,388	6,255	9,590	13,984
Payable to sub-adviser	11,142	238,222	13,583	21,714	7,608	10,696	3,097	8,423
Payable for distribution fees	3,654	57,092	2,048	23,282	177	1,687	1,243	8,475
Payable for administration fees	163	14,695	7,304	8,753	1,479	528		2,308
Payable for fund accounting fees	—	7,431	1,933	3,662	1,471	300	75	770
Payable for transfer agent fees	1,260	2,208	1,208	1,358	100	725	777	1,208
Payable for custody fees	2,443	9,200	1,100	1,500	11,686	917	980	1,140
Accrued expenses and other liabilities	28,476	39,053	19,584	21,182	13,376	20,927	23,384	16,420
Total Liabilities	661,018	68,925,601	4,017,544	719,134	487,776	81,653	3,912,116	371,195

Net Assets	$51,261,828	$284,288,116	$80,171,823	$136,086,579	$47,831,207	$15,199,042	$18,421,492	$27,131,205

Net Assets:
Paid in capital	$51,047,955	$295,279,485	$81,262,121	$138,354,074	$49,376,579	$15,332,903	$19,347,346	$21,476,827
Accumulated net investment income (loss)	13,411	1,364,137	20,255	17,754	93,827	—	(259,611)	259,459
Accumulated net realized gain (loss) on investments, options, securities sold short, futures, swap contracts, and foreign currency transactions	(465,701)	(4,658,284)	(68,488)	(3,403,542)	—	(392,973)	(1,318,885)	4,330,301
Net unrealized appreciation (depreciation) on investments, options, securities sold short, futures, swap contracts, and foreign currency translations	666,163	(7,697,222)	(1,042,065)	1,118,293	(1,639,199)	259,112	652,642	1,064,618

Net Assets	$51,261,828	$284,288,116	$80,171,823	$136,086,579	$47,831,207	$15,199,042	$18,421,492	$27,131,205

Net Asset Value Per Share
Class N Shares:
Net Assets	$43,887,722	$156,963,837	$63,119,900	$102,412,138	$42,439,595	$11,758,385	$15,355,247	$18,575,943
Shares of beneficial interest outstanding (no par value; unlimited shares authorized)	3,102,835	4,112,863	6,396,778	10,766,474	4,401,312	1,218,508	628,093	1,708,067
Net asset value, offering and redemption price per share	$14.14	$38.16	$9.87	$9.51	$9.64	$9.65	$24.45	$10.88

Class A Shares:
Net Assets	$3,683,609	$79,131,732	$13,663,993	$22,021,974	$3,512,916	$1,728,957	$2,008,045	$4,508,927
Shares of beneficial interest outstanding (no par value; unlimited shares authorized)	260,711	2,109,090	1,385,012	2,297,645	364,395	178,652	83,435	415,759
Net asset value and redemption price per share *	$14.13	$37.52	$9.87	$9.58	$9.64	$9.68	$24.07	$10.85
Front-end sales charge factor	0.9550	0.9425	0.9425	0.9550	0.9425	0.9425	0.9425	0.9425
Offering price per share (Net asset value per share / front-end sales charge factor)	$14.80	$39.81	$10.47	$10.03	$10.23	$10.27	$25.54	$11.51

Class C Shares:
Net Assets	$3,690,497	$48,192,547	$3,387,930	$11,652,467	$1,878,696	$1,711,700	$1,058,200	$4,046,335
Shares of beneficial interest outstanding (no par value; unlimited shares authorized)	262,755	1,505,617	343,572	1,232,363	195,262	179,753	46,042	379,574
Net asset value, offering and redemption price per share	$14.05	$32.01	$9.86	$9.46	$9.62	$9.52	$22.98	$10.66
*	For certain purchases of $1 million or more, a 0.75% contingent deferred sales charge may apply to redemptions made within eighteen months of purchase.

See accompanying notes to financial statements.

83

STATEMENTS OF ASSETS AND LIABILITIES (Continued)
October 31, 2014

			Dunham				Dunham
	Dunham	Dunham	Focused	Dunham	Dunham	Dunham	Emerging	Dunham
	Large Cap	Alternative	Large Cap	Real Estate	International	Small Cap	Markets	Small Cap
	Value Fund	Income Fund	Growth Fund	Stock Fund	Stock Fund	Value Fund	Stock Fund	Growth Fund
Assets:
Investments in securities, at cost	$34,598,543	$7,420,760	$53,594,106	$35,858,698	$68,042,475	$27,592,626	$40,219,630	$26,906,712
Investments in securities, at value	$55,126,479	$7,833,919	$61,478,265	$45,334,864	$71,510,119	$29,523,109	$43,618,647	$30,050,558
Foreign currency, at value (Cost $298,677 & $91, respectively)	—	—	—	—	295,408	—	90	—
Receivable for securities sold	—	107,258	—	308,427	218,606	—	—	1,815,807
Interest and dividends receivable	53,712	25,977	3,152	21,194	175,738	21,363	61,714	2,196
Receivable for fund shares sold	105,883	2,595	90,460	81,344	152,364	36,195	76,527	19,311
Receivable for open forward foreign currency contracts	—	—	—	—	798,709	—	—	—
Prepaid expenses and other assets	19,135	6,732	21,442	28,312	22,512	22,966	20,921	20,547
Total Assets	55,305,209	7,976,481	61,593,319	45,774,141	73,173,456	29,603,633	43,777,899	31,908,419

Liabilities:
Payable for securities purchased	—	55,540	—	473,265	606,259	—	205,109	1,083,424
Payable for fund shares redeemed	1,218	—	100,494	2,805	27,185	887	786	19,567
Payable for open forward foreign currency contracts	—	—	—	—	633,291	—	—	—
Payable to adviser	29,019	4,144	31,793	24,162	38,089	15,074	22,679	14,161
Payable to sub-adviser	463	1,020	12,242	26,400	54,122	18,039	17,770	59
Payable for distribution fees	6,636	3,191	7,637	3,745	9,024	3,388	6,001	9,465
Payable for administration fees	422	592	2,830	2,245	1,151	440	502	1,236
Payable for fund accounting fees	279	—	1,506	1,193	418	277	284	679
Payable for transfer agent fees	404	1,200	1,833	1,208	—	396	501	1,208
Payable for custody fees	1,039	1,437	1,750	1,201	2,762	971	5,099	3,250
Accrued expenses and other liabilities	24,351	23,025	17,347	16,268	20,365	19,030	17,616	15,126
Total Liabilities	63,831	90,149	177,432	552,492	1,392,666	58,502	276,347	1,148,175

Net Assets	$55,241,378	$7,886,332	$61,415,887	$45,221,649	$71,780,790	$29,545,131	$43,501,552	$30,760,244

Net Assets:
Paid in capital	$36,201,265	$7,289,932	$54,698,725	$33,773,967	$67,073,821	$25,750,717	$43,541,338	$25,135,418
Undistributed net investment income (loss)	242,115	89,941	(390,591)	139,020	874,937	37,382	535,400	—
Accumulated net realized gain (loss) on investments and foreign currency transactions	(1,729,938)	93,300	(776,406)	1,832,496	226,344	1,826,549	(3,973,993)	2,480,980
Net unrealized appreciation on investments and foreign currency translations	20,527,936	413,159	7,884,159	9,476,166	3,605,688	1,930,483	3,398,807	3,143,846
Net Assets	$55,241,378	$7,886,332	$61,415,887	$45,221,649	$71,780,790	$29,545,131	$43,501,552	$30,760,244

Net Asset Value Per Share
Class N Shares:
Net Assets	$41,916,843	$2,961,186	$37,105,570	$37,142,980	$57,358,856	$23,783,135	$35,871,795	$21,152,542
Shares of beneficial interest outstanding (no par value; unlimited shares authorized)	2,585,667	255,626	2,472,189	1,927,210	3,771,890	1,539,028	2,431,231	1,194,447
Net asset value, offering and redemption price per share	$16.21	$11.58	$15.01	$19.27	$15.21	$15.45	$14.75	$17.71

Class A Shares:
Net Assets	$7,685,431	$2,768,383	$19,949,207	$3,912,639	$7,870,838	$3,268,070	$4,036,476	$6,442,854
Shares of beneficial interest outstanding (no par value; unlimited shares authorized)	475,542	239,219	1,338,404	202,402	519,072	212,757	279,498	372,152
Net asset value, and redemption price per share *	$16.16	$11.57	$14.91	$19.33	$15.16	$15.36	$14.44	$17.31
Front-end sales charge factor	0.9425	0.9425	0.9425	0.9425	0.9425	0.9425	0.9425	0.9425
Offering price per share (Net asset value per share / front-end sales charge factor)	$17.15	$12.28	$15.82	$20.51	$16.08	$16.30	$15.32	$18.37
Class C Shares:
Net Assets	$5,639,104	$2,156,763	$4,361,110	$4,166,030	$6,551,096	$2,493,926	$3,593,281	$3,164,848
Shares of beneficial interest outstanding (no par value; unlimited shares authorized)	359,686	187,060	298,902	223,329	446,401	174,186	261,130	204,062
Net asset value, offering and redemption price per share	$15.68	$11.53	$14.59	$18.65	$14.68	$14.32	$13.76	$15.51

*	For certain purchases of $1 million or more, a 0.75% contingent deferred sales charge may apply to redemptions made within eighteen months of purchase.

See accompanying notes to financial statements.

84

STATEMENTS OF OPERATIONS
For the Year Ended October 31, 2014

	Dunham	Dunham			Dunham
	Corporate /	Monthly	Dunham	Dunham	International	Dunham	Dunham	Dunham
	Government	Distribution	Floating Rate	High-Yield	Opportunity	Dynamic Macro	Alternative	Appreciation &
	Bond Fund	Fund	Bond Fund	Bond Fund	Bond Fund	Fund	Strategy Fund	Income Fund
Investment Income:
Interest income	$2,248,726	$1,723,500	$2,666,080	$8,355,303	$823,272	$32	$203,885	$318,523
Dividend income	61,498	6,105,508	27,677	9,191	—	377,158	979	321,285
Less: Foreign withholding taxes	—	(23,936)	—	(38)	(28,985)	(2,768)	—	(1,513)
Total Investment Income	2,310,224	7,805,072	2,693,757	8,364,456	794,287	374,422	204,864	638,295

Operating Expenses:
Investment advisory fees	284,622	1,720,711	385,030	864,240	233,726	61,887	142,220	164,751
Sub-advisory fees	170,773	2,440,869	257,125	576,160	175,295	50,598	142,220	148,782
Sub-advisory performance fees	79,174	718,139	(128,782)	(226,560)	(97,446)	(37,734)	(12,804)	(80,889)
Fund accounting fees	19,492	83,899	20,323	47,673	12,651	3,468	6,364	8,199
Distribution fees- Class C Shares	36,634	425,740	22,618	96,763	12,846	15,413	11,501	39,782
Distribution fees- Class A Shares	9,064	181,202	21,760	51,184	6,202	3,875	12,902	11,186
Administration fees	82,103	148,823	109,138	116,983	33,428	6,585	11,690	25,632
Registration fees	41,923	52,118	52,637	46,812	46,511	37,203	41,556	43,499
Transfer agent fees	20,356	46,747	18,105	24,487	14,873	12,784	14,659	12,980
Custodian fees	16,565	193,623	13,021	11,503	50,274	5,841	9,911	5,930
Professional fees	18,414	39,319	53,122	24,826	27,392	22,089	11,222	18,519
Chief Compliance Officer fees	9,286	44,701	9,458	20,928	3,846	269	1,987	3,208
Printing and postage expense	23,201	91,398	18,940	28,801	18,523	9,553	10,051	7,663
Trustees’ fees	3,385	18,235	4,284	7,168	10,122	806	—	1,264
Insurance expense	3,115	13,100	1,656	3,967	1,017	280	—	719
Non 12b-1 shareholder servicing fees	1,257	52,945	219	9,261	475	3,683	—	2,271
Dividend expenses on short sales	—	990,840	—	—	—	—	—	—
Security borrowing fees	—	467,636	—	—	—	—	—	—
Miscellaneous expenses	4,157	17,997	7,442	9,582	6,756	3,846	5,726	3,124
Total Operating Expenses	823,521	7,748,042	866,096	1,713,778	556,491	200,446	409,205	416,620
Less: Advisory/Sub-advisory fees waived	—	(455,433)		—	—	—	—	—
Net Operating Expenses	823,521	7,292,609	866,096	1,713,778	556,491	200,446	409,205	416,620

Net Investment Income (Loss)	1,486,703	512,463	1,827,661	6,650,678	237,796	173,976	(204,341)	221,675
Realized and Unrealized Gain (Loss) on Investments, Options Purchased, Securities Sold Short, Futures, Written Options, Foreign Currency Transactions and Swap Contracts:
Net realized gain (loss) from:
Investments	(332,208)	23,821,708	(53,987)	1,765,927	160,028	129,740	332,590	4,607,521
Futures	—	—	—	—	(148,051)	35,649	—	—
Options purchased	—	(7,667,178)	—	—	—	35,691	—	—
Securities sold short	—	(7,229,045)	—	—	—	—	—	—
Written options	—	3,698,386	—	—	—	—	—	—
Swap Contracts		10,063,884	—	—	—	—	—	—
Foreign currency transactions	—	—	—	—	(249,680)	(110)	—	—
Foreign exchange contracts	—	331,700	—	—	77,401	(284)	—	—
Net change in unrealized appreciation (depreciation) on:
Investments	749,743	(12,962,455)	(1,042,065)	(3,217,654)	(1,453,279)	(127,592)	488,948	(2,610,842)
Futures	—	—	—	—	(33,291)	127,558	—	—
Options purchased	—	(390,110)	—	—	—	(46,541)	—	—
Securities sold short	—	(107,971)	—	—	—	—	—	—
Written options	—	4,051,544	—	—	—	—	—	—
Swap contracts	—	(6,566,959)	—	—	—	—	—	—
Foreign currency translations	—	—	—	—	(51,652)	25	—	—
Foreign currency exchange contracts	—	1,174,415	—	—	(100,977)	—	—	—
Net Realized and Unrealized Gain (Loss)	417,535	8,217,919	(1,096,052)	(1,451,727)	(1,799,501)	154,136	821,538	1,996,679

Net Increase (Decrease) in Net Assets Resulting From Operations	$1,904,238	$8,730,382	$731,609	$5,198,951	$(1,561,705)	$328,112	$617,197	$2,218,354

See accompanying notes to financial statements.

85

STATEMENTS OF OPERATIONS (Continued)
For the Year Ended October 31, 2014

			Dunham				Dunham
	Dunham	Dunham	Focused	Dunham	Dunham	Dunham	Emerging	Dunham
	Large Cap	Alternative	Large Cap	Real Estate	International	Small Cap	Markets	Small Cap
	Value Fund	Income Fund	Growth Fund	Stock Fund	Stock Fund	Value Fund	Stock Fund	Growth Fund

Investment Income:
Interest income	$960	$89	$92	$61	$2,820	$69	$60	$131
Dividend income	1,060,720	265,275	135,082	1,045,011	2,353,402	436,974	1,133,446	57,668
Less: Foreign withholding taxes	—	(3,598)	(461)	—	(296,688)	(83)	(146,967)	(1,735)
Total Investment Income	1,061,680	261,766	134,713	1,045,072	2,059,534	436,960	986,539	56,064

Operating Expenses:
Investment advisory fees	333,303	38,993	252,601	288,779	438,050	166,085	234,695	161,539
Sub-advisory fees	220,493	23,996	135,286	177,711	438,050	114,983	184,616	124,261
Sub-advisory performance fees	(68,400)	(6,489)	(11,976)	81,923	200,448	(33,705)	(123,731)	39,563
Fund accounting fees	16,930	1,947	12,179	14,401	21,855	8,497	11,729	7,980
Distribution fees- Class C Shares	53,569	17,103	27,578	31,715	61,203	22,318	31,171	27,533
Distribution fees- Class A Shares	14,421	6,288	40,308	8,116	21,894	6,883	8,249	17,055
Administration fees	30,583	4,545	23,034	26,853	65,282	16,738	27,800	15,581
Registration fees	42,375	6,678	26,712	46,283	40,826	37,905	41,287	39,346
Transfer agent fees	17,087	13,540	16,685	17,206	18,014	13,969	15,077	15,495
Custodian fees	5,776	4,893	13,273	10,200	92,908	7,543	42,802	21,161
Professional fees	17,406	18,086	20,148	18,142	16,686	17,580	17,505	16,408
Chief Compliance Officer fees	4,946	1,310	5,371	6,005	6,606	2,605	2,400	3,303
Printing and postage expense	12,501	—	11,732	9,577	20,001	10,561	15,911	7,319
Trustees’ fees	2,725	270	1,836	1,766	4,134	1,044	1,580	1,297
Insurance expense	2,026	112	361	966	2,460	688	702	674
Non 12b-1 shareholder servicing fees	829	2,349	1,131	1,433	1,686	792	1,900	1,698
Miscellaneous expenses	5,022	1,080	2,517	4,343	8,042	2,768	2,111	2,912
Net Operating Expenses	711,592	134,701	578,776	745,419	1,458,145	397,254	515,804	503,125

Net Investment Income (Loss)	350,088	127,065	(444,063)	299,653	601,389	39,706	470,735	(447,061)

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency:
Net realized gain (loss) from:
Investments	2,770,154	143,100	(686,421)	2,612,926	5,891,658	1,843,545	264,486	3,012,814
Foreign currency transactions	—	(38)	—	—	(147,738)	—	11,726	—
Foreign currency exchange contracts	—	(212)	—	—	544,307	—	(23,751)	—
Net change in unrealized appreciation (depreciation) on:
Investments	2,840,219	75,183	4,363,169	5,655,443	(6,188,235)	659,185	235,090	(1,082,990)
Foreign currency translations	—	—	—	—	(15,422)	—	4,655	—
Foreign currency exchange contracts	—	—	—	—	258,517	—	—	—
Net Realized and Unrealized Gain	5,610,373	218,033	3,676,748	8,268,369	343,087	2,502,730	492,206	1,929,824

Net Increase in Net Assets Resulting From Operations	$5,960,461	$345,098	$3,232,685	$8,568,022	$944,476	$2,542,436	$962,941	$1,482,763

See accompanying notes to financial statements.

86

STATEMENTS OF CHANGES IN NET ASSETS

	Dunham		Dunham		Dunham	Dunham		Dunham	Dunham
	Corporate/Government		Monthly Distribution		Floating Rate	High-Yield		International Opportunity	Dynamic Macro
	Bond Fund		Fund		Bond Fund (1)	Bond Fund		Bond Fund (1)	Fund
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	Oct. 31, 2014	Oct. 31, 2013	Oct. 31, 2014	Oct. 31, 2013	Oct. 31, 2014	Oct. 31, 2014	Oct. 31, 2013	Oct. 31, 2014	Oct. 31, 2014	Oct. 31, 2013
Operations:
Net investment income	$1,486,703	$2,949,470	$512,463	$1,607,176	$1,827,661	$6,650,678	$7,415,281	$237,796	$173,976	$384,868
Net realized gain (loss) from investments, foreign currency, securities sold short, futures, swap contracts and options	(332,208)	586,830	23,019,455	6,968,870	(53,987)	1,765,927	2,725,987	(160,302)	200,686	(98,137)
Net change in unrealized appreciation (depreciation) on investments, foreign currency, securities sold short, futures, swap contracts and options	749,743	(3,958,352)	(14,801,536)	5,688,774	(1,042,065)	(3,217,654)	(1,522,576)	(1,639,199)	(46,550)	(222,224)
Net Increase (Decrease) in Net Assets Resulting From Operations	1,904,238	(422,052)	8,730,382	14,264,820	731,609	5,198,951	8,618,692	(1,561,705)	328,112	64,507

Distributions to Shareholders From:
Net Realized Gains:
Class N	(191,951)	(1,949,452)	(6,012,613)	(3,010,786)	—	—	—	—	—	—
Class A	(14,055)	(78,307)	(2,955,457)	(1,291,469)	—	—	—	—	—	—
Class C	(18,187)	(166,157)	(1,996,319)	(892,668)	—	—	—	—	—	—
Net Investment Income:
Class N	(1,407,855)	(2,942,650)	—	(1,512,856)	(1,506,355)	(5,200,564)	(6,048,192)	—	(123,821)	(274,244)
Class A	(97,767)	(147,110)	—	(636,667)	(260,777)	(916,366)	(779,147)	—	(27,716)	(55,618)
Class C	(103,240)	(186,083)	—	(411,816)	(68,934)	(515,994)	(611,493)	—	(19,736)	(49,506)
Distributions From Paid In Capital:
Class N	—	—	(913,335)	—	—	—	—	(224,660)	—	(19,908)
Class A	—	—	(449,313)	—	—	—	—	(10,256)	—	(4,996)
Class C	—	—	(309,594)	—	—	—	—	(1,461)	—	(5,752)
Total Distributions to Shareholders	(1,833,055)	(5,469,759)	(12,636,631)	(7,756,262)	(1,836,066)	(6,632,924)	(7,438,832)	(236,377)	(171,273)	(410,024)

Share Transactions of Beneficial Interest:
Net proceeds from shares sold
Class N	8,510,305	34,332,414	50,381,636	70,034,176	69,872,906	17,352,248	50,022,125	47,351,487	11,725,933	2,285,326
Class A	1,612,475	4,661,645	40,490,119	42,735,587	14,942,559	5,739,293	9,426,719	4,013,190	1,398,067	552,179
Class C	496,826	1,770,360	25,701,584	16,053,262	4,576,138	2,406,391	4,530,052	2,589,886	679,798	543,843
Reinvestment of distributions
Class N	1,598,729	4,890,445	6,726,777	4,496,140	1,506,190	4,604,843	5,310,041	224,659	33,572	72,560
Class A	104,336	205,372	2,540,692	1,430,832	246,728	799,676	660,179	9,815	26,374	53,325
Class C	119,432	350,038	1,884,730	1,093,669	68,862	429,779	499,875	1,461	18,864	53,195
Cost of shares redeemed
Class N	(47,484,087)	(56,695,430)	(59,855,935)	(44,944,536)	(7,418,283)	(52,959,839)	(36,642,092)	(3,535,358)	(7,335,922)	(3,940,923)
Class A	(4,918,860)	(1,345,147)	(31,369,421)	(28,843,709)	(1,315,978)	(4,168,167)	(4,048,127)	(378,493)	(1,489,076)	(1,003,008)
Class C	(4,670,592)	(2,972,864)	(15,656,857)	(10,250,723)	(1,202,842)	(4,799,855)	(5,810,950)	(647,358)	(1,035,059)	(268,612)
Net Increase (Decrease) in Net Assets From Share Transactions of Beneficial Interest	(44,631,436)	(14,803,167)	20,843,325	51,804,698	81,276,280	(30,595,631)	23,947,822	49,629,289	4,022,551	(1,652,115)

Total Increase (Decrease) in Net Assets	(44,560,253)	(20,694,978)	16,937,076	58,313,256	80,171,823	(32,029,604)	25,127,682	47,831,207	4,179,390	(1,997,632)

Net Assets:
Beginning of year	95,822,081	116,517,059	267,351,040	209,037,784	—	168,116,183	142,988,501	—	11,019,652	13,017,284
End of Year*	$51,261,828	$95,822,081	$284,288,116	$267,351,040	$80,171,823	$136,086,579	$168,116,183	$47,831,207	$15,199,042	$11,019,652
* Includes undistributed net investment income (loss) at end of year	$13,411	$3,490	$1,364,137	$(287,927)	$20,255	$17,754	$—	$93,827	$—	$16,150

(1)	Dunham Floating Rate Bond Fund and Dunham International Opportunity Bond Fund commenced operations on November 1, 2013.

See accompanying notes to financial statements.

87

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Dunham				Dunham		Dunham		Dunham		Dunham
	Alternative				Appreciation &		Large Cap		Alternative		Focused Large Cap
	Strategy Fund				Income Fund		Value Fund		Income Fund		Growth Fund
	Year Ended	Period Ended	Year Ended		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	Oct, 31, 2014	Oct. 31, 2013 (1)	July 31, 2013 (2)		Oct. 31, 2014	Oct. 31, 2013	Oct, 31, 2014	Oct. 31, 2013	Oct, 31, 2014	Oct. 31, 2013	Oct, 31, 2014	Oct. 31, 2013

Operations:
Net investment income (loss)	$(204,341)	$(88,860)	$(70,168)		$221,675	$398,830	$350,088	$503,330	$127,065	$42,091	$(444,063)	$(110,900)
Net realized gain (loss) from investments and foreign currency transactions	332,590	324,657	(106,534)		4,607,521	1,977,156	2,770,154	3,378,947	142,850	151,953	(686,421)	232,107
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	488,948	(329,679)	447,230		(2,610,842)	1,547,403	2,840,219	6,249,854	75,183	370,481	4,363,169	3,363,680
Net Increase (Decrease) in Net Assets Resulting From Operations	617,197	(93,882)	270,528		2,218,354	3,923,389	5,960,461	10,132,131	345,098	564,525	3,232,685	3,484,887

Distributions to Shareholders From:
Net Realized Gains:
Class N	—	—	—		—	—	—	—	(30,417)	—	(11,605)	—
Class A	—	—	—		—	—	—	—	(54,314)	—	(159,295)	—
Class C	—	—	—		—	—	—	—	(35,392)	—	(8,445)	—
Net Investment Income:
Class N	—	—	—		(229,783)	(640,297)	(429,743)	(409,455)	(40,604)	(8,858)	—	—
Class A	—	—	—		(51,341)	(115,199)	(48,768)	(27,738)	(50,281)	(17,978)	—	—
Class C	—	—	—		(18,910)	(71,099)	(9,655)	(2,534)	(23,218)	(4,390)	—	—
Total Distributions to Shareholders	—	—	—		(300,034)	(826,595)	(488,166)	(439,727)	(234,226)	(31,226)	(179,345)	—

Share Transactions of Beneficial Interest:
Net proceeds from shares sold
Class N	3,386,957	1,709,216	8,488,969	(3)	3,653,653	2,959,565	7,303,589	5,711,019	2,290,988	667,345	36,989,379	566,701
Class A	1,124,027	5,532,202	10,145,112	(4)	1,058,835	1,561,390	4,479,463	2,398,219	286,838	1,051,834	10,900,494	8,025,329
Class C	367,370	282,379	917,332	(3)	706,746	842,312	1,373,157	658,649	810,596	807,676	4,504,988	440,327
Reinvestment of distributions
Class N	—	—	—		229,479	638,724	429,513	409,183	69,433	8,858	11,605	—
Class A	—	—	—		29,715	72,094	47,655	26,718	72,503	12,531	157,494	—
Class C	—	—	—		18,702	70,656	9,650	2,533	47,034	3,410	8,445	—
Cost of shares redeemed
Class N	(4,348,672)	(1,406,512)	(3,824,878	) (3)	(2,445,331)	(13,643,285)	(7,929,190)	(13,853,801)	(490,587)	(29,579)	(2,624,037)	(365,484)
Class A	(14,753,758)	(623,797)	(876,506	) (4)	(1,287,058)	(2,318,857)	(2,303,419)	(1,232,278)	(72,871)	(32,306)	(3,409,226)	(10,206,408)
Class C	(478,336)	(97,249)	(155,372	) (3)	(739,874)	(1,471,371)	(1,339,098)	(2,164,053)	(208,701)	(24,500)	(899,697)	(161,914)
Net Increase (Decrease) in Net Assets From Share Transactions of Beneficial Interest	(14,702,412)	5,396,239	14,694,657		1,224,867	(11,288,772)	2,071,320	(8,043,811)	2,805,233	2,465,269	45,639,445	(1,701,449)

Total Increase (Decrease) in Net Assets	(14,085,215)	5,302,357	14,965,185		3,143,187	(8,191,978)	7,543,615	1,648,593	2,916,105	2,998,568	48,692,785	1,783,438

Net Assets:
Beginning of Period	32,506,707	27,204,350	12,239,165		23,988,018	32,179,996	47,697,763	46,049,170	4,970,227	1,971,659	12,723,102	10,939,664
End of Period*	$18,421,492	$32,506,707	$27,204,350		$27,131,205	$23,988,018	$55,241,378	$47,697,763	$7,886,332	$4,970,227	$61,415,887	$12,723,102
* Includes undistributed net investment income (loss) at end of period	$(259,611)	$—	$(147,891)		$259,459	$142,004	$242,115	$380,193	$89,941	$49,268	$(390,591)	$—

(1)	Dunham Alternative Strategy Fund changed its fiscal year end to October 31 effective August 1, 2013

(2)	Includes the operations of the Sherwood Forest Alternative Fund. See Note 1.

(3)	Class N and Class C includes the operations of the predecessor, Sherwood Forest Alternative Fund (formerly Class I and Class C), respectively.

(4)	Class A includes the operations of the predecessor, Sherwood Forest Alternative Fund (formerly Class A and P).

See accompanying notes to financial statements.

88

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Dunham		Dunham		Dunham		Dunham		Dunham
	Real Estate		International		Small Cap		Emerging Markets		Small Cap
	Stock Fund		Stock Fund		Value Fund		Stock Fund		Growth Fund
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	Oct. 31, 2014	Oct. 31, 2013	Oct. 31, 2014	Oct. 31, 2013	Oct. 31, 2014	Oct. 31, 2013	Oct. 31, 2014	Oct. 31, 2013	Oct. 31, 2014	Oct. 31, 2013

Operations:
Net investment income (loss)	$299,653	$392,972	$601,389	$233,163	$39,706	$89,782	$470,735	$(60,745)	$(447,061)	$(284,015)
Net realized gain from investments and foreign currency transactions	2,612,926	330,082	6,288,227	7,332,745	1,843,545	5,976,784	252,461	2,457,339	3,012,814	5,035,035
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	5,655,443	841,485	(5,945,140)	6,162,822	659,185	(1,128,203)	239,745	(1,571,872)	(1,082,990)	3,109,532

Net Increase in Net Assets Resulting From Operations	8,568,022	1,564,539	944,476	13,728,730	2,542,436	4,938,363	962,941	824,722	1,482,763	7,860,552
Distributions to Shareholders From:
Net Realized Gains:
Class N	(803,480)	(678,970)	—	—	(843,473)	—	—	—	(2,932,007)	(169,483)
Class A	(63,694)	(29,048)	—	—	(84,887)	—	—	—	(536,416)	(909,245)
Class C	(67,922)	(77,708)	—	—	(105,306)	—	—	—	(1,095,637)	(178,467)
Net Investment Income:
Class N	(412,071)	(288,603)	(860,471)	(499,497)	(20,015)	(44,834)	—	—	—	—
Class A	(20,595)	(8,316)	(78,868)	(18,444)	—	—	—	—	—	—
Class C	(9,227)	(11,055)	(47,089)	(5,126)	—	—	—	—	—	—
Total Distributions to Shareholders	(1,376,989)	(1,093,700)	(986,428)	(523,067)	(1,053,681)	(44,834)	—	—	(4,564,060)	(1,257,195)

Share Transactions of Beneficial Interest:
Net proceeds from shares sold
Class N	9,009,495	16,837,166	12,144,401	7,506,197	8,710,390	2,729,694	13,375,215	11,602,305	9,728,560	3,852,620
Class A	2,000,357	12,407,637	7,762,059	3,120,258	2,437,388	1,157,430	2,168,739	7,285,145	4,181,090	3,198,958
Class C	1,763,615	1,312,069	1,654,454	738,101	719,325	301,385	1,322,370	933,154	1,219,199	518,306
Reinvestment of distributions
Class N	1,187,201	968,202	860,058	499,352	863,221	44,831	—	—	2,930,877	908,916
Class A	83,235	36,666	75,419	17,836	83,535	—	—	—	738,749	93,769
Class C	77,149	88,832	46,594	5,110	105,306	—	—	—	536,416	169,522
Cost of shares redeemed
Class N	(12,691,307)	(6,020,786)	(5,539,023)	(14,268,216)	(3,649,194)	(5,976,097)	(3,134,012)	(4,299,719)	(6,027,134)	(7,832,827)
Class A	(1,270,176)	(9,643,082)	(4,617,949)	(706,518)	(1,180,665)	(254,272)	(665,010)	(15,441,706)	(3,360,870)	(1,133,529)
Class C	(896,298)	(1,193,047)	(747,149)	(2,342,152)	(485,363)	(874,113)	(474,119)	(837,394)	(826,816)	(1,395,926)
Net Increase (Decrease) in Net Assets From Share Transactions of Beneficial Interest	(736,729)	14,793,657	11,638,864	(5,430,032)	7,603,943	(2,871,142)	12,593,183	(758,215)	9,120,071	(1,620,191)

Total Increase in Net Assets	6,454,304	15,264,496	11,596,912	7,775,631	9,092,698	2,022,387	13,556,124	66,507	6,038,774	4,983,166

Net Assets:
Beginning of Year	38,767,345	23,502,849	60,183,878	52,408,247	20,452,433	18,430,046	29,945,428	29,878,921	24,721,470	19,738,304
End of Year*	$45,221,649	$38,767,345	$71,780,790	$60,183,878	$29,545,131	$20,452,433	$43,501,552	$29,945,428	$30,760,244	$24,721,470
* Includes undistributed net investment income (loss) at end of year	$139,020	$281,260	$874,937	$758,822	$37,382	$17,691	$535,400	$(12,355)	$—	$—

See accompanying notes to financial statements.

89

FINANCIAL HIGHLIGHTS
Dunham Corporate/Government Bond Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each year.

	Class N

	Year Ended
	October 31,
	2014	2013	2012	2011	2010

Net asset value, beginning of year	$14.07	$14.74	$14.32	$14.99	$14.32
Income from investment operations:
Net investment income*	0.38	0.37	0.36	0.52	0.54
Net realized and unrealized gain (loss)	0.16	(0.36)	0.77	(0.20)	0.76
Total income from investment operations	0.54	0.01	1.13	0.32	1.30
Less distributions:
Distributions from net investment income	(0.42)	(0.41)	(0.42)	(0.56)	(0.56)
Distributions from net realized gains	(0.05)	(0.27)	(0.29)	(0.43)	(0.07)
Total distributions	(0.47)	(0.68)	(0.71)	(0.99)	(0.63)
Net asset value, end of year	$14.14	$14.07	$14.74	$14.32	$14.99

Total return +#	3.85%	0.09%	8.10%	2.33%	9.32%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$43,888	$81,201	$103,912	$58,810	$78,181
Ratios of expenses to average net assets:
Before fee waivers	1.37%	1.21%	1.14%	1.30%	1.37%
After fee waivers	1.37%	1.21%	1.14%	1.30%	1.37%
Ratios of net investment income to average net assets:
Before fee waivers	2.69%	2.56%	2.50%	3.62%	3.66%
After fee waivers	2.69%	2.56%	2.50%	3.62%	3.66%
Portfolio turnover rate	60%	173%	211%	178%	174%

	Class A					Class C
	Year Ended					Year Ended
	October 31,					October 31,
	2014	2013	2012	2011	2010	2014	2013	2012	2011	2010

Net asset value, beginning of year	$14.06	$14.73	$14.31	$14.98	$14.36	$13.98	$14.64	$14.23	$14.90	$14.24
Income (loss) from investment operations:
Net investment income*	0.35	0.34	0.29	0.49	0.50	0.27	0.26	0.27	0.41	0.42
Net realized and unrealized gain (loss)	0.15	(0.36)	0.79	(0.20)	0.76	0.16	(0.35)	0.74	(0.20)	0.76
Total income (loss) from investment operations	0.50	(0.02)	1.08	0.29	1.26	0.43	(0.09)	1.01	0.21	1.18
Less distributions:
Distributions from net investment income	(0.38)	(0.38)	(0.37)	(0.53)	(0.57)	(0.31)	(0.30)	(0.31)	(0.45)	(0.45)
Distributions from net realized gains	(0.05)	(0.27)	(0.29)	(0.43)	(0.07)	(0.05)	(0.27)	(0.29)	(0.43)	(0.07)
Total distributions	(0.43)	(0.65)	(0.66)	(0.96)	(0.64)	(0.36)	(0.57)	(0.60)	(0.88)	(0.52)
Net asset value, end of year	$14.13	$14.06	$14.73	$14.31	$14.98	$14.05	$13.98	$14.64	$14.23	$14.90

Total return +	3.59%	(0.15)%	7.78%	2.15%	8.98%	3.08%	(0.59)%	7.30%	1.57%	8.48%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$3,684	$6,888	$3,598	$610	$518	$3,690	$7,733	$9,007	$9,250	$12,466
Ratios of expenses to average net assets:
Before fee waivers	1.62%	1.46%	1.39%	1.55%	1.62%	2.12%	1.96%	1.89%	2.05%	2.12%
After fee waivers	1.62%	1.46%	1.39%	1.55%	1.62%	2.12%	1.96%	1.89%	2.05%	2.12%
Ratios of net investment income to average net assets:
Before fee waivers	2.44%	2.37%	2.25%	3.37%	3.41%	1.94%	1.80%	1.75%	2.87%	2.91%
After fee waivers	2.44%	2.37%	2.25%	3.37%	3.41%	1.94%	1.80%	1.75%	2.87%	2.91%
Portfolio turnover rate	60%	173%	211%	178%	174%	60%	173%	211%	178%	174%

*	The net investment income per share data was determined using the average shares outstanding throughout each year.

+	Assumes reinvestment of all dividends and distributions, if any. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

See accompanying notes to financial statements.

90

FINANCIAL HIGHLIGHTS
Dunham Monthly Distribution Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each year.

	Class N					Class A
	Year Ended					Year Ended
	October 31,					October 31,
	2014	2013	2012	2011	2010	2014	2013	2012	2011	2010

Net asset value, beginning of year	$38.47	$37.22	$35.87	$36.52	$34.09	$37.95	$36.82	$35.58	$36.32	$33.99
Income from investment operations:
Net investment income (loss)*	0.17	0.36	0.14	0.01	0.22	0.07	0.24	0.03	(0.09)	0.14
Net realized and unrealized gain **	1.35	2.13	2.41	0.53	3.35	1.33	2.13	2.40	0.54	3.33
Total income from investment operations	1.52	2.49	2.55	0.54	3.57	1.40	2.37	2.43	0.45	3.47
Less distributions:
Distributions from net investment income	0.00	(0.41)	(0.22)	0.00	0.00	0.00	(0.41)	(0.21)	0.00	0.00
Distributions from net realized gains	(1.59)	(0.83)	(0.32)	(1.19)	(1.14)	(1.59)	(0.83)	(0.32)	(1.19)	(1.14)
Tax return of capital	(0.24)	0.00	(0.66)	0.00	0.00	(0.24)	0.00	(0.66)	0.00	0.00
Total distributions	(1.83)	(1.24)	(1.20)	(1.19)	(1.14)	(1.83)	(1.24)	(1.19)	(1.19)	(1.14)
Net asset value, end of year	$38.16	$38.47	$37.22	$35.87	$36.52	$37.52	$37.95	$36.82	$35.58	$36.32

Total return +	4.01%	6.75%	7.19%	1.47%	10.64%	3.74%	6.50%	6.92%	1.22%	10.38%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$156,964	$161,347	$127,346	$65,621	$38,328	$79,132	$68,427	$51,485	$32,381	$23,453
Ratios of expenses to average net assets:
After waivers	2.53%	2.23%	2.75%	2.57%	2.45%	2.78%	2.48%	3.00%	2.82%	2.70%
Dividends/borrowings on short sales	0.59%	0.24%	0.52%	0.30%	0.26%	0.59%	0.24%	0.52%	0.30%	0.26%
Excluding dividends/borrowings on short sales:
Before fee waivers	2.11%	2.10%	2.23%	2.27%	2.19%	2.36%	2.34%	2.48%	2.52%	2.44%
After fee waivers	1.94%	1.99%	2.23%	2.27%	2.19%	2.19%	2.24%	2.48%	2.52%	2.44%
Ratios of net investment income (loss) to average net assets:
Before fee waivers	0.26%	0.84%	0.39%	0.03%	0.62%	0.01%	0.52%	0.14%	(0.22)%	0.37%
After fee waivers	0.43%	0.95%	0.39%	0.03%	0.62%	0.18%	0.63%	0.14%	(0.22)%	0.37%
Portfolio turnover rate	229%	227%	205%	277%	370%	229%	227%	205%	277%	370%

	Class C
	Year Ended
	October 31,
	2014	2013	2012	2011	2010

Net asset value, beginning of year	$32.87	$32.29	$31.55	$32.59	$30.83
Income from investment operations:
Net investment loss*	(0.20)	(0.07)	(0.18)	(0.32)	(0.12)
Net realized and unrealized gain **	1.17	1.89	2.09	0.47	3.02
Total income from investment operations	0.97	1.82	1.91	0.15	2.90
Less distributions:
Distributions from net investment income	0.00	(0.41)	(0.19)	0.00	0.00
Distributions from net realized gains	(1.59)	(0.83)	(0.32)	(1.19)	(1.14)
Tax return of capital	(0.24)	0.00	(0.66)	0.00	0.00
Total distributions	(1.83)	(1.24)	(1.17)	(1.19)	(1.14)
Net asset value, end of year	$32.01	$32.87	$32.29	$31.55	$32.59

Total return +	2.99%	5.71%	6.13%	0.43%	9.59%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$48,193	$37,577	$30,206	$27,701	$21,181
Ratios of expenses to average net assets:
After waivers	3.53%	3.23%	3.75%	3.57%	3.45%
Dividends/borrowings on short sales	0.59%	0.24%	0.52%	0.30%	0.26%
Excluding dividends/borrowings on short sales:
Before fee waivers	3.11%	3.10%	3.23%	3.27%	3.19%
After fee waivers	2.94%	2.99%	3.23%	3.27%	3.19%
Ratios of net investment loss to average net assets:
Before fee waivers	(0.74)%	(0.32)%	(0.61)%	(0.97)%	(0.38)%
After fee waivers	(0.57)%	(0.21)%	(0.61)%	(0.97)%	(0.38)%
Portfolio turnover rate	229%	227%	205%	277%	370%

*	The net investment income (loss) per share data was determined using the average shares outstanding throughout each year.

**	Realized and unrealized gain (loss) per share does not correlate to the aggregate of the net realized and unrealized loss in the Statements of Operations for the year ended October 31, 2011, primarily due to the timing of the sales and repurchases of the Fund’s shares in relation to fluctuating market values for the Fund’s portfolio.

+	Assumes reinvestment of all dividends and distributions, if any. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.

See accompanying notes to financial statements.

91

FINANCIAL HIGHLIGHTS
Dunham Floating Rate Bond Fund

The table sets forth financial data for one share of beneficial interest outstanding for the year.

	Class N	Class A	Class C

	Year Ended	Year Ended	Year Ended
	October 31,	October 31,	October 31,
	2014*	2014*	2014*

Net asset value, beginning of year	$10.00	$10.00	$10.00
Income from investment operations:
Net investment income**	0.29	0.28	0.22
Net realized and unrealized loss	(0.15)	(0.16)	(0.16)
Total income from investment operations	0.14	0.12	0.06
Less distributions:
Distributions from net investment income	(0.27)	(0.25)	(0.20)
Total distributions	(0.27)	(0.25)	(0.20)
Net asset value, end of year	$9.87	$9.87	$9.86

Total return +	1.43%	1.20%	0.63%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$63,120	$13,664	$3,388

Ratios of expenses to average net assets:	1.27%	1.52%	2.02%
Ratios of net investment income to average net assets:	2.87%	2.84%	2.24%

Portfolio turnover rate	50%	50%	50%

*	The Fund commenced operations on November 1, 2013.

**	The net investment income per share data was determined using the average shares outstanding for the year

+	Assumes reinvestment of all dividends and distributions, if any. Aggregate (not annualized) total return is shown for any period shorter than one y deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.

See accompanying notes to financial statements.

92

FINANCIAL HIGHLIGHTS
Dunham High-Yield Bond Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each year.

	Class N

	Year Ended
	October 31,
	2014	2013	2012	2011	2010

Net asset value, beginning of year	$9.61	$9.52	$9.08	$9.36	$8.65
Income from investment operations:
Net investment income*	0.46	0.47	0.53	0.65	0.72
Net realized and unrealized gain (loss)	(0.10)	0.09	0.44	(0.28)	0.70
Total income from investment operations	0.36	0.56	0.97	0.37	1.42
Less distributions:
Distributions from net investment income	(0.46)	(0.47)	(0.53)	(0.65)	(0.71)
Total distributions	(0.46)	(0.47)	(0.53)	(0.65)	(0.71)
Net asset value, end of year	$9.51	$9.61	$9.52	$9.08	$9.36

Total return +	3.77%	6.05%	10.96%	4.03%	17.11%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$102,412	$134,487	$114,810	$45,586	$58,597

Ratios of expenses to average net assets:	1.09%	1.11%	1.23%	1.38%	1.23%
Ratios of net investment income to average net assets:	4.72%	4.89%	5.70%	6.92%	7.99%

Portfolio turnover rate	62%	94%	58%	49%	60%

	Class A					Class C
	Year Ended					Year Ended
	October 31,					October 31,
	2014	2013	2012	2011	2010	2014	2013	2012	2011	2010

Net asset value, beginning of year	$9.68	$9.59	$9.15	$9.42	$8.71	$9.55	$9.47	$9.04	$9.31	$8.61
Income from investment operations:
Net investment income*	0.44	0.45	0.51	0.63	0.70	0.38	0.40	0.47	0.58	0.65
Net realized and unrealized gain (loss)	(0.10)	0.09	0.44	(0.27)	0.71	(0.08)	0.08	0.43	(0.28)	0.69
Total income from investment operations	0.34	0.54	0.95	0.36	1.41	0.30	0.48	0.90	0.30	1.34
Less distributions:
Distributions from net investment income	(0.44)	(0.45)	(0.51)	(0.63)	(0.70)	(0.39)	(0.40)	(0.47)	(0.57)	(0.64)
Total distributions	(0.44)	(0.45)	(0.51)	(0.63)	(0.70)	(0.39)	(0.40)	(0.47)	(0.57)	(0.64)
Net asset value, end of year	$9.58	$9.68	$9.59	$9.15	$9.42	$9.46	$9.55	$9.47	$9.04	$9.31

Total return +	3.49%	5.74%	10.70%	3.84%	16.85%	3.13%	5.17%	10.19%	3.28%	16.16%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$22,022	$19,888	$13,722	$6,457	$5,366	$11,652	$13,741	$14,457	$10,404	$9,214

Ratios of expenses to average net assets:	1.34%	1.36%	1.48%	1.63%	1.48%	1.84%	1.86%	1.98%	2.13%	1.98%
Ratios of net investment income to average net assets:	4.47%	4.64%	5.45%	6.67%	7.74%	3.97%	4.15%	4.95%	6.17%	7.24%

Portfolio turnover rate	62%	94%	58%	49%	60%	62%	94%	58%	49%	60%

*	The net investment income per share data was determined using the average shares outstanding throughout each year.

+	Assumes reinvestment of all dividends and distributions, if any. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.

See accompanying notes to financial statements.

93

FINANCIAL HIGHLIGHTS
Dunham International Opportunity Bond Fund

The table sets forth financial data for one share of beneficial interest outstanding for the year.

	Class N	Class A	Class C

	Year Ended	Year Ended	Year Ended
	October 31,	October 31,	October 31,
	2014*	2014*	2014*

Net asset value, beginning of year	$10.00	$10.00	$10.00
Loss from investment operations:
Net investment income (loss)**	0.07	0.04	(0.01)
Net realized and unrealized loss	(0.37)	(0.36)	(0.36)
Total loss from investment operations	(0.30)	(0.32)	(0.37)
Less distributions:
Tax Return of Capital	(0.06)	(0.04)	(0.01)
Total distributions	(0.06)	(0.04)	(0.01)
Net asset value, end of year	$9.64	$9.64	$9.62

Total return +	(2.99)%	(3.22)%	(3.72)%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$42,440	$3,513	$1,879
Ratios of expenses to average net assets	1.38%	1.63%	2.13%
Ratios of net investment income (loss) to average net assets	0.66%	0.41%	(0.09)%
Portfolio turnover rate	60%	60%	60%

*	The Fund commenced operations on November 1, 2013.

**	The net investment income (loss) per share data was determined using the average shares outstanding throughout the year.

+	Assumes reinvestment of all dividends and distributions, if any. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.

See accompanying notes to financial statements.

94

FINANCIAL HIGHLIGHTS
Dunham Dynamic Macro Fund*

The table sets forth financial data for one share of beneficial interest outstanding throughout each period.

	Class N

			Year Ended		Period Ended
			October 31,		October 31,
	2014	2013	2012	2011	2010

Net asset value, beginning of period	$9.67	$9.95	$10.10	$10.17	$10.00
Income from investment operations:
Net investment income (loss)**	0.19	0.33	0.30	0.17	(0.13)
Net realized and unrealized gain (loss) ***	(0.02)	(0.25)	0.02	(0.15)	0.30
Total income from investment operations	0.17	0.08	0.32	0.02	0.17
Less distributions:
Distributions from net investment income	(0.19)	(0.33)	(0.35)	0.00	0.00
Distributions from net realized gains	0.00	0.00	0.00	(0.09)	0.00
Tax return of capital	0.00	(0.03)	(0.12)	0.00	0.00
Total distributions	(0.19)	(0.36)	(0.47)	(0.09)	0.00
Net asset value, end of period	$9.65	$9.67	$9.95	$10.10	$10.17

Total return +, #	1.80%	0.80%	3.29%	0.20%	1.70%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$11,758	$7,185	$9,002	$8,798	$4,303

Ratios of expenses to average net assets: ^
Before fee waivers^	1.90%	1.67%	2.28%	1.98%	2.75%
After fee waivers^	1.90%	1.67%	2.28%	1.98%	2.75%
Ratios of net investment income (loss) to average net assets: ^
Before fee waivers^	1.96%	3.35%	2.94%	1.71%	(2.39)%
After fee waivers^	1.96%	3.35%	2.94%	1.71%	(2.39)%
Portfolio turnover rate	238%	292%	418%	704%	402	% (1)

	Class A						Class C
			Year Ended		Period Ended				Year Ended		Period Ended
			October 31,		October 31,				October 31,		October 31,
	2014	2013	2012	2011	2010		2014	2013	2012	2011	2010

Net asset value, beginning of period	$9.70	$9.98	$10.06	$10.16	$10.00		$9.56	$9.86	$9.96	$10.13	$10.00
Income (loss) from investment operations:
Net investment income (loss)**	0.18	0.31	0.26	0.02	(0.14)		0.11	0.23	0.17	0.07	(0.17)
Net realized and unrealized gain (loss) ***	(0.04)	(0.25)	0.03	(0.03)	0.30		(0.04)	(0.26)	0.05	(0.15)	0.30
Total income (loss) from investment operations	0.14	0.06	0.29	(0.01)	0.16		0.07	(0.03)	0.22	(0.08)	0.13
Less distributions:
Distributions from net investment income	(0.16)	(0.31)	(0.25)	0.00	0.00		(0.11)	(0.24)	(0.20)	0.00	0.00
Distributions from net realized gains	0.00	0.00	0.00	(0.09)	0.00		0.00	0.00	0.00	(0.09)	0.00
Tax return of capital	0.00	(0.03)	(0.12)	0.00	0.00		0.00	(0.03)	(0.12)	0.00	0.00
Total distributions	(0.16)	(0.34)	(0.37)	(0.09)	0.00		(0.11)	(0.27)	(0.32)	(0.09)	0.00
Net asset value, end of period	$9.68	$9.70	$9.98	$10.06	$10.16		$9.52	$9.56	$9.86	$9.96	$10.13

Total return +, #	1.52%	0.55%	3.00%	(0.10)%	1.60%		0.78%	(0.29)%	2.27%	(0.79)%	1.30%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$1,729	$1,782	$2,230	$1,788	$6,224		$1,712	$2,053	$1,786	$1,067	$160

Ratios of expenses to average net assets: ^
Before fee waivers^	2.15%	1.92%	2.53%	2.23%	3.00%		2.90%	2.67%	3.28%	2.98%	3.75%
After fee waivers^	2.15%	1.92%	2.53%	2.23%	3.00%		2.90%	2.67%	3.28%	2.98%	3.75%
Ratios of net investment income (loss) to average net assets: ^
Before fee waivers^	1.92%	3.13%	2.69%	1.46%	(2.64)%		1.19%	2.38%	1.94%	0.71%	(3.39)%
After fee waivers^	1.92%	3.13%	2.69%	1.46%	(2.64)%		1.19%	2.38%	1.94%	0.71%	(3.39)%
Portfolio turnover rate	238%	292%	418%	704%	402	% (1)	238%	292%	418%	704%	402	% (1)

*	The Fund commenced operations on April 30, 2010.

**	The net investment income (loss) per share data was determined using the average shares outstanding throughout each period.

***	The amount of net realized and unrealized loss on investment per share for the year ended October 31, 2014 does not accord with the amounts in the Statements of Operations due to the timing of purchases and sales of Fund shares in relation to fluctuating market values.

^	Annualized for periods less than one year.

+	Assumes reinvestment of all dividends and distributions, if any. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(1)	Not annualized.

See accompanying notes to financial statements.

95

FINANCIAL HIGHLIGHTS
Dunham Alternative Strategy Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each period.

	Class N
	Year Ended	Period Ended
	October 31,	October 31,	Year Ended July 31,
	2014	2013*	2013	2012	2011	2010

Net asset value, beginning of period	$23.74	$23.85	$23.45	$26.90	$25.15	$26.71
Income (loss) from investment operations:
Net investment loss**	(0.21)	(0.07)	(0.10)	(0.29)	(0.21)	(0.26)
Net realized and unrealized gain (loss)	0.92	(0.04)	0.50	(1.66)	1.96	(0.23)
Total income (loss) from investment operations	0.71	(0.11)	0.40	(1.95)	1.75	(0.49)
Less distributions:
Distributions from net investment income	0.00	0.00	0.00	(1.50)	0.00	(0.89)
Distributions from net realized gains	0.00	0.00	0.00	0.00	0.00	(0.18)
Total distributions	—	—	—	(1.50)	0.00	(1.07)
Net asset value, end of period	$24.45	$23.74	$23.85	$23.45	$26.90	$25.15
Total return +	2.99%	(0.46)%	1.71%	(7.23)%	6.96%	(1.97)%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$15,355	$15,873	$15,641	$10,818	$15,716	$18,300
Ratios of expenses to average net assets:
Before fee waivers ^(1)	1.84%	1.85%	2.35%	2.29%	1.94%	2.10%
After fee waivers ^(1)	1.84%	1.85%	1.67%	1.65%	1.65%	1.65%
Ratios of net investment loss to average net assets:
Before fee waivers ^(1,2)	(0.87)%	(1.13)%	(1.11)%	(1.79)%	(1.06)%	(1.43)%
After fee waivers ^(1,2)	(0.87)%	(1.13)%	(0.43)%	(1.15)%	(0.77)%	(0.98)%
Portfolio turnover rate	4,686%	934%	2,340%	5,840%	1,959%	2,121%

	Class A						Class C
	Year Ended	Period Ended					Year Ended		Period Ended
	October 31,	October 31,	Year Ended July 31,				October 31,		October 31,	Year Ended July 31,
	2014	2013*	2013	2012	2011	2010	2014		2013*	2013	2012	2011	2010

Net asset value, beginning of period	$23.43	$23.55	$23.22	$26.73	$25.07	$26.69	$22.55		$22.71	$22.55	$26.22	$24.77	$26.58
Income (loss) from investment operations:
Net investment loss **	(0.22)	(0.07)	(0.11)	(0.35)	(0.27)	(0.32)	(0.42)		(0.12)	(0.35)	(0.53)	(0.47)	(0.51)
Net realized and unrealized gain (loss)	0.86	(0.05)	0.44	(1.66)	1.93	(0.23)	0.85		(0.04)	0.51	(1.64)	1.92	(0.23)
Total income (loss) from investment operations	0.64	(0.12)	0.33	(2.01)	1.66	(0.55)	0.43		(0.16)	0.16	(2.17)	1.45	(0.74)
Less distributions:
Distributions from net investment income	0.00	0.00	0.00	(1.50)	0.00	(0.89)	0.00		0.00	0.00	(1.50)	0.00	(0.89)
Distributions from net realized gains	0.00	0.00	0.00	0.00	0.00	(0.18)	0.00		0.00	0.00	0.00	0.00	(0.18)
Total distributions	0.00	0.00	0.00	(1.50)	0.00	(1.07)	0.00		0.00	0.00	(1.50)	0.00	(1.07)
Net asset value, end of period	$24.07	$23.43	$23.55	$23.22	$26.73	$25.07	$22.98		$22.55	$22.71	$22.55	$26.22	$24.77

Total return +	2.73%	(0.51)%	1.42%	(7.51)%	6.62%	(2.20)%	1.91	% #	(0.70)%	0.71%	(8.33)%	5.85%	(2.94)%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$2,008	$15,484	$10,591	$1,016	$12,069	$4,672	$1,058		$1,150	$972	$212	$1,854	$2,351
Ratios of expenses to average net assets:
Before fee waivers^(1)	2.09%	2.10%	2.36%	2.54%	2.19%	2.35%	2.84%		2.85%	3.11%	3.29%	2.94%	3.10%
After fee waivers^(1)	2.09%	2.10%	1.98%	1.90%	1.90%	1.90%	2.84%		2.85%	2.67%	2.65%	2.65%	2.65%
Ratios of net investment loss to average net assets:
Before fee waivers^(1,2)	(1.25)%	(1.14)%	(0.85)%	(2.04)%	(1.31)%	(1.68)%	(1.87)%		(2.06)%	(1.99)%	(2.80)%	(2.06)%	(2.43)%
After fee waivers ^(1,2)	(1.25)%	(1.14)%	(0.48)%	(1.40)%	(1.02)%	(1.23)%	(1.87)%		(2.06)%	(1.56)%	(2.16)%	(1.77)%	(1.98)%
Portfolio turnover rate	4,686%	934%	2,340%	5,840%	1,959%	2,121%	4,686%		934%	2,340%	5,840%	1,959%	2,121%

*	The Fund’s fiscal year end changed from July 31 to October 31 effective August 1, 2013.

**	The net investment loss per share data was determined using the average shares outstanding throughout each period.

+	Assumes reinvestment of all dividends and distributions, if any. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.

^	Annualized for periods less than one year.

(1)	The ratios of expenses to average net assets and net investment loss to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(2)	Recognition of net investment loss by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests. Includes adjustments in accordance with accounting principles generally accepted in the United States and consequently the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

See accompanying notes to financial statements.

96

FINANCIAL HIGHLIGHTS
Dunham Appreciation & Income Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each year.

	Class N

	Year Ended
	October 31,
	2014	2013	2012	2011	2010

Net asset value, beginning of year	$10.09	$8.90	$8.86	$8.47	$7.53
Income from investment operations:
Net investment income*	0.11	0.16	0.10	0.08	0.16
Net realized and unrealized gain	0.83	1.28	0.05	0.55	0.90
Total income from investment operations	0.94	1.44	0.15	0.63	1.06
Less distributions:
Distributions from net investment income	(0.15)	(0.25)	(0.11)	(0.24)	(0.12)
Total distributions	(0.15)	(0.25)	(0.11)	(0.24)	(0.12)
Net asset value, end of year	$10.88	$10.09	$8.90	$8.86	$8.47

Total return +	9.37%	16.59%	1.83%	7.56%	14.22%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$18,576	$15,855	$23,843	$24,475	$23,718

Ratios of expenses to average net assets:	1.44%	1.39%	1.60%	1.91%	1.52%
Ratios of net investment income to average net assets:	1.07%	1.70%	1.13%	0.90%	1.99%

Portfolio turnover rate	129%	62%	51%	69%	71%

	Class A					Class C
	Year Ended					Year Ended
	October 31,					October 31,
	2014	2013	2012	2011	2010	2014	2013	2012	2011	2010

Net asset value, beginning of year	$10.06	$8.88	$8.83	$8.45	$7.52	$9.90	$8.74	$8.70	$8.32	$7.40
Income from investment operations:
Net investment income (loss)*	0.09	0.13	0.08	0.06	0.14	0.01	0.06	0.01	(0.01)	0.08
Net realized and unrealized gain	0.82	1.27	0.06	0.55	0.90	0.80	1.26	0.06	0.55	0.89
Total income from investment operations	0.91	1.40	0.14	0.61	1.04	0.81	1.32	0.07	0.54	0.97
Less distributions:
Distributions from net investment income	(0.12)	(0.22)	(0.09)	(0.23)	(0.11)	(0.05)	(0.16)	(0.03)	(0.16)	(0.05)
Total distributions	(0.12)	(0.22)	(0.09)	(0.23)	(0.11)	(0.05)	(0.16)	(0.03)	(0.16)	(0.05)
Net asset value, end of year	$10.85	$10.06	$8.88	$8.83	$8.45	$10.66	$9.90	$8.74	$8.70	$8.32

Total return +	9.10%	16.21%	1.63%	7.33%	13.96%	8.21%	15.35%	0.84%	6.49%	13.14%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$4,509	$4,368	$4,470	$2,994	$7,530	$4,046	$3,765	$3,867	$4,130	$3,471

Ratios of expenses to average net assets:	1.69%	1.64%	1.85%	2.16%	1.77%	2.44%	2.39%	2.60%	2.91%	2.52%
Ratios of net investment income (loss) to average net assets:	0.83%	1.45%	0.88%	0.65%	1.74%	0.08%	0.70%	0.13%	(0.10)%	0.99%

Portfolio turnover rate	129%	62%	51%	69%	71%	129%	62%	51%	69%	71%

*	The net investment income (loss) per share data was determined using the average shares outstanding throughout each year.

+	Assumes reinvestment of all dividends and distributions, if any. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.

See accompanying notes to financial statements.

97

FINANCIAL HIGHLIGHTS
Dunham Large Cap Value Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each year

	Class N

	Year Ended
	October 31,
	2014	2013	2012	2011	2010

Net asset value, beginning of year	$14.55	$11.74	$10.60	$9.96	$8.70
Income from investment operations:
Net investment income *	0.13	0.16	0.12	0.06	0.06
Net realized and unrealized gain	1.70	2.78	1.07	0.64	1.25
Total income from investment operations	1.83	2.94	1.19	0.70	1.31
Less distributions:
Distributions from net investment income	(0.17)	(0.13)	(0.05)	(0.06)	(0.05)
Total distributions	(0.17)	(0.13)	(0.05)	(0.06)	(0.05)
Net asset value, end of year	$16.21	$14.55	$11.74	$10.60	$9.96

Total return +	12.64%	25.30%	11.29%	7.06%	15.11%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$41,917	$37,688	$37,650	$34,171	$31,436

Ratios of expenses to average net assets:	1.26%	1.00%	1.17%	1.62%	1.40%

Ratios of net investment income to average net assets	0.82%	1.25%	1.04%	0.53%	0.61%

Portfolio turnover rate	22%	16%	30%	30%	23%

	Class A					Class C
	Year Ended					Year Ended
	October 31,					October 31,
	2014	2013	2012	2011	2010	2014		2013		2012	2011	2010

Net asset value, beginning of year	$14.52	$11.72	$10.57	$9.95	$8.69	$14.09		$11.36		$10.31	$9.73	$8.53
Income from investment operations:
Net investment income (loss)*	0.09	0.13	0.09	0.04	0.01	(0.03)		0.03		0.00 (a)	(0.05)	(0.04)
Net realized and unrealized gain	1.69	2.77	1.08	0.64	1.28	1.65		2.71		1.05	0.63	1.24
Total income from investment operations	1.78	2.90	1.17	0.68	1.29	1.62		2.74		1.05	0.58	1.20
Less distributions:
Distributions from net investment income	(0.14)	(0.10)	(0.02)	(0.06)	(0.03)	(0.03)		(0.01)		0.00	0.00	0.00
Total distributions	(0.14)	(0.10)	(0.02)	(0.06)	(0.03)	(0.03)		(0.01)		0.00	0.00	0.00
Net asset value, end of year	$16.16	$14.52	$11.72	$10.57	$9.95	$15.68		$14.09		$11.36	$10.31	$9.73

Total return +	12.31%	24.99%	11.04%	6.78%	14.82%	11.49	% #	24.09	% #	10.18%	5.96%	14.07%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$7,685	$4,980	$2,969	$2,874	$3,844	$5,639		$5,029		$5,431	$6,129	$5,769

Ratios of expenses to average net assets:	1.51%	1.25%	1.42%	1.87%	1.65%	2.26%		2.00%		2.17%	2.62%	2.40%
Ratios of net investment income (loss) to average net assets:	0.57%	0.99%	0.79%	0.28%	0.36%	(0.18)%		0.25%		0.04%	(0.47)%	(0.39)%

Portfolio turnover rate	22%	16%	30%	30%	23%	22%		16%		30%	30%	23%

*	The net investment income (loss) per share data was determined using the average shares outstanding throughout each year

+	Assumes reinvestment of all dividends and distributions, if any. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares

(a)	Represents less than $0.01 per share.

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

See accompanying notes to financial statements.

98

FINANCIAL HIGHLIGHTS
Dunham Alternative Income Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each period.

	Class N

			Period Ended
	Year Ended	Year Ended	October 31,
	Oct. 31, 2014	Oct. 31, 2013	2012*

Net asset value, beginning of period	$11.24	$9.73	$10.00
Income (loss) from investment operations:
Net investment income (loss)**	0.28	0.17	(0.07)
Net realized and unrealized gain (loss)	0.57	1.46	(0.20)
Total income (loss) from investment operations	0.85	1.63	(0.27)
Less distributions:
Distributions from net investment income	(0.25)	(0.12)	0.00
Distributions from net realized gains	(0.26)	0.00	0.00
Total distributions	(0.51)	(0.12)	0.00
Net asset value, end of period	$11.58	$11.24	$9.73

Total return +	7.76%	16.84%	(2.70)%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$2,961	$1,099	$341
Ratios of expenses to average net assets ^	1.83%	2.90%	9.47%
Ratios of net investment income (loss) to average net assets ^	2.40%	1.66%	(6.42)%
Portfolio turnover rate	120%	69%	7	% (1)

	Class A				Class C

			Period Ended				Period Ended
	Year Ended	Year Ended	October 31,		Year Ended	Year Ended	October 31,
	Oct. 31, 2014	Oct. 31, 2013	2012*		Oct. 31, 2014	Oct. 31, 2013	2012*

Net asset value, beginning of period	$11.24	$9.73	$10.00		$11.21	$9.72	$10.00
Income (loss) from investment operations:
Net investment income (loss)**	0.26	0.15	(0.08)		0.17	0.07	(0.11)
Net realized and unrealized gain (loss)	0.56	1.46	(0.19)		0.56	1.46	(0.17)
Total income (loss) from investment operations	0.82	1.61	(0.27)		0.73	1.53	(0.28)
Less distributions:
Distributions from net investment income	(0.23)	(0.10)	0.00		(0.15)	(0.04)	0.00
Distributions from net realized gains	(0.26)	0.00	0.00		(0.26)	0.00	0.00
Total distributions	(0.49)	(0.10)	0.00		(0.41)	(0.04)	0.00
Net asset value, end of period	$11.57	$11.24	$9.73		$11.53	$11.21	$9.72

Total return +	7.43%	16.60%	(2.70)%		6.68%	15.75%	(2.80)%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$2,768	$2,405	$1,106		$2,157	$1,466	$525
Ratios of expenses to average net assets ^	2.08%	3.15%	9.72%		2.83%	3.90%	10.47%
Ratios of net investment income (loss) to average net assets ^	2.36%	1.42%	(6.67)%		1.56%	0.67%	(7.42)%
Portfolio turnover rate	120%	69%	7	% (1)	120%	69%	7	% (1)

*	The Fund commenced operations on September 14, 2012.

**	The net investment income (loss) per share data was determined using the average shares outstanding throughout each period.

^	Annualized for periods less than one year.

+	Assumes reinvestment of all dividends and distributions, if any. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.

(1)	Not annualized.

See accompanying notes to financial statements.

99

FINANCIAL HIGHLIGHTS
Dunham Focused Large Cap Growth Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each period.

	Class N

	Year Ended	Year Ended	Period Ended
	October 31,	October 31,	October 31,
	2014	2013	2012*

Net asset value, beginning of period	$14.02	$10.42	$10.00
Income from investment operations:
Net investment loss**	(0.11)	(0.10)	(0.16)
Net realized and unrealized gain	1.29	3.70	0.58
Total income from investment operations	1.18	3.60	0.42
Less distributions:
Distributions from net realized gains	(0.19)	0.00	0.00
Total distributions	(0.19)	0.00	0.00
Net asset value, end of period	$15.01	$14.02	$10.42

Total return +	8.48%	34.55%	4.20%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$37,106	$814	$450
Ratios of expenses to average net assets:
Before fee waivers ^	1.16%	1.71%	2.11%
After fee waivers ^	1.16%	1.69%	1.80%
Ratios of net investment loss to average net assets:
Before fee waivers ^	(0.76)%	(0.70)%	(1.06)%
After fee waivers ^	(0.76)%	(0.67)%	(0.75)%
Portfolio turnover rate	29%	91%	27	% (1)

	Class A				Class C

	Year Ended	Year Ended	Period Ended		Year Ended	Year Ended	Period Ended
	October 31,	October 31,	October 31,		October 31,	October 31,	October 31,
	2014	2013	2012*		2014	2013	2012*

Net asset value, beginning of period	$13.96	$10.39	$10.00		$13.76	$10.33	$10.00
Income from investment operations:
Net investment loss**	(0.21)	(0.11)	(0.09)		(0.26)	(0.26)	(0.30)
Net realized and unrealized gain	1.35	3.68	0.48		1.28	3.69	0.63
Total income from investment operations	1.14	3.57	0.39		1.02	3.43	0.33
Less distributions:
Distributions from net realized gains	(0.19)	0.00	0.00		(0.19)	0.00	0.00
Total distributions	(0.19)	0.00	0.00		(0.19)	0.00	0.00
Net asset value, end of period	$14.91	$13.96	$10.39		$14.59	$13.76	$10.33

Total return +	8.23%	34.36%	3.90%		7.47%	33.20%	3.30%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$19,949	$11,399	$10,344		$4,361	$510	$146
Ratios of expenses to average net assets:
Before fee waivers ^	1.41%	1.96%	2.36%		2.16%	2.71%	3.11%
After fee waivers ^	1.41%	1.94%	2.05%		2.16%	2.69%	2.80%
Ratios of net investment loss to average net assets:
Before fee waivers ^	(1.48)%	(0.95)%	(1.31)%		(1.87)%	(1.70)%	(2.06)%
After fee waivers ^	(1.48)%	(0.92)%	(1.00)%		(1.87)%	(1.67)%	(1.75)%
Portfolio turnover rate	29%	91%	27	% (1)	29%	91%	27	% (1)

*	The Fund commenced operations on December 8, 2011.

**	The net investment loss per share data was determined using the average shares outstanding throughout each period

^	Annualized for periods less than a year.

+	Assumes reinvestment of all dividends and distributions, if any. Aggregate (not annualized) total return is shown for any period shorter than one does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.

(1)	Not annualized.

See accompanying notes to financial statements.

100

FINANCIAL HIGHLIGHTS
Dunham Real Estate Stock Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each year

	Class N

			Year Ended
			October 31,
	2014	2013	2012	2011	2010

Net asset value, beginning of year	$16.53	$15.79	$13.80	$12.84	$9.27
Income from investment operations:
Net investment income *	0.13	0.23	0.21	0.14	0.14
Net realized and unrealized gain	3.20	1.27	1.90	0.98	3.54
Total income from investment operations	3.33	1.50	2.11	1.12	3.68
Less distributions:
Distributions from net investment income	(0.20)	(0.23)	(0.12)	(0.16)	(0.11)
Distributions from net realized gains	(0.39)	(0.53)	0.00	0.00	0.00
Total distributions	(0.59)	(0.76)	(0.12)	(0.16)	(0.11)
Net asset value, end of year	$19.27	$16.53	$15.79	$13.80	$12.84

Total return +	21.09%	9.85%	15.46%	8.82%	39.91%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$37,143	$33,545	$20,424	$12,507	$7,686

Ratios of expenses to average net assets:	1.59%	1.30%	1.46%	1.51%	2.26%
Ratios of net investment income to average net assets:	0.77%	1.40%	1.42%	1.09%	1.22%

Portfolio turnover rate	97%	163%	123%	59%	157%

	Class A					Class C

			Year Ended					Year Ended
			October 31,					October 31,
	2014	2013	2012	2011	2010	2014	2013	2012	2011	2010

Net asset value, beginning of year	$16.55	$15.77	$13.80	$12.85	$9.27	$16.02	$15.33	$13.40	$12.49	$9.01
Income from investment operations:
Net investment income (loss) *	0.08	0.15	0.21	0.13	0.10	(0.04)	0.07	0.07	0.01	0.02
Net realized and unrealized gain	3.22	1.31	1.87	0.95	3.56	3.11	1.23	1.86	0.94	3.46
Total income from investment operations	3.30	1.46	2.08	1.08	3.66	3.07	1.30	1.93	0.95	3.48
Less distributions:
Distributions from net investment income	(0.13)	(0.15)	(0.11)	(0.13)	(0.08)	(0.05)	(0.08)	0.00	(0.04)	0.00
Distributions from net realized gains	(0.39)	(0.53)	0.00	0.00	0.00	(0.39)	(0.53)	0.00	0.00	0.00
Total distributions	(0.52)	(0.68)	(0.11)	(0.13)	(0.08)	(0.44)	(0.61)	0.00	(0.04)	0.00
Net asset value, end of year	$19.33	$16.55	$15.77	$13.80	$12.85	$18.65	$16.02	$15.33	$13.40	$12.49

Total return +	20.73%	9.60%	15.20%	8.48%	39.66%	19.88%	8.73%	14.40%	7.65%	38.62%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$3,913	$2,539	$709	$6,962	$47	$4,166	$2,684	$2,370	$1,944	$1,310

Ratios of expenses to average net assets:	1.84%	1.55%	1.71%	1.76%	2.51%	2.59%	2.30%	2.46%	2.51%	3.26%
Ratios of net investment income (loss) to average net assets:	0.48%	1.15%	1.17%	0.81%	0.97%	(0.24)%	0.40%	0.42%	0.07%	0.22%

Portfolio turnover rate	97%	163%	123%	59%	157%	97%	163%	123%	59%	157%

*	The net investment income per share data was determined using the average shares outstanding throughout each year.

+	Assumes reinvestment of all dividends and distributions, if any. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.

See accompanying notes to financial statements.

101

FINANCIAL HIGHLIGHTS
Dunham International Stock Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each year.

	Class N

			Year Ended
			October 31,
	2014	2013	2012	2011	2010

Net asset value, beginning of year	$15.22	$12.05	$11.85	$12.79	$11.12
Income (loss) from investment operations:
Net investment income*	0.15	0.07	0.14	0.15	0.08
Net realized and unrealized gain (loss)	0.10	3.24	0.22	(0.98)	1.80
Total income (loss) from investment operations	0.25	3.31	0.36	(0.83)	1.88
Less distributions:
Distributions from net investment income	(0.26)	(0.14)	(0.16)	(0.11)	(0.21)
Total distributions	(0.26)	(0.14)	(0.16)	(0.11)	(0.21)
Net asset value, end of year	$15.21	$15.22	$12.05	$11.85	$12.79

Total return + #	1.66%	27.64%	3.16%	(6.56)%	17.15%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$57,359	$49,815	$44,947	$39,163	$36,546

Ratios of expenses to average net assets:	2.04%	2.11%	1.97%	2.28%	2.53%
Ratios of net investment income to average net assets:	0.99%	0.52%	1.24%	1.19%	0.67%

Portfolio turnover rate	117%	131%	142%	110%	118%

	Class A					Class C

			Year Ended						Year Ended
			October 31,						October 31,
	2014	2013	2012	2011	2010	2014		2013	2012	2011	2010

Net asset value, beginning of year	$15.19	$12.03	$11.84	$12.79	$11.13	$14.70		$11.64	$11.44	$12.37	$10.78
Income (loss) from investment operations:
Net investment income (loss)*	0.15	0.06	0.10	0.18	0.04	(0.00	) (a)	(0.06)	0.03	0.02	(0.04)
Net realized and unrealized gain (loss)	0.06	3.22	0.22	(1.04)	1.82	0.10		3.13	0.21	(0.95)	1.75
Total income (loss) from investment operations	0.21	3.28	0.32	(0.86)	1.86	0.10		3.07	0.24	(0.93)	1.71
Less distributions:
Distributions from net investment income	(0.24)	(0.12)	(0.13)	(0.09)	(0.20)	(0.12)		(0.01)	(0.04)	0.00	(0.12)
Total distributions	(0.24)	(0.12)	(0.13)	(0.09)	(0.20)	(0.12)		(0.01)	(0.04)	0.00	(0.12)
Net asset value, end of year	$15.16	$15.19	$12.03	$11.84	$12.79	$14.68		$14.70	$11.64	$11.44	$12.37

Total return + #	1.35%	27.40%	2.80%	(6.78)%	16.85%	0.67%		26.40%	2.10%	(7.52)%	16.00%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$7,871	$4,741	$1,580	$1,309	$322	$6,551		$5,627	$5,881	$6,849	$7,036

Ratios of expenses to average net assets:	2.29%	2.36%	2.22%	2.53%	2.78%	3.04%		3.11%	2.97%	3.28%	3.53%
Ratios of net investment income (loss) to average net assets:	0.97%	0.41%	0.99%	0.94%	0.42%	(0.02)%		(0.46)%	0.24%	0.19%	(0.33)%

Portfolio turnover rate	117%	131%	142%	110%	118%	117%		131%	142%	110%	118%

*	The net investment income (loss) per share data was determined using the average shares outstanding throughout each year.

+	Assumes reinvestment of all dividends and distributions, if any. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(a)	Represents less than $0.01 per share.

See accompanying notes to financial statements.

102

FINANCIAL HIGHLIGHTS
Dunham Small Cap Value Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each year.

	Class N
			Year Ended
			October 31,
	2014	2013	2012	2011	2010

Net asset value, beginning of year	$14.65	$11.21	$10.44	$9.78	$7.94
Income from investment operations:
Net investment income *	0.04	0.07	0.00 (a)	0.02	0.03
Net realized and unrealized gain	1.45	3.40	0.77	0.66	1.90
Total income from investment operations	1.49	3.47	0.77	0.68	1.93
Less distributions:
Distributions from net investment income	(0.02)	(0.03)	0.00	(0.02)	(0.09)
Distributions from net realized gains	(0.67)	0.00	0.00	0.00	0.00
Total distributions	(0.69)	(0.03)	0.00	(0.02)	(0.09)
Net asset value, end of year	$15.45	$14.65	$11.21	$10.44	$9.78

Total return + #	10.30%	31.05%	7.38%	6.94%	24.39%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$23,783	$16,640	$15,764	$14,739	$14,378

Ratios of expenses to average net assets:	1.45%	1.29%	2.02%	2.10%	2.08%
Ratios of net investment income to average net assets:	0.27%	0.62%	0.04%	0.06%	0.37%

Portfolio turnover rate	106%	147%	62%	50%	41%

	Class A					Class C

			Year Ended					Year Ended
			October 31,					October 31,
	2014	2013	2012	2011	2010	2014	2013	2012	2011	2010

Net asset value, beginning of year	$14.59	$11.16	$10.40	$9.75	$7.92	$13.74	$10.59	$9.96	$9.40	$7.65
Income from investment operations:
Net investment income (loss)*	(0.00)	0.01	0.00 (a)	(0.01)	0.00 (a)	(0.10)	(0.03)	(0.10)	(0.09)	(0.06)
Net realized and unrealized gain	1.44	3.42	0.76	0.66	1.89	1.35	3.18	0.73	0.65	1.82
Total income from investment operations	1.44	3.43	0.76	0.65	1.89	1.25	3.15	0.63	0.56	1.76
Less distributions:
Distributions from net investment income	0.00	0.00	0.00	0.00	(0.06)	0.00	0.00	0.00	0.00	(0.01)
Distributions from net realized gains	(0.67)	0.00	0.00	0.00	0.00	(0.67)	0.00	0.00	0.00	0.00
Total distributions	(0.67)	0.00	0.00	0.00	(0.06)	(0.67)	0.00	0.00	0.00	(0.01)
Net asset value, end of year	$15.36	$14.59	$11.16	$10.40	$9.75	$14.32	$13.74	$10.59	$9.96	$9.40

Total return + #	10.02%	30.74%	7.31%	6.67%	24.01%	9.22%	29.75%	6.33%	5.96%	23.02%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$3,268	$1,756	$567	$193	$154	$2,494	$2,057	$2,099	$2,574	$2,341

Ratios of expenses to average net assets:	1.70%	1.54%	2.27%	2.35%	2.33%	2.45%	2.29%	3.02%	3.10%	3.08%
Ratios of net investment income (loss) to average net assets:	(0.06)%	0.15%	(0.21)%	(0.22)%	0.12%	(0.70)%	(0.37)%	(0.96)%	(0.95)%	(0.63)%

Portfolio turnover rate	106%	147%	62%	50%	41%	106%	147%	62%	50%	41%

*	The net investment income (loss) per share data was determined using the average shares outstanding throughout each year.

+	Assumes reinvestment of all dividends and distributions, if any. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.

(a)	Represents less than $0.01 per share.

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

See accompanying notes to financial statements.

103

FINANCIAL HIGHLIGHTS
Dunham Emerging Markets Stock Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each year.

	Class N

			Year Ended
			October 31,
	2014	2013	2012	2011	2010

Net asset value, beginning of year	$14.66	$13.82	$13.43	$16.03	$13.41
Income (loss) from investment operations:
Net investment income (loss)*	0.20	0.00 (a)	0.04	(0.05)	(0.11)
Net realized and unrealized gain (loss) **	(0.11)	0.84	0.35	(2.55)	3.01
Total income (loss) from investment operations	0.09	0.84	0.39	(2.60)	2.90
Less distributions:
Distributions from net investment income	0.00	0.00	0.00	0.00	(0.28)
Total distributions	0.00	0.00	0.00	0.00	(0.28)
Net asset value, end of year	$14.75	$14.66	$13.82	$13.43	$16.03

Total return +, #	0.61%	6.08%	2.90%	(16.22)%	21.98%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$35,872	$24,736	$16,017	$14,616	$13,592

Ratios of expenses to average net assets:	1.29%	2.00%	1.75%	2.10%	2.24%
Ratios of net investment income (loss) to average net assets:	1.39%	0.03%	0.29%	(0.35)%	(0.80)%

Portfolio turnover rate	108%	166%	104%	98%	206%

	Class A					Class C

			Year Ended					Year Ended
			October 31,					October 31,
	2014	2013	2012	2011	2010	2014	2013	2012	2011	2010

Net asset value, beginning of year	$14.39	$13.59	$13.23	$15.83	$13.28	$13.82	$13.16	$12.90	$15.56	$13.06
Income (loss) from investment operations:
Net investment income (loss)*	0.16	(0.07)	0.05	(0.12)	(0.15)	0.04	(0.14)	(0.09)	(0.20)	(0.24)
Net realized and unrealized gain (loss) **	(0.11)	0.87	0.31	(2.48)	2.98	(0.10)	0.80	0.35	(2.46)	2.91
Total income (loss) from investment operations	0.05	0.80	0.36	(2.60)	2.83	(0.06)	0.66	0.26	(2.66)	2.67
Less distributions:
Distributions from net investment income	0.00	0.00	0.00	0.00	(0.28)	0.00	0.00	0.00	0.00	(0.17)
Total distributions	0.00	0.00	0.00	0.00	(0.28)	0.00	0.00	0.00	0.00	(0.17)
Net asset value, end of year	$14.44	$14.39	$13.59	$13.23	$15.83	$13.76	$13.82	$13.16	$12.90	$15.56

Total return +, #	0.35%	5.89%	2.72%	(16.42)%	21.62%	(0.43)%	5.02%	2.02%	(17.10)%	20.67%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$4,036	$2,475	$11,364	$951	$2,663	$3,593	$2,735	$2,497	$2,755	$2,746

Ratios of expenses to average net assets:	1.54%	2.25%	2.00%	2.35%	2.49%	2.29%	3.00%	2.75%	3.10%	3.24%
Ratios of net investment income (loss) to
average net assets:	1.14%	(0.48)%	0.04%	(0.80)%	(1.05)%	0.34%	(1.03)%	(0.71)%	(1.35)%	(1.80)%

Portfolio turnover rate	108%	166%	104%	98%	206%	108%	166%	104%	98%	206%

(a)	Represents less than $0.01 per share.

*	The net investment income (loss) per share data was determined using the average shares outstanding throughout each year.

**	The amount of net realized and unrealized loss on investment per share for the year ended October 31, 2014 does not accord with the amounts in the Statements of Operations due to the timing of purchases and sales of Fund shares in relation to fluctuating market values.

+	Assumes reinvestment of all dividends and distributions, if any. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

See accompanying notes to financial statements.

104

FINANCIAL HIGHLIGHTS
Dunham Small Cap Growth Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each year.

	Class N

			Year Ended
			October 31,
	2014	2013	2012	2011	2010

Net asset value, beginning of year	$20.62	$15.69	$14.75	$13.67	$11.02
Income (loss) from investment operations:
Net investment loss*	(0.29)	(0.19)	(0.17)	(0.18)	(0.24)
Net realized and unrealized gain	1.11	6.10	1.11	1.26	2.89
Total income from investment operations	0.82	5.91	0.94	1.08	2.65
Less distributions:
Distributions from net realized gains	(3.73)	(0.98)	0.00	0.00	0.00
Total distributions	(3.73)	(0.98)	0.00	0.00	0.00
Net asset value, end of year	$17.71	$20.62	$15.69	$14.75	$13.67

Total return + #	3.64%	40.28%	6.37%	7.90%	24.05%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$21,153	$16,146	$14,627	$14,975	$14,301

Ratios of expenses to average net assets:	1.84%	1.35%	1.34%	1.45%	2.22%
Ratios of net investment loss to average net assets:	(1.61)%	(1.08)%	(1.12)%	(1.15)%	(1.88)%

Portfolio turnover rate	192%	231%	211%	235%	194%

	Class A					Class C

			Year Ended					Year Ended
			October 31,					October 31,
	2014	2013	2012	2011	2010	2014	2013	2012	2011	2010

Net asset value, beginning of year	$20.28	$15.49	$14.59	$13.56	$10.96	$18.66	$14.43	$13.69	$12.82	$10.44
Income (loss) from investment operations:
Net investment loss*	(0.34)	(0.24)	(0.21)	(0.24)	(0.25)	(0.42)	(0.32)	(0.30)	(0.31)	(0.34)
Net realized and unrealized gain	1.10	6.01	1.11	1.27	2.85	1.00	5.53	1.04	1.18	2.72
Total income from investment operations	0.76	5.77	0.90	1.03	2.60	0.58	5.21	0.74	0.87	2.38
Less distributions:
Distributions from net realized gains	(3.73)	(0.98)	0.00	0.00	0.00	(3.73)	(0.98)	0.00	0.00	0.00
Total distributions	(3.73)	(0.98)	0.00	0.00	0.00	(3.73)	(0.98)	0.00	0.00	0.00
Net asset value, end of year	$17.31	$20.28	$15.49	$14.59	$13.56	$15.51	$18.66	$14.43	$13.69	$12.82

Total return + #	3.36%	39.88%	6.17%	7.60%	23.72%	2.56%	38.87%	5.41%	6.79%	22.80%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$6,443	$5,890	$2,418	$1,950	$852	$3,165	$2,685	$2,694	$3,193	$3,291

Ratios of expenses to average net assets:	2.09%	1.60%	1.59%	1.70%	2.47%	2.84%	2.35%	2.34%	2.45%	3.22%
Ratios of net investment loss to average net assets:	(1.86)%	(1.33)%	(1.37)%	(1.40)%	(2.13)%	(2.61)%	(2.08)%	(2.12)%	(2.15)%	(2.88)%

Portfolio turnover rate	192%	231%	211%	235%	194%	192%	231%	211%	235%	194%

*	The net investment loss per share data was determined using the average shares outstanding throughout each year.

+	Assumes reinvestment of all dividends and distributions, if any. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

See accompanying notes to financial statements.

105

NOTES TO FINANCIAL STATEMENTS

October 31, 2014

1.	ORGANIZATION

Each Dunham Fund (each, a “Fund” and collectively the “Funds”) is a series of shares of beneficial interest in the Dunham Funds (the “Trust”), a Delaware Business Trust organized on November 28, 2007 and registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) as an open-end management investment company. Prior to that date, the Dunham Funds were a series of AdvisorOne Funds, also a Delaware Business Trust. The Dunham Funds currently consist of sixteen funds: Corporate/Government Bond Fund; Monthly Distribution Fund; Floating Rate Bond Fund; High-Yield Bond Fund; International Opportunity Bond Fund; Dynamic Macro Fund; Alternative Strategy Fund; Appreciation & Income Fund; Large Cap Value Fund; Alternative Income Fund; Focused Large Cap Growth Fund; Real Estate Stock Fund; International Stock Fund; Small Cap Value Fund; Emerging Markets Stock Fund and Small Cap Growth Fund. Alternative Strategy Fund, Alternative Income Fund, Focused Large Cap Growth Fund, International Opportunity Bond Fund, and Real Estate Stock Fund are non-diversified funds within the meaning of the 1940 Act. The remaining Funds are diversified funds within the meaning of the 1940 Act.

Fund	Primary Objective
Corporate/Government Bond	Current income and capital appreciation
Monthly Distribution	Positive returns in rising and falling market environments
Floating Rate Bond	High level of current income
High-Yield Bond	High level of current income
International Opportunity Bond	High level of current income
Dynamic Macro	Maximize total return from capital appreciation and dividends
Alternative Strategy	Long-term capital appreciation by realizing gains during periods of rising and declining markets
Appreciation & Income	Total return under varying market conditions through both current income and capital appreciation
Large Cap Value	Maximize total return from capital appreciation and dividends
Alternative Income	Maximize income
Focused Large Cap Growth	Maximize capital appreciation
Real Estate Stock	Maximize total return from capital appreciation and dividends
International Stock	Maximize total return from capital appreciation and dividends
Small Cap Value	Maximize total return from capital appreciation and income
Emerging Markets Stock	Maximize capital appreciation
Small Cap Growth	Maximize capital appreciation

Currently, each Fund offers Class A, Class C and Class N shares. Each class represents an interest in the same assets of the applicable Fund with the only differences being that Class A shares are subject to a front-end sales charge and an annual distribution fee, Class C shares are subject to an annual service and distribution fee and Class N shares have a higher minimum investment amount. Investors that purchase $1,000,000 or more of Class A shares will not pay any initial sales charge on the purchase. However, purchases of $1,000,000 or more of Class A shares may be subject to a contingent deferred sales charge (“CDSC”) on shares redeemed during the first 18 months after their purchase in the amount of the commissions paid on the shares redeemed. The Class C and Class N shares, with the exception of Monthly Distribution, High-Yield Bond, Dynamic Macro, Focused Large Cap Growth, Alternative Income, Alternative Strategy, Floating Rate Bond, and International Opportunity Bond commenced operations on December 10, 2004 and were formed as a result of tax-free conversions from common trusts. The conversions were accomplished through the exchange of the common trust securities, cash, and other assets for equivalent value of the Funds’ shares. High-Yield Bond Class C and Class N shares commenced operations on July 1, 2005. The Class A shares for all Funds except Monthly Distribution, Dynamic Macro, Focused Large Cap Growth, Alternative Income, Alternative Strategy, Floating Rate Bond, and International Opportunity Bond commenced operations on January 3, 2007. Monthly Distribution’s Predecessor Fund’s Class A shares and Class C shares commenced operations on December 26, 2000. Monthly Distribution’s Class N shares commenced operations on September 29, 2008. Dynamic Macro commenced operations on April 30, 2010. Focused Large Cap Growth commenced operations on December 8, 2011. Alternative Income commenced operations on September 14, 2012. Effective October 1, 2014, Dynamic Macro changed its name from Loss Averse Equity Income. Alternative Strategy’s Predecessor Fund’s Class N shares commenced operations on February 13, 2009 and Alternative Strategy Class A shares commenced operations on March 25, 2009. Alternative Strategy Class C shares commenced operations on May 14, 2009. Floating Rate Bond and International Opportunity Bond commenced operations on November 1, 2013.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

106

NOTES TO FINANCIAL STATEMENTS (Continued)

October 31, 2014

The following is a summary of significant accounting policies followed by the Fund in preparation of their financial statements.

a. Security Valuation – In determining each Fund’s Net Asset Value (“NAV”) per share, equity securities for which market quotations are readily available are valued at current market value using the last reported sales price. NASDAQ traded securities are valued using the NASDAQ official closing price (“NOCP”). If no sale price is reported, the mean between the current bid and ask price is used. If market quotations are not readily available, then securities are valued at fair value as determined by the Board of Trustees of the Trust (the “Board”) (or its delegate). U.S. Government and agency securities are valued at the mean between the most recent bid and asked prices. Short-term debt instruments with a remaining maturity of more than 60 days, intermediate and long-term bonds, convertible bonds, bank loans and other debt securities are generally valued on the basis of dealer supplied quotations or by a pricing system selected by Dunham & Associates Investment Counsel, Inc. (“Dunham & Associates” or the “Adviser”) and approved by the Board. Where such prices are not available, valuations will be obtained from brokers who are market makers for such securities. However, in circumstances where the Adviser deems it appropriate to do so, the mean of the bid and asked prices for over-the-counter securities or the last available sale price for exchange-traded debt securities may be used. Where no last sale price for exchange traded debt securities is available, the mean of the bid and asked prices may be used. Short-term debt securities with a remaining maturity of 60 days or less may be valued at amortized cost, provided such valuations represent fair value.

Options are valued at the last reported sale price at the close of the exchange on which the security is primarily traded. If no sales are reported for the exchange-traded options, or the options are not exchange-traded, then they are valued at the mean of their most recent quoted bid and asked price.

Equity swaps are valued at the last reported sale price at the close of the exchange on which the underlying security is primarily traded. If no sale price is reported, then they are valued at the mean of their most recent quoted bid and asked price.

Futures and future options are valued at the final settled price or, in the absence of a settled price, at the mean between the current bid and ask prices on the day of valuation.

Trading in securities on far eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day in New York (i.e., a day on which the New York Stock Exchange (“NYSE”) is open). In addition, far eastern securities trading generally, or in a particular country or countries, may not take place on all business days in New York. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days, which are not business days in New York, and on which a Fund’s NAV is not calculated. Each Fund calculates NAV per share, and therefore effects sales, redemptions and repurchases of its shares, as of the close of regular trading on the NYSE once on each day on which the NYSE is open. Such calculation may not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation. If events that may materially affect the value of such securities occur between the time when their price is determined and the time when the Fund’s NAV is calculated, such securities may be valued at fair value as determined in good faith in accordance with procedures approved by the Board.

Securities in which the Funds invest may be traded in markets that close before 4:00 p.m. Eastern Time (“ET”). Normally, developments that occur between the close of the foreign markets and 4:00 p.m. ET will not be reflected in a Fund’s NAV. However, Funds may determine that such developments are so significant that they will materially affect the value of the Fund’s securities, and the Fund may adjust the previous closing prices to reflect what the Board believes to be the fair value of these securities as of 4:00 p.m. ET. Effective July 1, 2009, both International Stock and Emerging Markets Stock began using fair value prices as provided by an independent pricing vendor on a daily basis for those securities traded on a foreign exchange.

Securities for which current market quotations are not readily available, or for which quotations are not deemed to be representative of market values, are valued at fair value as determined in good faith by or under the direction of the Board in accordance with the Trust’s Portfolio Securities Valuation Procedures (the “Procedures”). The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security.

Valuation of Fund of Funds - The Funds may invest in portfolios of open-end investment companies. Open-end funds are valued at their respective net asset values as reported by such investment companies. Open-end funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value based on the methods established by the board of directors of the open-end funds.

The Funds utilize various methods to measure the fair value of most of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities.

107

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October 31, 2014

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of October 31, 2014 for the Funds’ assets and liabilities measured at fair value:

Corporate/Government Bond

Assets	Level 1	Level 2	Level 3	Total
Corporate Bonds & Notes *	$—	$31,153,252	$—	$31,153,252
Foreign Government Bonds	—	413,790	—	413,790
Municipal	—	663,126	—	663,126
U.S. Government & Agency	—	12,176,192	—	12,176,192
Bank Loans	—	4,535,823	—	4,535,823
Preferred Stock *	759,348	—	—	759,348
Short-Term Investment	1,052,461	—	—	1,052,461
Total	$1,811,809	$48,942,183	$—	$50,753,992

Monthly Distribution

Assets	Level 1	Level 2	Level 3	Total
Common Stock *	$193,507,578	$178,812	$—	$193,686,390
Closed End Funds *	1,739,085	—	—	1,739,085
Preferred Stock *	25,986,791	—	—	25,986,791
Bonds & Notes *	—	23,882,272	—	23,882,272
Purchased Put Options	2,809,873	1,403,203	—	4,213,076
Short-Term Investment	36,047,320	—	—	36,047,320
Total Assets	$260,090,647	$25,464,287	$—	$285,554,934
Derivatives
Forward Currency Exchange Contracts	—	655,654	—	655,654
Equity Swap Contracts	3,048,136	—	—	3,048,136
Total Derivatives	$3,048,136	$655,654	$—	$3,703,790
Liabilities-Securities Sold Short	53,633,526		—	53,633,526
Total Liabilities	$53,633,526	$—	$—	$53,633,526
Liabilities-Derivatives
Written Call Options	4,481,836	485,398	—	4,967,234
Written Put Options	66,677	—	—	66,677
Equity Swap Contracts	4,385,807	—	—	4,385,807
Forward Currency Exchange Contracts	—	13,745	—	13,745
Total Derivatives	$8,934,320	$499,143	$—	$9,433,463
108

NOTES TO FINANCIAL STATEMENTS (Continued)

October 31, 2014

Floating Rate Bond

Assets	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$1,163,940	$—	$—	$1,163,940
Bank Loans *	—	71,328,282		71,328,282
Bonds & Notes *	—	6,140,965	—	6,140,965
Short-Term Investment	3,616,578	—	—	3,616,578
Total	$4,780,518	$77,469,247	$—	$82,249,765

High-Yield Bond

Assets	Level 1	Level 2	Level 3	Total
Preferred Stock	$330,132	$—	$—	$330,132
Bonds & Notes *	—	130,486,509	—	130,486,509
Short-Term Investment	3,401,865	—	—	3,401,865
Total	$3,731,997	$130,486,509	$—	$134,218,506

International Opportunity Bond

Assets	Level 1	Level 2	Level 3	Total
Corporate Bonds & Notes *	$—	$19,616,997	$—	$19,616,997
Foreign Government Bond *	—	26,311,150	—	26,311,150
Collateral Mortgage Backed Security	—	248,187	—	248,187
Short-Term Investment	419,435	—	—	419,435
Total	$419,435	$46,176,334	$—	$46,595,769
Derivatives
Futures Contracts	$21,674	$—	$—	$21,674
Foreign Currency Exchange Contracts	—	204,700	—	204,700
Total	$21,674	$204,700	$—	$226,374
Liabilities-Derivatives
Futures Contracts	$54,965	$—	$—	$54,965
Foreign Currency Exchange Contracts	—	305,677	—	305,677
Total	$54,965	$305,677	$—	$360,642

Dynamic Macro

Exchange Traded Funds *	$6,277,485	$—	$—	$6,277,485
Short-Term Investments	3,126,273	5,149,879	—	8,276,152
Derivatives
Purchased Options	485,875	—	—	485,875
Futures	166,921	—	—	166,921
Total	$10,056,554	$5,149,879	$—	$15,206,433
Liabilities - Derivatives
Futures	$39,363	$—	$—	$39,363

Alternative Strategy

Assets	Level 1	Level 2	Level 3	Total
Exchange Traded Funds *	$13,295,298	$—	$—	$13,295,298
Exchange Traded Notes *	361,380	—	—	361,380
Short-Term Investment	4,671,650	—	—	4,671,650
Total	$18,328,328	$—	$—	$18,328,328

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NOTES TO FINANCIAL STATEMENTS (Continued)

October 31, 2014

Appreciation & Income

Assets	Level 1	Level 2	Level 3	Total
Common Stock *	$934,600	$—	$—	$934,600
Convertible Bonds *	—	22,453,626	—	22,453,626
Preferred Stock *	2,320,751	—	—	2,320,751
Short-Term Investment	1,286,103	—	—	1,286,103
Total	$4,541,454	$22,453,626	$—	$26,995,080

Large Cap Value

Assets	Level 1	Level 2	Level 3	Total
Common Stock *	$54,512,782	$—	$—	$54,512,782
Short-Term Investment	613,697	—	—	613,697
Total	$55,126,479	$—	$—	$55,126,479

Alternative Income

Assets	Level 1	Level 2	Level 3	Total
Common Stock *	$7,587,482	$—	$—	$7,587,482
Exchange Traded Fund *	233,120	—	—	233,120
Short-Term Investment	13,317	—	—	13,317
Total	$7,833,919	$—	$—	$7,833,919

Focused Large Cap Growth

Assets	Level 1	Level 2	Level 3	Total
Common Stock *	$60,941,582	$—	$—	$60,941,582
Short-Term Investment	536,683	—	—	536,683
Total	$61,478,265	$—	$—	$61,478,265

Real Estate Stock

Assets	Level 1	Level 2	Level 3	Total
REITS *	$44,777,349	$—	$—	$44,777,349
Short-Term Investment	557,515	—	—	557,515
Total	$45,334,864	$—	$—	$45,334,864

International Stock

Assets	Level 1	Level 2	Level 3	Total
Common Stock *	$18,390,075	$51,069,784	$—	$69,459,859
Preferred Stock *	324,004	299,076	—	623,080
Short-Term Investment	1,427,180	—	—	1,427,180
Total Assets	$20,141,259	$51,368,860	$—	$71,510,119
Assets - Derivatives
Forward Currency Exchange Contracts	—	798,709	—	798,709
Total Derivatives	$—	$798,709	$—	$798,709
Liabilities - Derivatives
Forward Currency Exchange Contracts	—	(633,291)	—	(633,291)
Total Liabilities	$—	$(633,291)	$—	$(633,291)

International Stock
Transfer into Level 2 from Level 1	$—
Transfers out of Level 2 into Level 1	798,959
Net Transfers in/(out) of Level 2	$798,959

Transfers that were made out of Level 2 into Level 1 represent securities that are being valued using quoted prices in active market.

110

NOTES TO FINANCIAL STATEMENTS (Continued)

October 31, 2014

Small Cap Value

Assets	Level 1	Level 2	Level 3	Total
Common Stock *	$27,936,601	$—	$—	$27,936,601
Exchange Traded Funds	1,080,864	—	—	1,080,864
Short-Term Investment	505,644	—	—	505,644
Total	$29,523,109	$—	$—	$29,523,109

Emerging Markets Stock

Assets	Level 1	Level 2	Level 3	Total
Common Stock *	$16,087,061	$21,850,906	$—	$37,937,967
Preferred Stock *	1,514,658	—	—	1,514,658
Exchange Traded Funds	3,105,350	—	—	3,105,350
Short-Term Investment	1,060,672	—	—	1,060,672
Total	$21,767,741	$21,850,906	$—	$43,618,647

Small Cap Growth

Assets	Level 1	Level 2	Level 3	Total
Common Stock *	$29,521,800	$—	$—	$29,521,800
Short-Term Investment	528,758	—	—	528,758
Total	$30,050,558	$—	$—	$30,050,558

*	See each Fund’s Schedule of Investments for breakdown by industry.

The Funds did not hold any Level 3 securities during the year.

Transfers into or out of Level 1 and 2 during the current year have been presented above. It is the Funds’ policy to recognize transfers into and out of Level 1 and Level 2 at the end of the reporting period.

b. Foreign Currency Translations – The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency, and income receipts and expense payments, are translated into U.S. dollars using the prevailing exchange rate at the London market close. Purchases and sales of securities are translated into U.S. dollars at the contractual currency rates established at the approximate time of the trade.

Net realized gains and losses on foreign currency transactions represent net gains and losses from currency realized between the trade and settlement dates on securities transactions and the difference between income accrued versus income received. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

c. Forward Currency Contracts – As foreign securities are purchased, a Fund generally enters into forward currency exchange contracts in order to hedge against foreign currency exchange rate risks. The market value of the contract fluctuates with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by a Fund as an unrealized gain or loss. As foreign securities are sold, a portion of the contract is generally closed and the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. A Fund may also enter into forward currency contracts as an investment strategy consistent with that Fund’s investment objective. Realized gains and losses from contract transactions are included as a component of net realized gains (losses) from investments and foreign currency in the Statements of Operations. For the year ended October 31, 2014, Monthly Distribution, International Opportunity Bond and International Stock had net realized gains of $331,700, $77,401, and $554,307 respectively. Dynamic Macro, Alternative Income and Emerging Markets had net realized losses of $284, $212 and $23,751 respectively on forward currency contracts. At October 31, 2014, net unrealized gains for Monthly Distribution and International Stock were $1,174,415 and $258,517, respectively, and net unrealized losses for International Opportunity Bond were $100,977 on open forward currency contracts.

d. Options – Monthly Distribution and Dynamic Macro are subject to stock market risk in the normal course of pursuing their investment objectives and may purchase or sell options to help hedge against this risk.

A Fund may write call options only if it (i) owns an offsetting position in the underlying security or (ii) has an absolute or immediate right to acquire that security without additional cash consideration or exchange of other securities held in its portfolio. When a Fund writes an option, there is no taxable event and an amount equal to the premium received is recorded by that Fund as a liability. The liability is thereafter valued to reflect the current value of the option. If the option is not exercised and expires, or if a Fund effects a closing purchase transaction, the Fund realizes a gain (or loss in the case of a closing purchase transaction where the cost to close the transaction exceeds the original premium received), and the liability related to the option is extinguished. Any such gain or loss generally is a short-term capital gain or loss for federal income tax purposes. If a call option that a Fund has written on any equity security is exercised, that Fund will realizes a capital gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security, and the proceeds from such sale are increased by the premium originally

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NOTES TO FINANCIAL STATEMENTS (Continued)

October 31, 2014

received. If a put option that a Fund has written on an equity security is exercised, the amount of the premium originally received reduces the cost of the security that a Fund purchases upon exercise of the option. When a Fund writes a put option, that Fund must deposit cash or liquid securities into a segregated account equal to the put option’s exercise value (number of shares times strike price).

A Fund may purchase put and call options. Put options are purchased to hedge against a decline in the value of securities held in that Fund’s portfolio. If such a decline occurs, the put options will permit that Fund to sell the securities underlying such options at the exercise price, or to close out the options at a profit. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by that Fund upon exercise of the option, and, unless the price of the underlying security rises or declines sufficiently, the option may expire worthless to that Fund. In addition, in the event that the price of the security in connection with which an option was purchased moves in a direction favorable to that Fund, the benefits realized by that Fund as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs. Written and purchased options are non-income producing securities. For the year ended October 31, 2014, Monthly Distribution had net realized losses of $7,667,178 and Dynamic Macro had net realized gains of $35,691, resulting from purchased option activity.

e. Swap Agreements – Monthly Distribution is subject to stock market risk in the normal course of pursuing its investment objectives. The Fund may enter into various swap transactions for investment purposes to manage equity risk. These are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index or market segment. Changes in the value of swap agreements are recognized as unrealized gains or losses in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund amortizes upfront payments and/or accrues for the fixed payment stream on swap agreements on a daily basis with the net amount recorded as a component of unrealized gain or loss on the Statement of Operations. A liquidation payment received or made at the termination of the swap agreement is recorded as a realized gain or loss on the Statement of Operations. The Fund segregates liquid securities having a value at least equal to the amount of its current obligation under any swap transaction. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and counterparty risk in excess of amounts recognized on the Statements of Assets and Liabilities. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the contract’s remaining life, to the extent that that amount is positive. For the year ended October 31, 2014, Monthly Distribution had net realized gains of $10,063,884 resulting from swap activity.

f. Futures Contracts – International Opportunity Bond and Dynamic Macro Fund are subject to interest rate risk and forward currency exchange rate risk in the normal course of pursuing its investment objective. The Funds may purchase or sell futures contracts to gain exposure to, or hedge against, changes in the value of equities and interest rates. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral for the account of the broker (the Fund’s agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by “marking to market” on a daily basis to reflect the market value of the contracts at the end of each day’s trading. Variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. The Fund segregates cash having a value at least equal to the amount of the current obligation under any open futures contract. Risks may exceed amounts recognized in the Statement of Assets and Liabilities. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. For the year ended October 31, 2014, International Opportunity Bond had net realized losses of $148,051. Dynamic Macro had net realized gains of 35,649. For the year ended October 31, 2014, International Opportunity Bond had net unrealized depreciation of $33,291. Dynamic Macro had net unrealized appreciation of $127,558 resulting from futures activities.

The derivative instruments outstanding as of October 31, 2014 as disclosed in the Notes to the Financial Statements and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the year as disclosed in the Statements of Operations, serve as indicators of the volume of derivative activity for each Fund.

g. Short Sales – A “short sale” is a transaction in which a Fund sells a security it does not own but has borrowed in anticipation that the market price of that security will decline. The Fund would be obligated to replace the security borrowed by purchasing it on the open market at a later date. If the price of the security sold short increases between the time of the short sale and

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NOTES TO FINANCIAL STATEMENTS (Continued)

October 31, 2014

the time the Fund replaces the borrowed security, the Fund will incur a loss. Conversely, if the price declines, the Fund will realize a gain. For the year ended October 31, 2014, Monthly Distribution had net realized losses of $7,229,045 resulting from short sales.

h. Offsetting of Financial Assets and Derivative Assets – Monthly Distribution, International Opportunity Bond, International Stock, Dynamic Macro and Emerging Markets policies are to recognize a net asset or liability equal to the unrealized futures contracts and unrealized on forward exchange contracts. During the year ended October 31, 2014, the Funds are subject to a master netting arrangement for the swaps. The following table shows additional information regarding the offsetting of assets and liabilities at October 31, 2014.

Monthly Distribution

				Gross Amounts Not Offset in the
Assets:				Statement of Assets & Liabilities

		Gross Amounts	Net Amounts of Assets
		Offset in the	Presented in the
	Gross Amounts of	Statement of Assets	Statement of Assets &	Financial		Cash Collateral
Description	Recognized Assets	& Liabilities	Liabilities	Instruments		Received		Net Amount
Forward Foreign
Currency Contracts	$655,654	$13,745	$641,909	$—		$—		$641,909
Total	$655,654	$13,745	$641,909	$—		$—		$641,909

				Gross Amounts Not Offset in the
Liabilities:				Statement of Assets & Liabilities
		Gross Amounts	Net Amounts of
	Gross Amounts of	Offset in the	Liabilities Presented in
	Recognized	Statement of Assets	the Statement of	Financial		Cash Collateral
Description	Liabilities	& Liabilities	Assets & Liabilities	Instruments		Pledged		Net Amount
Securities Sold Short	$(53,633,526)	$—	$(53,633,526)	$53,633,526	(1)	$—		$—
Written Options	(5,033,911)	—	(5,033,911)	5,033,911	(1)	—		—
Equity Swap Contracts	(4,385,807)	3,048,136	(1,337,671)	—		1,337,671	(1)	—
Total	$(63,053,244)	$3,048,136	$(60,005,108)	$58,667,437		$1,337,671		$—

(1) The amount is limited to the net derivative balance and, accordingly, does not include excess collateral pledged.

International Opportunity Bond

				Gross Amounts Not Offset in
				the Statement of Assets &
Liabilities:				Liabilities

	Gross	Gross Amounts	Net Amounts of
	Amounts of	Offset in the	Liabilities Presented		Cash
	Recognized	Statement of Assets	in the Statement of	Financial	Collateral
Description	Liabilities	& Liabilities	Assets & Liabilities	Instruments	Pledged (1)	Net Amount
Futures Contracts	$(54,965)	$21,674	$(33,291)	$—	$33,291	$—
Forward Foreign
Currency Contracts	(305,677)	204,700	$(100,977)	—	100,977	—
Total	$(360,642)	$226,374	$(134,268)	$—	$134,268	$—

(1) The amount is limited to the derivative liability balance and accordingly does not include excess collateral pledged.

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NOTES TO FINANCIAL STATEMENTS (Continued)

October 31, 2014

Dynamic Macro

Gross Amounts Not Offset in
the Statement of Assets &
Assets				Liabilities

Net Amounts of
	Gross Amounts	Gross Amounts Offset	Assets Presented in		Cash
	of Recognized	in the Statement of	the Statement of	Financial	Collateral
Description	Assets	Assets & Liabilities	Assets & Liabilities	Instruments	Pledged	Net Amount
Futures	$166,921	$(39,363)	$127,558	$—	$—	$127,558

International Stock

Gross Amounts Not Offset in
the Statement of Assets &
Assets:				Liabilities

	Gross	Gross Amounts	Net Amounts of
	Amounts of	Offset in the	Assets Presented		Cash
	Recognized	Statement of	in the Statement of	Financial	Collateral
Description	Assets	Assets & Liabilities	Assets & Liabilities	Instruments	Pledged	Net Amount
Forward Foreign
Currency Contracts	$798,709	$(633,291)	$165,418	$—	$—	$165,418

i. Exchange Traded Funds – The Funds may invest in exchange traded funds (“ETFs”). ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. A Fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

j. Investment Transactions, Investment Income and Expenses – Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions and foreign exchange transactions are calculated using the identified cost method. Dividend income and expense is recorded on the ex-dividend date (“ex-date”) except in the case of certain dividends from foreign securities, which are recorded as soon after the ex-date as the respective Fund, using reasonable diligence, becomes aware of such dividends. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments. Expenses of the Trust that are directly identifiable to a specific Fund, are charged to that Fund. Expenses, which are not readily identifiable to a specific Fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the Funds. Each Fund’s income, expenses (other than the class specific distribution fees) and realized and unrealized gains and losses are allocated proportionally each day between the classes based upon the relative net assets of each class.

k. Concentration of Risk – Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region. These conditions could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities.

Small capitalization (“small cap”) companies may be more vulnerable than larger capitalization companies to adverse business or economic developments. Small cap companies may also have limited product lines, markets or financial resources, and may be dependent on a relatively small management group. Securities of such companies may be less liquid and more volatile than securities of larger capitalization companies or the market averages in general and therefore may involve greater risk than investing in larger capitalization companies.

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NOTES TO FINANCIAL STATEMENTS (Continued)

October 31, 2014

The ability of issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments particular to a specific industry, country, state or region. Investments in lower grade debt securities are subject to special risks, including greater price volatility and a greater risk of loss of principal and interest.

Certain Funds may invest in collateralized mortgage obligations which are secured by groups of individual mortgages, but are similar to a conventional bond where the investor looks only to the issuer for payment of principal and interest. Although the obligations are recourse obligations to the issuer, the issuer typically has no significant assets, other than assets pledged as collateral for the obligations, and the market value of the collateral, which is sensitive to interest rate movements, may affect the market value of the obligations. A public market for a particular collateralized mortgage obligation may or may not develop and thus, there can be no guarantee of liquidity of an investment in such obligations.

The risk in writing a call option is that a Fund may forgo the opportunity of profit if the market value of the underlying security increases and the option is exercised, although any potential loss is reduced by the amount of option premium received. The risk in writing a put option is that a Fund may be called on to pay the exercise price of the option for a security that has decreased (potentially to zero) in market price, although any potential loss is reduced by the amount of option premium received. Generally, option transactions also involve risks concerning liquidity of the options market. An illiquid market for an option may limit a Fund’s ability to write options or enter closing transactions. As the options written by the Funds are traded on a national exchange, counterparty and credit risk are limited to the failure of the exchange on which the options are traded.

l. Federal Income Taxes – It is each Fund’s policy to continue to comply with all sections of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and gains, if any, to its shareholders and therefore, no provision for federal income tax has been made. Each Fund is treated as a separate taxpayer for federal income tax purposes. The Funds recognize the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the tax positions in the open tax years of 2011 to 2013 (and July 31, 2013 for Alternative Strategy), and expected to be taken in tax year 2014 and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken in the above open tax years. The Funds identify their major tax jurisdictions as U.S. Federal. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the year, the Funds did not incur any interest or penalties. Generally tax authorities can examine tax returns filed for the last three years.

m. Distributions to Shareholders – It is each Fund’s policy to distribute its respective net investment income and net capital gains, if any, annually except for Monthly Distribution, Corporate/Government Bond, High-Yield Bond, Floating Rate Bond and International Opportunity Bond which will distribute their respective net investment income, if any, monthly. For Dynamic Macro and Alternative Income, dividends attributable to earned income, if any, will be declared and paid quarterly. Distributions of net investment income and net capital gains are determined in accordance with income tax regulations which may differ from GAAP. Differences in dividends from net investment income per share between the classes are due to service and distribution related expenses. Dividends and distributions to shareholders are recorded on ex-date.

n. Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, each Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. A Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss due to these warranties and indemnities to be remote.

3.	INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

a.	Management Fees – Dunham & Associates serves as each Fund’s investment adviser. Pursuant to an investment advisory agreement with the Trust, on behalf of the Funds, Dunham & Associates, subject to the supervision of the Board and in conformity with the stated policies of the Funds, manages the operations of the Funds. The Adviser, subject to the review and approval of the Board, selects Sub-Advisers for each Fund and supervises and monitors the performance of each Sub-Adviser. As compensation for its services, each Fund pays the Adviser a fixed fee, accrued daily and paid monthly, based on each Fund’s respective average daily net assets. The Adviser has entered into a Sub-Advisory Agreement with each Sub-Adviser and the Trust, on behalf of each Fund. Under the Sub-Advisory Agreements, each Fund pays the Sub-Adviser a “Fulcrum Fee.” A Fulcrum Fee is a performance fee whereby the Sub-Adviser is rewarded when out-performing, or is penalized when under-performing, a Fund’s benchmark index. The Funds’ Fulcrum Fee arrangements have been in place, with few changes, since July 1, 2006. As a result of the Fulcrum Fee arrangement, the total annual management fee for a Fund will have a range as shown in the table below.

115

NOTES TO FINANCIAL STATEMENTS (Continued)

October 31, 2014

		Adviser’s	Sub-Adviser’s
	Management Fee	Portion	Portion
Corporate/Government Bond*	0.65% – 0.95%	0.50%	0.15% – 0.45%
Monthly Distribution**	0.90% – 1.90%	0.65%	0.25% – 1.25%
Floating Rate Bond	0.80% – 1.20%	0.60%	0.20% – 0.60%
High-Yield Bond	0.80% – 1.20%	0.60%	0.20% – 0.60%
International Opportunity Bond	0.80% – 1.30%	0.60%	0.20% – 0.70%
Dynamic Macro***	1.05% – 1.75%	0.65%	0.40% – 1.10%
Alternative Strategy	0.95% – 1.65%	0.65%	0.30% – 1.00%
Appreciation & Income****	0.85% – 1.35%	0.65%	0.20% – 0.70%
Large Cap Value	0.65% – 1.51%	0.65%	0.00% – 0.86%
Alternative Income	0.75% – 1.35%	0.65%	0.10% – 0.70%
Focused Large Cap Growth*****	0.85% – 1.15%	0.65%	0.20% – 0.50%
Real Estate Stock	0.75% – 1.35%	0.65%	0.10% – 0.70%
International Stock	0.95% – 1.65%	0.65%	0.30% – 1.00%
Small Cap Value	0.75% – 1.45%	0.65%	0.10% – 0.80%
Emerging Markets Stock	0.75% – 1.55%	0.65%	0.10% – 0.90%
Small Cap Growth	0.65% – 1.65%	0.65%	0.00% – 1.00%

*	Prior to July 1, 2013, when a new fee schedule became effective, the Sub-Adviser had contractually agreed to reduce its base Sub-Advisory fee by 0.05%, from 0.35% to 0.30% annually as of May 10, 2013 until May 30, 2014.

**	Effective April 1, 2013, the Sub-Adviser has contractually agreed to waive a portion of its fee (excluding 12b-1 fees) until at least February 28, 2015, so that such fees, on annual basis, do not exceed 1.05% of the Fund’s aggregate average daily net assets of its Class N, Class A and Class C shares.

***	Prior to October 1,2014 when a new fee schedule became effective, the prior Sub-Adviser had contractually agreed to waive a portion of its fee to maintain the Fund’s total annual operating expenses (excluding any brokerage fees and commissions, indirect expenses, borrowing costs, taxes, and extraordinary expenses) at 1.59% for Class N Shares, 1.84% for Class A shares, and 2.59 % for Class C shares; provided, however, that the annual Sub-Advisory fee shall in no case be waived to less than 0.10% of the Fund’s average daily net assets.

****	Prior to October 1, 2014, the prior Sub-Adviser received a base fee of 0.60% with a performance fee of +/- 0.35%.

*****	Prior to April 1, 2014, the Sub-Adviser received a base fee of 0.34% with a performance fee of +/- 0.24%.

Each Fund’s Sub-Advisory Fulcrum Fee is calculated daily using an annual base Sub-Advisory fee of a specified amount of the average daily net assets of the Fund (the “Base Fee”), adjusted by the Fund’s Class N share performance relative to the Fund’s benchmark (the “Performance Fee”). Depending on a Fund’s net performance versus its benchmark, the Sub-Adviser will receive a fee adjustment in accordance with a formula that equates a percentage of out- or under-performance to a percentage of fee increases or decreases, respectively. In addition, most Fulcrum Fees employ a “null zone” around the base fee, whereby small differences in performance versus the benchmark will not trigger a fee increase or decrease. During the first 12 months of the Fulcrum Fee arrangement, the Performance Fee is calculated daily from inception date of the agreement to the calculation date and is applied to the average daily net assets of the Fund during the calculation period. After the initial 12 months, the Performance Fee is calculated on a daily basis based on comparative performance over a rolling 12-month period. All Funds, with the exception of Floating Rate Bond and International Opportunity Bond which are in their initial year of its Fulcrum Fee arrangement, are calculating Performance Fees on a rolling 12-month basis as of October 31, 2014.

Depending on the particular Sub-Advisory Agreement, the Performance Fee can adjust the Base Fee up or down by as much as 100% of the Base Fee, such that the Sub-Advisory fee can vary anywhere from 0.00% (the “Minimum Fee”) to twice the Base Fee (the “Maximum Fee”). However, because each such Sub-Advisory Agreement requires that the Sub-Adviser only be paid out the monthly Minimum Fee during the first year (in most cases, 0.10%), the Sub-Adviser, in most cases, will receive less compensation until the end of the first year. At the end of the first year of the agreement, the Sub-Adviser will be paid a lump sum that reflects the accrued Fulcrum Fee over the year, less any Minimum Fees paid out during the first year. Therefore, in the first year, the Fulcrum Fee methodology has three elements: 1) daily calculation of the Performance Fee and daily accrual of the Fulcrum Fee; 2) monthly payment of the Minimum Fee only (if any); and 3) a lump sum payment at the end of the initial 12-month period of the accrued Fulcrum Fee less the Minimum Fee.

By virtue of using average daily net assets over a “rolling” 12-month period for purposes of calculating the Performance Fee while using average daily net assets for the most recent month for purposes of calculating the Base Fee, the actual total Fulcrum Fee paid by the Fund to the Sub-Adviser may be higher or lower than the maximum or minimum annual rates described above if the average daily net assets do not remain constant during the rolling 12-month period. If the Fund is significantly underperforming versus the Index and the Fund’s net assets have declined significantly, the monthly total Fulcrum Fee can be a negative number (although the performance fee rate can never be negative, the Performance Fee can be negative). In such instances, if the negative Fulcrum Fee is not earned back or offset the following month, the Sub-Adviser must reimburse the Fund the amount of the negative Fulcrum Fee within an agreed upon time. Likewise, in the case where the Fund has significantly underperformed versus the Index but net assets have increased significantly, the monthly total Fulcrum Fee can be positive although the performance fee rate may be 0.00%. In such instances, the Fund will pay the Sub-Adviser the monthly Fulcrum Fee.

116

NOTES TO FINANCIAL STATEMENTS (Continued)

October 31, 2014

The table below lists the current Sub-Advisers along with their Fulcrum Fee arrangements.

			Base	Null	Minimum	Maximum
Fund	Sub-Adviser	Benchmark	Fee	Zone	Fee	Fee
Corporate/Government	Newfleet Asset	Barclays Aggregate Bond	0.30%	+/- 0.15%	0.15%	0.45%
Bond *	Management, LLC	Index
Monthly Distribution**	Westchester Capital	IQ Hedge Market Neutral	0.75%	+/- 0.15%	0.25%	1.25%
	Management, LLC	Beta Index
Floating Rate Bond	Newfleet Asset	S&P/LSTA Leveraged	0.40%	+/- 0.00%	0.20%	0.60%
	Management, LLC	Loan Index
High-Yield Bond	PENN Capital	BofA Merrill Lynch BB	0.40%	+/- 0.20%	0.20%	0.60%
	Management Co., Inc.	U.S. Non-Distressed BB-
		B High-Yield Index
International Opportunity	Rogge Global Partners	Barclays Global ex US	0.45%	+/-0.00%	0.20%	0.70%
Bond	PLC	Aggregate Bond Index
Dynamic Macro ***	Mellon Capital	IQ Hedge Global Macro	0.75%	+/- 0.00%	0.40%	1.10%
	Management	Beta Index
	Corporation
Alternative Strategy	Market Concepts, LLC	Dow Jones Credit Suisse	0.65%	+/- 0.15%	0.30%	1.00%
		Managed Futures Liquid
		Index
Appreciation & Income****	PENN Capital	Merrill Lynch All Conv All	0.45%	+/- 0.25%	0.20%	0.70%
	Management Co., Inc.	Qual Index
Large Cap Value	C.S. McKee L.P.	Russell 1000 Value Index	0.43%	+/- 1.50%	0.00%	0.86%

Alternative Income	Harbor Springs	Dow Jones US Select	0.40%	+/- 0.30%	0.10%	0.70%
	Financial Management,	Dividend Index
	LLC
Focused Large Cap	The Ithaka Group, LLC	Russell 1000 Growth	0.35%	+/- 0.30%	0.20%	0.50%
Growth*****		Index
Real Estate Stock	Cornerstone Real	FTSE NAREIT All REITs	0.40%	+/- 0.00%	0.10%	0.70%
	Estate Advisers LLC	Index
International Stock	Arrowstreet Capital L.P.	MSCI All Country World	0.65%	+/- 0.20%	0.30%	1.00%
		Index ex USA (Net)
Small Cap Value	Piermont Capital	Russell 2000 Value Index	0.45%	+/- 0.00%	0.10%	0.80%
	Management, LLC
Emerging Markets Stock	Bailard, Inc.	MSCI Emerging Markets	0.50%	+/- 0.00%	0.10%	0.90%
		Index USD (Net)
Small Cap Growth	Pier Capital, LLC	Russell 2000 Growth	0.50%	+/- 0.20%	0.00%	1.00%
		Index

*	Prior to July 1, 2013, when a new fee schedule became effective, the Sub-Adviser had contractually agreed to reduce its base Sub-Advisory fee by 0.05%, from 0.35% to 0.30% annually as of May 10, 2013 until May 30, 2014.

**	Effective April 1, 2013, the Sub-Adviser has contractually agreed to waive a portion of its fee (excluding 12b-1 fees) until at least February 28, 2015, so that such fees, on annual basis, do not exceed 1.05% of the Fund’s aggregate average daily net assets of its Class N, Class A and Class C shares.

***	Prior to October 1,2014 when a new fee schedule became effective the prior Sub-Adviser had contractually agreed to waive a portion of its fee to maintain the Fund’s total annual operating expenses (excluding any brokerage fees and commissions, indirect expenses, borrowing costs, taxes, extraordinary expenses at 1.59% for Class N Shares, 1.84% for Class A shares, and 2.59 % for Class C shares; provided, however, that the annual Sub-Advisory fee shall in no case be waived to less than 0.10% of the Fund’s average daily net assets.

****	Prior to October 1, 2014, the prior Sub-Adviser received a base fee of 0.60% with a performance fee of +/- 0.35%.

*****	Prior to April 1, 2014, the Sub-Adviser received a base fee of 0.34% with a performance fee of +/- 0.24%.

b. Administration, Fund Accounting and Transfer Agency Fees – Gemini Fund Services, LLC (“GFS” or the “Administrator”) serves as the administrator, fund accountant and transfer agent for the Funds. Effective May 1, 2013, GFS receives from each Fund a monthly fee based on the combined average daily net assets at the following annual rates: 0.07% on the first $250 million of average net assets; 0.06% on average net assets between $250 million and $500 million; 0.05% on average net assets over $500 million; 0.3% on average net assets over $1 billion. Such fees are subject to a minimum of $400,000 in total for the entire Trust. For providing fund accounting services, the Administrator receives from each Fund a monthly fee based on the combined average daily net assets at the following rates: 0.03% on the first $500 million of average net assets; 0.01% on average net assets over $500 million. Such fees are subject to a minimum $300,000 in total for the entire Trust. For providing transfer agent services, the Administrator receives from the Trust a minimum annual fee of $200,000.

117

NOTES TO FINANCIAL STATEMENTS (Continued)

October 31, 2014

Pursuant to the terms of a Custody Administration Agreement, Monthly Distribution pays GFS a monthly fee of $300.

Gemcom, LLC (“Gemcom”), an affiliate of GFS, provides EDGAR conversion and filing services as well as some print management services for the Funds on an ad-hoc basis. For the provision of these services, Gemcom receives customary fees from the Funds.

An officer of GFS is also an officer of the Trust.

c. Distributor – The Distributor of the Funds is Dunham & Associates (the “Distributor”). The Funds have adopted a Plan of Distribution (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act, for Class A and Class C shares. The Plan provides for the monthly payment of a distribution fee to the Distributor or other entities at an annualized rate of 0.75% for the equity Funds and 0.50% for the fixed-income Funds, based on the average daily net assets attributable to Class C shares, and 0.25% of the average daily net assets attributable to Class A shares. In addition, the Funds have adopted a Shareholder Servicing Plan which provides for the payment of a shareholder service fee at an annualized rate of up to 0.25% of the average daily net assets attributable to the Class C shares. Class N shares do not pay 12b-1 distribution or shareholder servicing fees.

d. Trustees’ Fees – The Board has approved the following Trustee compensation schedule: Each Trustee will receive $4,250 for each Board meeting attended in-person; $250 for all telephonic Board meetings; $500 for in-person committee meetings and $250 for telephonic committee meetings, unless the committee meeting is on the same day as a Board meeting, in which case the Trustee will not be compensated. The Funds also reimburse each such Trustee for travel and other expenses incurred in attending meetings of the Board.

With the exception of the Trust’s Chief Compliance Officer as discussed below, officers of the Trust and Trustees who are interested persons of the Trust do not receive any compensation from the Trust or any other Funds managed by the Adviser. The Trust has agreed to pay the Adviser a fee in the amount of $135,000 per annum as compensation for providing an officer or employee of the Adviser to serve as Chief Compliance Officer for the Funds (each Fund bearing its pro rata share of the fee), plus the cost of reasonable expenses related to the performance of the Chief Compliance Officer’s duties, including travel expenses, and may compensate the Adviser for the time of other officers or employees of the Adviser who serve in other compliance capacities for the Funds.

e. Other Affiliates–During the year ended October 31, 2014, CIM Securities, LLC, a registered broker/dealer and an affiliate of the PVG Asset Management Corp., the prior Sub-Advisor to Dynamic Macro, executed trades on behalf of Dynamic Macro. These trades were cleared through Southwest Securities, Inc. and CIM Securities, LLC. Bethel Fisher & Co., a registered broker/dealer and an affiliate of the Harbor Springs Financial Management, LLC, Alternative Income’s Sub-Adviser, executed trades on behalf of Alternative Income. These trades were cleared through National Financial Services, LLC. The affiliated brokers for Dynamic Macro received $13,844 in trade commissions for the period October 31, 2013 to September 30, 2014. The affiliated brokers for Alternative Income received $3,119 in trade commissions for the year ended October 31, 2014.

4.	INVESTMENT TRANSACTIONS

The cost of purchases and the proceeds from sales of investments, other than short-term investments, for the year ended October 31, 2014 were as follows:

		Sale
	Purchases	Proceeds
	(excluding	(excluding	Purchases	Proceeds
	U.S.	U.S.	of U.S.	of U.S.
	Government	Government	Government	Government
Fund	Securities)	Securities)	Securities	Securities
Corporate/Government Bond	$16,512,654	$33,980,280	$17,334,315	$35,197,980
Monthly Distribution	573,188,655	590,117,248	—	—
Floating Rate Bond	111,358,139	31,672,414	—	—
High-Yield Bond	85,176,679	97,789,514	—	—
International Opportunity Bond	70,387,808	22,482,987	—	—
Dynamic Macro	18,341,257	21,488,226	—	—
Alternative Strategy	710,530,151	718,735,623	—	—
Appreciation & Income	31,707,059	31,200,941	—	—
Large Cap Value	12,907,862	11,075,633	—	—
Alternative Income	9,880,686	7,121,696	—	—
Focused Large Cap Growth	55,463,345	10,764,905	—	—
Real Estate Stock	42,335,286	43,484,734	—	—
International Stock	89,185,044	77,193,557	—	—
Small Cap Value	33,447,004	26,599,787	—	—
Emerging Markets Stock	51,485,953	38,773,963	—	—
Small Cap Growth	50,297,945	46,817,484	—	—

118

NOTES TO FINANCIAL STATEMENTS (Continued)

October 31, 2014

Transactions in option contracts purchased/written for Monthly Distribution during the year ended October 31, 2014 were as follows:

	Options Purchased		Options Written
	Contracts	Premium	Contracts	Premium
Outstanding at October 31, 2013	31,440	$1,706,748	37,825	$10,071,361
Options purchased/written during year	155,804	18,667,598	265,915	54,273,757
Options exercised during year	(4,422)	(151,246)	(43,108)	(11,442,517)
Options expired during year	(118,213)	(7,567,649)	(48,193)	(5,203,758)
Options closed during year	(41,730)	(7,184,840)	(169,482)	(41,316,722)
Outstanding at October 31, 2014	22,879	$5,470,611	42,957	$6,382,121

5.	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION – TAX BASIS

The identified cost of investments in securities owned by each Fund for federal income tax purposes, and its respective gross unrealized appreciation and depreciation at October 31, 2014, were as follows:

				Unrealized
		Gross Unrealized	Gross Unrealized	Appreciation
Fund	Identified Cost	Appreciation	Depreciation	(Depreciation)*
Corporate/Government Bond	$50,087,829	$1,197,673	$(531,510)	$666,163
Monthly Distribution	234,507,072	10,657,758	(18,277,333)	(7,619,575)
Floating Rate Bond	83,293,293	104,886	(1,148,414)	(1,043,528)
High-Yield Bond	133,100,213	2,665,401	(1,547,108)	1,118,293
International Opportunity Bond	48,049,048	311,430	(1,764,709)	(1,453,279)
Dynamic Macro	14,375,542	191,171	(13,076)	178,095
Alternative Strategy	17,796,321	553,469	(21,462)	532,007
Appreciation & Income	26,065,810	1,128,424	(199,154)	929,270
Large Cap Value	35,425,740	20,527,936	(827,197)	19,700,739
Alternative Income	7,331,247	693,305	(190,633)	502,672
Focused Large Cap Growth	53,778,655	9,054,857	(1,355,247)	7,699,610
Real Estate Stock	36,536,111	9,478,116	(679,363)	8,798,753
International Stock	68,350,160	5,954,527	(2,794,568)	3,159,959
Small Cap Value	27,609,473	3,154,890	(1,241,254)	1,913,636
Emerging Markets Stock	40,226,067	4,977,224	(1,584,644)	3,392,580
Small Cap Growth	27,076,433	3,547,299	(573,174)	2,974,125

*	Excludes Unrealized Appreciation (Depreciation) on Foreign Currency Translations, Swaps and Futures Contracts.

6.	FORWARD FOREIGN CURRENCY CONTRACTS

At October 31, 2014, Monthly Distribution and International Stock had the following open forward foreign currency contracts:

Monthly Distribution:					Unrealized
	Settlement		Local	U.S. Dollar	Appreciation
Foreign Currency	Date	Counterparty	Currency	Value	(Depreciation)
To Buy:
Australian Dollar	11/3/2014	JP Morgan	29,001	$25,440	$203
Euro	12/10/2014	JP Morgan	528	660	(13)
Euro	1/21/2015	JP Morgan	157,050	196,494	(3,168)
British Pound	3/19/2015	JP Morgan	441,446	704,220	(6,648)
Australian Dollar	3/26/2015	JP Morgan	381,618	331,797	1,475
Australian Dollar	3/27/2015	JP Morgan	453,274	393,802	(184)
British Pound	9/13/2015	JP Morgan	131,976	210,133	(1,952)
British Pound	9/19/2015	JP Morgan	79,723	126,927	(1,654)
				$1,989,473	$(11,941)

119

NOTES TO FINANCIAL STATEMENTS (Continued)

October 31, 2014

Monthly Distribution:					Unrealized
	Settlement		Local	U.S. Dollar	Appreciation
Foreign Currency	Date	Counterparty	Currency	Value	(Depreciation)
To Sell:
Hong Kong Dollar	11/26/2014	JP Morgan	3,632,475	$468,420	$(126)
Euro	12/3/2014	JP Morgan	1,695,500	2,120,583	43,625
Euro	12/9/2014	JP Morgan	1,430,937	1,789,766	49,031
Euro	12/10/2014	JP Morgan	6,339,198	7,928,904	202,164
Euro	12/17/2014	JP Morgan	1,251,844	1,565,851	37,961
Canadian Dollar	1/21/2015	JP Morgan	6,394,130	5,638,901	123,207
Euro	1/21/2015	JP Morgan	1,505,615	1,883,757	22,156
Euro	3/17/2015	JP Morgan	517,348	647,530	16,761
British Pound	3/19/2015	JP Morgan	773,940	1,234,633	80,140
Australian Dollar	3/26/2015	JP Morgan	1,404,599	1,219,567	68,450
Australian Dollar	3/27/2015	JP Morgan	923,985	802,209	7,423
British Pound	6/15/2015	JP Morgan	391,581	624,090	3,058
				$25,924,211	$653,850

International Opportunity Bond Fund:					Unrealized
	Settlement		Local	U.S. Dollar	Appreciation
Foreign Currency	Date	Counterparty	Currency	Value	(Depreciation)
To Buy
Australian Dollar	12/15/2014	Deutsche Bank	215,927	$188,846	$87
Australian Dollar	12/15/2014	Barclays Bank	9,537	8,341	5
Australian Dollar	12/15/2014	Credit Suisse	1,041,380	910,772	(7,100)
Canadian Dollar	12/15/2014	Credit Suisse	715,677	631,753	(7,855)
Canadian Dollar	12/15/2014	Deutsche Bank	1,180,562	1,042,124	(13,831)
Canadian Dollar	12/15/2014	Barclays Bank	1,015,168	896,125	(11,134)
Czech Koruna	12/9/2014	Deutsche Bank	1,780,000	80,103	(3,046)
Danish Krone	12/15/2014	Credit Suisse	1,017,908	171,029	(1,650)
Danish Krone	12/15/2014	Deutsche Bank	189,839	31,897	(308)
Euro	12/15/2014	Barclays Bank	900,372	1,126,202	(12,733)
Euro	12/15/2014	Credit Suisse	136,705	170,993	(1,652)
Euro	12/15/2014	Deutsche Bank	311,761	389,957	(4,517)
Indian Rupee	12/3/2014	Barclays Bank	18,969,000	307,000	(1,774)
Indian Rupee	12/9/2014	Credit Suisse	41,960,000	678,424	(1,574)
Israeli Shekel	12/9/2014	Deutsche Bank	530,000	139,566	(6,960)
Israeli Shekel	12/9/2014	Barclays Bank	150,000	39,500	(1,521)
Japanese Yen	12/15/2014	Deutsche Bank	439,703,018	3,916,571	(136,800)
Japanese Yen	12/15/2014	Credit Suisse	5,588,900	49,782	(1,833)
Japanese Yen	12/15/2014	Barclays Bank	120,687,539	1,075,001	(39,586)
Malaysian Ringgit	12/9/2014	Credit Suisse	440,000	132,255	(4,796)
Malaysian Ringgit	12/9/2014	Deutsche Bank	130,000	39,075	(559)
Mexican Peso	12/9/2014	Barclays Bank	1,300,000	96,161	(1,139)
Polish Zloty	12/9/2014	Deutsche Bank	220,000	65,167	(2,552)
Russian Ruble	12/9/2014	Credit Suisse	3,760,000	86,464	(12,543)
Singapore Dollar	12/9/2014	Barclays Bank	120,000	93,205	(1,794)
South African Rand	12/9/2014	Credit Suisse	1,330,000	119,704	106
South African Rand	12/9/2014	Barclays Bank	830,000	74,702	1,824
South Korean Won	12/9/2014	Barclays Bank	889,050,000	826,699	(24,824)
South Korean Won	12/9/2014	Deutsche Bank	195,110,000	181,426	(1,689)
Swiss Franc	12/15/2014	Credit Suisse	378,210	392,173	(1,796)
Swiss Franc	12/15/2014	Deutsche Bank	23,426	24,290	(111)
Turkish Lira New	12/9/2014	Deutsche Bank	270,000	120,530	294
				$14,105,837	$(303,361)

120

NOTES TO FINANCIAL STATEMENTS (Continued)

October 31, 2014

International Opportunity Bond Fund:

					Unrealized
	Settlement		Local	U.S. Dollar	Appreciation
Foreign Currency	Date	Counterparty	Currency	Value	(Depreciation)
To Sell:
British Pound	12/15/2014	Credit Suisse	1,060,726	$1,693,622	$12,225
British Pound	12/15/2014	Barclays Bank	624,353	996,881	6,067
British Pound	12/15/2014	Deutsche Bank	376,000	600,345	4,460
Danish Krone	12/15/2014	Barclays Bank	1,615,733	271,476	2,619
Euro	12/9/2014	Deutsche Bank	116,251	145,403	4,735
Euro	12/15/2014	Barclays Bank	3,886,250	4,860,991	47,055
Euro	12/15/2014	Deutsche Bank	936,059	1,170,839	11,965
Euro	12/15/2014	Credit Suisse	136,705	170,993	1,652
Israeli Shekel	12/9/2014	Barclays Bank	260,000	68,466	3,385
Japanese Yen	12/15/2014	Deutsche Bank	115,391,400	1,027,827	30,739
Japanese Yen	12/15/2014	Credit Suisse	5,588,900	49,782	2,711
Mexican Peso	12/9/2014	Barclays Bank	17,493,950	1,294,032	15,171
Mexican Peso	12/9/2014	Deutsche Bank	6,990,954	517,123	7,905
New Zealand Dollar	11/3/2014	Deutsche Bank	27,225	21,186	188
New Zealand Dollar	12/15/2014	Credit Suisse	270,000	209,246	898
New Zealand Dollar	12/15/2014	Deutsche Bank	1,947,193	1,509,046	6,377
New Zealand Dollar	12/15/2014	Barclays Bank	383,826	297,460	1,265
Norwegian Krone	12/15/2014	Deutsche Bank	2,113,395	310,999	15,197
Norwegian Krone	12/15/2014	Barclays Bank	3,646,593	536,619	26,222
Swiss Franc	12/15/2014	Barclays Bank	325,924	337,957	1,548
				$16,090,293	$202,384

International Stock:

					Unrealized
	Settlement		Local	U.S. Dollar	Appreciation
Foreign Currency	Date	Counterparty	Currency	Value	(Depreciation)
To Buy:
Australian Dollar	12/17/2014	Royal Bank of Scotland	4,577,613	$4,002,893	$(217,193)
British Pound	12/17/2014	Deutsche Bank	5,134,883	8,198,546	(167,453)
Canadian Dollar	12/17/2014	UBS	5,217,454	4,605,377	(147,745)
Danish Krone	12/17/2014	UBS	708,144	118,984	(3,051)
Euro	12/17/2014	Bank of New York Mellon	1,069,885	1,338,250	(23,596)
Hong Kong Dollar	11/4/2014	Deutsche Bank	681,686	87,903	3
Hong Kong Dollar	12/17/2014	UBS	8,123,851	1,047,609	(514)
Israeli Shekel	12/17/2014	Royal Bank of Scotland	204,499	53,858	(1,485)
Japanese Yen	12/17/2014	Bank of New York Mellon	50,251,625	447,624	(21,911)
New Zealand Dollar	12/17/2014	Royal Bank of Scotland	173,332	134,302	(1,185)
Norwegian Krone	12/17/2014	Royal Bank of Scotland	2,125,862	312,812	(15,925)
Singapore Dollar	12/17/2014	UBS	894,350	694,656	(18,197)
Swedish Krona	11/3/2014	Deutsche Bank	468,676	63,291	(41)
Swedish Krona	12/17/2014	UBS	1,417,713	191,472	(5,741)
Swiss Franc	11/3/2014	UBS	159,429	165,249	(399)
Swiss Franc	12/17/2014	Deutsche Bank	240,221	249,096	(8,823)
				$21,711,922	$(633,256)

121

NOTES TO FINANCIAL STATEMENTS (Continued)

October 31, 2014

International Stock:

					Unrealized
	Settlement		Local	U.S. Dollar	Appreciation
Foreign Currency	Date	Counterparty	Currency	Value	(Depreciation)
To Sell:
Australian Dollar	12/17/2014	Royal Bank of Scotland	448,882	$392,525	$3,097
British Pound	12/17/2014	Deutsche Bank	938,538	1,498,505	6,286
Canadian Dollar	11/3/2014	UBS	72,118	63,731	699
Canadian Dollar	11/4/2014	UBS	53,066	46,894	172
Canadian Dollar	12/17/2014	UBS	277,701	245,123	1,549
Danish Krone	12/17/2014	UBS	10,051,648	1,688,908	25,831
Euro	12/17/2014	Bank of New York Mellon	4,414,882	5,522,292	178,325
Hong Kong Dollar	12/17/2014	UBS	2,410,300	310,820	(32)
Israeli Shekel	12/17/2014	Royal Bank of Scotland	6,937,703	1,827,136	86,975
Japanese Yen	11/6/2014	Bank of New York Mellon	6,815,041	60,673	81
Japanese Yen	12/17/2014	Bank of New York Mellon	534,767,089	4,763,519	241,186
Norwegian Krone	12/17/2014	Royal Bank of Scotland	10,776,628	1,585,736	120,611
Singapore Dollar	12/17/2014	UBS	64,551	50,138	472
Swedish Krona	12/17/2014	Bank of New York Mellon	11,270,127	1,522,109	67,086
Swedish Krona	12/17/2014	UBS	4,025,693	543,698	8,194
Swiss Franc	12/17/2014	Deutsche Bank	2,367,414	2,453,882	58,142
				$22,575,689	$798,674

7.	SHARES OF BENEFICIAL INTEREST

At October 31, 2014, each Fund had an unlimited number of shares authorized with no par value.

Following is a summary of shareholder transactions for each Fund for years or period ended October 31, 2014 and October 31, 2013, respectively:

For the Year Ended October 31, 2014:

	Class N Shares				Class A Shares
				Net Increase				Net Increase
		Distributions		(Decrease) in		Distributions		(Decrease) in
Fund	Issued	Reinvested	Redeemed	Shares	Issued	Reinvested	Redeemed	Shares
Corporate/Government Bond	601,689	113,304	(3,381,394)	(2,666,401)	114,010	7,402	(350,564)	(229,152)
Monthly Distribution	1,299,418	174,928	(1,555,306)	(80,960)	1,061,343	67,049	(822,610)	305,782
Floating Rate Bond	7,005,944	133,845	(743,012)	6,396,777	1,492,431	24,772	(132,192)	1,385,011
High-Yield Bond	1,790,286	476,574	(5,494,690)	(3,227,830)	588,769	82,163	(428,003)	242,929
International Opportunity Bond	4,734,216	22,379	(355,283)	4,401,312	401,150	978	(37,733)	364,395
Dynamic Macro	1,237,775	3,525	(765,702)	475,598	147,184	2,761	(154,991)	(5,046)
Alternative Strategy	142,699	—	(183,097)	(40,398)	47,976	—	(625,382)	(577,406)
Appreciation & Income	348,519	22,324	(233,752)	137,091	1,022	2,893	(122,240)	(118,325)
Large Cap Value	474,170	28,501	(506,752)	(4,081)	280,235	3,166	(150,890)	132,511
Alternative Income	196,178	6,125	(44,413)	157,890	25,389	6,456	(6,674)	25,171
Focused Large Cap Growth	2,594,973	798	(181,663)	2,414,108	746,820	10,877	(236,037)	521,660
Real Estate Stock	544,572	77,292	(723,897)	(102,033)	117,278	5,391	(73,685)	48,984
International Stock	799,836	56,397	(357,947)	498,286	510,054	4,952	(308,127)	206,879
Small Cap Value	589,649	57,740	(243,955)	403,434	165,405	5,610	(78,622)	92,393
Emerging Markets Stock	963,065	—	(218,744)	744,321	155,924	—	(48,428)	107,496
Small Cap Growth	576,390	162,465	(327,317)	411,538	233,047	41,784	(193,059)	81,772

122

NOTES TO FINANCIAL STATEMENTS (Continued)

October 31, 2014

	Class C Shares
				Net Increase
		Distributions		(Decrease) in
Fund	Issued	Reinvested	Redeemed	Shares
Corporate/Government Bond	35,490	8,526	(334,511)	(290,495)
Monthly Distribution	784,590	57,882	(480,019)	362,453
Floating Rate Bond	458,466	6,210	(121,105)	343,571
High-Yield Bond	249,172	44,732	(499,686)	(205,782)
International Opportunity Bond	259,895	145	(64,778)	195,262
Dynamic Macro	72,554	2,006	(109,421)	(34,861)
Alternative Strategy	16,323	—	(21,274)	(4,951)
Appreciation & Income	68,327	1,842	(70,857)	(688)
Large Cap Value	89,744	656	(87,769)	2,631
Alternative Income	69,772	4,216	(17,724)	56,264
Focused Large Cap Growth	325,491	592	(64,205)	261,878
Real Estate Stock	103,703	5,147	(53,022)	55,828
International Stock	110,428	3,140	(50,032)	63,536
Small Cap Value	51,936	7,538	(34,995)	24,479
Emerging Markets Stock	98,573	—	(35,396)	63,177
Small Cap Growth	78,036	33,652	(51,557)	60,131

Year/Period Ended October 31, 2013:

	Class N Shares				Class A Shares
				Net Increase				Net Increase
		Distributions		(Decrease) in		Distributions		(Decrease) in
Fund	Issued	Reinvested	Redeemed	Shares	Issued	Reinvested	Redeemed	Shares
Corporate/Government Bond	2,381,525	341,521	(4,002,516)	(1,279,470)	325,412	14,410	(94,239)	245,583
Monthly Distribution	1,830,606	117,751	(1,176,085)	772,272	1,131,805	37,956	(764,662)	405,099
High-Yield Bond	5,210,150	554,985	(3,825,036)	1,940,099	975,667	68,545	(420,302)	623,910
Dynamic Macro	226,680	7,400	(395,745)	(161,665)	56,148	5,427	(101,294)	(39,719)
Alternative Strategy *	71,957	—	(59,341)	12,616	237,814	—	(26,717)	211,097
Appreciation & Income	314,888	73,501	(1,495,624)	(1,107,235)	166,924	8,296	(244,675)	(69,455)
Large Cap Value	435,005	35,033	(1,086,212)	(616,174)	183,468	2,287	(96,015)	89,740
Alternative Income	64,654	849	(2,768)	62,735	102,390	1,203	(3,255)	100,338
Focused Large Cap Growth	47,156	—	(32,236)	14,920	713,884	—	(892,489)	(178,605)
Real Estate Stock	1,045,340	62,748	(372,434)	735,654	728,843	2,369	(622,738)	108,474
International Stock	553,162	38,921	(1,049,855)	(457,772)	231,244	1,390	(51,732)	180,902
Small Cap Value	207,714	3,933	(481,849)	(270,202)	89,318	—	(19,782)	69,536
Emerging Markets Stock	820,281	—	(291,961)	528,320	508,434	—	(1,172,682)	(664,248)
Small Cap Growth	232,898	62,814	(444,769)	(149,057)	190,451	6,576	(62,737)	134,290

123

NOTES TO FINANCIAL STATEMENTS (Continued)

October 31, 2014

	Class C Shares
				Net Increase
		Distributions		(Decrease) in
Fund	Issued	Reinvested	Redeemed	Shares
Corporate/Government Bond	124,203	24,592	(210,613)	(61,818)
Monthly Distribution	486,720	33,290	(312,346)	207,664
High-Yield Bond	471,607	52,511	(612,365)	(88,247)
Dynamic Macro	55,038	5,487	(27,096)	33,429
Alternative Strategy *	12,502	—	(4,300)	8,202
Appreciation & Income	91,681	8,215	(162,228)	(62,332)
Large Cap Value	51,439	222	(172,653)	(120,992)
Alternative Income	79,003	326	(2,539)	76,790
Focused Large Cap Growth	35,576	—	(12,698)	22,878
Real Estate Stock	82,379	5,891	(75,409)	12,861
International Stock	55,580	409	(178,465)	(122,476)
Small Cap Value	24,089	—	(72,599)	(48,510)
Emerging Markets Stock	69,764	—	(61,643)	8,121
Small Cap Growth	32,928	12,843	(88,557)	(42,786)

*	Prior year shareholder transactions presented for Alternative Strategy are representative of the period August 1, 2013 to October 31, 2013.

8.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of dividends paid during the period ended October 31, 2014 and October 31, 2013 was as follows:

	For the year ended October 31, 2014				For the period ended October 31, 2013
	Ordinary	Long-Term	Return of		Ordinary	Long-Term	Return of
Fund	Income	Capital Gains	Capital	Total	Income	Capital Gains	Capital	Total
Corporate/Government Bond	$1,609,392	$223,663	$—	$1,833,055	$4,989,941	$479,818	$—	$5,469,759
Monthly Distribution	6,127,602	4,836,787	1,672,242	12,636,631	7,756,262	—	—	7,756,262
Floating Rate Bond	1,836,066	—	—	1,836,066	—	—	—	—
High-Yield Bond	6,632,924	—	—	6,632,924	7,438,832	—	—	7,438,832
International Opportunity Bond	—	—	236,377	236,377	—	—	—	—
Dynamic Macro	171,273	—	—	171,273	379,368	—	30,656	410,024
Alternative Strategy	—	—	—	—	—	—	—	—
Appreciation & Income	300,034	—	—	300,034	826,595	—	—	826,595
Large Cap Value	488,166	—	—	488,166	439,727	—	—	439,727
Alternative Income	42,433	191,793	—	234,226	31,226	—	—	31,226
Focused Large Cap Growth	156,567	22,778	—	179,345	—	—	—	—
Real Estate Stock	441,893	935,096	—	1,376,989	307,473	786,227	—	1,093,700
International Stock	986,428	—	—	986,428	523,067	—	—	523,067
Small Cap Value	20,015	1,033,666	—	1,053,681	44,834	—	—	44,834
Emerging Markets Stock	—	—	—	—	—	—	—	—
Small Cap Growth	3,200,033	1,364,027	—	4,564,060	—	1,257,195	—	1,257,195

Permanent book and tax differences, primarily attributable to net operating losses, non-deductible expenses, character of distributions, foreign currency exchange gains (losses), paydown gains (losses), partnerships, C Corp return of capital, swap gains (losses) and adjustments for passive foreign investment companies, reclassifications of gains on contingent convertible debt securities, real estate investment trusts, business development companies, grantor trusts, partnerships and the capitalization of in lieu dividend payments made in connection with short sales of stock that have not been held open for more than 45 days resulted in reclassification for the tax year ended October 31, 2014 as follows:

124

NOTES TO FINANCIAL STATEMENTS (Continued)

October 31, 2014

		Accumulated	Accumulated
		Net Investment	Net Realized
Fund	Paid In Capital	Income (Loss)	Gain (Loss)
Corporate/Government Bond	$—	$132,080	$(132,080)
Monthly Distribution	—	1,139,601	(1,139,601)
Floating Rate Bond	(14,159)	28,660	(14,501)
High-Yield Bond	—	—	—
International Opportunity Bond	(16,333)	(143,969)	160,302
Dynamic Macro	(4,835)	(18,853)	23,688
Alternative Strategy	(7,297)	(55,270)	62,567
Appreciation & Income	—	195,814	(195,814)
Large Cap Value	—	—	—
Alternative Income	—	27,711	(27,711)
Focused Large Cap Growth	(55,605)	53,472	2,133
Real Estate Stock	—	—	—
International Stock	—	501,154	(501,154)
Small Cap Value	—	—	—
Emerging Markets Stock	—	77,020	(77,020)
Small Cap Growth	—	447,061	(447,061)

Net assets were unaffected by the above reclassifications.

As of each of the Fund’s tax year-ended October 31, 2014, the components of distributable earnings on a tax basis were as follows:

						Total
		Undistributed	Capital Loss		Unrealized	Accumulated
	Undistributed	Long-Term	Carry	Late Year	Appreciation	Earnings
Fund	Ordinary Income	Capital Cains	Forw ards	Loss	(Depreciation)	(Deficits)
Corporate/Government Bond	$13,411	$—	$(465,701)	$—	$666,163	$213,873
Monthly Distribution	—	—	(3,371,794)	—	(7,619,575)	(10,991,369)
Floating Rate Bond	20,255	—	(67,025)	—	(1,043,528)	(1,090,298)
High-Yield Bond	17,754	—	(3,403,542)	—	1,118,293	(2,267,495)
International Opportunity Bond	—	—	—	—	(1,545,372)	(1,545,372)
Dynamic Macro	—	—	(431,749)	—	297,888	(133,861)
Alternative Strategy	—	—	(1,198,250)	(259,611)	532,007	(925,854)
Appreciation & Income	808,269	3,916,839	—	—	929,270	5,654,378
Large Cap Value	242,115	—	(902,741)	—	19,700,739	19,040,113
Alternative Income	—	93,728	—	—	502,672	596,400
Focused Large Cap Grow th	—	—	(591,857)	(390,591)	7,699,610	6,717,162
Real Estate Stock	1,617,460	1,031,469	—	—	8,798,753	11,447,682
International Stock	1,302,369	267,504	—	—	3,137,096	4,706,969
Small Cap Value	1,490,330	390,448	—	—	1,913,636	3,794,414
Emerging Markets Stock	535,365	—	(3,967,556)	—	3,392,405	(39,786)
Small Cap Grow th	318,339	2,332,362	—	—	2,974,125	5,624,826

The difference between book basis and tax basis unrealized appreciation (depreciation), undistributed net investment income (loss) and accumulated net realized gain (loss) from security transactions are primarily attributable to the tax deferral of losses on wash sales and straddles, adjustments for gains on contingent convertible debt securities, mark-to-market on open forward foreign currency

125

NOTES TO FINANCIAL STATEMENTS (Continued)

October 31, 2014

contracts, options, futures and swap contracts, and adjustments for real estate investment trusts, passive foreign investment companies, royalty trusts, constructive sales of securities held short, partnerships and C Corporation return of capital distributions.

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Funds incurred and elected to defer such late year losses as follows:

Late Year
Fund	Losses
Corporate/Government Bond	—
Monthly Distribution	—
Floating Rate Bond	—
High-Yield Bond	—
International Opportunity Bond	—
Dynamic Macro	—
Alternative Strategy	259,611
Appreciation & Income	—
Large Cap Value	—
Alternative Income	—
Focused Large Cap Growth	390,591
Real Estate Stock	—
International Stock	—
Small Cap Value	—
Emerging Markets Stock	—
Small Cap Growth	—

At October 31, 2014, the following Funds had capital loss carryforwards for federal income tax purposes available to offset future capital gains through the indicated expiration date as follows:

	Expiring October 31,				Non-Expiring	Long-Term
Fund	2015	2016	2017	2019	Short-Term	Non-Expiring	Total
Corporate/Government Bond	$—	$—	$—	$—	$645,701	$—	$645,701
Monthly Distribution	3,371,794	—	—	—	—	—	3,371,794
Floating Rate Bond	—	—	—	—	67,025	—	67,025
High-Yield Bond	—	—	3,403,542	—	—	—	3,403,542
International Opportunity Bond	—	—	—	—	—	—	—
Dynamic Macro	—	—	—	152,058	—	279,691	431,749
Alternative Strategy	—	—	—	—	1,198,250	—	1,198,250
Appreciation & Income	—	—	—	—	—	—	—
Large Cap Value	—	—	902,741	—	—	—	902,741
Alternative Income	—	—	—	—	—	—	—
Focused Large Cap Growth	—	—	—	—	516,209	75,648	591,857
Real Estate Stock	—	—	—	—	—	—	—
International Stock	—	—	—	—	—	—	—
Small Cap Value	—	—	—	—	—	—	—
Emerging Markets Stock	—	—	3,386,845	351,019	229,692	—	3,967,556
Small Cap Growth	—	—	—	—	—	—	—

For Monthly Distribution, $1,374,302, $1,216,951 and $780,541 of capital loss carryover related to the acquisition of the Kelmoore Strategy Fund, Kelmoore Strategy Eagle Fund and Kelmoore Strategy Liberty Fund, respectively, is remaining to be recognized over the next four years. These amounts are subject to annual limitations of $1,374,302, $1,216,951 and $780,541 for the Kelmoore Strategy Fund, Kelmoore Strategy Eagle Fund and Kelmoore Strategy Liberty Fund, respectively, under tax rules.

126

NOTES TO FINANCIAL STATEMENTS (Continued)

October 31, 2014

9.	UNDERLYING INVESTMENT IN OTHER INVESTMENT COMPANIES

Alternative Strategy currently invests a portion of its assets in Invesco STIT - Treasury Portfolio. Alternative Strategy may redeem its investment from the Invesco STIT - Treasury Portfolio at any time if the Advisor determines that it is in the best interest of the Fund and its shareholders to do so.

The performance of the Fund may be directly affected by the performance of the Invesco STIT - Treasury Portfolio. The financial statements of the Invesco STIT - Treasury Portfolio, including the portfolio of investments, can be found at www.invesco.com or the Securities and Exchange Commission’s website www.sec.gov and should be read in conjunction with Alternative Strategy financial statements. As of October 31, 2014, the percentage of the Fund’s net assets invested in the Invesco STIT - Treasury Portfolio was 25.4%.

Dynamic Macro currently invests a portion of its assets in SPDR S&P 500 ETF Trust. Dynamic Macro may redeem its investment from the SPDR S&P 500 ETF Trust at any time if the Advisor determines that it is in the best interest of the Fund and its shareholders to do so.

The performance of the Fund may be directly affected by the performance of the SPDR S&P 500 ETF Trust. The Financial statements of the SPDR S&P 500 ETF Trust, including the portfolio of investments, can be found at www.spdrs.com or the Securities and Exchange Commission’s website www.sec.gov and should be read in conjunction with Dynamic Macro financial statements. As of October 31, 2014, the percentage of the Fund’s net assets invested in the SPDR S&P 500ETF Trust was 29.3%.

10.	LINE OF CREDIT

Floating Rate Bond may borrow for investment purposes, to meet repurchase requests and for temporary, extraordinary or emergency purposes. The Fund has entered into a line of credit agreement with The Bank of Nova Scotia, which permits the Fund to borrow up to $10 million at a rate, per annum, equal to 0.90% plus the 3 month LIBOR rate to be paid quarterly. There is also an annual commitment fee. During the year ended October 31, 2014, the Floating Rate Bond did not borrow from the line of credit.

11.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements relating to the Funds presented in this report.

127

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of the Dunham Funds

We have audited the accompanying statements of assets and liabilities of the Dunham Corporate/Government Bond Fund, Dunham Monthly Distribution Fund, Dunham High-Yield Bond Fund, Dunham Dynamic Macro Fund (formerly known as Dunham Loss Averse Equity Income Fund), Dunham Alternative Strategy Fund, Dunham Appreciation & Income Fund, Dunham Large Cap Value Fund, Dunham Alternative Income Fund, Dunham Focused Large Cap Growth Fund, Dunham Real Estate Stock Fund, Dunham International Stock Fund, Dunham Small Cap Value Fund, Dunham Emerging Markets Stock Fund, and Dunham Small Cap Growth Fund (the “Funds”), each a series of shares of beneficial interest in the Dunham Funds, including the schedules of investments, as of October 31, 2014, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the periods and years in the five-year period then ended (except as noted below for Dunham Alternative Strategy Fund). We have also audited the statement of changes in net assets for the Dunham Alternative Strategy Fund for the year ended July 31, 2013 and the accompanying statements of assets and liabilities of the Dunham Floating Rate Bond Fund and the Dunham International Opportunity Bond Fund, each a series of shares of beneficial interest in the Dunham Funds, including the schedules of investments, as of October 31, 2014, and the related statements of operations and changes in net assets and the financial highlights for the period November 1, 2013 (commencement of operations) to October 31, 2014. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. Relating specifically to the Dunham Alternative Strategy Fund, the financial highlights for each of the years in the three-year period ended July 31, 2012 were audited by other auditors whose report dated September 27, 2012, expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2014 by correspondence with the custodian, agent banks, and brokers and by other appropriate auditing procedures where responses from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of October 31, 2014, the results of their operations for the year then ended, the changes in their net assets for each of the years or periods presented, and their financial highlights for each of the years or periods presented (except for periods audited by other auditors noted above for Dunham Alternative Strategy Fund), in conformity with accounting principles generally accepted in the United States of America.

Philadelphia, Pennsylvania
December 29, 2014

128

TRUSTEES & OFFICERS (Unaudited)

Trustees and Officers of the Trust, together with information as to their principal business occupations during the last five years, are shown below. Each Trustee who is considered an “interested person” of the Trust (as defined in Section 2(a)(19) of the 1940 Act) is indicated by an asterisk next to his name. Unless otherwise noted, the address of each Trustee and Officer is 10251 Vista Sorrento Parkway, Suite 200, San Diego, CA 92121.

Name, Age and Address	Position(s) Held with Trust	Term of Office and Length of Time Served ^	Principal Occupation(s) During the Past 5 Years and Current Directorships	Number of Funds in the Trust Overseen by Trustee	Other Directorships
Non-Interested Trustees
Timothy M. Considine 1501 Fifth Ave., Ste. 400, San Diego, CA 92101 Age: 74	Trustee	Since January 2008	Accountant, Considine & Considine (certified public accountant), 1960- present.	16	HomeFed Corp., 1992-present
Henry R. Goldstein 3403 S. Race St. Englewood, CO 80113 Age: 83	Trustee	Since January 2008	Self-employed consultant/mediator (financial services), 2009-present; Independent Contractor, RBC Daniels (financial services company for telecom industry), 2007-2009; Managing Director, Daniels & Associates (financial services company for telecom industry), 1998- 2007.	16	None
Paul A. Rosinack Age: 67	Trustee	Since January 2008	President/ Chief Executive Officer / Director, Qualigen, Inc., (manufacturer of medical products and equipment) 2004- present.	16	None
Interested Trustees and Officers
Jeffrey A. Dunham* Age: 53	Trustee, Chairman of Board, President & Principal Executive Officer	Since January 2008	Chief Executive Officer, Dunham & Associates Investment Counsel, Inc. (registered investment adviser, broker-dealer and distributor for mutual funds), 1985- present; Chief Executive Officer, Dunham & Associates Holdings, Inc. (holding company), 1999-present; Chief Executive Officer, Dunham & Associates Securities, Inc. (general partner for various limited partnerships), 1986- present; Chief Executive Officer, Asset Managers, Inc. (general partner for various limited partnerships), 1985-present; Chairman and Chief Executive Officer, Dunham Trust Company, 1999-present.	16	None
Denise S. Iverson Age: 55	Treasurer & Principal Financial Officer	Since January 2008	Chief Financial Officer, Dunham & Associates Investment Counsel, Inc. (registered investment adviser, broker-dealer and distributor for mutual funds), 1999-present; Chief Financial Officer, Dunham & Associates Holdings, Inc. (holding company), 1999- present; Chief Financial Officer, Dunham & Associates Securities, Inc. (general partner for various limited partnerships), 1999-present; Chief Financial Officer, Asset Managers, Inc. (general partner for various limited partnerships), 1999-present; Chief Financial Officer and Director, Dunham Trust Company, 1999-present.	N/A	N/A
129

Hilarey M. Findeisen Age: 44	Secretary	Since January 2008	Director of Operations, Dunham & Associates Investment Counsel, Inc. (registered investment adviser, broker-dealer and distributor for mutual funds), 1994- to present.	N/A	N/A
Joseph P. Kelly II Age: 39	Chief Compliance Officer	Since January 2014	General Counsel and Chief Compliance Officer, Dunham & Associates, Investment Counsel, Inc. (registered investment adviser, broker-dealer and distributor for mutual funds), November 2013-present; Senior Associate, Dechert LLP (law firm), 2005-October 2013.	N/A	N/A
Tamara Beth Wendoll Age: 43	Assistant Secretary and AML Officer	Since December 2008 - Assistant Secretary; Since September 2010 – AML Officer	Chief Operating Officer, Dunham & Associates Investment Counsel, Inc. (registered investment adviser, broker-dealer and distributor for mutual funds), 2008- present; Senior Executive Vice President, Marketing and Operations, Kelmoore Investment Co., Inc., 1998-2008	N/A	N/A
James Colantino 80 Arkay Dr., Ste. 110 Hauppauge, NY 11788 Age: 45	Assistant Treasurer	Since January 2008	Senior Vice President-Fund Administration, 2012-present; Vice President, 2004- 2012; Senior Fund Administrator, 1999- 2004, Gemini Fund Services, LLC.	N/A	N/A

^	Each Trustee will serve an indefinite term until his successor, if any, is duly elected and qualified. Officers of the Trust are elected annually.

The Trust’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-888-3DUNHAM (338-6426).

130

ADDITIONAL INFORMATION (Unaudited)

FACTORS CONSIDERED BY THE INDEPENDENT TRUSTEES IN APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS

Meeting of the Board of Trustees Held on June 24, 2014

Continuance of Sub-Advisory Agreement for Alternative Income

At a regular meeting of the Board of Trustees (the “Board”) of the Trust held on June 24, 2014 (the “Meeting”), the Board, including all of the Trustees who are not interested persons of the Trust (the “Independent Trustees”), considered the continuance of the Sub-Advisory Agreement with Harbor Springs Financial Management, LLC (“Harbor Springs”) with respect to Alternative Income (the “Fund”). In connection with its review and approval of the Sub-Advisory Agreement, the Board considered materials furnished by Harbor Springs, including information about, but not limited to, its personnel, operations and resources. The following is a summary of the information reviewed and considered by the Trustees and does not detail all information reviewed and considered.

Matters considered by the Board, including the Independent Trustees, in connection with its approval of the continuance of the Investment Advisory Agreement included the following:

Performance. As to investment performance, the Trustees reviewed the Fund’s performance over the 1 year and since inception periods through March 31, 2014 as compared to a peer group average (the ‘Peer Group”), Morningstar category average (“Morningstar Average”), its benchmark index, the Dow Jones US Select Dividend Index (the “Index”) and a composite of Harbor Springs’ individually managed accounts (collectively, the “Comparison Group”). The Trustees noted that although the Fund’s performance was satisfactory, it had underperformed the Peer Group, Morningstar Average and Index over both periods. The Trustees discussed that the Fund generally does not align with the other funds in the Peer Group. They noted that the Fund has an investment objective of maximizing income with capital appreciation as a secondary objective, while most of the funds within the Peer Group and Morningstar Average have a primary investment objective of capital appreciation. The Trustees further noted Harbor Springs’ input that many of the funds in the Morningstar category are asset allocation funds that invest in a variety of asset classes in which the Fund does not invest. The Trustees also considered that the Fund invests in master limited partnerships (MLPs), and the funds in the Morningstar Average generally do not, which has negatively impacted performance due to the uncertainty regarding the tax status of MLPs. The Trustees then discussed the Fund’s recent performance and noted that for the one-year period ended May 30, 2014, the Fund outperformed the Morningstar category. They also considered the Adviser’s view that Harbor Springs does a good job with stock selection, as well as the Sub-Adviser’s confidence that the Fund is poised to outperform the Index by year-end. The Trustees concluded that the Sub-Adviser is committed to the Fund’s strategy and expressed that, overall, they are satisfied with the performance of the Fund and are optimistic regarding prospects for improved performance in the near term.

Nature, Extent and Quality of Services. The Trustees discussed that the Adviser expressed satisfaction with Harbor Springs’ responsiveness to questions and requests for information and they viewed favorably Harbor Springs’ initiatives in the area of compliance and willingness to take direction from the Adviser. The Trustees also noted that there were no regulatory or compliance issues reported to the Board since inception of the Fund. The Trustees concluded that Harbor Springs has the experience and resources necessary to continue to provide sub-advisory service to the Fund.

Cost of Services and Profitability. The Trustees discussed that the fulcrum fee is in a +/-30 basis points adjustment to the base fee of 40 basis points based on the performance of the Fund’s Class N shares versus the performance benchmark for a range of 0.10% to 0.70%. The Trustees noted that while the maximum fee of 0.70% is 0.20% higher than the minimum fee that Harbor Springs charges other clients, Harbor Springs would only earn the maximum fee if the Fund performed very well. The Board, including the Independent Trustees, took into account that the minimum fee rate of 10 basis points is low and concluded that the fee adjustments under the fulcrum fee arrangement are reasonable and appropriate to reward or penalize outperformance or underperformance, respectively.

Economies of Scale. As to economies of scale, the Trustees reviewed an analysis of profitability provided by Harbor Springs in connection with the operation of the Fund. They discussed that the Harbor Spring’s expenses in running the Fund are greater than what has been earned. As Harbor Spring’s has not yet achieved a profit, the Trustees concluded that it is premature to discuss economies of scale.

Conclusion. Having requested and received such information from Harbor Springs as the Trustees believed to be reasonably necessary to evaluate the terms of the Sub-Advisory Agreement, and as assisted by the advice of independent counsel, the Trustees concluded that the Sub-Advisory fee is reasonable and that continuance of the Sub-Advisory Agreement with Harbor Springs is in the best interests of the Trust and shareholders of Alternative Income.

131

ADDITIONAL INFORMATION (Unaudited) (Continued)

Meeting of the Board of Trustees Held on September 23, 2014

At a regular meeting (the “Meeting”) of the Board of Trustees (the “Board”) of the Trust held on September 23, 2014, the Board, including all of the Trustees who are not interested persons of the Trust (the “Independent Trustees”), considered the approval of a new sub-advisory agreement among the Trust, Dunham & Associates Investment Counsel, Inc. (the “Adviser”) and PENN Capital Management Company, Inc. (“PENN”) (the “New Sub-Advisory Agreement”) on behalf of the Appreciation & Income and a new sub-advisory agreement among the Trust, the Adviser and Mellon Capital Management Corporation (“Mellon”) (the “New Sub-Advisory Agreement”) on behalf of Dynamic Macro.

New Sub-Advisory Agreement for Appreciation & Income

In connection with its review and approval of the New Sub-Advisory Agreement at the Meeting, the Independent Trustees considered materials furnished by PENN, including information about, but not limited to, PENN’s personnel and operations and financial condition. At the Meeting, representatives from the Adviser presented to the Board information regarding PENN and the Fund and responded to questions from the Trustees. The Board also reviewed the terms of the New Sub-Advisory Agreement and compared its terms to those of the prior sub-advisory agreement. The Trustees discussed the performance goals and fulcrum fee arrangements set forth in the New Sub-Advisory Agreement.

Matters considered by the Board, including the Independent Trustees, in connection with its approval of the New Sub-Advisory Agreement included the following:

Performance. As to investment performance, the Trustees reviewed the PENN Convertible Securities Composite performance report, which provided the performance of separate accounts managed by PENN with a similar strategy over various time periods ended June 30, 2014 as compared to a group of funds in Morningstar’s convertible securities category that have a similar style and investment approach and discussed the same with analysts from DAIC. They discussed PENN’s returns for the 1-year period and stated that underperformance during this time period was the result of PENN being underweight to the most equity sensitive part of the convertible market. The Trustees noted that PENN did not consider those convertibles to have the necessary risk/reward dynamic that PENN looks for in an investment. The Trustees noted PENN’s strong performance for the 5- and 10-year periods and since inception on September 30, 2003. The Independent Trustees concluded that based on PENN’s long-term track record and experience in this asset class it is reasonable to expect that PENN will obtain an acceptable level of investment return for the Fund’s shareholders.

Nature, Extent and Quality of Services. As to the nature, quality and extent of the service to be provided by PENN pursuant to the New Sub-Advisory Agreement, the Board noted the Trust’s positive acquaintance with PENN in connection with High-Yield. The Trustees discussed the nature of PENN’S operations and the experience of its management personnel. The Board also reviewed PENN’s methodology, research and analysis for selecting investments. The Trustees noted the opinion of the Trust’s CCO with respect to PENN’s policies and procedures and satisfaction with PENN’s overall “culture of compliance”. After further discussion, the Independent Trustees concluded that PENN has the experience and resources necessary for managing the Fund in a manner acceptable to the Board.

Cost of Services and Profitability. As to the cost of the services to be provided and the profits to be realized by PENN, the Board noted that the Fund will pay PENN a fulcrum fee consisting of a base fee of 45 basis points annually and a performance fee component at a rate that will vary by +/- 0.25% of the average daily net asset value of the Fund depending upon the performance of the Fund’s Class N shares as compared to the Bank of America Merrill Lynch All Convertibles All Qualities Index (the ” Comparative Index”) for a range of 0.20% to 0.70%. The Board also noted that the performance fee rate will increase or decrease by one basis point (0.01%) for each ten basis points (0.10%) of outperformance/underperformance of the Comparative Index. The Trustees noted that PENN would only earn the maximum fee if the Fund performed very well. The Board, including the Independent Trustees, took into account that the minimum fee rate of 20 basis points is low and that the maximum fee rate of 70 basis points is below the fee that PENN charges to manage other accounts with a similar strategy. The Independent Trustees concluded that the fee adjustments under the fulcrum fee arrangement are reasonable and appropriate to reward or penalize the sub-adviser’s outperformance or underperformance, respectively. The Independent Trustees also took into account that the Fund pays the Adviser a fixed fee of 0.65% of daily net assets and discussed that the various duties of the Adviser and PENN are not duplicative. The Independent Trustees next considered the anticipated profits to be realized by PENN in relation to the operation of Appreciation & Income. They reviewed an analysis of profitability provided by PENN and concluded that the estimated net profits to PENN are modest.

Economies of Scale. As to economies of scale, after discussion, it was the consensus of the Independent Trustees that the Fund had not yet reached an asset level where PENN could realize any material economies of scale and, consequently, the absence of breakpoints was acceptable at this time. The Independent Trustees concluded that they would reconsider this topic when the assets of the Fund increase materially.

132

ADDITIONAL INFORMATION (Unaudited) (Continued)

Conclusion. During the Board’s deliberations, it was noted that the Board did not identify any single piece of information that was all important or controlling with respect to the New Sub-Advisory Agreement. Having requested and received such information from the Adviser and PENN as the Board believed to be reasonably necessary to evaluate the terms of the proposed New Sub-Advisory Agreement, and as assisted by the advice of counsel, the Board, including all of the Independent Trustees, unanimously concluded that the terms of the New Sub-Advisory Agreement were fair and reasonable.

As a result of their considerations, the Independent Trustees determined that approval of the New Sub-Advisory Agreement was in the best interests of the Fund and its shareholders. Accordingly, the Independent Trustees unanimously approved the New Sub-Advisory Agreement with PENN.

New Sub-Advisory Agreement for Dynamic Macro

In connection with its review and approval of the New Sub-Advisory Agreement at the September 23, 2014 Meeting, the Independent Trustees considered materials furnished by Mellon, including information about, but not limited to, Mellon’s personnel and operations and financial condition. At the Meeting, representatives from the Adviser and Mellon presented to the Board information regarding Mellon and the Fund and responded to questions from the Trustees. The Board also reviewed the terms of the New Sub-Advisory Agreement and compared its terms to those of the prior sub-advisory agreement. The Trustees discussed the terms of the New Sub-Advisory Agreement and the performance goals and fulcrum fee arrangements set forth in the New Sub-Advisory Agreement.

Matters considered by the Board, including the Independent Trustees, in connection with its approval of the New Sub-Advisory Agreement included the following:

Performance. As to investment performance, the Trustees reviewed performance data provided by Mellon that showed outperformance of Mellon’s Dynamic Total Return Composite since inception in November 2013 versus the Morningstar category average, a peer group of comparable funds. The Board also reviewed the performance of Mellon’s Global Alpha Low Restriction Composite over the 1-year and 5-year periods ended June 30, 2014 and noted its outperformance versus the Morningstar category average and peer group. While the two composites were managed in a slightly different manner, the Independent Trustees were satisfied with the data provided and concluded that Mellon has the ability to provide reasonable returns to the Fund’s shareholders.

Nature, Extent and Quality of Services. As to the nature, quality and extent of the services to be provided by Mellon, the Independent Trustees heard from Adviser representatives as to the high degree of interaction with and attention received by all levels of Mellon’s management throughout the selection process. The Board considered the detailed description provided by Mellon with regard to its services and procedures for monitoring compliance with the Fund’s guidelines and applicable regulatory requirements, which they noted included the use of a third party automated compliance monitoring system. Further, the Independent Trustees were impressed by the enthusiasm exhibited by the Mellon representatives during their presentation. The Independent Trustees noted that Mellon manages assets in excess of $3 billion for clients with strategies similar to the Fund and concluded that Mellon is uniquely qualified to manage this type of product.

Cost of Services and Profitability. As to the cost of the services to be provided and the profits to be realized by Mellon, the Board noted that the Fund will pay Mellon a fulcrum fee consisting of a base fee of 75 basis points annually and a performance fee component at a rate that will vary by +/- 0.35% of the average daily net asset value of the Fund depending upon the performance of the Fund’s Class N shares as compared to the IndexIQ IQ Hedge Global Macro Beta Index (the “Comparative Index”) for a range of 0.40% to 1.10%. The Board also noted that the performance fee rate will increase or decrease by one basis point (0.01%) for each ten basis points (0.10%) of outperformance/underperformance of the Comparative Index. The Trustees noted that Mellon would only earn the maximum fee if the Fund performed very well. The Board, including the Independent Trustees, noted that based on information provided by Mellon, the maximum fee rate of 1.10 basis points is similar to the average adviser and sub-adviser management fees Mellon is receiving for managing similar accounts. The Independent Trustees discussed that the Fund pays the Adviser a fixed fee of 0.65% of daily net assets and considered the delegation of duties between the Adviser and Sub-Adviser. The Independent Trustees concluded that on its face and relative to the Advisory fee, the proposed Sub-Advisory fee is reasonable in light of the quality of services expected to be rendered to the Fund. As to profitability, the Independent Trustees noted that Mellon does not anticipate receiving any payment from the Fund other than pursuant to the new Sub-Advisory Agreement. Further, the Independent Trustees reviewed an analysis of profitability provided by the Sub-Adviser and concluded that the estimated net profits did not appear to be excessive.

Economies of Scale. As to economies of scale, the Independent Trustees noted the absence of breakpoints at this time, but recognizing the relatively small size of the Fund, concurred that this was not a concern. The Independent Trustees acknowledged management’s optimism for the Fund’s growth with respect to the new investment strategy and projected improvement in the economy in general. Consequently, the Trustees concluded that it may be appropriate to consider breakpoints in the future.

133

ADDITIONAL INFORMATION (Unaudited) (Continued)

Conclusion. During the Board’s deliberations, it was noted that the Board did not identify any single piece of information that was all important or controlling with respect to the New Sub-Advisory Agreement. Having requested and received such information from the Adviser and Sub-Adviser as the Board believed to be reasonably necessary to evaluate the terms of the proposed New Sub-Advisory Agreement, and as assisted by the advice of counsel, the Board, including all of the Independent Trustees, unanimously concluded that the terms of the new Sub-Advisory Agreement were fair and reasonable.

As a result of their considerations, the Independent Trustees determined that approval of the New Sub-Advisory Agreement was in the best interests of the Fund and its shareholders. Accordingly, the Independent Trustees unanimously approved the New Sub-Advisory Agreement with Mellon.

134

DUNHAM FUNDS’ EXPENSES (Unaudited)

Example

Shareholders of mutual funds will pay (1) transitional costs, such as sales load, and (2) ongoing expenses, such as advisory fees, distribution and service fees (12b-1), and other fund expenses. The following examples are intended to help you understand the ongoing cost (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note, the expenses shown in the tables are meant to highlight ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions which may be assessed by mutual funds. This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The columns under the heading entitled “Actual” help you estimate the actual expenses you paid over the period. The “Actual-Ending Account Value” shown is derived from the Fund’s actual return, and the “Actual- Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. To estimate the expenses you paid on your account during this period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the column under the heading entitled “Actual-Expenses Paid During Period”.

Hypothetical Examples for Comparison Purposes

The columns under the heading entitled “Hypothetical” provide information about hypothetical account value and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs which may be applicable to your account. Therefore, the last column of the table (Hypothetical- Expenses Paid During Period) is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical
			Actual		(5% return before expenses)
	Fund’s	Beginning	Ending	Expenses	Ending	Expenses
	Annualized	Account Value	Account Value	Paid During	Account Value	Paid During
	Expense Ratio	5/1/14	10/31/14	Period*	10/31/14	Period*
Class N:
Corporate/Government Bond Fund	1.21%	$1,000.00	$1,014.40	$ 6.14	$1,019.11	$ 6.16
Monthly Distribution Fund	2.41%	$1,000.00	$1,004.30	$12.18	$1,013.06	$12.23
Floating Rate Bond Fund	1.43%	$1,000.00	$1,003.50	$ 7.10	$1,018.00	$ 7.27
High-Yield Bond Fund	1.03%	$1,000.00	$ 999.70	$ 5.19	$1,020.01	$ 5.24
International Opportunity Bond Fund	1.34%	$1,000.00	$ 948.40	$ 6.58	$1,018.45	$ 6.82
Dynamic Macro Fund	1.61%	$1,000.00	$1,015.70	$ 8.18	$1,017.09	$ 8.19
Alternative Strategy Fund	2.12%	$1,000.00	$1,036.50	$10.88	$1,014.52	$10.76
Appreciation & Income Fund	1.46%	$1,000.00	$1,044.10	$ 7.52	$1,017.85	$ 7.43
Large Cap Value Fund	1.28%	$1,000.00	$1,041.10	$ 6.59	$1,018.75	$ 6.51
Alternative Income Fund	1.67%	$1,000.00	$1,028.80	$ 8.54	$1,016.79	$ 8.49
Focused Large Cap Growth Fund	1.99%	$1,000.00	$1,118.50	$10.45	$1,014.93	$ 9.94
Real Estate Stock Fund	1.71%	$1,000.00	$1,110.70	$ 9.10	$1,016.59	$ 8.69
International Stock Fund	1.98%	$1,000.00	$ 991.50	$ 9.94	$1,015.22	$10.06
Small Cap Value Fund	1.43%	$1,000.00	$1,043.90	$ 7.37	$1,018.00	$ 7.27
Emerging Markets Stock Fund	1.26%	$1,000.00	$1,071.10	$ 6.58	$1,018.85	$ 6.41
Small Cap Growth Fund	1.45%	$1,000.00	$1,030.80	$ 7.30	$1,017.60	$ 7.25
Class A:
Corporate/Government Bond Fund	1.51%	$1,000.00	$1,069.60	$ 7.88	$1,017.59	$ 7.68
Monthly Distribution Fund	2.66%	$1,000.00	$1,003.10	$13.43	$1,011.80	$13.49
Floating Rate Bond Fund	1.68%	$1,000.00	$1,003.30	$ 8.34	$1,016.74	$ 8.54
High-Yield Bond Fund	1.28%	$1,000.00	$ 998.40	$ 6.45	$1,018.75	$ 6.51
International Opportunity Bond Fund	1.59%	$1,000.00	$ 947.30	$ 7.80	$1,017.19	$ 8.08
Dynamic Macro Fund	1.86%	$1,000.00	$1,014.00	$ 9.44	$1,015.83	$ 9.45
Alternative Strategy Fund	2.37%	$1,000.00	$1,034.80	$12.16	$1,013.26	$12.03
Appreciation & Income Fund	1.71%	$1,000.00	$1,042.30	$ 8.80	$1,016.59	$ 8.69
Large Cap Value Fund	1.53%	$1,000.00	$1,039.90	$ 7.87	$1,017.49	$ 7.78
Alternative Income Fund	1.92%	$1,000.00	$1,027.50	$ 9.81	$1,015.53	$ 9.75
Focused Large Cap Growth Fund	2.24%	$1,000.00	$1,117.70	$11.76	$1,013.69	$11.18
Real Estate Stock Fund	1.96%	$1,000.00	$1,109.00	$10.42	$1,015.32	$ 9.96
International Stock Fund	2.23%	$1,000.00	$ 990.20	$11.19	$1,013.96	$11.32
Small Cap Value Fund	1.68%	$1,000.00	$1,042.80	$ 8.65	$1,016.74	$ 8.54
Emerging Markets Stock Fund	1.51%	$1,000.00	$1,069.60	$ 7.88	$1,017.59	$ 7.68
Small Cap Growth Fund	1.70%	$1,000.00	$1,029.10	$ 8.55	$1,016.36	$ 8.50
135

YOUR FUNDS’ EXPENSES (Unaudited) (Continued)

					Hypothetical
			Actual		(5% return before expenses)
	Fund’s	Beginning	Ending	Expenses	Ending	Expenses
	Annualized	Account Value	Account Value	Paid During	Account Value	Paid During
	Expense Ratio	5/1/14	10/31/14	Period*	10/31/14	Period*
Class C:
Corporate/Government Bond Fund	1.96%	$1,000.00	$1,011.30	$ 9.94	$1,015.32	$ 9.96
Monthly Distribution Fund	3.41%	$1,000.00	$ 992.00	$17.12	$1,008.02	$17.26
Floating Rate Bond Fund	2.18%	$1,000.00	$1,000.60	$10.91	$1,014.22	$11.07
High-Yield Bond Fund	1.78%	$1,000.00	$ 997.00	$ 8.96	$1,016.23	$ 9.05
International Opportunity Bond Fund	2.09%	$1,000.00	$ 945.50	$10.25	$1,014.67	$10.61
Dynamic Macro Fund	2.61%	$1,000.00	$1,010.10	$13.22	$1,012.05	$13.24
Alternative Strategy Fund	3.12%	$1,000.00	$1,030.50	$15.97	$1,009.48	$15.80
Appreciation & Income Fund	2.46%	$1,000.00	$1,038.00	$12.64	$1,012.80	$12.48
Large Cap Value Fund	2.24%	$1,000.00	$1,076.50	$11.53	$1,013.69	$11.18
Alternative Income Fund	3.11%	$1,000.00	$1,041.70	$15.74	$1,009.37	$15.49
Focused Large Cap Growth Fund	2.99%	$1,000.00	$1,112.90	$15.66	$1,009.97	$14.90
Real Estate Stock Fund	2.71%	$1,000.00	$1,104.90	$14.38	$1,011.54	$13.74
International Stock Fund	2.98%	$1,000.00	$ 986.60	$14.92	$1,010.18	$15.10
Small Cap Value Fund	2.43%	$1,000.00	$1,039.20	$12.49	$1,012.96	$12.33
Emerging Markets Stock Fund	2.26%	$1,000.00	$1,065.00	$11.76	$1,013.81	$11.47
Small Cap Growth Fund	2.45%	$1,000.00	$1,025.80	$12.31	$1,012.65	$12.23

*	Expenses Paid During Period are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184 days and divided by 365 (to reflect the number of days in the six month period ending October 31, 2014).

136

How to Obtain Proxy Voting Information

Information regarding how the Funds voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 as well as a description of the policies and procedures that the Funds use to determine how to vote proxies is available without charge, upon request, by calling (888)-3DUNHAM (338-6426) or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (800)-SEC-0330. The information on Form N-Q is available without charge, upon request, by calling (888)-3DUNHAM (338-6426).

137

Privacy Notice

 March 2011

FACTS	WHAT DO THE DUNHAM FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■         Social Security number and wire transfer instructions

■         account transactions and transaction history

■         investment experience and purchase history

When you are no longer a customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Dunham Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do Dunham Funds share?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	NO
For our marketing purposes - to offer our products and services to you	Yes	NO
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes - information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call (800) 442-4358 or go to www.dunham.com
138

What we do:
How do Dunham Funds protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

We permit only authorized parties and affiliates (as permitted by law) who have signed an agreement (which protects your personal information) with us to have access to customer information.

How do Dunham Funds collect my personal information?	We collect your personal information, for example, when you

■     open and account or deposit money

■     direct us to buy securities or direct us to sell your securities

■     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?	Federal law gives you the right to limit only

■     sharing for affiliates’ everyday business purposes - information about your creditworthiness.

■     affiliates from using your information to market to you.

■     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ■ Our affiliates include financial companies, such as Dunham & Associates Investment Counsel, Inc..
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ Dunham Funds do not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Dunham Funds doesn’t jointly market.
139

P.O. Box 910309
San Diego, California 92191

(800) 442-4358

Distributed by Dunham & Associates Investment Counsel, Inc. Member FINRA/SIPC

THIS REPORT AND FINANCIAL STATEMENTS CONTAINED HEREIN ARE NOT INTENDED TO BE A FORECAST OF FUTURE EVENTS, A GUARANTEE OF FUTURE RESULTS, OR INVESTMENT ADVICE. FURTHER, THERE IS NO ASSURANCE THAT CERTAIN SECURITIES WILL REMAIN IN OR OUT OF EACH FUND’S PORTFOLIO.

THE FIGURES IN THIS REPORT REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE FUTURE RESULTS. THE PRINCIPAL VALUE OF AN INVESTMENT AND INVESTMENT RETURN WILL FLUCTUATE SO THAT AN INVESTOR’S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:

During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:

During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

(a)

The Board has determined, based on questionnaires completed by the Audit Committee members, that Timothy M. Considine is an audit committee financial expert.  Mr. Considine is independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

FY 2014

$ 192,000

FY 2013

$ 177,000

(b)

Audit-Related Fees

FY 2014

$        0

FY 2013

$        0

Nature of the fees:

(c)

Tax Fees

FY 2014

$ 32,000

FY 2013

$ 30,000

Nature of the fees:

Preparation of federal and state tax returns and review of annual dividend calculations.

(d)

All Other Fees

Registrant

Adviser

FY 2014

$         0

$         0

FY 2013

$         0

$         0

Nature of the fees:

(e)

(1)

Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee is also required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant to the extent that the services are determined to have a direct impact on the operations or financial reporting of the registrant.  Services are reviewed on an engagement by engagement basis by the audit committee.

(2)

Percentages of 2013 Services Approved by the Audit Committee

Registrant

Adviser

Audit-Related Fees:

     0%

     0%

Tax Fees:

     0%

     0%

All Other Fees:

     0%

     0%

(f)

During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant

Adviser

FY 2014

$32,000

              $ None

FY 2013

$30,000

              $ None

(h)

Not applicable.  All non-audit services to the registrant were pre-approved by the Audit Committee for FY 2011

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.  Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.  None

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR,  the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Code of Ethics filed herewith.

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith..

(a)(3)

Not applicable.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Dunham Funds

By (Signature and Title)

/s/Jeffrey Dunham

       Jeffrey Dunham, President

Date

1/9/15

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

 /s/Jeffrey Dunham

        Jeffrey Dunham, President

Date

1/9/15

By (Signature and Title)

/s/Denise Iverson

       Denise Iverson, Treasurer

Date

1/9/15